UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2009

Date of reporting period: September 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Intermediate Duration Portfolio

Short Duration Plus Portfolio

U.S. Government Short Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration New York Municipal Portfolio

Short Duration Diversified Municipal Portfolio

California Municipal Portfolio

New York Municipal Portfolio

Diversified Municipal Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2009

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the Fund’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Prospectuses, SAIs, and Shareholder Reports” at the bottom of any screen or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Updated Mutual Fund Performance & Holdings” at the bottom of any screen.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •   Are Not Bank Guaranteed

Portfolio Manager Commentaries

To Our Shareholders—November 23, 2009

This report provides management’s discussion of fund performance for the 12 portfolios of the Sanford C. Bernstein Fund, Inc. for the annual reporting period ended September 30, 2009.

Bernstein Tax-Managed International Portfolio

Investment Objective and Strategy

Bernstein Tax-Managed International Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, plus Canada. The Portfolio seeks to minimize the impact of taxes on shareholders’ returns. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. AllianceBernstein L.P. (the “Adviser”) selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs. The Portfolio seeks to minimize the impact of taxes on shareholders’ returns. The Portfolio seeks to maximize after-tax total returns by considering the tax impact that buy and sell investment decisions will have on its shareholders.

Bernstein International Portfolio

Investment Objective and Strategy

Bernstein International Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The International Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Effective October 1, 2008, the Adviser expanded its approach to managing currencies in the International Portfolios. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment purposes when it anticipates that a foreign currency will appreciate or depreciate in value. The International Portfolios may also make investments in less developed or emerging markets.

Investment Results

The chart on page 14 shows performance for the International Portfolios compared to their benchmark, the MSCI EAFE Index (cap-weighted, unhedged), for the six- and 12-month periods ended September 30, 2009.

The International Portfolios underperformed the benchmark for the six- and 12-month periods ended September 30, 2009, and posted negative returns for the annual reporting period. For the 12-month period, stock selection in the financial, materials and industrial sectors were the largest detractors from the International Portfolios’ performance. These stocks fell dramatically in the second half of 2008 amid investors’ fears about the worsening global credit crisis and falling economic growth. An underweight in financial stocks partially offset the

2009 Annual Report	1

Portfolio Manager Commentaries (continued)

performance impact of stock selection in the sector, as did an overweight in the more defensive energy sector. The value segment of the International Portfolios outperformed the growth segment for the 12-month period, although both lagged the benchmark.

For the six-month period, an overweight in energy stocks plus an overweight and unfavorable stock selection in the telecommunications sector detracted from relative performance. Both sectors lagged the benchmark during the strong market recovery. Despite a modest underweight in financials, the best performing sector, strong stock selection contributed positively to the International Portfolios’ performance. Additionally, favorable stock selection in the consumer discretionary sector, specifically auto and media holdings, contributed to performance. For the six-month period, the value segment of the International Portfolios outperformed the growth segment and the benchmark as returns were strongest for the stocks with the cheapest valuations. The International Portfolios did not use leverage for the six- or 12-month periods.

Market Review and Investment Strategy

In 2009 the international equity markets—as measured by the MSCI EAFE Index—experienced one of their worst ever losses from September 2008 through February 2009, as well as one of their largest recoveries starting in March 2009. International equity markets collapsed in the 12-month period ended September 30, 2009, amid widespread flight from risk as investors feared the worsening global credit crisis would lead to a severe and prolonged global economic recession. As investors regained confidence in early 2009 that the unprecedented, global intervention by governments to thaw credit markets and revive economic growth would be effective, the international equity markets staged a very strong recovery with the benchmark rising almost 60% from March–September 2009.

A sense of normality is returning to the global economy and financial markets. While risk premiums remain high versus historical norms, they have receded dramatically from the peak of the credit crisis. The economic recovery, which began in China and other parts of Asia, appears to be gaining traction globally. This has led to a rebound in corporate earnings. Nevertheless, significant risks and challenges remain for the global economy and financial markets. The upside of continued investor anxiety is that attractive opportunities remain for active investment managers to add value through research-driven stock selection. The growth and value teams have positioned the International Portfolios with the expectation of capturing this opportunity, albeit in different ways. Each team has applied its distinct investment philosophy, discipline and research to take advantage of the huge valuation distortions created by the recent crisis. In the Team’s view, the International Portfolios are positioned to take advantage of the possible rebound in corporate profitability while withstanding the inevitable risks along the way.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

Bernstein Emerging Markets Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Portfolio will be rebalanced as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although this Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, factors will be considered such as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Investment Results

The chart on page 14 shows performance for the Portfolio compared with the benchmark, the MSCI Emerging Markets (EM) Index, for the six- and 12-month periods ended September 30, 2009.

2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

The Portfolio posted positive absolute returns for both the six- and 12- month periods, and outperformed the benchmark for the six-month period while underperforming the benchmark for the 12-month period ended September 30, 2009. Security selection was the main driver of both trends. The value sleeve outperformed its growth counterpart during both time frames.

For the 12-month reporting period ended September 30, 2009, sector selection was positive in the growth and value sleeves, as was security selection in value. An overweight combined with strong security selection within financials was the largest contributor for value as was security selection within the industrial commodities sector. With respect to country performance in the value segment, the Multi-Asset Solutions Team’s (the “Team’s”) security selection within the Russia and Turkey were the largest contributors. In the growth segment, sector selection was modest for the 12-month period, with help from an overweight in health care. Overall stock selection detracted across most sectors, primarily in materials. Holdings in China and South Africa detracted the most from the growth sleeve.

For the six-month period ended September 30, 2009, positive sector selection and strong security selection in the value sleeve drove the Portfolio, offsetting poor sector and security selection in the growth segment. Security selection within financials and industrial commodities in value were the largest drivers of performance. On a country level, holdings in Korea contributed the most to the value sleeve, with Turkey and Brazil also contributing. In the growth sleeve, security selection within the materials sector detracted the most, as did an overweight in health care and holdings in China. The Portfolio did not use leverage for the six- or 12-month periods.

Market Review and Investment Strategy

The 2008 market turmoil toppled markets and caused economic activity to contract, as investors fled anything with a hint of risk. From the most recent market bottom, equity markets rebounded, risk aversion receded considerably and the best-performing sectors and stocks were generally those that struggled during the financial crisis. Emerging markets, which led markets down during the crisis, have now surged past their developed counterparts. The economic recovery—which began in China and other parts of Asia in the second quarter of 2009—appeared to gain speed and traction globally in the third quarter of 2009.

The recent rally has moved overall emerging-market valuations back to more normal ranges, but investors’ increasing appetite for risk has led to a shift in value opportunities. The Portfolio’s underlying growth and value teams have trimmed positions in the more defensive sectors to increase the Portfolio’s exposure to cyclical sectors. The Portfolio’s underlying value team sees attractive opportunities in capital-dependent markets and continues to see compelling opportunities in financials and technology, where valuations remain well below the Team’s estimates of fair value. As style opportunities have begun to look more balanced, the Portfolio’s underlying growth team has increased the Portfolio’s exposure to companies with a combination of better fundamentals and valuations. The level of opportunity in the growth and value styles usually differs significantly, but the Team believes the potential in both styles is greater than it has been in years—even after the recent market recovery.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

Bernstein Intermediate Duration Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar-denominated foreign securities, and may invest without limit in fixed-income, US dollar-denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The chart on page 14 shows performance for the Portfolio compared with the benchmark, the Barclays Capital Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2009.

2009 Annual Report	3

Portfolio Manager Commentaries (continued)

The Portfolio outperformed the benchmark for the six- and 12-month periods ended September 30, 2009. The Portfolio’s US Investment Grade: Core Fixed Income Team’s (the “Team’s”) positioning of the Portfolio to capitalize on record wide yield spreads of credit benefited performance for the six- and 12-month periods. The following positions were positive: an overweight in investment-grade corporates and commercial mortgage-backed securities (CMBS), allocations in non-investment—grade corporates and an underweight in Treasuries. Leverage did not have any meaningful impact on performance for the six- or 12-month periods.

Market Review and Investment Strategy

The challenges of late 2008 continued into early 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic downturn. By the second quarter of 2009, however, signs of a bottoming of the recession resulted in a significant rally in credit sectors as well as equities. Capital markets rebounded on growing evidence that aggressive policy action on a global scale had been successful at staving off a depression-type scenario. Risk assets continued the rally into the third quarter as evidence mounted that the global economy was emerging from a deep recession and appeared on track for a return to modest economic growth in 2010.

Bond returns were bifurcated during the 12-month period ended September 30, 2009, with negative non-government bond returns early in the period reflecting last fall’s financial crisis and risk aversion, while Treasury and government-related debt benefited from investor risk aversion early in the period and then underperformed later in the period as investor risk appetite returned.

Investment-grade corporate bond spreads during the crisis peaked in excess of 600 basis points over duration matched Treasuries in mid-December 2008. The second half of the 12-month period was marked by historic recovery with investment-grade corporate bonds returning 19.41%; spreads tightened significantly from their widest levels to end the 12-month reporting period at 218 basis points over Treasuries. Spreads on CMBS similarly widened to historically high levels of almost 1600 basis points over Treasuries, before ending the period at 537 basis points over Treasuries. CMBS returned –15.14% between September 30, 2008–March 31, 2009 and 26.75% for the second half of the annual period. The events of the past year were historic as non-government bonds completed one of the fastest recoveries on record following the largest downturn on record.

While risk premiums remain high versus historical norms, they have receded dramatically from their heights at the peak of the credit crisis. Liquidity is returning and credit is becoming more readily available as the securitization markets unfreeze, although credit growth remains slow. Corporate earnings appear to have reached bottom after a two-year plunge, and positive earnings surprises are increasing. The economic recovery—which began in China and other parts of Asia in the second quarter—appeared to gain speed and traction globally in the third quarter. Industrial production has rebounded sharply around the world. In the US, the Institute for Supply Management (ISM) manufacturing composite index has risen above the 50% threshold—which indicates expansion—for the first time in 18 months. Surging new orders have prompted automakers and other manufacturers to restock depleted inventories to meet pent-up demand.

Massive doses of coordinated monetary and fiscal stimulus from governments and central banks around the world have also provided impetus for the recovery—and just a portion of the nearly $800 billion of fiscal stimulus funds promised by the Obama administration have been disbursed or realized so far. The bulk of the spending is due in 2010.

Major central banks are unlikely to reverse their extraordinary monetary easing as long as inflation pressures remain low. The continuation of extremely accommodative monetary policies has supported the rebound in risk assets: by keeping short-term interest rates low, central banks are essentially raising the opportunity cost of staying in “safe” assets such as cash and short-term government bonds. Despite extremely low yields, significant pools of money remain on the sidelines. Reentry of these funds into the market could, in the Team’s view, extend the current credit rally. The Team believes opportunities in the credit markets remain compelling, and that investors may likely be rewarded for sticking to a disciplined, long-term approach to asset allocation.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

Bernstein Short Duration Plus Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US Government and agency securities, asset-backed securities,

4	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment grade. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The chart on page 14 shows performance for the Portfolio compared to the benchmark, the Merrill Lynch (ML) 1–3 Treasury Index, for the six- and 12-month periods ended September 30, 2009.

The Portfolio outperformed its benchmark for both the six- and 12-month periods ended September 30, 2009. The US Investment Grade: Liquid Markets/Structured Products Investment Team’s (the “Team’s”) earlier positioning of the portfolio to capitalize on record wide yield spreads of non-government sectors benefited performance for the six- and 12-month periods. The following positions were positive: an underweight to Treasuries and overweights in mortgages, CMBS, Agencies and investment-grade corporates. Leverage did not have any meaningful impact on performance for either six- or 12-month period.

Market Review and Investment Strategy

The challenges of late 2008 continued into early 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic downturn. By the second quarter of 2009, however, signs of a bottoming of the recession resulted in a significant rally in credit sectors as well as equities. Capital markets rebounded on growing evidence that aggressive policy action on a global scale had been successful at staving off a depression-type scenario. Risk assets continued the rally into the third quarter as evidence mounted that the global economy was emerging from a deep recession and appeared on track for a return to modest economic growth in 2010.

Bond returns were bifurcated during the annual period, with negative non-government bond returns early in the period reflecting last fall’s financial crisis and subsequent risk aversion, while Treasury and government-related debt benefitting from investor risk aversion early in the period and then underperforming later in the period as investor risk appetite returned.

Investment-grade corporate bond spreads during the crisis peaked in excess of 600 basis points over duration matched Treasuries in mid-December 2008. The second half of the 12-month period was marked by historic recovery with investment grade corporate bonds returning 19.41% during the six-month period and spreads tightening significantly from their widest levels to end the annual reporting period at 218 basis points over Treasuries. Spreads on CMBS similarly widened to historically high levels of almost 1600 basis points over Treasuries, before ending the September 30, 2009 period at 537 basis points over Treasuries. CMBS returned –15.14% between September 30, 2008–March 31, 2009, and 26.75% for the second half of the annual period. The events of the past year were historic in proportion as non-government bonds completed one of the fastest recoveries on record following the largest downturn on record.

While risk premiums remain high versus historical norms, they have receded dramatically from their heights at the peak of the credit crisis. Liquidity is returning and credit is becoming cheaper and more readily available as the securitization markets unfreeze, although credit growth remains slow. Corporate earnings appear to have reached bottom after a two-year plunge, and positive earnings surprises are increasing. The economic recovery—which began in China and other parts of Asia in the second quarter—appeared to gain speed and traction globally in the third quarter. Industrial production rebounded sharply around the world. In the US, the ISM manufacturing composite index has risen above the 50% threshold—which indicates expansion—for the first time in 18 months. Surging new orders have prompted automakers and other manufacturers to restock depleted inventories to meet pent-up demand.

Massive doses of coordinated monetary and fiscal stimulus from governments and central banks around the world have also provided impetus for the recovery—and just a portion of the nearly $800 billion of fiscal stimulus funds promised by the Obama administration have been disbursed or realized so far. The bulk of the spending is due in 2010.

Major central banks are unlikely to reverse their extraordinary monetary easing as long as inflation remains low. The continuation of extremely accommodative monetary policies has supported the rebound in risk assets: by keeping short-term interest rates low, central banks are essentially raising the

2009 Annual Report	5

Portfolio Manager Commentaries (continued)

opportunity cost of staying in “safe” assets such as cash and short-term government bonds. Despite extremely low yields, significant pools of money remain on the sidelines. Reentry of these funds into the market could, in the Team’s view, extend the current credit rally. Bond markets are recovering but opportunities still remain compelling. The Team believes that investors may likely be well rewarded for sticking to a disciplined, long-term approach to asset allocation.

Bernstein US Government Short Duration Portfolio

Investment Objective and Strategy

Bernstein US Government Short Duration Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in US Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated AA or better by Standard & Poor’s Corporation (“Standard & Poor’s”) or Fitch Ratings, Inc. (“Fitch”) or Aa or better by Moody’s Investors Services, Inc. (“Moody’s”) (or, if unrated, determined by the Adviser to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

The Portfolio invests primarily in high quality liquid government securities. During periods of extreme opportunity, the Portfolio turnover ratio can dramatically increase as the US Investment Grade: Liquid Markets Structured Products Team (the “Team”) tries to position the Portfolio and maximize the expected return.

Investment Results

The chart on page 14 shows performance for Portfolio compared with the benchmark, the ML 1–3 Year Treasury Index, for the six- and 12-month periods ended September 30, 2009.

The Portfolio outperformed the benchmark for the six- and 12-month periods ended September 30, 2009. The Team’s earlier positioning of the Portfolio to capitalize on record wide yield spreads of non-Treasury sectors benefited performance for both the six- and 12-month periods. The following positions were positive for both time periods: an underweight to Treasuries and overweights to Agencies, mortgages and inflation protected Treasuries (TIPS). Positions in CMBS detracted from performance for the annual period, but contributed positively to performance for the six-month period. Leverage did not have any meaningful impact on performance for the six- or 12-month periods.

Market Review and Investment Strategy

The challenges of late 2008 continued into early 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic downturn. By the second quarter of 2009, however, signs of a bottoming of the recession resulted in a significant rally in credit sectors as well as equities. Capital markets rebounded on growing evidence that aggressive policy action on a global scale had been successful at staving off a depression-type scenario. Risk assets continued the rally into the third quarter as evidence mounted that the global economy was emerging from a deep recession and appeared on track for a return to modest economic growth in 2010.

Bond returns were bifurcated during the annual period, with negative non-government bond returns early in the period reflecting last fall’s financial crisis and subsequent risk aversion, while Treasury and government-related debt benefitting from investor risk aversion early in the period and then underperforming later in the period as investor risk appetite returned.

While risk premiums remain high versus historical norms, they have receded dramatically from their heights at the peak of the credit crisis. Liquidity is returning and credit is becoming cheaper and more readily available as the securitization markets unfreeze, although credit growth remains slow. Corporate earnings appear to have reached bottom after a two-year plunge, and positive earnings surprises are increasing. The economic recovery—which began in China and other

6	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

parts of Asia in the second quarter—appeared to gain speed and traction globally in the third quarter. Industrial production rebounded sharply around the world. In the US, the ISM manufacturing composite index has risen above the 50% threshold—which indicates expansion—for the first time in 18 months. Surging new orders have prompted automakers and other manufacturers to restock depleted inventories to meet pent-up demand.

Massive doses of coordinated monetary and fiscal stimulus from governments and central banks around the world have also provided impetus for the recovery—and just a portion of the nearly $800 billion of fiscal stimulus funds promised by the Obama administration have been disbursed or realized so far. The bulk of the spending is due in 2010.

Major central banks are unlikely to reverse their extraordinary monetary easing as long as inflation remains low. The continuation of extremely accommodative monetary policies has supported the rebound in risk assets: by keeping short-term interest rates low, central banks are essentially raising the opportunity cost of staying in “safe” assets such as cash and short-term government bonds. Despite extremely low yields, significant pools of money remain on the sidelines. Reentry of these funds into the market could, in the Team’s view, extend the current credit rally. Bond markets are recovering but opportunities still remain compelling. The Team believes that investors may likely to be well rewarded for sticking to a disciplined, long-term approach to asset allocation.

Bernstein Short Duration California Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration California Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein Short Duration New York Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration New York Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration Diversified Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal and Bernstein Short Duration Diversified Municipal Portfolios (the “Short Duration Municipal Portfolios”) invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Short Duration Portfolios may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rated agencies, which are not investment-grade. Each of the Short Duration Municipal Portfolios may use derivatives, such as options, futures, forwards and swaps. Each of the Short Duration Municipal Portfolios seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Investment Results

The chart on page 14 shows performance for each of the Bernstein Short Duration Municipal Portfolios compared to

2009 Annual Report	7

Portfolio Manager Commentaries (continued)

their benchmark, the Barclays Capital 1-Year Municipal Index, and their peer group, as represented by the Short-Term Municipal Lipper Composite, for the six- and 12-month periods ended September 30, 2009.

The Short Duration Municipal Portfolios all advanced over the 12-month period, but underperformed their benchmark, which consists of bonds with maturities of greater than one year but less than two years. The Short Duration Municipal Portfolios had more exposure in shorter- and longer-term bonds, which hurt relative performance for the 12-month period, but helped performance for the six-month period. For the six-month period, the Short Duration Municipal Portfolios advanced and outperformed their benchmark.

The Short Duration Municipal Portfolios’ outperformance of their Lipper peer group for the 12-month period ended September 30, 2009, was primarily due to a more conservative stance with respect to credit risk and callable bonds. Conversely, as lower-rated and longer-term bonds have performed well over the six-month period, the Short Duration Municipal Portfolios modestly lagged the performance of the peer group.

The 12-month period was volatile in all financial markets, and the municipal market was no exception. In response to the collapse in the equity and housing markets, the US Federal Reserve (the “Fed”) aggressively lowered short-term interest rates. After a brief, but sharp sell-off in October, high-grade municipal bonds rallied sharply. Short-term, AAA municipal yields ended the 12-month period 1.8% lower, while intermediate yields and long-term yields were 1.7% and 1.4% lower. As a result, the absolute returns of investment-grade municipal bonds were very good across the maturity spectrum, and the longer the average maturity of the portfolio, the higher the return.

While high-grade municipal bonds rallied sharply over the year as investors sought safety, the rally in lower rated bonds was muted by comparison. For example, the extra yield available for buying Puerto Rico general obligation bonds (GOs) (Baa3/BBB-) versus a AAA rated municipal stands at 2.4% today, but it had been 1.5% prior to Lehman Brothers’ bankruptcy in October 2008. And, while lower rated bonds had significantly lower returns, they were also more volatile. During the first quarter of 2009, the extra yield available on Puerto Rico GOs reached 4% as investors pondered the prospects of an economic depression and the implications for the budgets of state and local governments, especially for lower rated credits like Puerto Rico. As the threat of a depression faded during the spring and summer, lower rated bonds rallied from their lows, but still underperformed high grades for the 12-month period ended September 30, 2009.

As the year unfolded, the Municipal Bond Investment Team (the “Team”) sought to reduce the Short Duration Municipal Portfolios’ holdings of AAA-rated bonds in favor of more AA- and A-rated bonds. By historical standards, the extra yield for modestly reducing credit quality was very high; and while it has narrowed since last spring, it remains high. Furthermore, the Team’s research indicates that certain municipal ratings are systematically too low given the issuers’ financial stability. Special tax bonds, backed by broad-based sales, income or transportation taxes, should merit ratings of double- and triple-A, while those special tax bonds with a more limited tax pledge or geographic area are between A and AA. Water and sewer bonds and retail electric distribution systems should be rated higher too. Yet, in all these circumstances, the Team identified credits with lower ratings, and looked to buy the credits. The Team believes the market and the rating agencies may recognize the financial stability of these issuers and their prices and ratings may improve. In the meantime, the Short Duration Municipal Portfolios may earn the extra income they provide while still providing a relatively stable portfolio.

For the six- and 12-month periods ended September 30, 2009, underperformance versus the benchmarks and peer groups was disappointing and can largely be explained by the Short Duration Municipal Portfolios’ maturity selection in both instances. With respect to the Short Duration Municipal Portfolios’ benchmark, which consists of GO bonds with maturities of greater than four years but less than six years, the Short Duration Municipal Portfolios had more exposure in shorter- and longer-term bonds, which hurt relative performance. With respect to the Short Duration Municipal Portfolios’ peer groups, the fact that average maturities are approximately two years less than the peer groups significantly limited performance.

Bernstein California Municipal Portfolio

Investment Objective and Strategy

Bernstein California Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of California or its political subdivisions, or

8	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein New York Municipal Portfolio

Investment Objective and Strategy

Bernstein New York Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Diversified Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

Each of the Bernstein California Municipal, Bernstein New York Municipal and Bernstein Diversified Municipal Portfolios (the “Municipal Portfolios”) invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each Municipal Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade. Each of the Municipal Portfolios may use derivatives, such as options, futures, forwards and swaps. Each of the Municipal Portfolios seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

Investment Results

The chart on page 14 shows performance for the Municipal Portfolios compared with the benchmark, the Barclays Capital 5-Year GO Municipal Index, and their peer group, as represented by the Lipper Short & Intermediate Term Blended Municipal Debt Fund Average, for the six- and 12-month periods ended September 30, 2009.

The Municipal Portfolios all had positive absolute returns, but underperformed their benchmarks for the 12-month periods ended September 30, 2009. For the six-month period ended September 30, 2009, the Municipal Portfolios all had positive absolute returns and outperformed their benchmarks but underperformed their Lipper peer groups.

The 12-month period ended September 30, 2009, was an volatile period in all financial markets, and the municipal market was no exception. In response to the collapse in the equity and housing markets, the Fed aggressively lowered short-term interest rates. After a brief but sharp sell-off in October, high-grade municipal bonds rallied sharply. Short-term, AAA municipal yields ended the 12-month reporting period 1.8% lower, while intermediate yields and long-term yields were 1.7% and 1.4% lower, respectively. As a result, the absolute returns of investment-grade municipal bonds were positive across the maturity spectrum—and the longer the average maturity of the portfolio, the higher the return. In addition, because short-term yields fell the most, followed by intermediate- and then long-term yields, portfolios with a concentrated maturity structure outperformed portfolios with laddered structures (portfolios structured evenly around target maturity date) or barbelled structures (combination of portfolios with shorter and longer maturities), all of which will come to the targeted average maturity.

While high-grade municipal bonds rallied sharply over the 12-month period as investors sought safety, the rally in lower-rated bonds was muted by comparison. For example, the extra yield available for buying Puerto Rico GO bonds (Baa3/BBB-) versus a AAA- rated municipal bond stands at 2.4% today, but it had been 1.5% prior to Lehman Brothers’ bankruptcy in 2008. And, while lower-rated bonds had significantly lower returns, they were also more volatile. During the first quarter of 2009, the extra yield available on Puerto Rico GOs reached 4%

2009 Annual Report	9

Portfolio Manager Commentaries (continued)

as investors pondered the prospects of an economic depression and the implications for the budgets of state and local governments, especially for lower-rated credits like Puerto Rico. As the threat of a depression faded during the spring and summer, lower-rated bonds rallied from their lows, but still underperformed high grades over the 12-month period ended September 30, 2009.

Market Review and Investment Strategy

As 2009 unfolded, the Municipal Bond Investment Team (the “Team”) sought to reduce the holdings of AAA-rated bonds in favor of more AA- and A-rated bonds. By historical standards, the extra yield for modestly reducing credit quality was very high; and while it has narrowed since last spring, it remains high. Furthermore, the Team’s research indicates that certain municipal ratings are systematically too low, given the issuers’ financial stability. Special tax bonds, backed by broad-based sales, income or transportation taxes, should merit ratings of AA- and AAA, while those special tax bonds with a more limited tax pledge or geographic area are between A and AA. Water and sewer bonds and retail electric distribution systems should be rated higher too, in the Team’s opinion. Yet, in all these circumstances, the Team has identified credits with lower ratings, and the Municipal Portfolios looked to buy the credits. Eventually, the Team believes the market and the rating agencies will recognize the financial stability of these issuers and their prices and ratings will move up. In the meantime, the Municipal Portfolios can earn the extra income they provide while still providing a relatively stable portfolio.

The Municipal Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most municipal bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

10	Sanford C. Bernstein Fund, Inc.

Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on page 14 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com and clicking on “Updated Mutual Fund Performance & Holdings” at the bottom of any screen.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives, policies, charges, expenses and risks. For a copy of the Fund’s prospectus, which contains this and other information, visit our website at www.bernstein.com and click on “Prospectuses, SAIs, and Shareholder Reports” at the bottom of any screen. You should read the prospectus carefully before investing.

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein Tax-Managed International Portfolio, Bernstein International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes. On April 30, 1999, the Bernstein International Value Portfolio (IVP) was split into two portfolios: Bernstein International Value II (now known as International) for tax-exempt investors such as 401(k) and other retirement plans; and Bernstein Tax-Managed International Value (now known as Tax-Managed International) for taxable investors. Both Portfolios have the same overall investment style except that the latter includes tax management. International is an extension of the original IVP in that it is managed without regard to tax considerations. The returns shown on page 14 reflect the performance of the Bernstein Tax-Managed International Portfolio and the Bernstein International Portfolio using an all-value investment style through August 2003. In September 2003, the investment style of each of the Bernstein International Portfolios changed from all value to a blend of growth and value. In May 2005, the investment style of the Bernstein Emerging Markets Portfolio changed from all value to a blend of growth and value.

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Lipper Emerging Markets Index represents the performance for funds that have generally similar investment objectives to their respective Bernstein portfolios, although some may have different investment policies and sales and management fees. The Barclays Capital Aggregate Bond Index represents the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and CMBS. The ML 1–3 Year Treasury Index is composed of US Treasury obligations with remaining maturities of 1–2.99 years. The Barclays Capital 5-Year General Obligation Municipal Index is a total-return performance benchmark for the intermediate-term, investment-grade tax-exempt bond market. The Barclays Capital 1-Year Municipal Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. Lipper Composites are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

(Historical Performance continued on next page)

2009 Annual Report	11

Historical Performance (continued from previous page)

A Word About Risk

Bernstein Tax-Managed International and International Portfolios: Substantially all of the Portfolios’ assets will be invested in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolios will invest in foreign currency-denominated securities, fluctuations in the value of the Portfolios’ investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate their investments between “growth” and “value” stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. The Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio’s shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Portfolio. The Lipper International Large-Cap Core Average contains funds that invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) above Lipper’s US Diversified Equity large-cap floor.

Bernstein Emerging Markets Portfolio: This Portfolio invests a significant amount of its assets in foreign securities which involves risks not associated with US investments, including currency fluctuations, accounting differences and political instability and economic changes. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Because the Portfolio allocates between “growth” and “value” stocks, an investment in the Portfolio is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolio had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolio may be significant over time. The Lipper Emerging Markets Index contains funds that seek either current income or total return by investing at least 65% of total assets in emerging market securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This index represents the performance for funds that have generally similar investment objectives to their respective Bernstein portfolios, although some may have different investment policies and sales and management fees.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein US Government Short Duration, Bernstein Short Duration Diversified Municipal, Bernstein Diversified Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: The Portfolios invest principally in bonds and other fixed-income securities. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolios are not guaranteed. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. High-yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk. The Lipper Short-Term Investment Grade Debt Average contains funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. The Lipper Short-Term US Government Debt Fund Average contains funds that invest primarily in securities issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted maturities of less than three years. The Lipper Intermediate Term Debt Fund Average contains funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. The Lipper Short-Term Municipal Debt Fund Average contains funds that invest in municipal debt issues with dollar-weighted average maturities less than three years. The Lipper Short & Intermediate Term Blended Municipal Debt Fund Average is an equal weighted average of the Lipper Intermediate Municipal Debt Fund Average (which includes funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years), the Lipper Short-Intermediate Municipal Debt Fund Average (which includes funds that invest in municipal debt issues with dollar-weighted average maturities of one to five years) and the Lipper Short-Term Municipal Debt Fund Average.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios: Both of these Portfolios can invest in foreign securities. Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the US dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein Short Duration Diversified Municipal and Bernstein Diversified Municipal Portfolios: Bernstein Intermediate Duration Portfolio can invest up to 25% of its assets in below-investment-grade bonds, whereas the other three Portfolios can invest up to 20% of their assets in below-investment-grade bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: These Portfolios can invest up to 20% of their assets in below investment- grade bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. The Portfolios are “non-diversified” and therefore may hold more concentrated positions and be subject to certain additional risks than a “diversified” portfolio.

All Bernstein Portfolios: In order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Each Portfolio’s risks are fully discussed in its prospectus.

(Historical Performance continued on next page)

2009 Annual Report	13

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS			INCEPTION DATE
THROUGH SEPTEMBER 30, 2009	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION
Tax-Managed International	47.04	-4.64	1.83	2.78	6.60	6/22/1992
Return after taxes on distributions*	47.04	-4.70	0.95	1.98	5.43
Return after taxes on distributions and sale of shares*	30.58	-2.12	2.14	2.54	5.52
International	46.48	-5.59	1.95	2.84	3.07	4/30/1999
MSCI EAFE Index	49.85	3.23	6.07	2.55
Lipper International Large-Cap Core Average	46.29	-0.09	4.87	1.35

Emerging Markets
Before deduction of purchase and redemption fees	67.63	15.85	15.57	13.53	9.11	12/15/1995
After deduction of purchase and redemption fees**	64.29	13.54	14.87	13.18	8.87
MSCI Emerging Markets Index	62.90	19.07	17.31	11.42
Lipper Emerging Markets Index	65.95	12.70	15.40	11.40

Intermediate Duration†	14.09	14.41	4.77	5.45	6.75	1/17/1989
Barclays Capital Aggregate Bond Index	5.59	10.56	5.12	6.30
Lipper Intermediate Investment Grade Debt Fund Average	11.43	10.91	3.40	4.90

Short Duration Plus	4.35	5.08	2.23	3.53	5.12	12/12/1988
US Government Short Duration	1.69	3.96	3.24	3.93	5.13	1/3/1989
Merrill Lynch 1–3 Year Treasury Index	0.67	3.46	4.03	4.54
Lipper Short-Term Investment Grade Debt Fund Average	6.74	4.25	2.07	3.32
Lipper Short-Term US Government Debt Fund Average	2.27	4.61	3.36	3.93

Short Duration Diversified Municipal	1.89	3.85	2.85	3.09	3.41	10/3/1994
Short Duration California Municipal	1.67	3.95	2.74	2.80	3.18	10/3/1994
Short Duration New York Municipal	1.91	4.14	2.86	2.97	3.26	10/3/1994
Barclays Capital 1-Year Municipal Index	1.51	4.70	3.31	3.48
Lipper Short-Term Municipal Debt Fund Average	2.44	3.38	2.33	2.84

Diversified Municipal	4.64	8.96	3.74	4.48	5.27	1/9/1989
California Municipal	4.83	8.09	3.62	4.20	4.99	8/6/1990
New York Municipal	5.74	9.42	3.85	4.50	5.32	1/9/1989
Barclays Capital 5-Year GO Muni Index	4.46	10.88	4.61	5.18
Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	5.83	8.61	3.15	3.96

†	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2009 by 0.01%.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plan or individual retirement accounts.

**	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

Note that a Portfolio may have a different Lipper investment classification/objective than in previous years. As a result, the Portfolio’s performance return for the period dating back to prior to the change in the Portfolio’s Lipper investment classification/objective may vary significantly compared to the current Lipper average.

See Historical Performance and Benchmark Disclosures on pages 11–13.

(Historical Performance continued on next page)

14	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Taxable Bond Portfolios
Tax-Managed International	Intermediate Duration
Growth of $25,000	Growth of $25,000

International	Short Duration Plus
Growth of $25,000	Growth of $25,000

Emerging Markets	U.S. Government Short Duration
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10–year period ending September 30, 2009.

†	Reflects the growth of $25,000 in the Portfolio after the deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. The starting point for the indices is $25,000. The starting point for the Portfolio is $24,750, which reflects the deduction of the 1% fee. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $88,904. The purchase fee is taken out of the first month’s return and the redemption fee is taken out of the last month’s return. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Historical Performance and Benchmark Disclosures on pages 11–13.

(Historical Performance continued on next page)

2009 Annual Report	15

Historical Performance (continued from previous page)

Municipal Bond Portfolios
Short Duration Diversified Municipal	Diversified Municipal
Growth of $25,000	Growth of $25,000

Short Duration California Municipal	California Municipal
Growth of $25,000	Growth of $25,000

Short Duration New York Municipal	New York Municipal
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10–year period ending September 30, 2009.

See Historical Performance and Benchmark Disclosures on pages 11–13.

16	Sanford C. Bernstein Fund, Inc.

Fund Expenses—September 30, 2009 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2009	ENDING ACCOUNT VALUE SEPTEMBER 30, 2009	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Tax-Managed International Class Shares
Actual	$1,000	$1,470.41	$6.87	1.11%
Hypothetical (5% return before expenses)	$1,000	$1,019.50	$5.62	1.11%

International Class Shares
Actual	$1,000	$1,464.84	$7.04	1.14%
Hypothetical (5% return before expenses)	$1,000	$1,019.35	$5.77	1.14%

Emerging Markets Class Shares
Actual	$1,000	$1,676.32	$8.92	1.33%
Hypothetical (5% return before expenses)	$1,000	$1,017.65	$6.73	1.33%

Intermediate Duration Class Shares
Actual	$1,000	$1,140.91	$3.06	0.57%
Hypothetical (5% return before expenses)	$1,000	$1,022.21	$2.89	0.57%

U.S. Government Short Duration Class Shares
Actual	$1,000	$1,016.91	$3.03	0.60%
Hypothetical (5% return before expenses)	$1,000	$1,022.06	$3.04	0.60%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,018.90	$3.14	0.62%
Hypothetical (5% return before expenses)	$1,000	$1,021.96	$3.14	0.62%

Short Duration California Municipal Class Shares
Actual	$1,000	$1,016.74	$3.19	0.63%
Hypothetical (5% return before expenses)	$1,000	$1,021.91	$3.19	0.63%

Short Duration New York Municipal Class Shares
Actual	$1,000	$1,019.12	$3.09	0.61%
Hypothetical (5% return before expenses)	$1,000	$1,022.01	$3.09	0.61%

Diversified Municipal Class Shares
Actual	$1,000	$1,046.37	$2.92	0.57%
Hypothetical (5% return before expenses)	$1,000	$1,022.21	$2.89	0.57%

California Municipal Class Shares
Actual	$1,000	$1,048.30	$3.23	0.63%
Hypothetical (5% return before expenses)	$1,000	$1,021.91	$3.19	0.63%

New York Municipal Class Shares
Actual	$1,000	$1,057.40	$3.15	0.61%
Hypothetical (5% return before expenses)	$1,000	$1,022.01	$3.09	0.61%

Short Duration Plus Class Shares
Actual	$1,000	$1,043.54	$3.23	0.63%
Hypothetical (5% return before expenses)	$1,000	$1,021,91	$3.19	0.63%

*	Expenses are equal to each Class’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period).

2009 Annual Report	17

Portfolio Summary—September 30, 2009 (Unaudited)

Tax-Managed International
Country Breakdown*	Sector Breakdown*
	Financials	26.1%
	Energy	10.9%
	Consumer Discretionary	10.2%
	Health Care	9.3%
	Industrials	9.3%
	Materials	8.7%
	Consumer Staples	7.2%
	Telecommunication Services	7.1%
	Information Technology	6.4%
	Utilities	4.8%

SCB International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	25.9%
	Energy	10.9%
	Industrials	10.1%
	Consumer Discretionary	9.7%
	Health Care	9.3%
	Materials	8.9%
	Consumer Staples	7.3%
	Telecommunication Services	6.9%
	Information Technology	6.5%
	Utilities	4.5%

Emerging Markets
Country Breakdown*	Sector Breakdown*
	Financials	29.5%
	Information Technology	18.0%
	Energy	15.5%
	Materials	9.5%
	Telecommunication Services	7.3%
	Consumer Discretionary	7.0%
	Industrials	6.0%
	Utilities	3.3%
	Consumer Staples	2.3%
	Health Care	1.6%

*	All data are as of September 30, 2009. The Portfolio’s sector and country breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time.
Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

18	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2009 (Unaudited) (continued)

Intermediate Duration
Security Type Breakdown*

Short Duration Plus
Security Type Breakdown*

US Government Short Duration
Security Type Breakdown*

*	All data are as of September 30, 2009. The Portfolios’ security type breakdowns are expressed as a percentage of each Portfolio’s total investments and may vary over time.

2009 Annual Report	19

Portfolio Summary—September 30, 2009 (Unaudited) (continued)

Short Duration California Municipal Portfolio
Quality Rating Breakdown*	State Breakdown*

Short Duration Diversified Municipal Portfolio
Quality Rating Breakdown*	State Breakdown*

Short Duration New York Municipal Portfolio
Quality Rating Breakdown*	State Breakdown*

*	All data are as of September 30, 2009. The Portfolios’ quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. If ratings are not available, the Portfolios’ Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Quality breakdown: A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

**	“Other” represents less than 2.3% in 14 different states.

20	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2009 (Unaudited) (continued)

California Municipal Portfolio
Quality Rating Breakdown*	State Breakdown*

New York Municipal Portfolio
Quality Rating Breakdown*	State Breakdown*

Diversified Municipal Portfolio
Quality Rating Breakdown*	State Breakdown*

*	All data are as of September 30, 2009. The Portfolios’ quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. If ratings are not available, the Portfolios’ Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Quality breakdown: A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.
**	“Other” represents less than 0.2% weightings in 4 different states.
†	“Other” represents less than 2.3% weightings in 25 different states.

2009 Annual Report	21

Statement of Assets and Liabilities—September 30, 2009

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
ASSETS
Investments in securities at value	$5,206,066,393	$2,352,874,057	$1,928,318,789
Foreign currencies, at value (a)	49,302,951	24,056,242	11,472,493
Cash in bank (b)	1,921,589	1,023,275	402
Receivables:
Dividends & Interest	8,074,087	3,629,699	4,176,454
Investment securities sold and foreign currency transactions	71,812,147	14,779,755	16,692,169
Foreign withholding tax reclaims	11,312,617	3,614,031	75,017
Capital shares sold	9,174,258	2,295,948	3,972,047
Unrealized appreciation of forward currency exchange contracts	79,403,779	12,596,877	0

Total assets	5,437,067,821	2,414,869,884	1,964,707,371

LIABILITIES
Payables:
Investment securities purchased and foreign currency transactions	90,498,694	11,415,701	7,049,082
Capital shares redeemed	3,665,279	1,792,453	1,161,235
Management fee	3,655,198	1,713,461	1,741,240
Shareholder servicing fee	1,070,408	479,183	390,118
Transfer Agent fee	30,078	18,145	39,683
Distribution fee	2,665	15,100	0
Foreign capital gains taxes	0	0	4,442,233
Margin owed to broker on futures contracts	176,921	55,660	0
Accrued expenses	265,597	175,719	155,769
Unrealized depreciation of forward currency exchange contracts	44,816,384	2,324,851	0

Total liabilities	144,181,224	17,990,273	14,979,360

NET ASSETS (c)	$5,292,886,597	$2,396,879,611	$1,949,728,011

Cost of investments	$4,899,709,762	$2,217,554,452	$1,518,437,709

SHARES OF CAPITAL STOCK OUTSTANDING			73,099,581

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE			$26.67

NET ASSETS CONSIST OF:
Capital stock, at par*	$349,234	$159,849	$73,100
Additional paid-in capital	7,041,170,061	3,377,009,418	1,993,837,688
Undistributed net investment income	96,225,751	39,707,509	11,408,803
Accumulated net realized loss on investment and foreign currency transactions	(2,187,621,013)	(1,166,202,880)	(461,354,094)
Unrealized appreciation/(depreciation) of:
Investments and futures transactions	306,754,695	135,476,062	405,438,847	†
Foreign currency denominated assets and liabilities	36,007,869	10,729,653	323,667

	$5,292,886,597	$2,396,879,611	$1,949,728,011

(a) Cost: $49,122,705, $23,940,625 and $11,413,746, respectively. (Note 1)

(b) An amount of $1,920,878 and $1,023,269 has been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2009 for the Tax-Managed International Portfolio and International Portfolio, respectively.

(c) See page 23 for share class information on net asset value, offering price, and redemption price per share of the Tax-Managed International and International Portfolios.

* The Sanford C. Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

† Net of accrued foreign capital gains taxes of $4,442,233.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—September 30, 2009 (continued)

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Tax-Managed International Class Shares
Net Assets	$5,286,906,178
Shares of capital stock outstanding	348,833,048

Net asset value, offering and redemption price per share	$15.16

International Class Shares
Net Assets		$2,364,571,256
Shares of capital stock outstanding		157,671,155

Net asset value and offering price per share		$15.00

Class A Shares
Net Assets	$3,876,174	$19,874,895
Shares of capital stock outstanding	258,994	1,334,988

Net asset value and redemption price per share	$14.97	$14.89
Sales charge—4.25% of public offering price	0.66	0.66

Maximum offering price	$15.63	$15.55

Class B Shares
Net Assets	$367,988	$1,982,335
Shares of capital stock outstanding	24,844	134,508

Net asset value and offering price per share	$14.81	$14.74

Class C Shares
Net Assets	$1,736,257	$10,451,125
Shares of capital stock outstanding	117,187	708,077

Net asset value and offering price per share	$14.82	$14.76

2009 Annual Report	23

Statement of Assets and Liabilities—September 30, 2009 (continued)

	INTERMEDIATE DURATION PORTFOLIO	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

ASSETS
Investments in securities at value	$5,341,655,058	$213,044,436
Cash in bank	738,376 (a)	0
Receivables:
Dividends & Interest	53,216,379	1,110,651
Investment securities sold	3,212,394	814
Capital shares sold	11,344,316	582,070
Margin due from broker on futures contracts	90,843	0
Unrealized appreciation of interest rate swap agreements	10,938,593	0
Other asset	1,015,006 (b)	0

Total assets	5,422,210,965	214,737,971

LIABILITIES
Reverse repurchase agreements	4,827,733	29,862,323
Payables:
Dividends to shareholders	5,958,133	51,204
Investment securities purchased	394,272,110	11,912,113
Capital shares redeemed	4,390,801	68,466
Management fee	1,779,600	63,839
Shareholder servicing fee	403,804	14,187
Transfer Agent fee	19,987	2,038
Accrued expenses	189,527	23,047
Unrealized depreciation of forward currency exchange contracts	2,978,053	0

Total liabilities	414,819,748	41,997,217

NET ASSETS	$5,007,391,217	$172,740,754

Cost of investments	$5,385,097,210	$212,353,751

SHARES OF CAPITAL STOCK OUTSTANDING	379,797,958	13,603,466

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.18	$12.70

NET ASSETS CONSIST OF:
Capital stock, at par*	$379,798	$13,603
Additional paid-in capital	5,077,446,286	172,288,165
Undistributed net investment income/(excess distributions)	(2,523,970)	79,254
Accumulated net realized gain (loss) on investment and foreign currency transactions	(33,454,720)	(330,953)
Unrealized appreciation/(depreciation) of:
Investments, futures and interest rate swaps transactions	(31,625,198)	690,685
Foreign currency denominated assets and liabilities	(2,830,979)	0

	$5,007,391,217	$172,740,754

(a) An amount of $612,000 has been segregated to collateralize margin requirements for the open futures contracts at September 30, 2009.

(b) See Note 5.

* The Sanford C. Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

$427,916,557	$111,841,083	$232,236,749
0	0	0

4,820,004	1,520,705	2,824,815
132,179	0	145,583
28,596,321	1,422,245	949,420
0	0	0
0	0	0
0	0	0

461,465,061	114,784,033	236,156,567

0	0	0

213,231	69,787	114,342
0	5,457,829	0
3,526,593	154,861	592,597
153,113	39,888	85,305
34,026	8,831	18,956
1,104	2,034	2,200
22,155	10,995	16,898
0	0	0

3,950,222	5,744,225	830,298

$457,514,839	$109,039,808	$235,326,269

$425,391,983	$111,395,251	$229,874,449

36,072,833	8,599,982	18,690,694

$12.68	$12.68	$12.59

$36,073	$8,600	$18,691
455,029,851	108,004,272	233,637,403
(20,116)	(18,341)	(767)
(55,543)	599,445	(691,358)

2,524,574	445,832	2,362,300
0	0	0

$457,514,839	$109,039,808	$235,326,269

2009 Annual Report	25

Statement of Assets and Liabilities—September 30, 2009 (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

ASSETS
Investments in securities at value	$5,027,164,664	$1,185,985,631	$1,767,737,277
Receivables:
Interest	64,435,698	16,190,366	23,658,977
Investment securities sold	1,195,011	16,483,975	3,669,348
Capital shares sold	24,318,895	3,169,886	5,232,341
Unrealized appreciation of interest rate swap agreements	1,275,493	0	0

Total assets	5,118,389,761	1,221,829,858	1,800,297,943

LIABILITIES
Payables:
Dividends to shareholders	4,414,018	1,088,994	1,493,887
Investment securities purchased	1,094,511	2,565,309	1,594,077
Capital shares redeemed	4,096,737	793,225	2,087,204
Management fee	1,810,596	486,099	693,506
Shareholder servicing fee	398,775	93,842	136,885
Distribution fee	66,493	27,238	43,304
Transfer Agent fee	23,895	7,668	8,763
Accrued expenses	164,521	85,625	54,981

Total liabilities	12,069,546	5,148,000	6,112,607

NET ASSETS (a)	$5,106,320,215	$1,216,681,858	$1,794,185,336

Cost of investments	$4,835,860,956	$1,150,092,208	$1,696,923,887

NET ASSETS CONSIST OF:
Capital stock, at par*	$351,404	$83,598	$124,974
Additional paid-in capital	4,906,098,331	1,177,423,870	1,719,215,676
Undistributed net investment income/(excess distributions)	(71,380)	(147,790)	4,122
Accumulated net realized gain on investment transactions	7,362,659	3,428,757	4,027,174
Unrealized appreciation of investments and interest rate swaps	192,579,201	35,893,423	70,813,390

	$5,106,320,215	$1,216,681,858	$1,794,185,336

(a) See page 27 for share class information on net asset value, offering price, and redemption price per share of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

* The Sanford C. Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

26	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$4,942,157,465	$1,154,961,090	$1,692,410,494
Shares of capital stock outstanding	340,110,345	79,356,939	117,882,498

Net asset value and offering price per share	$14.53	$14.55	$14.36

Class A Shares
Net Assets	$114,769,467	$41,130,376	$67,471,529
Shares of capital stock outstanding	7,895,945	2,826,321	4,701,298

Net asset value and redemption price per share	$14.54	$14.55	$14.35
Sales charge—4.25% of public offering price	0.65	0.65	0.64

Maximum offering price	$15.19	$15.20	$14.99

Class B Shares
Net Assets	$3,332,531	$1,873,350	$3,426,156
Shares of capital stock outstanding	229,208	128,720	238,838

Net asset value and offering price per share	$14.54	$14.55	$14.35

Class C Shares
Net Assets	$46,060,752	$18,717,042	$30,877,157
Shares of capital stock outstanding	3,168,646	1,286,199	2,151,218

Net asset value and offering price per share	$14.54	$14.55	$14.35

2009 Annual Report	27

Statement of Assets and Liabilities—September 30, 2009 (continued)

SHORT DURATION PLUS PORTFOLIO

ASSETS
Investments in securities at value	$537,681,066
Cash in bank	1,037,440 (a)
Receivables:
Interest	2,679,978
Investment securities sold	21,314,781
Capital shares sold	4,682,138

Total assets	567,395,403

LIABILITIES
Reverse repurchase agreements	40,756,206
Payables:
Dividends to shareholders	365,241
Investment securities purchased	10,247,171
Distribution fee	41,508
Transfer Agent fee	8,783
Shareholder servicing fee	34,278
Management fee	168,504
Capital shares redeemed	3,782,516
Margin owed to broker on futures contracts	38,283
Accrued expenses	66,848

Total liabilities	55,509,338

NET ASSETS	$511,886,065

Cost of investments	$552,398,566

NET ASSETS CONSIST OF:
Capital stock, at par*	$43,956
Additional paid-in capital	550,572,552
Undistributed net investment income/(excess distributions)	(221,696)
Accumulated net realized loss on investment transactions	(22,808,784)
Unrealized depreciation of investments and futures	(15,699,963)

$511,886,065

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$424,136,996
Shares of capital stock outstanding	36,420,825

Net asset value and offering price per share	$11.65

Short Duration Class A Shares
Net Assets	$53,642,689
Shares of capital stock outstanding	4,605,222
Net asset value and redemption price per share	11.65
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.17

Short Duration Class B Shares
Net Assets	$8,912,952
Shares of capital stock outstanding	765,391

Net asset value and offering price per share	$11.64

Short Duration Class C Shares
Net Assets	$25,193,428
Shares of capital stock outstanding	2,164,156

Net asset value and offering price per share	$11.64

(a) An amount of $1,037,440 has been segregated to collateralize margin requirements for the open futures contracts at September 30, 2009.

* The Sanford C. Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

28	Sanford C. Bernstein Fund, Inc.

This page intentionally left blank.

2009 Annual Report	29

Statement of Operations—for the year ended September 30, 2009

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$231,297	$138,244	$13,427
Dividends (net of foreign withholding taxes of $14,034,928, $6,429,664, $4,446,885, respectively)	141,135,637	66,325,864	39,874,980

Total income	141,366,934	66,464,108	39,888,407

Expenses:
Management fee (see Note 2A)	37,819,306	18,296,643	16,568,307
Shareholder servicing fee (see Note 2B)	10,942,148	5,080,061	3,647,216
Custodian fee	779,792	499,230	848,973
Transfer Agent fee—Non-Retail Class	183,216	139,338	268,996
Transfer Agent fee—Class A	19,084	42,716	0
Transfer Agent fee—Class B	1,487	5,221	0
Transfer Agent fee—Class C	7,057	23,515	0
Distribution fees—Class A	14,614	60,822	0
Distribution fees—Class B	3,021	18,201	0
Distribution fees—Class C	16,306	101,923	0
Registration fees	208,642	153,543	48,699
Auditing and tax fees	178,610	105,231	51,934
Directors’ fees and expenses	162,214	74,879	50,978
Legal fees	94,437	37,163	25,727
Printing fees	34,607	69,246	10,992
Miscellaneous	167,007	91,289	106,310

Total expenses	50,631,548	24,799,021	21,628,132
Less: expense offset arrangement	(18)	(168)	0

Net expenses	50,631,530	24,798,853	21,628,132

Net investment income	90,735,404	41,665,255	18,260,275

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(1,973,596,657)	(1,132,168,157)	(459,277,874	)(a)
Futures transactions	4,378,582	(2,190,496)	0
Foreign currency transactions	29,451,630	22,600,045	(4,462,896)
Swap transactions	0	0	0

Net realized gain (loss) on investment and foreign currency transactions	(1,939,766,445)	(1,111,758,608)	(463,740,770)

Net change in unrealized appreciation/(depreciation) of:
Investments, futures and swaps	1,435,944,260	822,874,012	649,646,901	(b)
Foreign currency denominated assets and liabilities	36,691,382	11,504,484	1,194,356

Net change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	1,472,635,642	834,378,496	650,841,257

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(467,130,803)	(277,380,112)	187,100,487

Contributions from Adviser (see Note 2A)	1,270	0	0

Net increase (decrease) in net assets resulting from operations	$(376,394,129)	$(235,714,857)	$205,360,762

(a) Net of foreign capital gains taxes of $2,354,748.

(b) Net of change in accrued foreign capital gains taxes of $1,811,435.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

$246,882,081	$4,142,430	$11,695,722	$3,973,297	$5,659,875
0	0	0	0	0

246,882,081	4,142,430	11,695,722	3,973,297	5,659,875

19,855,419	735,719	1,660,469	537,470	837,560
4,463,855	163,493	368,993	119,437	186,124
255,226	69,865	107,502	73,950	85,832
176,705	12,916	13,782	14,321	14,573
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
99,270	31,379	79,400	9,541	13,642
135,969	3,572	12,843	4,313	6,043
185,909	6,334	13,567	4,396	3,211
126,305	262	11,686	2,375	2,476
25,776	655	2,925	1,126	1,043
158,619	5,537	19,060	10,680	13,104

25,483,053	1,029,732	2,290,227	777,609	1,163,608
0	0	0	0	0

25,483,053	1,029,732	2,290,227	777,609	1,163,608

221,399,028	3,112,698	9,405,495	3,195,688	4,496,267

(74,862,799)	2,251,083	901,043	824,803	268,892
26,270,480	0	0	0	0
(2,813,666)	0	0	0	0
25,839,026	0	0	0	0

(25,566,959)	2,251,083	901,043	824,803	268,892

394,622,149	949,150	3,578,628	546,583	2,650,449
(2,830,979)	0	0	0	0

391,791,170	949,150	3,578,628	546,583	2,650,449

366,224,211	3,200,233	4,479,671	1,371,386	2,919,341

0	0	0	0	0

$587,623,239	$6,312,931	$13,885,166	$4,567,074	$7,415,608

2009 Annual Report	31

Statement of Operations—for the year ended September 30, 2009 (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$191,320,063	$49,898,815	$67,783,026

Total income	191,320,063	49,898,815	67,783,026

Expenses:
Management fee (see Note 2A)	21,341,732	6,097,729	8,241,863
Shareholder servicing fee (see Note 2B)	4,716,436	1,186,613	1,643,093
Custodian fee	376,105	223,455	236,237
Transfer Agent fee—Non-Retail Class	108,002	23,850	40,466
Transfer Agent fee—Class A	30,528	17,302	21,732
Transfer Agent fee—Class B	5,162	2,525	5,640
Transfer Agent fee—Class C	18,119	9,762	10,378
Distribution fees—Class A	216,458	104,835	143,728
Distribution fees—Class B	79,761	40,733	81,610
Distribution fees—Class C	388,685	183,085	212,505
Registration fees	295,082	22,213	50,948
Directors’ fees and expenses	188,031	52,042	68,968
Legal fees	129,285	30,750	39,622
Auditing and tax fees	100,567	36,664	50,454
Printing fees	14,013	10,978	15,606
Miscellaneous	153,542	47,179	59,759

Total expenses	28,161,508	8,089,715	10,922,609
Less: expense offset arrangement	(77)	(36)	(59)

Net expenses	28,161,431	8,089,679	10,922,550

Net investment income	163,158,632	41,809,136	56,860,476

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on:
Investment transactions	7,722,275	3,694,936	4,404,932
Swap transactions	515,539	0	0

Net realized gain on investment transactions	8,237,814	3,694,936	4,404,932

Net change in unrealized appreciation/(depreciation) of investments and interest rate swaps	243,059,018	49,693,861	92,447,919

Net realized and unrealized gain on investment transactions	251,296,832	53,388,797	96,852,851

Net increase in net assets resulting from operations	$414,455,464	$95,197,933	$153,713,327

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$16,592,819

Total income	16,592,819

Expenses:
Management fee (see Note 2A)	2,011,659
Shareholder servicing fee (see Note 2B)	367,414
Custodian fee	143,050
Transfer Agent fee—Non-Retail Class	30,088
Transfer Agent fee—Class A	47,654
Transfer Agent fee—Class B	14,602
Transfer Agent fee—Class C	28,856
Distribution fees—Class A	133,186
Distribution fees—Class B	105,227
Distribution fees—Class C	247,030
Registration fees	94,920
Printing fees	42,287
Auditing and tax fees	39,757
Legal fees	23,274
Directors’ fees and expenses	18,634
Miscellaneous	22,162

Total expenses	3,369,800
Less: expense offset arrangement	(115)

Net expenses	3,369,685

Net investment income	13,223,134

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(3,190,004)
Futures transactions	1,815,319
Swap transactions	316,860

Net realized loss on investment transactions	(1,057,825)

Net change in unrealized appreciation/(depreciation) of investments, futures and swaps	10,016,348

Net realized and unrealized gain on investment transactions	8,958,523

Net increase in net assets resulting from operations	$22,181,657

See Notes to Financial Statements.

2009 Annual Report	33

Statement of Changes in Net Assets

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$90,735,404	$184,298,521	$41,665,255	$83,798,451
Net realized gain (loss) on investment and foreign currency transactions	(1,939,766,445)	(115,509,708)	(1,111,758,608)	(28,450,154)
Net change in unrealized appreciation/ (depreciation) of investments and foreign currency denominated assets and liabilities	1,472,635,642	(3,580,941,984)	834,378,496	(1,655,266,905)
Contributions from Adviser (see Note 2A)	1,270	0	0	0

Net increase (decrease) in net assets resulting from operations	(376,394,129)	(3,512,153,171)	(235,714,857)	(1,599,918,608)

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(163,159,616)	(133,465,252)	(78,128,726)	(64,412,791)
Distributions from net realized gain on investment transactions (a)	0	(957,704,142)	0	(457,574,085)

Total dividends and distributions to shareholders	(163,159,616)	(1,091,169,394)	(78,128,726)	(521,986,876)

Capital-share transactions
Net proceeds from sales of shares	1,421,055,100	1,289,643,082	656,037,348	610,592,593
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	19,810,174	983,170,234	15,754,267	517,275,575

Total proceeds from shares sold	1,440,865,274	2,272,813,316	671,791,615	1,127,868,168
Cost of shares redeemed	(1,646,337,111)	(1,138,428,985)	(800,420,545)	(567,007,011)

Net increase (decrease) in net assets from capital-share transactions	(205,471,837)	1,134,384,331	(128,628,930)	560,861,157

Capital Contributions
Proceeds from third party regulatory settlement (see Note 6)	1,597,844	0	0	0

Net increase (decrease) in net assets	(743,427,738)	(3,468,938,234)	(442,472,513)	(1,561,044,327)

NET ASSETS:
Beginning of period	6,036,314,335	9,505,252,569	2,839,352,124	4,400,396,451

End of period (b)	$5,292,886,597	$6,036,314,335	$2,396,879,611	$2,839,352,124

(b) Includes undistributed net investment income/(excess distributions) of:	$96,225,751	$163,009,851	$39,707,509	$74,674,851

(a) See page 39 for share class information on dividend distributions of the Tax-Managed International and International Portfolios.

* Includes effect of portfolio transaction fee in the amounts of $7,571,853 and $9,226,293 for the years ended September 30, 2009 and September 30, 2008, respectively.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08

$18,260,275	$38,886,352	$221,399,028	$247,896,586	$3,112,698	$3,251,610
(463,740,770)	279,388,054	(25,566,959)	84,467,164	2,251,083	266,823
650,841,257	(1,383,171,493)	391,791,170	(406,470,390)	949,150	(573,594)
0	226,581	0	0	0	0

205,360,762	(1,064,670,506)	587,623,239	(74,106,640)	6,312,931	2,944,839

(27,815,554)	(27,237,353)	(227,695,110)	(272,955,687)	(3,290,394)	(3,283,780)
(106,282,449)	(653,077,444)	(42,917,587)	0	0	0

(134,098,003)	(680,314,797)	(270,612,697)	(272,955,687)	(3,290,394)	(3,283,780)

277,382,441	385,589,836	1,428,159,656	1,053,967,734	188,816,785	65,494,796
130,519,026	612,017,113	80,434,751	41,674,554	1,947,787	2,042,881

407,901,467	997,606,949	1,508,594,407	1,095,642,288	190,764,572	67,537,677
(480,412,307)	(531,695,647)	(1,704,740,270)	(924,165,074)	(137,112,887)	(32,328,370)

(72,510,840)*	465,911,302 *	(196,145,863)	171,477,214	53,651,685	35,209,307

0	0	0	0	0	0

(1,248,081)	(1,279,074,001)	120,864,679	(175,585,113)	56,674,222	34,870,366

1,950,976,092	3,230,050,093	4,886,526,538	5,062,111,651	116,066,532	81,196,166

$1,949,728,011	$1,950,976,092	$5,007,391,217	$4,886,526,538	$172,740,754	$116,066,532

$11,408,803	$27,527,889	$(2,523,970)	$(755,459)	$79,254	$56,212

See Notes to Financial Statements.

2009 Annual Report	35

Statement of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$9,405,495	$8,453,149	$3,195,688	$2,995,177
Net realized gain on investment transactions	901,043	1,108,430	824,803	241,584
Net change in unrealized appreciation/ (depreciation) of investments	3,578,628	(1,134,602)	546,583	(267,848)
Contributions from Adviser (see Note 2A)	0	0	0	0

Net increase in net assets resulting from operations	13,885,166	8,426,977	4,567,074	2,968,913

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(9,405,495)	(8,462,067)	(3,195,688)	(2,998,764)
Distributions from net realized gain on investment transactions	0	0	0	0

Total dividends and distributions to shareholders	(9,405,495)	(8,462,067)	(3,195,688)	(2,998,764)

Capital-share transactions
Net proceeds from sales of shares	468,765,510	298,783,625	101,269,750	133,690,881
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	4,923,423	4,653,833	2,130,363	1,845,684

Total proceeds from shares sold	473,688,933	303,437,458	103,400,113	135,536,565
Cost of shares redeemed	(349,521,165)	(225,990,473)	(136,956,740)	(74,431,280)

Net increase (decrease) in net assets from capital-share transactions	124,167,768	77,446,985	(33,556,627)	61,105,285

Net increase (decrease) in net assets	128,647,439	77,411,895	(32,185,241)	61,075,434

NET ASSETS:
Beginning of period	328,867,400	251,455,505	141,225,049	80,149,615

End of period (b)	$457,514,839	$328,867,400	$109,039,808	$141,225,049

(b) Includes undistributed net investment income/(excess distributions) of:	$(20,116)	$(20,116)	$(18,341)	$(18,341)

(a)	See page 39 and 40 for share class information on dividend distributions of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08

$4,496,267	$3,943,465	$163,158,632	$173,204,977	$41,809,136	$49,157,206	$56,860,476	$63,544,711
268,892	269,527	8,237,814	13,964,985	3,694,936	6,808,519	4,404,932	6,868,238
2,650,449	(604,230)	243,059,018	(90,026,901)	49,693,861	(28,825,687)	92,447,919	(40,026,404)
0	270	0	0	0	0	0	0

7,415,608	3,609,032	414,455,464	97,143,061	95,197,933	27,140,038	153,713,327	30,386,545

(4,496,267)	(3,947,944)	(163,766,994)	(173,565,094)	(41,809,136)	(49,209,661)	(56,858,580)	(63,612,158)
0	0	(4,821,927)	0	(3,620,244)	0	(5,534,129)	0

(4,496,267)	(3,947,944)	(168,588,921)	(173,565,094)	(45,429,380)	(49,209,661)	(62,392,709)	(63,612,158)

223,375,848	132,104,340	1,714,287,037	1,484,509,136	343,093,556	330,569,100	471,500,068	484,184,537
2,574,960	2,062,376	35,794,846	25,352,812	11,980,907	7,222,641	20,116,117	13,207,166

225,950,808	134,166,716	1,750,081,883	1,509,861,948	355,074,463	337,791,741	491,616,185	497,391,703
(155,379,415)	(82,869,938)	(2,046,032,899)	(1,020,633,859)	(605,519,909)	(326,217,737)	(673,942,526)	(367,319,789)

70,571,393	51,296,778	(295,951,016)	489,228,089	(250,445,446)	11,574,004	(182,326,341)	130,071,914

73,490,734	50,957,866	(50,084,473)	412,806,056	(200,676,893)	(10,495,619)	(91,005,723)	96,846,301

161,835,535	110,877,669	5,156,404,688	4,743,598,632	1,417,358,751	1,427,854,370	1,885,191,059	1,788,344,758

$235,326,269	$161,835,535	$5,106,320,215	$5,156,404,688	$1,216,681,858	$1,417,358,751	$1,794,185,336	$1,885,191,059

$(767)	$(767)	$(71,380)	$21,443	$(147,790)	$(147,790)	$4,122	$2,226

2009 Annual Report	37

Statement of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$13,223,134	$15,296,148
Net realized loss on investment transactions	(1,057,825)	(6,252,502)
Net change in unrealized appreciation/ (depreciation) of investments	10,016,348	(20,183,105)

Net increase (decrease) in net assets resulting from operations	22,181,657	(11,139,459)

Dividends to shareholders:
Dividends from net investment income (a)	(13,817,254)	(15,809,692)

Total dividends to shareholders	(13,817,254)	(15,809,692)

Capital-share transactions
Net proceeds from sales of shares	348,146,399	252,858,119
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	6,374,657	6,984,934

Total proceeds from shares sold	354,521,056	259,843,053
Cost of shares redeemed	(278,834,335)	(210,332,013)

Increase in net assets from capital-share transactions	75,686,721	49,511,040

Net increase in net assets	84,051,124	22,561,889

NET ASSETS:
Beginning of period	427,834,941	405,273,052

End of period (b)	$511,886,065	$427,834,941

(b) Includes excess distributions of:	$(221,696)	$(383,599)

(a) See page 40 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Dividends to shareholders:
Dividends from net investment income
Tax-Managed International and International Class Shares, respectively	$(162,908,560)	$(133,317,976)	$(77,160,777)	$(63,574,278)
Class A	(214,848)	(103,566)	(715,555)	(588,380)
Class B	(5,275)	(5,643)	(36,519)	(41,535)
Class C	(30,933)	(38,067)	(215,875)	(208,598)

	$(163,159,616)	$(133,465,252)	$(78,128,726)	$(64,412,791)

Distributions from net realized gain on investment transactions
Tax-Managed International and International Class Shares, respectively	$0	$(956,375,076)	$0	$(449,003,056)
Class A	0	(766,643)	0	(4,801,700)
Class B	0	(72,608)	0	(625,906)
Class C	0	(489,815)	0	(3,143,423)

	$0	$(957,704,142)	$0	$(457,574,085)

	DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(160,369,688)	$(171,193,066)	$(40,178,779)	$(47,795,773)
Class A	(2,255,353)	(1,092,448)	(1,088,376)	(783,425)
Class B	(194,865)	(448,679)	(98,602)	(213,961)
Class C	(947,088)	(830,901)	(443,379)	(416,502)

	$(163,766,994)	$(173,565,094)	$(41,809,136)	$(49,209,661)

Distributions from net realized gain on investment transactions
Municipal Class	$(4,726,550)	$0	$(3,473,589)	$0
Class A	(50,777)	0	(82,546)	0
Class B	(10,464)	0	(14,778)	0
Class C	(34,136)	0	(49,331)	0

	$(4,821,927)	$0	$(3,620,244)	$0

2009 Annual Report	39

Statement of Changes in Net Assets (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(54,703,866)	$(61,836,555)
Class A	(1,461,999)	(938,693)
Class B	(194,814)	(417,117)
Class C	(497,901)	(419,793)

	$(56,858,580)	$(63,612,158)

Distributions from net realized gain on investment transactions
Municipal Class	$(5,313,775)	$0
Class A	(128,354)	0
Class B	(33,459)	0
Class C	(58,541)	0

	$(5,534,129)	$0

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(11,785,183)	$(13,724,227)
Class A	(1,269,069)	(1,378,325)
Class B	(226,656)	(282,663)
Class C	(536,346)	(424,477)

	$(13,817,254)	$(15,809,692)

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05
Net asset value, beginning of period	$16.52	$29.64	$27.20	$24.72		$20.42

Income from investment operations:
Investment income, net†	0.25	0.52	0.47	0.40		0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.16)	(10.22)	5.63	3.82		4.49
Contributions from Adviser	0 (c)	0	0 (c)	0	(c)	0

Total from investment operations	(0.91)	(9.70)	6.10	4.22		4.75

Less distributions:
Dividends from taxable net investment income	(0.45)	(0.42)	(0.49)	(0.31)		(0.17)
Distributions from net realized gain on investment transactions	0	(3.00)	(3.17)	(1.43)		(0.28)

Total distributions	(0.45)	(3.42)	(3.66)	(1.74)		(0.45)

Net asset value, end of period	$15.16	$16.52	$29.64	$27.20		$24.72

Total return (a)	(4.64)%	(36.75)%	24.28%	18.18%		23.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,286,906	$6,024,221	$9,492,508	$7,512,829		$6,078,513
Average net assets (000 omitted)	$4,376,859	$8,333,321	$8,571,465	$6,888,047		$5,303,305
Ratio of expenses to average net assets	1.15%	1.12%	1.12%	1.15%	(d)	1.22%
Ratio of net investment income to average net assets	2.07%	2.21%	1.68%	1.53%	(d)	1.17%
Portfolio turnover rate	84%	70%	52%	67%		53%

See Footnote Summary on page 53.

See Notes to Financial Statements.

2009 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05
Net asset value, beginning of period	$16.51	$29.38	$27.17	$23.27		$18.94

Income from investment operations:
Investment income, net†	0.25	0.50	0.46	0.40		0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.31)	(9.89)	5.63	3.81		4.25
Contributions from Adviser	0	0	0 (c)	0		0

Total from investment operations	(1.06)	(9.39)	6.09	4.21		4.50

Less distributions:
Dividends from taxable net investment income	(0.45)	(0.44)	(0.53)	(0.31)		(0.17)
Distributions from net realized gain on investment transactions	0	(3.04)	(3.35)	0		0

Total distributions	(0.45)	(3.48)	(3.88)	(0.31)		(0.17)

Net asset value, end of period	$15.00	$16.51	$29.38	$27.17		$23.27

Total return (a)	(5.59)%	(36.07)%	24.52%	18.29%		23.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$2,364,571	$2,788,102	$4,315,454	$3,397,969		$2,785,730
Average net assets (000 omitted)	$2,032,024	$3,828,486	$3,892,605	$3,125,615		$2,462,819
Ratio of expenses to average net assets	1.19%	1.18%	1.18%	1.20%	(d)	1.26%
Ratio of net investment income to average net assets	2.03%	2.16%	1.68%	1.55%	(d)	1.17%
Portfolio turnover rate	91%	53%	59%	73%		61%

See Footnote Summary on page 53.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05
Net asset value, beginning of period	$25.97	$50.62	$38.90	$43.22		$28.91

Income from investment operations:
Investment income, net†	0.24	0.53	0.45	0.49		0.66
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.25	(14.32)	17.69	5.02		14.20
Contributions from Adviser	0	0 (c)	0 (c)	0		0

Total from investment operations	2.49	(13.79)	18.14	5.51		14.86

Less distributions:
Dividends from taxable net investment income	(0.39)	(0.44)	(0.35)	(0.60)		(0.06)
Distributions from net realized gain on investment transactions	(1.50)	(10.55)	(6.22)	(9.39)		(0.78)

Total distributions	(1.89)	(10.99)	(6.57)	(9.99)		(0.84)

Portfolio transaction fee	0.10	0.13	0.15	0.16		0.29

Net asset value, end of period	$26.67	$25.97	$50.62	$38.90		$43.22

Total return (a)	13.54% (b)	(36.23)% (b)	50.40% (b)	13.89%	(b)	48.78% (b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,949,728	$1,950,976	$3,230,050	$2,152,403		$1,880,526
Average net assets (000 omitted)	$1,458,886	$2,877,534	$2,660,575	$2,031,225		$1,600,912
Ratio of expenses to average net assets	1.48%	1.51%	1.53%	1.58%	(d)	1.68%
Ratio of net investment income to average net assets	1.25%	1.35%	1.07%	1.26%	(d)	1.85%
Portfolio turnover rate	70%	55%	61%	61%		54%

See Footnote Summary on page 53.

See Notes to Financial Statements.

2009 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05
Net asset value, beginning of period	$12.25	$13.11	$13.11	$13.27		$13.41

Income from investment operations:
Investment income, net†	0.60	0.62	0.62	0.59		0.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.07	(0.80)	(0.01)	(0.15)		(0.09)

Total from investment operations	1.67	(0.18)	0.61	0.44		0.44

Less distributions:
Dividends from taxable net investment income	(0.62)	(0.68)	(0.61)	(0.60)		(0.54)
Distributions from net realized gain on investment transactions	(0.12)	0	0	0	(c)	(0.04)

Total distributions	(0.74)	(0.68)	(0.61)	(0.60)		(0.58)

Net asset value, end of period	$13.18	$12.25	$13.11	$13.11		$13.27

Total return (a)	14.41% *	(1.53)% *^	4.78%	3.47%		3.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,007,391	$4,886,527	$5,062,112	$4,138,898		$3,386,745
Average net assets (000 omitted)	$4,463,855	$5,220,966	$4,592,670	$3,694,176		$3,104,905
Ratio of expenses to average net assets	0.57%	0.57%	0.58%	0.60%	(d)	0.60%
Ratio of net investment income to average net assets	4.96%	4.75%	4.73%	4.56%	(d)	3.97%
Portfolio turnover rate	82%	95%	204%	426%		586%

See Footnote Summary on page 53.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05
Net asset value, beginning of period	$12.47	$12.47	$12.41	$12.45	$12.68

Income from investment operations:
Investment income, net†	0.24	0.43	0.50	0.41	0.30
Net realized and unrealized gain (loss) on investment transactions	0.25	0.01	0.07	(0.02)	(0.19)

Total from investment operations	0.49	0.44	0.57	0.39	0.11

Less distributions:
Dividends from taxable net investment income	(0.26)	(0.44)	(0.51)	(0.43)	(0.34)
Distributions from net realized gain on investment transactions	0	0	0	0	0 (c)

Total distributions	(0.26)	(0.44)	(0.51)	(0.43)	(0.34)

Net asset value, end of period	$12.70	$12.47	$12.47	$12.41	$12.45

Total return (a)	3.96%	3.56%	4.66%	3.19%	0.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$172,741	$116,067	$81,196	$86,733	$86,394
Average net assets (000 omitted)	$163,493	$94,678	$83,785	$83,170	$91,842
Ratio of expenses to average net assets	0.63%	0.73%	0.77%	0.79% (d)	0.78%
Ratio of net investment income to average net assets	1.90%	3.43%	4.03%	3.33% (d)	2.41%
Portfolio turnover rate	312%	143%	101%	130%	167%

See Footnote Summary on page 53.

See Notes to Financial Statements.

2009 Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05
Net asset value, beginning of period	$12.53	$12.50	$12.48	$12.51		$12.60

Income from investment operations:
Investment income, net†	0.32	0.38	0.37	0.34		0.26
Net realized and unrealized gain (loss) on investment transactions	0.16	0.04	0.02	(0.03)		(0.09)

Total from investment operations	0.48	0.42	0.39	0.31		0.17

Less distributions:
Dividends from tax-exempt net investment income	(0.33)	(0.39)	(0.37)	(0.34)		(0.26)

Net asset value, end of period	$12.68	$12.53	$12.50	$12.48		$12.51

Total return (a)	3.85%	3.35%	3.20%	2.51%		1.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$457,515	$328,867	$251,456	$209,416		$258,300
Average net assets (000 omitted)	$368,993	$277,346	$219,160	$228,571		$253,042
Ratio of expenses to average net assets	0.62%	0.64%	0.66%	0.70%	(d)	0.71%
Ratio of net investment income to average net assets	2.55%	3.05%	3.00%	2.70%	(d)	2.06%
Portfolio turnover rate	54%	94%	60%	50%		100%

See Footnote Summary on page 53.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05
Net asset value, beginning of period	$12.53	$12.49	$12.46	$12.47		$12.57

Income from investment operations:
Investment income, net†	0.34	0.35	0.35	0.30		0.24
Net realized and unrealized gain (loss) on investment transactions	0.15	0.05	0.03	(0.01)		(0.10)

Total from investment operations	0.49	0.40	0.38	0.29		0.14

Less distributions:
Dividends from tax-exempt net investment income	(0.34)	(0.36)	(0.35)	(0.30)		(0.24)

Net asset value, end of period	$12.68	$12.53	$12.49	$12.46		$12.47

Total return (a)	3.95%	3.24%	3.12%	2.32%		1.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$109,040	$141,225	$80,150	$75,510		$62,025
Average net assets (000 omitted)	$119,438	$106,703	$77,929	$67,878		$68,266
Ratio of expenses to average net assets	0.65%	0.69%	0.73%	0.81%	(d)	0.81%
Ratio of net investment income to average net assets	2.68%	2.81%	2.84%	2.38%	(d)	1.88%
Portfolio turnover rate	52%	134%	103%	83%		91%

See Footnote Summary on page 53.

See Notes to Financial Statements.

2009 Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08		YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05
Net asset value, beginning of period	$12.40	$12.40		$12.38	$12.39		$12.47

Income from investment operations:
Investment income, net†	0.30	0.37		0.38	0.32		0.25
Net realized and unrealized gain (loss) on investment transactions	0.20	0		0.02	(0.01)		(0.08)
Contributions from Adviser	0	0	(c)	0	0		0

Total from investment operations	0.50	0.37		0.40	0.31		0.17

Less distributions:
Dividends from tax-exempt net investment income	(0.31)	(0.37)		(0.38)	(0.32)		(0.25)

Net asset value, end of period	$12.59	$12.40		$12.40	$12.38		$12.39

Total return (a)	4.14%	3.08%		3.25%	2.52%		1.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$235,326	$161,836		$110,878	$102,756		$123,058
Average net assets (000 omitted)	$186,124	$132,487		$106,936	$113,877		$122,925
Ratio of expenses to average net assets	0.63%	0.67%		0.69%	0.74%	(d)	0.74%
Ratio of net investment income to average net assets	2.42%	2.98%		3.04%	2.55%	(d)	2.00%
Portfolio turnover rate	45%	103%		66%	52%		98%

See Footnote Summary on page 53.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05
Net asset value, beginning of period	$13.81	$14.00	$14.03	$14.06	$14.27

Income from investment operations:
Investment income, net†	0.48	0.48	0.46	0.46	0.44
Net realized and unrealized gain (loss) on investment transactions	0.73	(0.19)	(0.03)	(0.03)	(0.21)

Total from investment operations	1.21	0.29	0.43	0.43	0.23

Less distributions:
Dividends from tax-exempt net investment income	(0.48)	(0.48)	(0.46)	(0.46)	(0.44)
Distributions from net realized gain on investment transactions	(0.01)	0	0	0	0

Total distributions	(0.49)	(0.48)	(0.46)	(0.46)	(0.44)

Net asset value, end of period	$14.53	$13.81	$14.00	$14.03	$14.06

Total return (a)	8.96%	2.04%	3.14%	3.12%	1.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,942,157	$5,065,599	$4,653,605	$3,693,513	$2,976,421
Average net assets (000 omitted)	$4,716,436	$5,052,989	$4,174,406	$3,309,135	$2,752,982
Ratio of expenses to average net assets	0.57%	0.57%	0.58%	0.59% (d)	0.61%
Ratio of net investment income to average net assets	3.39%	3.38%	3.32%	3.29% (d)	3.09%
Portfolio turnover rate	12%	28%	18%	29%	28%

See Footnote Summary on page 53.

See Notes to Financial Statements.

2009 Annual Report	49

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05
Net asset value, beginning of period	$13.96	$14.18	$14.21	$14.23	$14.38

Income from investment operations:
Investment income, net†	0.48	0.48	0.46	0.45	0.43
Net realized and unrealized gain (loss) on investment transactions	0.63	(0.22)	(0.03)	(0.02)	(0.13)

Total from investment operations	1.11	0.26	0.43	0.43	0.30

Less distributions:
Dividends from tax-exempt net investment income	(0.48)	(0.48)	(0.46)	(0.45)	(0.44)
Distributions from net realized gain on investment transactions	(0.04)	0	0	0	(0.01)

Total distributions	(0.52)	(0.48)	(0.46)	(0.45)	(0.45)

Net asset value, end of period	$14.55	$13.96	$14.18	$14.21	$14.23

Total return (a)	8.09%	1.83%	3.12%	3.11%	2.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,154,961	$1,363,736	$1,380,197	$1,194,575	$983,388
Average net assets (000 omitted)	$1,186,613	$1,414,368	$1,294,527	$1,073,155	$898,450
Ratio of expenses to average net assets	0.63%	0.62%	0.62%	0.63% (d)	0.65%
Ratio of net investment income to average net assets	3.39%	3.38%	3.27%	3.20% (d)	3.04%
Portfolio turnover rate	14%	26%	27%	23%	30%

See Footnote Summary on page 53.

See Notes to Financial Statements.

50	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05
Net asset value, beginning of period	$13.61	$13.83	$13.86	$13.91	$14.11

Income from investment operations:
Investment income, net†	0.46	0.47	0.47	0.47	0.46
Net realized and unrealized gain (loss) on investment transactions	0.79	(0.22)	(0.03)	(0.05)	(0.20)

Total from investment operations	1.25	0.25	0.44	0.42	0.26

Less distributions:
Dividends from tax-exempt net investment income	(0.46)	(0.47)	(0.47)	(0.47)	(0.46)
Distributions from net realized gain on investment transactions	(0.04)	0	0	0	0

Total distributions	(0.50)	(0.47)	(0.47)	(0.47)	(0.46)

Net asset value, end of period	$14.36	$13.61	$13.83	$13.86	$13.91

Total return (a)	9.42%	1.80%	3.24%	3.09%	1.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,692,410	$1,817,154	$1,722,790	$1,484,265	$1,274,466
Average net assets (000 omitted)	$1,643,093	$1,828,067	$1,608,192	$1,364,506	$1,190,723
Ratio of expenses to average net assets	0.61%	0.61%	0.61%	0.62% (d)	0.63%
Ratio of net investment income to average net assets	3.33%	3.38%	3.42%	3.40% (d)	3.30%
Portfolio turnover rate	19%	24%	24%	21%	32%

See Footnote Summary on page 53.

See Notes to Financial Statements.

2009 Annual Report	51

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05
Net asset value, beginning of period	$11.45	$12.24	$12.31	$12.39	$12.67

Income from investment operations:
Investment income, net†	0.35	0.46	0.55	0.49	0.37
Net realized and unrealized gain (loss) on investment transactions	0.22	(0.77)	(0.05)	(0.05)	(0.24)

Total from investment operations	0.57	(0.31)	0.50	0.44	0.13

Less distributions:
Dividends from taxable net investment income	(0.37)	(0.48)	(0.57)	(0.52)	(0.40)
Distributions from net realized gain on investment transactions	0	0	0	0	(0.01)

Total distributions	(0.37)	(0.48)	(0.57)	(0.52)	(0.41)

Net asset value, end of period	$11.65	$11.45	$12.24	$12.31	$12.39

Total return (a)	5.08%	(2.61)% *	4.15%	3.65%	1.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$424,137	$369,337	$339,266	$375,908	$398,787
Average net assets (000 omitted)	$367,415	$342,890	$355,957	$383,702	$410,072
Ratio of expenses to average net assets	0.63%	0.64%	0.65%	0.66% (d)	0.68%
Ratio of net investment income to average net assets	3.08%	3.88%	4.52%	4.00% (d)	2.97%
Portfolio turnover rate	176%	116%	127%	157%	220%

See Footnote Summary on page 53.

See Notes to Financial Statements.

52	Sanford C. Bernstein Fund, Inc.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance of the Intermediate Duration Portfolio for the years ended September 30, 2009 and September 30, 2008 by 0.01% and 0.02%, respectively and of the Short Duration Plus Portfolio for the year ended September 30, 2008 by 0.05%.
^	The total return for the Intermediate Duration Portfolio includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.16)%.
†	Based on average shares outstanding.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the years ending September 30, 2009, September 30, 2008, September 30, 2007, September 30, 2006 and September 30, 2005, without taking into account these transaction fees would have been 15.85%, (34.93)%, 53.46%, 16.21% and 53.35%, respectively.
(c)	Amount is less than $.005.
(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2009 Annual Report	53

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund currently comprises 12 portfolios (“Portfolios”), each with its own investment objectives. There are three international equity portfolios, Tax-Managed International, International and Emerging Markets, and nine fixed-income portfolios, Intermediate Duration, Short Duration Plus, U.S. Government Short Duration, Short Duration Diversified Municipal, Short Duration California Municipal, Short Duration New York Municipal, Diversified Municipal, California Municipal and New York Municipal.

Effective February 1, 2002, each of the Diversified Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio (collectively, Bernstein “Intermediate Municipal Portfolios”) commenced offering of AllianceBernstein Intermediate Municipal Class A, Class B and Class C Shares (collectively, “Intermediate Municipal Retail Classes”) in addition to the existing share class of the Intermediate Municipal Portfolios (each, a “Municipal Class”). Effective May 21, 2003, the Short Duration Plus Portfolio commenced offering of AllianceBernstein Short Duration Class A, Class B and Class C Shares (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares. Effective January 30, 2004, the Tax-Managed International and International Portfolios commenced distribution of AllianceBernstein Tax-Managed International and AllianceBernstein International Class A, Class B and Class C Shares (collectively, “International Retail Classes”) in addition to the existing Tax-Managed International and International Class Shares, respectively. Collectively, the Intermediate Retail Classes, Short Duration Retail Classes and International Retail Classes are the “Retail Classes.” The financial highlights of the Retail Classes are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information

54	Sanford C. Bernstein Fund, Inc.

obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note 1.B).

B.	Fair Value Measurements

In accordance with the provisions set forth in U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2009:

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Common Stocks
Financials	$54,963,973	$1,286,878,640		$—	$1,341,842,613
Energy	97,355,318	463,828,818		—	561,184,136
Consumer Discretionary	—	526,381,342		—	526,381,342
Health Care	19,039,391	457,977,116		—	477,016,507
Industrials	38,642,424	438,107,885		—	476,750,309
Materials	26,171,984	423,001,709		—	449,173,693
Consumer Staples	—	368,517,328		—	368,517,328
Telecommunication Services	25,266,782	339,779,068		—	365,045,850
Information Technology	17,788,009	314,361,172		—	332,149,181
Utilities	—	244,937,190		—	244,937,190
Rights	2,637,242	—		2	2,637,244
Short-Term Investments	—	60,431,000		—	60,431,000
Total Investments in Securities	281,865,123	4,924,201,268	+	2	5,206,066,393
Other Financial Instruments*	398,064	34,587,395		—	34,985,459
Total	$282,263,187	$4,958,788,663		$2	$5,241,051,852

2009 Annual Report	55

Notes to Financial Statements (continued)

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Common Stocks
Financials	$26,097,854	$578,907,416		$—	$605,005,270
Energy	40,024,013	213,868,196		—	253,892,209
Industrials	21,593,573	213,825,641		—	235,419,214
Consumer Discretionary	—	225,824,416		—	225,824,416
Health Care	8,791,678	208,669,172		—	217,460,850
Materials	9,892,016	199,130,161		—	209,022,177
Consumer Staples	—	171,544,747		—	171,544,747
Telecommunication Services	12,402,571	149,956,122		—	162,358,693
Information Technology	8,315,405	143,722,524		—	152,037,929
Utilities	—	106,392,176		—	106,392,176
Rights	1,014,375	—		1	1,014,376
Short-Term Investments	—	12,902,000		—	12,902,000
Total Investments in Securities	128,131,485	2,224,742,571	+	1	2,352,874,057
Other Financial Instruments*	156,457	10,272,026		—	10,428,483
Total	$128,287,942	$2,235,014,597		$1	$2,363,302,540

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Common Stocks
Financials	$73,778,120	$471,251,128		$11,211,299	$556,240,547
Information Technology	15,744,153	329,868,434			345,612,587
Energy	87,018,827	199,938,360		7,800,401	294,757,588
Materials	87,672,914	94,516,007		—	182,188,921
Telecommunication Services	41,022,488	98,394,841		—	139,417,329
Consumer Discretionary	29,824,279	104,027,443		—	133,851,722
Industrials	7,245,051	105,514,806		—	112,759,857
Utilities	27,591,916	36,103,212		—	63,695,128
Consumer Staples	19,985,485	24,712,291		—	44,697,776
Health Care	21,561,532	8,842,657		—	30,404,189
Warrants	—	—		14,358,145	14,358,145
Short-Term Investments	—	10,335,000		—	10,335,000
Total Investments in Securities	411,444,765	1,483,504,179	+	33,369,845	1,928,318,789
Other Financial Instruments*	—	—		—	—

Total	$411,444,765	$1,483,504,179		$33,369,845	$1,928,318,789

56	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Corporates—Investment Grades	$—	$1,639,326,098	$59,184,404	$1,698,510,502
Governments—Treasuries	—	897,601,531		897,601,531
Mortgage Pass-Thru’s	—	885,546,229	—	885,546,229
Commercial Mortgage-Backed Securities	—	464,666,969	32,035,433	496,702,402
Corporates—Non-Investment Grades	—	225,558,541	15,443,537	241,002,078
Bank Loans		—	135,384,874	135,384,874
Agencies	—	128,428,164	—	128,428,164
Inflation Linked Securities	—	113,339,011	—	113,339,011
Governments—Sovereign Bonds	—	37,786,820	59,368,111	97,154,931
CMOs	—	1,460,403	50,484,133	51,944,536
Quasi-Sovereigns		—	38,285,850	38,285,850
Asset-Backed Securities	—	—	34,087,426	34,087,426
Governments—Sovereign Agencies	—	23,656,317	—	23,656,317
Emerging Markets—Corporate Bonds		4,339,485	—	4,339,485
Preferred Stocks		787,445	—	787,445
Short-Term Investments	—	494,884,277	—	494,884,277
Total Investments in Securities	—	4,917,381,290	424,273,768	5,341,655,058
Other Financial Instruments*	878,361	7,960,540	—	8,838,901
Total	$878,361	$4,925,341,830	$424,273,768	$5,350,493,959

U.S. GOVERNMENT SHORT DURATION PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Governments—Treasuries	$—	$154,550,958	$—	$154,550,958
Mortgage Pass-Thru’s	—	26,206,711	—	26,206,711
Agencies	—	9,581,459	—	9,581,459
Inflation Linked Securities	—	3,820,201	—	3,820,201
CMOs	—	1,221,537	255,989	1,477,526
Commercial Mortgage-Backed Securities	—	834,723	—	834,723
Asset-Backed Securities	—	503,368	68,875	572,243
Short-Term Investments	—	16,000,615	—	16,000,615
Total Investments in Securities	—	212,719,572	324,864	213,044,436
Other Financial Instruments*	—	—	—	—
Total	$—	$212,719,572	$324,864	$213,044,436

SHORT DURATION DIVERSIFIED MUNICIPAL INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Municipal Obligations	$—	$381,528,253	$—	$381,528,253
Agencies	—	46,333,853		46,333,853
Short-Term Investments	—	54,451	—	54,451
Total Investments in Securities	—	427,916,557	—	427,916,557
Other Financial Instruments*	—	—	—	—
Total	$—	$427,916,557	$—	$427,916,557

2009 Annual Report	57

Notes to Financial Statements (continued)

SHORT DURATION CALIFORNIA MUNICIPAL INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Municipal Obligations	$—	$99,576,751	$—	$99,576,751
Agencies	—	12,263,040		12,263,040
Short-Term Investments	—	1,292	—	1,292
Total Investments in Securities	—	111,841,083	—	111,841,083
Other Financial Instruments*	—	—	—	—
Total	$—	$111,841,083	$—	$111,841,083

SHORT DURATION NEW YORK MUNICIPAL INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Municipal Obligations	$—	$206,782,581	$—	$206,782,581
Agencies	—	25,420,260		25,420,260
Short-Term Investments	—	33,908	—	33,908
Total Investments in Securities	—	232,236,749	—	232,236,749
Other Financial Instruments*	—	—	—	—
Total	$—	$232,236,749	$—	$232,236,749

DIVERSIFIED MUNICIPAL INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Municipal Obligations	$—	$4,905,585,089	$—	$4,905,585,089
Agencies	—	121,576,636		121,576,636
Short-Term Investments	—	2,939	—	2,939
Total Investments in Securities	—	5,027,164,664	—	5,027,164,664
Other Financial Instruments*	—	1,275,493	—	1,275,493
Total	$—	$5,028,440,157	$—	$5,028,440,157

NEW YORK MUNICIPAL INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Municipal Obligations	$—	$1,727,296,116	$—	$1,727,296,116
Agencies	—	40,341,655		40,341,655
Short-Term Investments	—	99,506	—	99,506
Total Investments in Securities	—	1,767,737,277	—	1,767,737,277
Other Financial Instruments*	—	—	—	—
Total	$—	$1,767,737,277	$—	$1,767,737,277

CALIFORNIA MUNICIPAL INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Municipal Obligations	$—	$1,185,976,909	$—	$1,185,976,909
Short-Term Investments	—	8,722	—	8,722
Total Investments in Securities	—	1,185,985,631	—	1,185,985,631
Other Financial Instruments*	—	—	—	—
Total	$—	$1,185,985,631	$—	$1,185,985,631

58	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Governments—Treasuries	$—	$168,879,397	$—	$168,879,397
Corporates—Investment Grade	—	142,424,214	5,075,112	147,499,326
Mortgage Pass-Thru’s	—	96,578,777	—	96,578,777
Asset-Backed Securities	—	43,424,164	16,246,024	59,670,188
Agencies	—	19,925,294		19,925,294
CMOs	—	4,513,555	10,439,907	14,953,462
Commercial Mortgage-Backed Securities	—	10,328,648	1,949,321	12,277,969
Inflation Linked Securities	—	11,250,494		11,250,494
Short-Term Investments	—	6,646,159		6,646,159
Total Investments in Securities	—	503,970,702	33,710,364	537,681,066
Other Financial Instruments*	(982,463)	—	—	(982,463)
Total	$(982,463)	$503,970,702	$33,710,364	$536,698,603

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

TAX-MANAGED INTERNATIONAL PORTFOLIO	RIGHTS	TOTAL
Balance as of 9/30/08	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	2	2
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—

Balance as of 9/30/09	$2	$2

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/09*	$2	$2

INTERNATIONAL PORTFOLIO	RIGHTS	TOTAL
Balance as of 9/30/08	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	1	1
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—

Balance as of 9/30/09	$1	$1

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/09*	$1	$1

2009 Annual Report	59

Notes to Financial Statements (continued)

EMERGING MARKETS PORTFOLIO	FINANCIALS	ENERGY	MATERIALS	WARRANTS
Balance as of 9/30/08	$13,669,093	$23,589,411	$3,553,375	$13,579,902
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	(5,069,009)	4,025,759	(3,186,733)	(20,479,019)
Change in unrealized appreciation/depreciation	6,160,194	(3,207,644)	2,177,875	16,581,553
Net purchases (sales)	(3,548,979)	(16,607,125)	(2,544,517)	4,675,709
Net transfers in and/or out of Level 3	—	—	—	—

Balance as of 9/30/09	$11,211,299	$7,800,401	$—	$14,358,145

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/09*	$4,588,416	$(6,287,748)	$—	$16,581,553

	TOTAL
Balance as of 9/30/08	$54,391,781
Accrued discounts/premiums	—
Realized gain (loss)	(24,709,002)
Change in unrealized appreciation/depreciation	21,711,978
Net purchases (sales)	(18,024,912)
Net transfers in and/or out of Level 3	—

Balance as of 9/30/09	$33,369,845

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/09*	$14,882,221

INTERMEDIATE DURATION	CORPORATES - INVESTMENT GRADES	COMMERCIAL MORTGAGE- BACKED SECURITIES	CORPORATES - NON-INVESTMENT GRADES	BANK LOANS
Balance as of 9/30/08	$9,966,656	$24,048,607	$5,921,290	$227,943,456
Accrued discounts/premiums	96,037	163,135	6,576	865,802
Realized gain (loss)	—	(1,015,911)	4,603	(48,245,940)
Change in unrealized appreciation/depreciation	9,034,937	1,443,596	2,141,208	27,309,081
Net purchases (sales)	21,608,036	(5,030,984)	5,638,360	(72,487,525)
Net transfers in and/or out of Level 3	18,478,738	12,426,990	1,731,500	—

Balance as of 9/30/09	$59,184,404	$32,035,433	$15,443,537	$135,384,874

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/09	$8,748,571	$1,443,597	$2,141,208	$10,567,146

60	Sanford C. Bernstein Fund, Inc.

	GOVERNMENTS - SOVEREIGN BONDS	CMOS	QUASI- SOVEREIGNS	ASSET- BACKED SECURITIES
Balance as of 9/30/08	$—	$78,092,968	$9,747,187	$74,421,397
Accrued discounts/premiums	(32,238)	9,220	75,584	8,327
Realized gain (loss)	—	(3,209,599)	—	(5,700,559)
Change in unrealized appreciation/depreciation	10,119,226	1,290,457	10,105,622	(8,902,288)
Net purchases (sales)	42,423,835	(25,698,913)	—	(25,739,451)
Net transfers in and/or out of Level 3	6,857,288	—	18,357,457	—

Balance as of 9/30/09	$59,368,111	$50,484,133	$38,285,850	$34,087,426

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/09*	$10,119,226	$(527,913)	$10,105,622	$(14,855,395)

	OTHER FINANCIAL INSTRUMENTS*	TOTAL
Balance as of 9/30/08	$(12,081,562)	$418,059,999
Accrued discounts/premiums	—	1,192,443
Realized gain (loss)	18,652,527	(39,514,879)
Change in unrealized appreciation/depreciation	5,401,342	57,943,181
Net purchases (sales)	(18,652,527)	(77,939,169)
Net transfers in and/or out of Level 3	6,680,220	64,532,193

Balance as of 9/30/09	$—	$424,273,768

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/09*	$—	$27,742,062

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	CMOS	ASSET- BACKED SECURITIES	TOTAL
Balance as of 9/30/08	$977,397	$159,188	$1,136,585
Accrued discounts/premiums	(132)	(1)	(133)
Realized gain (loss)	(147,739)	2	(147,737)
Change in unrealized appreciation/depreciation	51,617	(48,958)	2,659
Net purchases (sales)	(625,154)	(41,356)	(666,510)
Net transfers in and/or out of Level 3	—	—	—

Balance as of 9/30/09	$255,989	$68,875	$324,864

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/09*	$(62,394)	$(48,958)	$(111,352)

2009 Annual Report	61

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO	CORPORATES - INVESTMENT GRADES	ASSET-BACKED SECURITIES	CMOS	COMMERCIAL MORTGAGE BACKED SECURITIES
Balance as of 9/30/08	$—	$19,655,494	$19,807,946	$7,759,468
Accrued discounts/premiums	—	3,730	(582)	646
Realized gain (loss)	—	(54,494)	(3,560,423)	(4,337,302)
Change in unrealized appreciation/depreciation	(2,499)	(603,132)	602,175	(840,125)
Net purchases (sales)	5,077,611	(2,755,574)	(6,409,209)	(633,366)
Net transfers in and/or out of Level 3	—	—	—	—

Balance as of 9/30/09	$5,075,112	$16,246,024	$10,439,907	$1,949,321

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/09*	$(2,499)	$(1,001,537)	$(1,872,947)	$(2,757,627)

	OTHER FINANCIAL INSTRUMENTS*	TOTAL
Balance as of 9/30/08	$29,078	$47,251,986
Accrued discounts/premiums	—	3,794
Realized gain (loss)	305,339	(7,646,880)
Change in unrealized appreciation/depreciation	(29,078)	(872,659)
Net purchases (sales)	(305,339)	(5,025,877)
Net transfers in and/or out of Level 3	—	—

Balance as of 9/30/09	$—	$33,710,364

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/09*	$—	$(5,634,610)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

62	Sanford C. Bernstein Fund, Inc.

The Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

2009 Annual Report	63

Notes to Financial Statements (continued)

Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio, due to sale of passive foreign investment companies, reclassifications of distributions, foreign currency gain (loss), paydown gain (loss), swap income (loss) and capital gain withholding tax is reflected as an adjustment to the components of capital as of September 30, 2009, as shown below:

	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Tax-Managed International	$(1,270)	$5,640,112	$(5,638,842)
International	—	1,496,129	(1,496,129)
Emerging Markets	—	(6,683,307)	6,683,307
Intermediate Duration	—	4,527,571	(4,527,571)
U.S. Government Short Duration	—	200,738	(200,738)
Short Duration Diversified Municipal	—	—	—
Short Duration California Municipal	—	—	—
Short Duration New York Municipal	—	—	—
Diversified Municipal	—	515,539	(515,539)
California Municipal	—	—	—
New York Municipal	—	—	—
Short Duration Plus	—	756,023	(756,023)

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

J.	Securities Lending

Each Portfolio may enter into securities lending transactions. By lending its portfolio securities, a Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of each Portfolio to receive collateral consisting of cash or U.S. Government securities in an amount at least equal to the value of the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Portfolio can at will terminate a loan and regain the right to vote. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set forth by the Fund. Cash collateral received is recorded as an asset as well as a corresponding liability in the statements of assets and liabilities.

As of September 30, 2009, the Portfolios had no securities out on loan. The International Portfolio earned $50,171 from securities lending transactions for the year ended September 30, 2009. The amount is reflected in the statements of operations as a component of interest income.

K.	Portfolio Transaction Fee

The Emerging Markets Portfolio imposes a 1.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

64	Sanford C. Bernstein Fund, Inc.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios of Sanford C. Bernstein Fund, Inc. pays the Adviser an investment management fee, based on the annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International Portfolio	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International Portfolio		0.925%	0.850%	0.800%	0.750%	0.650%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets Portfolio		1.175%	1.050%	1.000%	0.900%	0.850%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Intermediate Duration Portfolio		0.500%	0.450%	0.400%	0.350%	0.300%

			FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal, California Municipal and Diversified Municipal Portfolios			0.500%	0.450%	0.400%	0.350%

					FIRST $750 MILLION	THEREAFTER
Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal, U.S. Government Short Duration and Short Duration Plus Portfolios					0.450%	0.400%

During the year ended September 30, 2009, the Adviser reimbursed the Tax-Managed International Portfolio $1,270 for trading losses incurred due to trade entry errors. During the year ended September 30, 2008, the Adviser reimbursed the Emerging Markets Portfolio and Short Duration New York Municipal Portfolio, $226,581 and $270, respectively, for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio to the Adviser for services is .10 of 1%, annualized, of the average daily net assets of each Portfolio during the month, and the fee paid by the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio for services is .25 of 1%, annualized, of the average daily net assets of each Portfolio during the month.

2009 Annual Report	65

Notes to Financial Statements (continued)

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2009, the compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $18,000; International Portfolio, $34,345; Diversified Municipal Portfolio, $24,671; California Municipal Portfolio, $18,000; New York Municipal Portfolio, $18,000; and Short Duration Plus Portfolio, $42,803.

For the year ended September 30, 2009, the expenses for the Retail Classes of the Tax-Managed International Portfolio, International Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, New York Municipal Portfolio and Short Duration Plus Portfolio were reduced under an expense offset arrangement with ABIS by $18, $168, $77, $36, $59 and $115, respectively.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the 12 Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the Tax-Managed International Portfolio and International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares, 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc. that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	TAX-MANAGED INTERNATIONAL	INTERNATIONAL	DIVERSIFIED MUNICIPAL	CALIFORNIA MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class B	$226,571	$205,069	$492,680	$520,120	$778,245	$143,909
Class C	1,044,018	1,200,128	1,787,587	998,446	1,442,079	747,269

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October, 1, 2009, the Intermediate Municipal Portfolios Class A shares will be sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the Tax-Managed International Portfolio and the International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period

66	Sanford C. Bernstein Fund, Inc.

of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the Tax-Managed International Portfolio and the International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R Shares are not currently being offered but would be sold without an initial or contingent deferred sales charge and would be offered to certain group retirement plans.

AllianceBernstein Investments, Inc., has advised Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the year ended September 30, 2009, as follows:

	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
PORTFOLIO		CLASS A	CLASS B	CLASS C
Tax-Managed International	$505	$0	$266	$164
International	788	167	2,097	1,532
Diversified Municipal	22,581	817	3,337	1,197
California Municipal	3,123	772	4,582	1,226
New York Municipal	13,951	9,858	2,515	5,166
Short Duration Plus	10,182	412	22,486	4,627

For the year ended September 30, 2009, none of the Portfolios paid brokerage commissions to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein & Co., Ltd.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from October 1, 2008 through September 30, 2009, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Tax-Managed International	$3,698,958,442	$0	$3,900,159,038	$0
International	1,870,150,291	0	1,968,655,176	0
Emerging Markets	1,043,473,037	0	1,236,278,407	0
Intermediate Duration	1,378,347,406	2,238,275,689	1,634,785,048	1,919,465,819
U.S. Government Short Duration	24,972,608	424,490,511	25,425,400	388,866,314
Short Duration Diversified Municipal	268,009,742	0	186,228,145	0
Short Duration California Municipal	46,327,024	12,221,411	76,456,431	0
Short Duration New York Municipal	144,750,497	0	75,369,103	0
Diversified Municipal	463,790,768	121,112,318	890,030,312	0
California Municipal	172,685,033	0	410,258,552	0
New York Municipal	314,116,936	0	493,501,426	0
Short Duration Plus	252,215,804	670,919,108	142,860,901	626,725,809

2009 Annual Report	67

Notes to Financial Statements (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		GROSS UNREALIZED		NET UNREALIZED (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
Tax Managed International	$5,005,809,824	$603,837,718	$(403,581,149)	$200,256,569
International	2,358,784,193	146,252,554	(152,162,690)	(5,910,136)
Emerging Markets	1,556,178,389	448,347,327	(76,206,927)	372,140,400
Intermediate Duration	5,386,603,507	185,667,420	(230,615,869)	(44,948,449)
U.S. Government Short Duration	212,392,307	1,168,828	(516,699)	652,129
Short Duration Diversified Municipal	425,391,983	5,335,101	(2,810,527)	2,524,574
Short Duration California Municipal	111,395,251	1,676,467	(1,230,635)	445,832
Short Duration New York Municipal	229,874,449	3,574,278	(1,211,978)	2,362,300
Diversified Municipal	4,835,861,082	258,487,723	(67,184,141)	191,303,582
California Municipal	1,150,092,208	54,301,518	(18,408,095)	35,893,423
New York Municipal	1,696,923,887	92,870,121	(22,056,731)	70,813,390
Short Duration Plus	552,568,730	8,075,887	(22,963,551)	(14,887,664)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. Certain Portfolios may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Tax-Managed International and International Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

68	Sanford C. Bernstein Fund, Inc.

At the time a Portfolio enter into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Certain Portfolios may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended September 30, 2009, none of the Portfolios had transactions in written options.

•	Swap Agreements

Each Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

2009 Annual Report	69

Notes to Financial Statements (continued)

The Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

70	Sanford C. Bernstein Fund, Inc.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2009, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

At September 30, 2009, the Portfolios had entered into the following derivatives:

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$79,403,779		Unrealized depreciation of forward currency exchange contracts	$44,816,384
Equity contracts	Margin due from broker on futures contracts	398,064	*
Total		$79,801,843			$44,816,384

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in portfolio of investments.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/(depreciation) of foreign currency denominated assets and liabilities	$23,811,518	$34,587,395
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/(depreciation) of investments, futures and swaps	4,378,582	825,067
Total		$28,190,100	$35,412,462

2009 Annual Report	71

Notes to Financial Statements (continued)

For the year ended September 30, 2009, the average monthly principal amount of foreign currency exchange contracts was $2,557,388,164 and average monthly original value of futures contracts was $12,324,077.

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$12,596,877		Unrealized depreciation of forward currency exchange contracts	$2,324,851
Equity contracts	Margin due from broker on futures contracts	156,457	*
Total		$12,753,334			$2,324,851

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in portfolio of investments.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/(depreciation) of foreign currency denominated assets and liabilities	$21,103,916	$10,272,026
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/(depreciation) of investments, futures and swaps	(2,190,496)	558,325
Total		$18,913,420	$10,830,351

72	Sanford C. Bernstein Fund, Inc.

For the year ended September 30, 2009, the average monthly principal amount of foreign currency exchange contracts was $1,032,784,456 and average monthly original value of futures contracts was $9,980,089.

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts				Unrealized depreciation of forward currency exchange contracts	$2,978,053
Interest rate contracts	Margin due from broker on futures contracts	$878,361	*
Interest rate swap contracts	Unrealized appreciation of interest rate swap agreements	10,938,593
Total		$11,816,954			$2,978,053

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in portfolio of investments.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/(depreciation) of foreign currency denominated assets and liabilities	$(16,217,979)	$(2,978,053)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/(depreciation) of investments, futures and swaps	26,270,480	2,084,915
Interest rate swap contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/(depreciation) of investments, futures and swaps	25,839,026	23,020,155
Total		$35,891,527	$22,127,017

2009 Annual Report	73

Notes to Financial Statements (continued)

For the year ended September 30, 2009, the average monthly principal amount of foreign currency exchange contracts was $138,863,540, average monthly original value of futures contracts was $60,688,716 and average monthly notional amount of interest rate swaps was $585,027,500.

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate swap contracts	Unrealized appreciation of interest rate swap agreements	$1,275,493
Total		$1,275,493		$0

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate swap contracts	Net realized gain on swap transactions; Net change in unrealized appreciation/(depreciation) of investments and interest rate swaps	$515,539	$824,021
Total		$515,539	$824,021

For the year ended September 30, 2009, the average monthly notional amount of interest rate swaps was $22,255,000.

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts			Margin owed to broker on futures contracts	$982,463	*
Total		$0		$982,463

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in portfolio of investments.

74	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/(depreciation) of futures contracts	$1,815,319	$(1,251,787)
Interest rate swap contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/(depreciation) of swap contracts	316,860	(29,078)
Total		$2,132,179	$(1,280,865)

For the year ended September 30, 2009, the average monthly original value for futures contracts was $54,063,958 and average monthly notional amount of interest rate swaps was $2,150,000.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The Intermediate Duration Portfolio, the U.S. Government Short Duration Portfolio and the Short Duration Plus Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio’s simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolios are compensated by “fee income”, which is received when the Portfolios enter into the commitment. Such fee income is recorded as deferred income and accrued by each Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolios. For the year ended September 30, 2009, the Portfolio had no transactions in dollar rolls.

E.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2009, the average amount of reverse repurchase agreements outstanding for the Intermediate Duration Portfolio, Government Short Duration Portfolio and Short Duration Plus Portfolio was $193,982, $5,370,234, and $10,610,513, respectively and the daily weighted average annualized interest rate was (2.50)%, (0.09)% and (0.15)%, respectively. During the period, the Portfolios received net interest payment from counterparties.

2009 Annual Report	75

Notes to Financial Statements (continued)

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2009 and September 30, 2008 were as follows:

	2009	2008
Tax-Managed International
Distributions paid from:
Ordinary income	$163,159,616	$137,298,624
Net long-term capital gains	0	953,870,770

Total distributions paid	$163,159,616	$1,091,169,394

International
Distributions paid from:
Ordinary income	$78,128,726	$69,148,958
Net long-term capital gains	0	452,837,918

Total distributions paid	$78,128,726	$521,986,876

Emerging Markets
Distributions paid from:
Ordinary income	$27,911,297	$124,979,764
Net long-term capital gains	106,186,706	555,335,033

Total distributions paid	$134,098,003	$680,314,797

Intermediate Duration
Distributions paid from:
Ordinary income	$236,236,918	$272,955,687
Net long-term capital gains	34,375,779	0

Total distributions paid	$270,612,697	$272,955,687

U.S. Government Short Duration
Distributions paid from:
Ordinary income	$3,290,394	$3,283,780

Total distributions paid	$3,290,394	$3,283,780

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$91,788	$29,403

Total taxable distributions paid	91,788	29,403
Tax exempt distributions	9,313,707	8,432,664

Total distributions paid	$9,405,495	$8,462,067

Short Duration California Municipal
Distributions paid from:
Ordinary income	$10,105	$7,230

Total taxable distributions paid	10,105	7,230
Tax exempt distributions	3,185,583	2,991,534

Total distributions paid	$3,195,688	$2,998,764

76	Sanford C. Bernstein Fund, Inc.

	2009	2008
Short Duration New York Municipal
Distributions paid from:
Ordinary income	$46,367	$5,422

Total taxable distributions paid	46,367	5,422
Tax exempt distributions	4,449,900	3,942,522

Total distributions paid	$4,496,267	$3,947,944

Diversified Municipal
Distributions paid from:
Ordinary income	$889,666	$680,969
Net long-term capital gains	4,821,927	0

Total taxable distributions paid	5,711,593	680,969
Tax exempt distributions	162,877,328	172,884,125

Total distributions paid	$168,588,921	$173,565,094

California Municipal
Distributions paid from:
Ordinary income	$121,294	$188,762
Net long-term capital gains	3,620,244	0

Total taxable distributions paid	3,741,538	188,762
Tax exempt distributions	41,687,842	49,020,899

Total distributions paid	$45,429,380	$49,209,661

New York Municipal
Distributions paid from:
Ordinary income	$156,439	$275,506
Net long-term capital gains	5,534,129	0

Total taxable distributions paid	5,690,568	275,506
Tax exempt distributions	56,702,141	63,336,652

Total distributions paid	$62,392,709	$63,612,158

Short Duration Plus
Distributions paid from:
Ordinary income	$13,817,254	$15,809,692

Total distributions paid	$13,817,254	$15,809,692

As of September 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	ORDINARY INCOME(a)	LONG TERM CAPITAL GAIN	ACCUMULATED CAPITAL LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Tax-Managed International	$96,225,751	$—	$(2,046,959,206)	$202,100,757	$(1,748,632,698)
International	41,204,192	—	(1,016,191,708)	(5,302,140)	(980,289,656)
Emerging Markets	13,686,324	—	(425,890,789)	368,021,686	(44,182,779)
Intermediate Duration	3,874,354	—	(34,009,705)	(34,341,383)	(64,476,734)

2009 Annual Report	77

Notes to Financial Statements (continued)

	ORDINARY INCOME(a)		LONG TERM CAPITAL GAIN	ACCUMULATED CAPITAL LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
U.S. Government Short Duration	$130,458		$—	$(292,397)	$652,129	$490,190
Short Duration Diversified Municipal	193,115	(a)	—	(55,544)	2,524,574	2,662,145
Short Duration California Municipal	51,446	(a)	599,444	—	445,832	1,096,722
Short Duration New York Municipal	113,575	(a)	—	(691,358)	2,362,300	1,784,517
Diversified Municipal	4,494,519	(a)	7,307,132	—	192,482,846	204,284,497
California Municipal	941,204	(a)	3,428,757	—	35,893,423	40,263,384
New York Municipal	1,503,237	(a)	4,021,946	—	70,813,390	76,338,573
Short Duration Plus	143,545		—	(23,621,083)	(14,887,664)	(38,365,202)

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$193,115
Short Duration California Municipal	51,446
Short Duration New York Municipal	113,575
Diversified Municipal	4,438,867
California Municipal	941,204
New York Municipal	1,498,009

(b)	At September 30, 2009, the following Portfolios had capital loss carryforwards as shown below:

	CAPITAL LOSS CARRYFORWARD AMOUNT	EXPIRATION
Tax-Managed International	$371,606,126	9/30/2017
International	153,736,112	9/30/2017
Emerging Markets	190,198,755	9/30/2017
Intermediate Duration	30,234,034	9/30/2017
U.S. Government Short Duration	292,397	9/30/2015
Short Duration Diversified Municipal	55,544	9/30/2015
Short Duration New York Municipal	18,207	9/30/2011
Short Duration New York Municipal	601,536	9/30/2014
Short Duration New York Municipal	71,615	9/30/2015
Short Duration Plus	3,594,854	9/30/2013
Short Duration Plus	6,491,604	9/30/2014
Short Duration Plus	4,022,522	9/30/2015
Short Duration Plus	920,045	9/30/2016
Short Duration Plus	5,807,512	9/30/2017

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and straddles, swap income (loss) accrual and the mark to market of forward foreign currency contracts, futures contracts and passive foreign investment companies (PFICs).

(d)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals and dividends payable to shareholders.

78	Sanford C. Bernstein Fund, Inc.

At September 30, 2009, the following Portfolios had post-October capital loss deferrals as shown below.

For tax purposes, these losses are deemed to arise on October 1, 2009.

POST-OCTOBER CAPITAL LOSS DEFERRAL
Tax Managed International	$1,675,353,080
International	862,455,596
Emerging Markets	235,692,034
Intermediate Duration	836,028
Short Duration Plus	2,213,694

During the year ended September 30, 2009, capital loss carryforwards were utilized by the Portfolios as shown below:

CAPITAL LOSS CARRYFORWARD UTILIZED
U.S. Government Short Duration	$2,088,901
Short Duration Diversified Municipal	901,043
Short Duration California Municipal	225,359
Short Duration New York Municipal	268,892

NOTE 5.	Risks Involved in Investing in the Portfolios

Emerging Markets and International Portfolios—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Fixed Income Portfolios—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

During the year ended September 30, 2008, the Intermediate Duration Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. LBSF had posted collateral to secure its obligations under the swaps, and this was regularly marked to market. However, due to changes in the value of the swap contracts and the collateral through the termination date, the collateral was insufficient to cover Lehman Brothers’ obligations under the termination provisions in the amount of $9,022,275. The Portfolio’s claim to the collateral shortfall balance is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of September 30, 2009, $8,007,269 was recorded by the Portfolio as a realized loss on the Bankruptcy Claim based upon the estimated recovery value of the Bankruptcy Claim, resulting in the Bankruptcy Claim being valued by the Portfolio at $1,015,006 million (11.25% of the Bankruptcy Claim). The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the

2009 Annual Report	79

Notes to Financial Statements (continued)

Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Derivatives Risk—All Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage.

Concentration of Credit Risk—The two California Municipal Portfolios and two New York Municipal Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

The Municipal Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. When issued, insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing insured securities, the Adviser gives consideration to both the insurer and the credit quality of the underlying issuer. The purpose of the insurance is to reduce the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying issuer and providing additional security for payment of the principal and interest. Certain of the insurance companies that insure municipal securities insure other types of securities, including some involving subprime mortgages. The credit quality of subprime mortgage securities has declined and some bond insurers’ risk of having to make payments to holders of subprime mortgage securities has increased. Because of this risk, the credit ratings of some insurance companies have been downgraded and may be further downgraded; it is possible that certain insurance companies may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund. The Fund is diversified by bond insurer, reducing the exposure to any single insurer. In addition, the Adviser believes that the generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE 6.	Capital-Share Transactions

As of September 30, 2009, the Sanford C. Bernstein Fund, Inc., has authorized 9 billion shares of common stock, par value $0.001 per share, of which 8.7 billion are divided into 12 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares; 600 million to the Intermediate Duration Portfolio; 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered); 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the three retail classes of shares and 800 million allocated to the Municipal Class Shares; 200 million each to the Emerging Markets Portfolio and the U.S. Government Short Duration Portfolio; 800 million to the California Municipal Portfolio divided evenly into four classes; 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the three retail classes of shares and 400 million allocated to the Municipal Class Shares; 1 billion to the Short Duration Plus Portfolio, 200 million each to the four classes and 200 million to the retirement class of shares (which is not currently being offered); and 100 million each to the Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio.

80	Sanford C. Bernstein Fund, Inc.

Share transactions for each Portfolio for the years ended September 30, 2009 and September 30, 2008, were as follows:

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Tax-Managed International Class Shares
Shares sold	120,401,912	56,559,748	$1,419,398,879	$1,280,021,552
Shares issued to shareholders on reinvestment of dividends and distributions	1,702,231	38,760,847	19,575,658	981,812,973
Shares redeemed	(137,898,817)	(50,908,487)	(1,640,551,888)	(1,133,650,861)

Net increase (decrease)	(15,794,674)	44,412,108	(201,577,351)	1,128,183,664
Beginning of period	364,627,722	320,215,614	7,120,617,972	5,992,434,308

End of period	348,833,048	364,627,722	$6,919,040,621	$7,120,617,972

Tax-Managed International Class A Shares
Shares sold	107,982	434,050	$1,236,344	$8,771,392
Shares issued to shareholders on reinvestment of dividends and distributions	17,667	31,798	201,578	799,414
Shares converted from Class B	379	1,402	4,357	29,798
Shares redeemed	(422,866)	(160,118)	(4,809,839)	(3,542,411)

Net increase (decrease)	(296,838)	307,132	(3,367,560)	6,058,193
Beginning of period	555,832	248,700	12,212,490	6,154,297

End of period	258,994	555,832	$8,844,930	$12,212,490

Tax-Managed International Class B Shares
Shares sold	8,905	5,557	$104,588	$131,880
Shares issued to shareholders on reinvestment of dividends and distributions	425	2,732	4,836	67,615
Shares converted to Class A	(383)	(1,429)	(4,357)	(29,798)
Shares redeemed	(7,828)	(5,507)	(89,342)	(113,052)

Net increase	1,119	1,353	15,725	56,645
Beginning of period	23,725	22,372	591,818	535,173

End of period	24,844	23,725	$607,543	$591,818

Tax-Managed International Class C Shares
Shares sold	26,602	29,750	$310,932	$688,460
Shares issued to shareholders on reinvestment of dividends and distributions	2,474	19,815	28,102	490,232
Shares redeemed	(74,918)	(51,703)	(881,685)	(1,092,863)

Net decrease	(45,842)	(2,138)	(542,651)	85,829
Beginning of period	163,029	165,167	4,302,923	4,217,094

End of period	117,187	163,029	$3,760,272	$4,302,923

2009 Annual Report	81

Notes to Financial Statements (continued)

For the year ended September 30, 2009, the Tax-Managed International Portfolio received $1,597,844 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolios’ statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
International Class Shares
Shares sold	54,387,298	25,249,878	$647,222,578	$580,526,252
Shares issued to shareholders on reinvestment of dividends and distributions	1,291,096	20,129,545	14,912,176	508,472,309
Shares redeemed	(66,889,181)	(23,391,939)	(779,394,610)	(534,346,151)

Net increase (decrease)	(11,210,787)	21,987,484	(117,259,856)	554,652,410
Beginning of period	168,881,942	146,894,458	3,433,131,586	2,878,479,176

End of period	157,671,155	168,881,942	$3,315,871,730	$3,433,131,586

International Class A Shares
Shares sold	553,190	1,068,787	$6,492,843	$24,424,223
Shares issued to shareholders on reinvestment of dividends and distributions	53,986	198,853	621,380	4,991,196
Shares converted from Class B	12,181	26,876	142,852	626,654
Shares redeemed	(1,270,325)	(1,014,127)	(14,856,486)	(23,407,992)

Net increase (decrease)	(650,968)	280,389	(7,599,411)	6,634,081
Beginning of period	1,985,956	1,705,567	44,847,514	38,213,433

End of period	1,334,988	1,985,956	$37,248,103	$44,847,514

International Class B Shares
Shares sold	18,355	29,170	$222,557	$718,895
Shares issued to shareholders on reinvestment of dividends and distributions	2,908	24,756	33,359	615,175
Shares converted to Class A	(12,290)	(27,226)	(142,852)	(626,654)
Shares redeemed	(44,069)	(59,729)	(532,668)	(1,297,278)

Net decrease	(35,096)	(33,029)	(419,604)	(589,862)
Beginning of period	169,604	202,633	3,881,458	4,471,320

End of period	134,508	169,604	$3,461,854	$3,881,458

International Class C Shares
Shares sold	165,187	179,782	$1,956,518	$4,296,569
Shares issued to shareholders on reinvestment of dividends and distributions	16,320	128,544	187,352	3,196,895
Shares redeemed	(465,574)	(336,207)	(5,493,929)	(7,328,936)

Net decrease	(284,067)	(27,881)	(3,350,059)	164,528
Beginning of period	992,144	1,020,025	23,938,882	23,774,354

End of period	708,077	992,144	$20,588,823	$23,938,882

82	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Shares sold	15,952,665	10,174,783	117,755,861	80,881,434
Shares issued to shareholders on reinvestment of dividends and distributions	8,866,782	14,941,824	6,833,611	3,205,660
Shares redeemed	(26,833,619)	(13,811,753)	(143,533,573)	(71,406,895)

Net increase (decrease) in shares outstanding	(2,014,172)	11,304,854	(18,944,101)	12,680,199
Shares outstanding at beginning of period	75,113,753	63,808,899	398,742,059	386,061,860

Shares outstanding at end of period	73,099,581	75,113,753	379,797,958	398,742,059

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Shares sold	15,042,245	5,201,769	37,212,638	23,695,753
Shares issued to shareholders on reinvestment of dividends	155,018	162,446	391,316	369,512
Shares redeemed	(10,903,313)	(2,564,804)	(27,768,247)	(17,942,739)

Net increase in shares outstanding	4,293,950	2,799,411	9,835,707	6,122,526
Shares outstanding at beginning of period	9,309,516	6,510,105	26,237,126	20,114,600

Shares outstanding at end of period	13,603,466	9,309,516	36,072,833	26,237,126

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Shares sold	8,020,136	10,614,901	17,886,923	10,590,351
Shares issued to shareholders on reinvestment of dividends	168,944	146,553	206,404	165,281
Shares redeemed	(10,860,456)	(5,904,643)	(12,454,759)	(6,642,881)

Net increase (decrease) in shares outstanding	(2,671,376)	4,856,811	5,638,568	4,112,751
Shares outstanding at beginning of period	11,271,358	6,414,547	13,052,126	8,939,375

Shares outstanding at end of period	8,599,982	11,271,358	18,690,694	13,052,126

2009 Annual Report	83

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Municipal Class Shares
Shares sold	114,007,924	102,950,558	$1,608,880,194	$1,453,284,656
Shares issued to shareholders on reinvestment of dividends and distributions	2,384,422	1,685,083	33,529,930	23,798,251
Shares redeemed	(143,121,128)	(70,168,315)	(2,005,188,579)	(989,922,168)

Net increase (decrease)	(26,728,782)	34,467,326	(362,778,455)	487,160,739
Beginning of period	366,839,127	332,371,801	5,107,259,617	4,620,098,878

End of period	340,110,345	366,839,127	$4,744,481,162	$5,107,259,617

Intermediate Municipal Class A Shares
Shares sold	5,632,414	1,364,515	$79,699,152	$19,272,676
Shares issued to shareholders on reinvestment of dividends and distributions	109,392	52,442	1,547,978	740,670
Shares converted from Class B	510,274	543,859	7,210,904	7,651,016
Shares redeemed	(1,725,381)	(760,561)	(24,328,771)	(10,778,737)

Net increase	4,526,699	1,200,255	64,129,263	16,885,625
Beginning of period	3,369,246	2,168,991	48,608,404	31,722,779

End of period	7,895,945	3,369,246	$112,737,667	$48,608,404

Intermediate Municipal Class B Shares
Shares sold	102,114	54,604	$1,423,986	$773,915
Shares issued to shareholders on reinvestment of dividends and distributions	9,882	21,909	138,691	309,610
Shares converted to Class A	(510,222)	(543,769)	(7,210,904)	(7,651,016)
Shares redeemed	(217,609)	(383,303)	(3,059,688)	(5,412,097)

Net decrease	(615,835)	(850,559)	(8,707,915)	(11,979,588)
Beginning of period	845,043	1,695,602	12,656,571	24,636,159

End of period	229,208	845,043	$3,948,656	$12,656,571

Intermediate Municipal Class C Shares
Shares sold	1,211,019	249,631	$17,072,801	$3,526,873
Shares issued to shareholders on reinvestment of dividends and distributions	40,984	35,620	578,247	504,281
Shares redeemed	(442,798)	(486,351)	(6,244,957)	(6,869,841)

Net increase (decrease)	809,205	(201,100)	11,406,091	(2,838,687)
Beginning of period	2,359,441	2,560,541	34,159,887	36,998,574

End of period	3,168,646	2,359,441	$45,565,978	$34,159,887

84	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Municipal Class Shares
Shares sold	22,385,024	21,245,318	$315,571,544	$303,293,494
Shares issued to shareholders on reinvestment of dividends and distributions	781,923	451,229	10,954,283	6,442,523
Shares redeemed	(41,466,145)	(21,381,345)	(582,613,990)	(304,952,615)

Net increase (decrease)	(18,299,198)	315,202	(256,088,163)	4,783,402
Beginning of period	97,656,137	97,340,935	1,371,920,101	1,367,136,699

End of period	79,356,939	97,656,137	$1,115,831,938	$1,371,920,101

Intermediate Municipal Class A Shares
Shares sold	1,430,823	1,469,354	$20,172,080	$20,961,763
Shares issued to shareholders on reinvestment of dividends and distributions	46,547	27,111	656,260	386,796
Shares converted from Class B	248,877	178,618	3,513,564	2,538,074
Shares redeemed	(1,035,963)	(961,224)	(14,601,764)	(13,736,302)

Net increase	690,284	713,859	9,740,140	10,150,331
Beginning of period	2,136,037	1,422,178	30,983,881	20,833,550

End of period	2,826,321	2,136,037	$40,724,021	$30,983,881

Intermediate Municipal Class B Shares
Shares sold	6,790	18,310	$94,974	$261,161
Shares issued to shareholders on reinvestment of dividends and distributions	4,505	9,847	63,062	140,632
Shares converted to Class A	(248,826)	(178,570)	(3,513,564)	(2,538,074)
Shares redeemed	(90,586)	(118,660)	(1,266,667)	(1,691,724)

Net decrease	(328,117)	(269,073)	(4,622,195)	(3,828,005)
Beginning of period	456,837	725,910	6,910,236	10,738,241

End of period	128,720	456,837	$2,288,041	$6,910,236

Intermediate Municipal Class C Shares
Shares sold	265,539	246,754	$3,741,394	$3,514,608
Shares issued to shareholders on reinvestment of dividends and distributions	21,852	17,706	307,302	252,690
Shares redeemed	(248,485)	(230,512)	(3,523,924)	(3,299,022)

Net increase	38,906	33,948	524,772	468,276
Beginning of period	1,247,293	1,213,345	18,144,897	17,676,621

End of period	1,286,199	1,247,293	$18,669,669	$18,144,897

2009 Annual Report	85

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Municipal Class Shares
Shares sold	30,272,218	33,422,678	$419,659,195	$465,621,819
Shares issued to shareholders on reinvestment of dividends and distributions	1,351,313	855,406	18,543,632	11,917,526
Shares redeemed	(47,303,139)	(25,250,439)	(649,669,275)	(351,099,560)

Net increase (decrease)	(15,679,608)	9,027,645	(211,466,448)	126,439,785
Beginning of period	133,562,106	124,534,461	1,829,708,894	1,703,269,109

End of period	117,882,498	133,562,106	$1,618,242,446	$1,829,708,894

Intermediate Municipal Class A Shares
Shares sold	2,175,967	768,023	$30,205,332	$10,670,387
Shares issued to shareholders on reinvestment of dividends and distributions	73,270	47,794	1,011,822	665,344
Shares converted from Class B	517,745	339,555	7,182,857	4,706,071
Shares redeemed	(897,051)	(270,297)	(12,398,895)	(3,755,521)

Net increase	1,869,931	885,075	26,001,116	12,286,281
Beginning of period	2,831,367	1,946,292	40,006,577	27,720,296

End of period	4,701,298	2,831,367	$66,007,693	$40,006,577

Intermediate Municipal Class B Shares
Shares sold	26,340	41,278	$359,331	$575,686
Shares issued to shareholders on reinvestment of dividends and distributions	13,293	23,076	182,076	321,340
Shares converted to Class A	(517,944)	(339,696)	(7,182,857)	(4,706,071)
Shares redeemed	(159,047)	(392,214)	(2,189,314)	(5,463,852)

Net decrease	(637,358)	(667,556)	(8,830,764)	(9,272,897)
Beginning of period	876,196	1,543,752	13,041,378	22,314,275

End of period	238,838	876,196	$4,210,614	$13,041,378

Intermediate Municipal Class C Shares
Shares sold	1,010,061	187,473	$14,093,353	$2,610,574
Shares issued to shareholders on reinvestment of dividends and distributions	27,421	21,754	378,587	302,956
Shares redeemed	(181,570)	(164,923)	(2,502,185)	(2,294,785)

Net increase	855,912	44,304	11,969,755	618,745
Beginning of period	1,295,306	1,251,002	18,910,142	18,291,397

End of period	2,151,218	1,295,306	$30,879,897	$18,910,142

86	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Short Duration Plus Class Shares
Shares sold	24,658,313	18,233,851	$280,996,647	$215,677,463
Shares issued to shareholders on reinvestment of dividends	404,163	436,637	4,592,875	5,197,069
Shares redeemed	(20,884,914)	(14,145,604)	(237,524,464)	(168,009,011)

Net increase	4,177,562	4,524,884	48,065,058	52,865,521
Beginning of period	32,243,263	27,718,379	406,396,039	353,530,518

End of period	36,420,825	32,243,263	$454,461,097	$406,396,039

Short Duration Plus Class A Shares
Shares sold	3,105,121	1,890,920	$35,284,027	$22,774,680
Shares issued to shareholders on reinvestment of dividends	99,964	100,410	1,137,818	1,199,957
Shares converted from Class B	222,752	107,975	2,556,007	1,286,271
Shares redeemed	(1,719,891)	(2,505,639)	(19,478,973)	(29,919,405)

Net increase (decrease)	1,707,946	(406,334)	19,498,879	(4,658,497)
Beginning of period	2,897,276	3,303,610	38,706,425	43,364,922

End of period	4,605,222	2,897,276	$58,205,304	$38,706,425

Short Duration Plus Class B Shares
Shares sold	632,858	403,547	$7,166,342	$4,784,389
Shares issued to shareholders on reinvestment of dividends	16,163	19,132	183,557	228,776
Shares converted to Class A	(222,793)	(108,015)	(2,556,007)	(1,286,271)
Shares redeemed	(457,486)	(399,663)	(5,198,715)	(4,774,542)

Net decrease	(31,258)	(84,999)	(404,823)	(1,047,648)
Beginning of period	796,649	881,648	11,271,796	12,319,444

End of period	765,391	796,649	$10,866,973	$11,271,796

Short Duration Plus Class C Shares
Shares sold	1,948,852	709,031	$22,143,376	$8,335,316
Shares issued to shareholders on reinvestment of dividends	40,527	30,088	460,407	359,132
Shares redeemed	(1,237,974)	(533,758)	(14,076,176)	(6,342,784)

Net increase	751,405	205,361	8,527,607	2,351,664
Beginning of period	1,412,751	1,207,390	18,555,309	16,203,645

End of period	2,164,156	1,412,751	$27,082,916	$18,555,309

2009 Annual Report	87

Notes to Financial Statements (continued)

NOTE 7.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statements of operations. The Portfolio did not utilize the line of credit during the year ended September 30, 2009.

NOTE 8.	Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.	Subsequent Events

In accordance with U.S. GAAP disclosure requirements on subsequent events, management has evaluated events for possible recognition or disclosure in the financial statements through November 25, 2009, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

88	Sanford C. Bernstein Fund, Inc.

Tax Information (Unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the following long-term capital gain dividends paid during the fiscal year ended September 30, 2009, are subject to the maximum tax rate of 15%:

LONG-TERM CAPITAL GAIN DISTRIBUTION
Emerging Markets	$106,186,706	California Municipal	$3,620,244
Intermediate Duration	34,375,779	New York Municipal	5,534,129
Diversified Municipal	4,821,927

For the fiscal year ended September 30, 2009, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the JGTRR Act of 2003. We designate the following percentages or the maximum amount allowable of the total ordinary income distributed by the Portfolios, as qualified dividend income:

PERCENTAGE OF TAXABLE ORDINARY DIVIDENDS PAID
Tax-Managed International	100.00%
International	99.15%
Emerging Markets	89.28%

In addition, the Funds intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the fiscal year ended September 30, 2009, the total amounts of foreign taxes that may be passed through to the shareholders and the foreign sources of income for information reporting purposes, were as follows:

	FOREIGN TAXES TO BE PASSED THROUGH	FOREIGN SOURCES OF INCOME
Tax-Managed International	$14,034,928	$155,140,289
International	6,429,664	72,754,991
Emerging Markets	6,801,633	44,318,046

In accordance with Federal tax law, the following table represents each Portfolio’s designation of “exempt-interest dividends” as a percentage of total dividends paid during the fiscal year ended September 30, 2009:

EXEMPT-INTEREST DIVIDENDS AS A PERCENTAGE OF TOTAL DIVIDENDS
Short Duration Diversified Municipal	99.02%	Diversified Municipal	96.61%
Short Duration California Municipal	99.68%	California Municipal	91.70%
Short Duration New York Municipal	98.97%	New York Municipal	90.88%

In accordance with Federal Tax Law, the following table represents each Portfolio’s designation of “qualified interest income” as a percentage of total dividends paid for fiscal year ended September 30, 2009:

QUALIFIED INTEREST INCOME AS A PERCENTAGE OF TOTAL DIVIDENDS
Intermediate Duration	82.5%
U.S. Government Short Duration	94.6%
Short Duration Plus	94.7%

In accordance with Federal Tax Law, the following represents each Portfolio’s designation of qualified Short-Term Capital Gain dividends applicable only to foreign shareholders for the fiscal year ended September 30, 2009:

Intermediate Duration	$7,336,340

As required by Federal tax law rules, shareholders will receive notification of their portion of each Portfolio’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2009 calendar year on Form 1099-DIV, which will be mailed by January 31, 2010.

2009 Annual Report	89

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Thomas B. Stiles II*

Chairman

Marilyn G. Fedak

President

Irwin Engelman*^†

Director

Bart Friedman*†

Director

William Kristol*†

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*†

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT **

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

† Member of the Nominating, Governance and Compensation Committee.

** AllianceBernstein Investor Services, Inc. serves as Transfer Agent for the Fund’s retail classes.

90	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Marilyn G. Fedak,† 1345 Avenue of the Americas, New York, NY 10105 62 (2007)	Vice Chair of Investment Services for the Adviser, with which she has been associated since prior to 2004.	12	None
DISINTERESTED DIRECTORS+
Thomas B. Stiles II,‡ 69 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	12	Cedar Lawn Corporation

Irwin Engelman,‡^** 75 (2000)	Business Consultant. Formerly, he was Executive Vice President and Chief Financial Officer of YouthStream Media Networks; Vice Chairman and Chief Administrative Officer of Revlon, Inc. and Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. since prior to 2004.	12	WellGen Inc. and eMagin Corporation

Bart Friedman,‡** 64 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2004.	12	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy; and Allied World Assurance Holdings

2009 Annual Report	91

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
William Kristol,‡** 56 (1994)	Editor, The Weekly Standard since prior to 2004. He is also a Fox News Contributor.	12	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Donald K. Peterson,‡ 60 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002- September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	12	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; and Committee for Economic Development

Rosalie J. Wolf,‡** 68 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	12	TIAA-CREF and North European Oil Royalty Trust

*There is no stated term of office for the Directors.

†Ms. Fedak is an “interested person” as defined in the 1940 Act, because of her affiliation with AllianceBernstein.

+The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

‡Member of the Audit Committee and the Independent Directors Committee.

^Member of the Fair Value Pricing Committee.

**Member of the Nominating, Governance and Compensation Committee.

92	Sanford C. Bernstein Fund, Inc.

OFFICERS’ INFORMATION
Name, Address*, Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Marilyn G. Fedak, 62	President	See biography under Directors’ Information.

Philip L. Kirstein, 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP, from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Emilie D. Wrapp, 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2004.

Joseph J. Mantineo, 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2004.

*The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

†ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

2009 Annual Report	93

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1 It should be noted that the Senior Officer’s evaluation was completed on October 8, 2009.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

94	Sanford C. Bernstein Fund, Inc.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%
U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio Short Duration California Municipal Portfolio Short Duration Diversified Municipal Portfolio Short Duration New York Municipal Portfolio	On the balance	0.400%
Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%
California Municipal Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
New York Municipal Portfolio	Next $2 billion	0.400%
	On the balance	0.350%

3 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. U.S. Government Short Duration Portfolio, Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

2009 Annual Report	95

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Portfolios’ net assets on September 30, 2009 and 2008 are set forth below:

PORTFOLIO	09/30/09 NET ASSETS ($MM)	09/30/08 NET ASSETS ($MM)
Tax-Managed International Portfolio	$5,293.7	$6,043.5
International Portfolio	$2,397.3	$2,841.3
Emerging Markets Portfolio	$1,948.5	$1,953.6
U.S. Government Short Duration Portfolio	$172.8	$115.4
Short Duration Plus Portfolio	$511.5	$425.9
Intermediate Duration Portfolio	$5,005.5	$4,892.8
Short Duration California Municipal Portfolio	$109.1	$141.4
Short Duration Diversified Municipal Portfolio	$433.3	$330.8
Short Duration New York Municipal Portfolio	$235.4	$162.5
California Municipal Portfolio	$1,216.8	$1,419.2
Diversified Municipal Portfolio	$5,098.2	$5,163.4
New York Municipal Portfolio	$1,794.8	$1,889.2

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2009 net assets:

	EFFECTIVE ADVISORY FEES OCTOBER 2004 VS. SEPTEMBER 30, 2009
PORTFOLIO	AS OF OCTOBER 2004	AS OF SEPTEMBER 2009	DIFFERENCE
Tax-Managed International Portfolio[4]	0.913%	0.852%	0.061%
International Portfolio[5]	0.942%	0.881%	0.061%
Emerging Markets Portfolio	1.189%	1.114%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio[6]	0.460%	0.440%	0.020%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.491%	0.491%	0.000%
Diversified Municipal Portfolio[7]	0.460%	0.439%	0.021%
New York Municipal Portfolio	0.478%	0.478%	0.000%

4 Since September 30, 2008 Tax-Managed International Portfolio lost breakpoint at $6 billion level.

5 Since September 30, 2008 Emerging Markets Portfolio lost breakpoint at $2 billion.

6 Since September 30, 2008 Intermediate Duration Portfolio lost breakpoint at $5 billion level.

7 Since September 30, 2008 Diversified Municipal Portfolio lost breakpoint at $5 billion level.

96	Sanford C. Bernstein Fund, Inc.

Set forth below are the Portfolios’ total expense ratios for the most recent semi-annual period ended March 31, 2009. It should be noted that the annual and semi-annual total expense ratios set forth below are an average of the Portfolios’ daily total expense ratios:

PORTFOLIO	TOTAL EXPENSE RATIO 10/1/08-3/31/09[8]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.20 1.56 2.31 2.27	% % % %

International Portfolio	Private Client Class A Class B Class C	1.24 1.60 2.38 2.32	% % % %

Emerging Markets Portfolio	Private Client	1.68%

U.S. Government Short Duration Portfolio	Private Client	0.66%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.64 0.98 1.71 1.69	% % % %

Intermediate Duration Portfolio	Private Client	0.58%

Short Duration California Municipal Portfolio	Private Client	0.67%

Short Duration Diversified Municipal Portfolio	Private Client	0.62%

Short Duration New York Municipal Portfolio	Private Client	0.65%

California Municipal Portfolio	Private Client Class A Class B Class C	0.62 0.90 1.62 1.61	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.57 0.85 1.58 1.56	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.89 1.61 1.60	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater

8 Annualized.

2009 Annual Report	97

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.9 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2009 net assets.

PORTFOLIO	NET ASSETS 09/30/09 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	$5,293.7	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.405%	0.852%

International Portfolio	$2,397.3	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.412%	0.881%

Emerging Markets Portfolio	$1,948.5	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.805%	1.114%

9 The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

98	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	NET ASSETS 09/30/09 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
U.S. Government Short Duration Portfolio[10]	$172.8	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.191%	0.450%

Short Duration Plus Portfolio	$511.5	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.150%	0.450%

Intermediate Duration Portfolio	$5,005.5	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.440%

Short Duration California Municipal Portfolio	$109.1	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.214%	0.450%

Short Duration Diversified Municipal Portfolio	$433.3	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.156%	0.450%

Short Duration New York Municipal Portfolio	$235.4	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.180%	0.450%

California Municipal Portfolio	$1,216.8	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.195%	0.491%

10 The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

2009 Annual Report	99

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	NET ASSETS 09/30/09 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Diversified Municipal Portfolio	$5,098.2	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.438%

New York Municipal Portfolio	$1,794.8	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.478%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolios and the fee charged to the corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.11 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective advisory fees of the Portfolios had the AMBF fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2009 net assets.

PORTFOLIO	ABMF CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.694%	0.852%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.754%	0.881%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.114%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[12]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.475%	0.440%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

11 Group peers selected by Lipper from the 2009 Lipper 15(c) Report. See pages 20-24 for additional information regarding Lipper.

12 The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter and has an expense cap of 0.45%.

100	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	ABMF CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.491%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.424%	0.438%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[13]
Emerging Markets Portfolio	Emerging Markets Value
	Class A	1.70%
	Class I (Institutional)	0.90%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

PORTFOLIO	ITM MUTUAL FUND	ITM FEE
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F/FB14	0.800%
	AllianceBernstein Emerging Markets Growth Equity Fund[14]	0.800%
	AllianceBernstein Emerging Markets Growth Equity Fund F14	0.800%
	AllianceBernstein Emerging Markets Growth Stock Fund A/B14	0.900%

13 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

14 The ITM fund is privately placed or institutional.

2009 Annual Report	101

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolio’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2009 net assets:15

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE[16]	PORTFOLIO ADV. FEE
International Portfolio	Client #1	AB Sub-advised Fee Schedule 0.65% on first $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.331%	0.881%

Client #1 Adviser Fee Schedule

  Advisory Fee

    0.90% on first $250 million

    0.875% on next $250 million

    0.85% on next $250 million

    0.825% on next $250 million

    0.80% on next $1 billion

    0.775% thereafter

*Plus Performance Fee

[Lipper International Funds Index]

of +/- 0.12%

Administrative Fee

    Between 0.08% and 0.05%

    depending on the fund’s asset size.

    Fee in 2008 was 0.07%.

			0.822%[17]

	Client #2	AB Sub-advised Fee Schedule 0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter *Aggregated with other special equity portfolios	0.544%	0.881%

		Client #2 Adviser Fee Schedule Advisory Fee 0.85% on first $750 million 0.80% on next $1 billion 0.775% on next $3 billion 0.75% on next $5 billion 0.725% thereafter Administrative Fee $35,000 plus Complex Fee of 0.15% on first $15 billion 0.125% on next $15 billion 0.10% on the balance	0.809%

15 In all cases the sub-adviser, AllianceBernstein, is paid by the sub-advised funds’ advisers.

16 The effective fee of each sub-advised fund’s adviser does not include the administrative fee charged to the fund.

17 The effective fee does not include a performance fee.

102	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE[16]	PORTFOLIO ADV. FEE
International Portfolio (cont.)	Client #3	AB Sub-advised Fee Schedule 0.50% on first $100 million 0.46% on next $300 million 0.41% thereafter * Both Client #3 and Client #4 assets aggregated	0.420%	0.881%

		Client #3 Adviser Fee Schedule Advisory Fee 0.90% of average daily net assets Administrative Fee Actual Fee in 2008 0.30% for Class A shares	0.900%

	Client #4	AB Sub-advised Fee Schedule 0.50% on first $100 million 0.46% on next $300 million 0.41% thereafter *Both Client #3 and Client #4 assets aggregated	0.420%	0.881%

		Client #4 Adviser Fee Schedule Advisory Fee 1.00% of average daily net assets Administrative Fee Actual Fee in 2008 0.2443% for Class A shares	1.000%

	Client #5	AB Sub-advised Fee Schedule 0.72% on first $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% thereafter	0.375%	0.881%

		Client #5 Fee Schedule Advisory Fee 0.85% of average daily net assets Administrative Fee Complex Fee 0.26% on first $1 billion 0.19% on next $2 billion 0.15% on next $1 billion 0.08% on next $1 billion 0.05% on next $5 billion 0.03% on next $2 billion 0.02% thereafter	0.850%

	Client #6	AB Sub-advised Fee Schedule Base fee 0.22% on first $1 billion 0.18% on next $1.5 billion 0.16% thereafter *Plus performance fee (v. ACWI ex US)	0.197%[17]	0.881%

2009 Annual Report	103

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE[16]	PORTFOLIO ADV. FEE
International Portfolio (cont.)		Client #6 Adviser Fee Schedule Advisory Fee Fee Schedule not available but actual advisory fee rate in 2008 was 0.42%. Administrative Fee Fee Schedule not available but actual advisory fee rate in 2008 was 0.01%.	0.420%

	Client #7	AB Sub-advised Fee Schedule 0.30% of average daily net assets	0.300%	0.881%

		Client #7 Adviser Fee Schedule Advisory Fee 0.505% of average daily net assets	0.505%
		Administrative Fee 0.45% of average daily net assets

	Client #8	AB Sub-advised Fee Schedule 0.60% on first $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter	0.267%	0.881%

		Client #8 Adviser Fee Schedule Advisory Fee 0.70% of average daily net assets Administrative Fee 0.05% of average daily net assets	0.700%

	Client #9	AB Sub-advised Fee Schedule 0.45% on first $200 million 0.36% on next $300 million 0.32% thereafter	0.336%	0.881%

		Client #9 Adviser Fee Schedule Advisory Fee 0.88% on first $200 million 0.81% on next $300 million 0.77% thereafter Administrative Fee 0.02% of average daily net assets	0.784%

Emerging Markets Portfolio	Client #10	AB Sub-advised Fee Schedule 1.00% on first $25 million 0.90% on next $25 million 0.75% thereafter * for accounts less than $65MM, 0.900%	0.774%	1.114%

		Client #10 Adviser Fee Schedule Advisory Fee 0.94% of average daily net assets Administrative Fee Between 0.004% and 0.02% of average daily net assets.	0.940%

104	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE[16]	PORTFOLIO ADV. FEE
Emerging Markets Portfolio (cont.)	Client #11	AB Sub-advised Fee Schedule 0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.468%	1.114%

		Client #11 Adviser Fee Schedule Advisory Fee 1.15% of average daily net assets Administrative Fee 0.05% of average daily net assets	1.150%

	Client #12	AB Sub-advised Fee Schedule 0.425% of average daily net assets	0.425%	1.114%

		Client #12 Adviser Fee Schedule Advisory Fee 1.05% of average daily net assets Administrative Fee 0.65% of average daily net assets	1.050%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)18 at the approximate current asset level of the subject Portfolio.19

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

18 It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

19 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

2009 Annual Report	105

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The original EGs of certain Portfolios had an insufficient number of comparable peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolios’ EGs to include peers with a different load type,20 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”)21 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Managed International Portfolio[22]	0.861	0.780	13/17
International Portfolio[22]	0.887	0.812	12/18
Emerging Markets Portfolio	1.126	1.200	6/15
U.S. Government Short Duration Portfolio	0.450	0.480	5/18
Short Duration Plus Portfolio	0.450	0.455	8/18
Intermediate Duration Portfolio	0.444	0.448	9/18
Short Duration California Municipal Portfolio[22]	0.450	0.490	4/10
Short Duration Diversified Municipal Portfolio	0.450	0.478	6/17
Short Duration New York Municipal Portfolio[22]	0.450	0.464	4/10
California Municipal Portfolio22,[23]	0.493	0.563	6/18
Diversified Municipal Portfolio[22]	0.435	0.442	8/12
New York Municipal Portfolio[22,23]	0.479	0.554	6/18

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

PORTFOLIO	EXPENSE RATIO (%)[24]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Managed International Portfolio[25]	1.122	1.122	9/17	1.258	110/333
International Portfolio[25]	1.183	1.173	11/18	1.258	134/333
Emerging Markets Portfolio	1.512	1.612	5/15	1.581	72/165
U.S. Government Short Duration Portfolio	0.731	0.743	8/18	0.734	28/56
Short Duration Plus Portfolio	0.646	0.687	5/18	0.694	44/112
Intermediate Duration Portfolio	0.567	0.751	2/18	0.742	82/289
Short Duration California Municipal Portfolio[25]	0.694	0.735	4/10	0.744	6/16
Short Duration Diversified Municipal Portfolio	0.636	0.616	10/17	0.598	22/35
Short Duration New York Municipal Portfolio[25]	0.668	0.735	4/10	0.744	5/16
California Municipal Portfolio[25]	0.617	0.750	5/19	0.700	38/111
Diversified Municipal Portfolio[25]	0.567	0.591	6/12	0.679	32/104
New York Municipal Portfolio[25]	0.607	0.733	5/19	0.700	34/111

20 The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load. It should be noted that the expansion of the Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

21 Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

22 The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper at the request of the Senior Officer and the Adviser.

23 Note that one of the Portfolio’s peers is excluded in the contractual management fee rankings because Lipper is unable to calculate the peer’s contractual management fee due to the peer’s gross income component.

24 The total expense ratio information is for the Private Client Class shares as of September 30, 2008.

25 The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

106	Sanford C. Bernstein Fund, Inc.

Based on this analysis, except for Tax-Managed International Portfolio and International Portfolio, the Portfolios have a lower contractual management fee than each of their respective EG medians. Except for International Portfolio and Short Duration Diversified Portfolio, which have a higher total expense ratio compared to each of their respective EG median, and Tax-Managed International Portfolio, which has a total expense ratio equal to its EG median, the Portfolios have a lower total expense ratio compared to each of their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s finance areas provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Short Duration California Municipal, the Adviser’s profitability, excluding administrating and servicing fees (A&S), decreased for the Portfolios during calendar year 2008, relative to 2007.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges each Fixed-Income Portfolio26 an annual fee of 0.10% of each such Portfolio’s average daily assets and each Equity Portfolio27 an annual fee of 0.25% of each such Portfolio’s average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:28

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Tax-Managed International Portfolio	$20,833,302
International Portfolio	9,571,214
Emerging Markets Portfolio	7,193,834
U.S. Government Short Duration Portfolio	94,678
Short Duration Plus Portfolio	342,890
Intermediate Duration Portfolio	5,220,966
Short Duration California Municipal Portfolio	106,703
Short Duration Diversified Municipal Portfolio	277,346
Short Duration New York Municipal Portfolio	132,487
California Municipal Portfolio	1,414,368
Diversified Municipal Portfolio	5,052,989
New York Municipal Portfolio	1,828,068

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the

26 The Fixed-Income Portfolios include U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio.

27 The Equity Portfolios include Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio.

28 Pertains to the fiscal year ended September 30, 2008. At the time the evaluation was completed, information for the Fund’s fiscal year ending September 30, 2009 was unavailable.

2009 Annual Report	107

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

	RETAIL CLASSES NET ASSETS 09/30/09 ($MM)
PORTFOLIO	CLASS A	CLASS B	CLASS C	TOTAL RETAIL	RETAIL CLASSES NET ASSETS AS % OF TOTAL NET ASSETS
Tax-Managed International Portfolio	$3.9	$0.4	$1.7	$5.3	0.11%
International Portfolio	20.1	2.0	10.5	32.6	1.36
Short Duration Plus Portfolio	53.3	9.3	25.2	87.8	17.17
California Municipal Portfolio	41.0	1.9	18.7	61.7	5.07
Diversified Municipal Portfolio	113.5	3.7	46.0	163.3	3.20
New York Municipal Portfolio	66.9	3.9	30.9	101.7	5.67

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year: 28

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$725
International Portfolio	3,353
Short Duration Plus Portfolio	1,116
California Municipal Portfolio	1,625
Diversified Municipal Portfolio	2,370
New York Municipal Portfolio	4,918

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:28

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$66,685	$752
International Portfolio	429,807	19,882
Short Duration Plus Portfolio	344,414	16,656
California Municipal Portfolio	337,801	2,376
Diversified Municipal Portfolio	629,874	8,206
New York Municipal Portfolio	439,360	4,270

108	Sanford C. Bernstein Fund, Inc.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2008 in comparison to 2007. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios: 28,29

PORTFOLIO	ABIS FEE	EXPENSE OFFSET
Tax-Managed International Portfolio[30]	$11,527	$343
International Portfolio	43,159	2,823
Short Duration Plus Portfolio	29,907	1,745
California Municipal Portfolio	18,000	513
Diversified Municipal Portfolio	22,206	1,183
New York Municipal Portfolio	18,000	908

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,31 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli32 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $482 billion as of August 31, 2009, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

29 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

30 With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $6,473.

31 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

32 The Deli study was originally published in 2002 based on 1997 data.

2009 Annual Report	109

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios33 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)34 for the periods ended June 30, 2009.35 Also shown are the gross performance rankings of the Portfolios.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Managed International Portfolio	1 year	-40.11	-35.42	-30.83	8/9	229/234
	3 year	-12.69	-8.98	-6.71	8/9	198/200
	5 year	-0.52	2.30	3.08	8/9	170/173
	10 year	2.23	2.23	2.13	5/9	45/100
International Portfolio	1 year	-40.14	-35.42	-30.83	8/9	230/234
	3 year	-12.38	-8.98	-6.71	8/9	195/200
	5 year	-0.24	2.15	3.08	7/8	167/173
	10 year	2.47	2.57	2.13	5/8	41/100
Emerging Markets Portfolio	1 year	-32.44	-31.21	-29.33	10/15	144/225
	3 year	0.76	1.81	2.71	10/15	108/159
	5 year	15.63	14.58	14.67	5/14	36/127
	10 year	12.34	10.64	10.60	3/13	22/76
U.S. Government Short Duration Portfolio	1 year	4.12	5.59	5.06	15/18	49/66
	3 year	5.14	5.80	5.78	16/18	44/60
	5 year	4.04	4.58	4.46	17/18	45/58
	10 year	4.74	4.95	4.93	11/13	31/43
Short Duration Plus Portfolio	1 year	1.68	2.99	1.85	13/18	98/183
	3 year	2.69	4.48	3.60	14/17	91/158
	5 year	2.63	3.75	3.47	15/17	82/130
	10 year	4.08	4.59	4.65	11/12	58/72
Intermediate Duration Portfolio	1 year	3.48	1.32	4.26	6/18	242/413
	3 year	5.12	3.58	5.55	6/18	182/332
	5 year	4.51	3.57	4.71	4/15	155/278
	10 year	5.39	5.39	5.95	6/11	128/159
Short Duration California Municipal Portfolio	1 year	3.99	4.13	4.06	5/7	8/14
	3 year	4.19	4.19	4.41	4/7	6/9
	5 year	3.37	3.85	3.85	5/5	7/7
	10 year	3.56	4.32	4.34	3/3	5/5
Short Duration Diversified Municipal Portfolio	1 year	3.88	4.55	4.08	11/17	28/46
	3 year	4.15	4.40	4.16	11/17	21/40
	5 year	3.45	3.51	3.42	9/15	18/38
	10 year	3.75	3.78	3.97	6/10	12/18
Short Duration New York Municipal Portfolio	1 year	3.94	5.02	5.02	4/4	7/8
	3 year	4.17	4.60	4.60	3/3	6/7
	5 year	3.47	3.69	3.69	3/3	7/7
	10 year	3.65	4.25	4.25	3/3	7/7

33 The gross performance returns are for the Private Client class shares of the Portfolios and were provided by Lipper.

34 The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

35 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

110	Sanford C. Bernstein Fund, Inc.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
California Municipal Portfolio	1 year	3.43	3.10	2.98	3/6	11/26
	3 year	4.15	3.92	3.84	3/6	9/25
	5 year	3.76	3.79	3.75	4/6	10/25
	10 year	4.41	4.76	4.67	5/5	15/16
Diversified Municipal Portfolio	1 year	5.07	4.01	4.66	2/10	40/105
	3 year	4.75	4.07	4.49	3/9	31/97
	5 year	4.06	4.06	4.04	5/9	37/84
	10 year	4.73	4.72	4.82	3/6	34/54
New York Municipal Portfolio	1 year	4.94	4.13	4.96	3/7	12/18
	3 year	4.73	4.37	4.73	2/7	9/17
	5 year	4.12	4.00	4.13	2/7	10/17
	10 year	4.73	4.83	5.01	3/4	10/12

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)36 versus their benchmarks.37

	PERIODS ENDING JUNE 30, 2009 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Tax-Managed International Portfolio	-40.78	-13.67	-1.66	1.02	5.53
MSCI EAFE Index	-31.35	-7.98	2.31	1.18	5.14
Inception Date: June 22,1992

International Portfolio	-40.86	-13.41	-1.43	1.23	1.32
MSCI EAFE Index	-31.35	-7.98	2.31	1.18	1.01
Inception Date: April 30, 1999

Emerging Markets Portfolio	-33.45	-0.76	13.83	10.51	7.60
MSCI Emerging Markets Index	-28.07	2.95	14.72	8.74	6.36
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	3.37	4.34	3.25	3.95	5.15
Merrill Lynch 1-3 Year Treasury Index	4.39	5.58	4.07	4.59	5.88
Inception Date: January 3, 1989

Short Duration Plus Portfolio	1.03	2.02	1.95	3.39	5.06
Merrill Lynch 1-3 Year Treasury Index	4.39	5.58	4.07	4.59	5.87
Inception Date: December 12, 1988

Intermediate Duration Portfolio	2.93	4.53	3.91	4.77	6.48
Barclays U.S. Aggregate Bond Index	6.05	6.43	5.01	5.98	7.31
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	3.27	3.46	2.60	2.77	3.16
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	3.22	3.48	2.76	3.04	3.39
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

36 The performance returns and risk measures shown in the table are for the Private Client Class shares of the Portfolios and were provided by the Adviser.

37 The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2009.

2009 Annual Report	111

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

	PERIODS ENDING JUNE 30, 2009 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Short Duration New York Municipal Portfolio	3.32	3.49	2.77	2.91	3.23
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

California Municipal Portfolio	2.80	3.51	3.11	3.74	4.79
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.58
Inception Date: August 6, 1990

Diversified Municipal Portfolio	4.48	4.15	3.46	4.09	5.13
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.74
Inception Date: January 9, 1989

New York Municipal Portfolio	4.29	4.08	3.48	4.07	5.16
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.74
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 09, 2009

112	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB1–1947–0909

Sanford C. Bernstein Fund, Inc.

September 30, 2009

Schedule of Investments To the Annual Report For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio (three of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 25, 2009

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

September 30, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS–97.2%
Financials–25.4%
Capital Markets–5.8%
Credit Suisse Group AG	1,717,700	$95,569,115
Deutsche Bank AG	555,100	42,402,941
Julius Baer Holding AG	909,519	45,617,110
Macquarie Group Ltd.	1,731,905	89,418,790
Man Group PLC	6,753,141	35,864,099

		308,872,055

Commercial Banks–14.2%
Australia & New Zealand Banking Group Ltd.	2,142,100	45,885,410
Banco Santander Central Hispano SA	6,400,757	103,400,291
Barclays PLC(a)	10,365,200	61,427,563
BNP Paribas SA	1,217,700	97,722,868
Canadian Imperial Bank of Commerce/Canada	257,000	15,672,283
Credit Agricole SA	2,213,984	46,482,094
Danske Bank A/S(a)	451,200	11,923,962
Hang Seng Bank Ltd.	956,100	13,714,139
Intesa Sanpaolo SpA(a)	5,717,100	25,366,120
Lloyds Banking Group PLC(a)	16,473,196	27,359,164
Mitsubishi UFJ Financial Group, Inc.	1,747,500	9,338,885
National Australia Bank Ltd.	1,332,721	36,064,077
National Bank of Canada	334,700	18,613,028
Royal Bank of Scotland Group PLC (London Virt-X)(a)	109,852	93,028
Societe Generale–Class A	502,253	40,625,625
Standard Chartered PLC	3,621,151	89,447,337
Sumitomo Mitsui Financial Group, Inc.	798,600	27,681,310
UniCredito Italiano SpA(a)	9,544,500	37,460,868
United Overseas Bank Ltd.	1,597,000	18,939,866
Westpac Banking Corp.	1,012,300	23,361,709

		750,579,627

Consumer Finance–0.4%
ORIX Corp.	307,210	18,659,091

Diversified Financial Services–0.9%
Hong Kong Exchanges and Clearing Ltd.	2,602,700	46,956,559

Insurance–2.8%
Allianz SE	345,100	43,052,589
Aviva PLC	3,881,307	27,902,414
Fairfax Financial Holdings Ltd.	43,870	16,297,030
Intact Financial Corp.	138,465	4,381,632

Company	Shares	U.S. $ Value

Muenchener Rueckversicherungs AG (MunichRe)	223,000	$35,542,268
Old Mutual PLC(a)	2,097,000	3,360,804
QBE Insurance Group Ltd.	717,356	15,167,675

		145,704,412

Real Estate Management & Development–1.3%
Lend Lease Corp. Ltd.	973,000	9,062,173
Mitsui Fudosan Co. Ltd.	1,120,000	18,859,049
Sumitomo Realty & Development	914,000	16,649,461
Sun Hung Kai Properties Ltd.	1,801,000	26,500,186

		71,070,869

		1,341,842,613

Energy–10.6%
Energy Equipment & Services–1.8%
Saipem SpA	1,829,300	55,249,626
Tenaris SA	2,108,402	37,706,310

		92,955,936

Oil, Gas & Consumable Fuels–8.8%
BG Group PLC	3,056,820	53,277,222
BP PLC	7,901,800	69,999,633
ENI SpA	1,669,640	41,722,302
Nexen, Inc.	582,737	13,247,857
Oil Search Ltd.	5,078,524	28,811,037
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	2,534,116	72,574,034
StatoilHydro ASA	2,286,750	51,627,848
Suncor Energy, Inc. (New York)	759,800	26,258,688
Suncor Energy, Inc. (Toronto)	1,117,660	39,042,156
Talisman Energy, Inc.	1,080,800	18,806,617
Total SA	455,200	27,056,908
Tullow Oil PLC	1,426,170	25,803,898

		468,228,200

		561,184,136

Consumer Discretionary–9.9%
Auto Components–0.4%
Denso Corp.	816,800	23,954,377

Automobiles–3.1%
Bayerische Motoren Werke AG	975,100	46,940,522
Honda Motor Co. Ltd.	756,900	22,986,865
Nissan Motor Co. Ltd.(a)	9,190,000	61,929,996
Renault SA(a)	644,600	30,283,391

		162,140,774

Distributors–0.3%
Li & Fung Ltd.	3,526,000	14,375,634

Hotels, Restaurants & Leisure–1.2%
Carnival PLC	1,307,150	44,853,397
Thomas Cook Group PLC	2,253,000	8,384,197
TUI Travel PLC	2,490,300	10,145,639

		63,383,233

Schedule of Investments—Tax-Managed International Portfolio	1

Company	Shares	U.S. $ Value

Household Durables–1.0%
Electrolux AB Series B(a)	443,300	$10,147,449
Sharp Corp.	1,657,000	18,384,644
Sony Corp.	854,900	25,051,151

		53,583,244

Leisure Equipment & Products–0.2%
Namco Bandai Holdings, Inc.	804,200	8,215,605

Media–2.1%
Lagardere SCA	607,300	28,378,230
SES SA	1,128,519	25,624,430
Vivendi	959,050	29,805,484
WPP PLC	2,941,600	25,300,257

		109,108,401

Multiline Retail–0.5%
Next PLC	1,004,588	28,828,410

Specialty Retail–0.7%
Fast Retailing Co. Ltd.	94,600	11,948,705
Kingfisher PLC	7,933,400	27,056,781

		39,005,486

Textiles, Apparel & Luxury Goods–0.4%
LVMH Moet Hennessy Louis Vuitton SA	179,700	18,124,434
Yue Yuen Industrial Holdings Ltd.	2,015,000	5,661,744

		23,786,178

		526,381,342

Health Care–9.0%
Health Care Equipment & Supplies–0.3%
Alcon, Inc.	137,300	19,039,391

Health Care Providers & Services–0.8%
Celesio AG	385,300	10,617,481
Fresenius Medical Care AG & Co. KGaA	618,961	30,786,195

		41,403,676

Life Sciences Tools & Services–0.2%
QIAGEN N.V.(a)	479,577	10,161,646

Pharmaceuticals–7.7%
AstraZeneca PLC	1,523,300	68,315,062
Bayer AG	594,000	41,115,243
GlaxoSmithKline PLC	2,575,100	50,772,994
Novartis AG	765,930	38,473,243
Novo Nordisk A/S–Class B	424,427	26,693,894
Roche Holding AG	446,553	72,202,555
Sanofi-Aventis	1,475,873	108,838,803

		406,411,794

		477,016,507

Industrials–9.0%
Aerospace & Defense–1.2%
BAE Systems PLC	4,046,020	22,634,694

Company	Shares	U.S. $ Value

Bombardier, Inc.–Class B	2,800,000	$12,997,712
Rolls-Royce Group PLC	3,530,400	26,639,807

		62,272,213

Air Freight & Logistics–0.4%
Deutsche Post AG	1,249,490	23,278,022

Airlines–0.5%
Deutsche Lufthansa AG	404,200	7,135,450
Qantas Airways Ltd.	8,225,930	20,663,635

		27,799,085

Electrical Equipment–0.9%
Gamesa Corp. Tecnologica SA	1,163,720	26,184,204
Vestas Wind Systems A/S(a)	309,000	22,523,919

		48,708,123

Industrial Conglomerates–0.7%
Siemens AG	389,500	35,865,243

Machinery–1.6%
Atlas Copco AB–Class A	1,729,800	22,300,398
Kubota Corp.	1,296,000	10,737,043
MAN AG	150,438	12,356,708
NGK Insulators Ltd.	874,000	20,165,171
Vallourec	102,056	17,370,837

		82,930,157

Professional Services–0.9%
Adecco SA	487,500	25,962,462
Randstad Holding NV(a)	577,100	25,000,080

		50,962,542

Road & Rail–0.5%
Canadian National Railway Co.	520,700	25,644,712

Trading Companies & Distributors–2.1%
Mitsubishi Corp.	1,856,400	37,336,499
Mitsui & Co. Ltd.	2,717,200	35,349,946
Travis Perkins PLC	787,100	10,505,297
Wolseley PLC(a)	1,134,600	27,436,015

		110,627,757

Transportation Infrastructure–0.2%
Macquarie Infrastructure Group	6,681,582	8,662,455

		476,750,309

Materials–8.5%
Chemicals–1.7%
BASF SE	806,500	42,700,055
JSR Corp.	712,400	14,553,497
Mitsubishi Chemical Holdings Corp.	1,444,000	5,982,862
Syngenta AG	106,218	24,409,450

		87,645,864

Construction Materials–0.3%
CRH PLC (Dublin)	605,903	16,776,956

Metals & Mining–6.0%
Anglo American PLC(a)	538,200	17,174,176

2	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Company	Shares	U.S. $ Value

ArcelorMittal (Euronext Amsterdam)	2,786,555	$103,902,637
Barrick Gold Corp.	316,229	11,973,963
BHP Billiton Ltd.	462,700	15,260,080
BHP Billiton PLC	1,507,513	41,285,300
IAMGOLD Corp.	1,004,700	14,198,021
Rio Tinto PLC	1,437,055	61,085,139
Sumitomo Metal Mining Co. Ltd.	652,000	10,649,812
Xstrata PLC(a)	2,825,970	41,676,201

		317,205,329

Paper & Forest Products–0.5%
Svenska Cellulosa AB–Class B	2,027,700	27,545,544

		449,173,693

Consumer Staples–7.0%
Beverages–0.8%
Anheuser-Busch InBev NV	938,560	43,049,796

Food & Staples Retailing–2.5%
Aeon Co. Ltd.	1,224,600	11,679,585
Casino Guichard Perrachon SA	204,600	16,330,963
Delhaize Group	198,200	13,780,280
Koninklijke Ahold NV	1,904,806	22,991,188
Metro AG	449,000	25,356,138
Tesco PLC	6,263,238	40,095,081

		130,233,235

Food Products–1.9%
Associated British Foods PLC	1,571,000	21,310,970
Nestle SA	602,832	25,735,294
Suedzucker AG	28,549	577,811
Unilever NV	502,200	14,531,397
Unilever PLC	1,285,991	36,745,685

		98,901,157

Household Products–0.5%
Reckitt Benckiser Group PLC	517,236	25,322,620

Personal Products–0.4%
L’Oreal SA	207,300	20,646,363

Tobacco–0.9%
British American Tobacco PLC	1,603,281	50,364,157

		368,517,328

Telecommunication Services–6.9%
Diversified Telecommunication Services–5.5%
BCE, Inc.	226,600	5,585,368
BT Group PLC	5,964,070	12,429,677
Deutsche Telekom AG	1,678,200	22,902,802
France Telecom SA	1,279,400	34,117,607
Nippon Telegraph & Telephone Corp.	706,600	32,610,852
Telecom Corp. of New Zealand Ltd.	9,190,388	17,720,334

Company	Shares	U.S. $ Value

Telecom Italia SpA (ordinary shares)	15,793,600	$27,770,444
Telecom Italia SpA (savings shares)	11,715,800	14,430,703
Telefonica SA	3,701,934	102,421,268
TELUS Corp.–Class A	632,600	19,681,414

		289,670,469

Wireless Telecommunication Services–1.4%
KDDI Corp.	1,231	6,925,640
Vodafone Group PLC	30,470,300	68,449,741

		75,375,381

		365,045,850

Information Technology–6.3%
Communications Equipment–1.5%
Nokia OYJ	2,364,600	34,681,883
Research In Motion Ltd.(a)	263,331	17,788,009
Telefonaktiebolaget LM Ericsson–Class B	2,867,000	28,858,873

		81,328,765

Computers & Peripherals–1.0%
Fujitsu Ltd.	2,525,000	16,469,240
Toshiba Corp.(a)	7,366,000	38,555,424

		55,024,664

Electronic Equipment, Instruments & Components–1.9%
FUJIFILM Holdings Corp.	733,900	21,915,313
Hitachi High-Technologies Corp.	443,400	9,248,634
Hoya Corp.	518,100	12,206,521
Keyence Corp.	89,000	18,961,642
Murata Manufacturing Co. Ltd.	246,800	11,652,774
Nippon Electric Glass Co. Ltd.	2,896,000	26,354,448

		100,339,332

Office Electronics–0.5%
Canon, Inc.	635,100	25,446,171

Semiconductors & Semiconductor Equipment–0.9%
ASML Holding NV	1,013,000	29,894,996
Tokyo Electron Ltd.	231,500	14,720,880

		44,615,876

Software–0.5%
SAP AG	523,700	25,394,373

		332,149,181

Utilities–4.6%
Electric Utilities–3.0%
E.ON AG	1,974,300	83,562,475
Electricite de France	502,400	29,905,170
Enel SpA	5,569,800	35,427,229
The Tokyo Electric Power Co., Inc.	305,300	7,999,089

		156,893,963

Schedule of Investments—Tax-Managed International Portfolio	3

Company	Shares	U.S. $ Value

Independent Power Producers & Energy Traders–0.1%
Drax Group PLC	1,021,400	$7,711,115

Multi-Utilities–1.5%
Centrica PLC	12,346,998	49,729,441
RWE AG	329,930	30,602,671

		80,332,112

		244,937,190

Total Common Stocks (cost $4,839,278,762)		5,142,998,149

RIGHTS–0.1%
Financials–0.1%
Commercial Banks–0.1%
BNP Paribas SA(a)	1,217,700	2,637,242

Diversified Financial Services–0.0%
Fortis(a)	1,354,732	2

Total Rights (cost $0)		2,637,244

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–1.1%
Repurchase Agreements–1.1%
State Street Bank & Trust	$60,431	$60,431,000
Co. 0.01%, 09/30/09 due 10/01/09 in the amount of $60,431,000 (collateralized by $61,660,000 U.S. Treasury Bills, 0.00%, due 12/24/09 to 12/31/09, value $61,641,502) (cost $60,431,000)
Total Investments—98.4% (cost $4,899,709,762)		5,206,066,393

Other assets less liabilities—1.6%		86,820,204

Net Assets—100.0%		$5,292,886,597

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	291	December 2009	$11,957,992	$12,166,093	$208,101
FTSE 100 Index Futures	119	December 2009	9,492,101	9,682,064	189,963

					$398,064

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar	Settling 10/15/09	86,422	$68,674,378	$76,163,810	$7,489,432
Australian Dollar	Settling 10/15/09	211,065	167,758,683	186,011,831	18,253,148
Canadian Dollar	Settling 10/15/09	12,285	10,617,978	11,474,619	856,641
Japanese Yen	Settling 10/15/09	21,957,361	231,343,926	244,630,122	13,286,196
Japanese Yen	Settling 10/15/09	6,052,419	64,250,732	67,430,872	3,180,140
New Zealand Dollar	Settling 10/15/09	130,835	82,624,919	94,406,088	11,781,169
Norwegian Krone	Settling 10/15/09	1,088,214	167,293,999	188,327,520	21,033,521
Swedish Krona	Settling 10/15/09	191,900	27,295,744	27,529,434	233,690
Swedish Krona	Settling 10/15/09	141,178	20,109,967	20,252,998	143,031
Swedish Krona	Settling 10/15/09	219,537	31,709,146	31,494,160	(214,986)

4	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2009	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
British Pound	Settling 10/15/09	121,617	$196,796,981	$194,351,141	$2,445,840
British Pound	Settling 1/15/10	34,426	55,704,538	55,003,567	700,971
Canadian Dollar	Settling 10/15/09	243,774	210,494,776	227,693,436	(17,198,660)
Canadian Dollar	Settling 10/15/09	21,356	19,792,951	19,947,250	(154,299)
Euro	Settling 10/15/09	39,899	55,462,004	58,385,826	(2,923,822)
Euro	Settling 10/15/09	19,701	27,565,048	28,829,273	(1,264,225)
Japanese Yen	Settling 10/15/09	2,615,987	27,729,057	29,145,088	(1,416,031)
Swedish Krona	Settling 10/15/09	904,669	114,731,456	129,781,267	(15,049,811)
Swiss Franc	Settling 10/15/09	155,726	143,691,811	150,286,361	(6,594,550)

(a)	Non-income producing security.

See notes to financial statements.

Schedule of Investments—Tax-Managed International Portfolio	5

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

September 30, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS–97.6%
Financials–25.2%
Capital Markets–5.7%
Credit Suisse Group AG	799,526	$44,483,898
Deutsche Bank AG	366,200	27,973,261
Julius Baer Holding AG	422,876	21,209,431
Macquarie Group Ltd.	662,800	34,220,569
Man Group PLC	1,667,996	8,858,274

		136,745,433

Commercial Banks–14.4%
Australia & New Zealand Banking Group Ltd.	834,100	17,867,056
Banco Santander Central Hispano SA	2,951,704	47,682,962
Barclays PLC(a)	4,946,799	29,316,348
BNP Paribas SA	468,370	37,587,632
Credit Agricole SA	870,350	18,272,802
Danske Bank A/S(a)	198,600	5,248,446
HSBC Holdings PLC	2,099,200	24,047,982
Intesa Sanpaolo SpA(a)	2,240,700	9,941,730
Lloyds Banking Group PLC(a)	7,046,354	11,702,790
Mitsubishi UFJ Financial Group, Inc.	799,500	4,272,640
National Australia Bank Ltd.	560,421	15,165,264
National Bank of Canada	110,600	6,150,585
Royal Bank of Canada	168,100	9,035,777
Societe Generale–Class A	249,666	20,194,678
Standard Chartered PLC	1,692,923	41,817,492
Sumitomo Mitsui Financial Group, Inc.	301,000	10,433,351
UniCredito Italiano SpA(a)	1,900,200	7,458,027
United Overseas Bank Ltd.	919,000	10,899,021
Westpac Banking Corp.	732,900	16,913,758

		344,008,341

Consumer Finance–0.3%
ORIX Corp.	123,290	7,488,296

Diversified Financial Services–0.6%
Hong Kong Exchanges and Clearing Ltd.	854,800	15,421,857

Insurance–3.1%
Allianz SE	160,100	19,973,108
Aviva PLC	2,632,488	18,924,752
Fairfax Financial Holdings Ltd.	20,500	7,615,434
Industrial Alliance Insurance and Financial Services, Inc.	120,400	3,296,057
Muenchener Rueckversicherungs AG (MunichRe)	103,400	16,480,137
Old Mutual PLC	988,900	1,584,883
QBE Insurance Group Ltd.	333,458	7,050,589

		74,924,960

Company	Shares	U.S. $ Value

Real Estate Management & Development–1.1%
Lend Lease Corp. Ltd.	241,056	$2,245,109
Mitsui Fudosan Co. Ltd.	583,000	9,816,808
Sumitomo Realty & Development	162,000	2,950,999
Sun Hung Kai Properties Ltd.	775,000	11,403,467

		26,416,383

		605,005,270

Energy–10.6%
Energy Equipment & Services–1.9%
Saipem SpA	845,300	25,530,262
Tenaris SA	1,061,885	18,990,575

		44,520,837

Oil, Gas & Consumable Fuels–8.7%
BG Group PLC	1,626,018	28,339,818
BP PLC	3,559,000	31,528,094
ENI SpA	807,100	20,168,461
Nexen, Inc.	113,700	2,584,839
Nippon Mining Holdings, Inc.	925,500	4,535,354
Oil Search Ltd.	1,549,014	8,787,730
Royal Dutch Shell PLC–Class B	181,196	5,033,439
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,044,169	29,903,744
StatoilHydro ASA	755,834	17,064,429
Suncor Energy, Inc. (New York)	357,400	12,351,744
Suncor Energy, Inc. (Toronto)	590,956	20,643,305
Talisman Energy, Inc.	255,400	4,444,125
Total SA	199,900	11,881,977
Tullow Oil PLC	669,000	12,104,313

		209,371,372

		253,892,209

Industrials–9.8%
Aerospace & Defense–1.0%
BAE Systems PLC	2,120,114	11,860,577
Bombardier, Inc.–Class B	1,437,100	6,671,076
Rolls-Royce Group PLC	811,000	6,119,670

		24,651,323

Air Freight & Logistics–0.5%
Deutsche Post AG	675,490	12,584,391

Airlines–0.6%
Deutsche Lufthansa AG	312,900	5,523,707
Qantas Airways Ltd.	3,834,229	9,631,629

		15,155,336

Electrical Equipment–1.1%
Furukawa Electric Co. Ltd.	784,000	3,172,160
Gamesa Corp. Tecnologica SA	537,070	12,084,308
Vestas Wind Systems A/S(a)	145,399	10,598,561

		25,855,029

6	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Company	Shares	U.S. $ Value

Industrial Conglomerates–1.0%
Koninklijke Philips Electronics NV	267,650	$6,529,016
Siemens AG	180,100	16,583,647

		23,112,663

Machinery–1.6%
Atlas Copco AB–Class A	874,541	11,274,490
Kubota Corp.	610,000	5,053,701
MAN AG	88,650	7,281,552
NGK Insulators Ltd.	400,000	9,228,911
Vallourec	39,540	6,730,059

		39,568,713

Professional Services–0.8%
Adecco SA	219,600	11,695,091
Randstad Holding NV(a)	157,300	6,814,265

		18,509,356

Road & Rail–0.8%
Canadian National Railway Co.	242,700	11,953,086
East Japan Railway Co.	112,300	8,096,722

		20,049,808

Trading Companies & Distributors–2.1%
Finning International, Inc.	198,700	2,969,411
Mitsubishi Corp.	870,000	17,497,713
Mitsui & Co. Ltd.	1,224,000	15,923,868
Travis Perkins PLC	208,900	2,788,155
Wolseley PLC(a)	423,800	10,248,002

		49,427,149

Transportation Infrastructure–0.3%
Macquarie Infrastructure Group	5,017,824	6,505,446

		235,419,214

Consumer Discretionary–9.4%
Auto Components–0.6%
Denso Corp.	527,200	15,461,248

Automobiles–2.9%
Bayerische Motoren Werke AG	450,200	21,672,262
Honda Motor Co. Ltd.	356,900	10,838,964
Nissan Motor Co. Ltd.(a)	3,577,900	24,110,918
Renault SA(a)	290,500	13,647,728

		70,269,872

Distributors–0.4%
Li & Fung Ltd.	2,440,000	9,947,971

Hotels, Restaurants & Leisure–1.2%
Carnival PLC	570,607	19,579,744
Thomas Cook Group PLC	998,600	3,716,138
TUI Travel PLC	1,434,400	5,843,836

		29,139,718

Household Durables–0.8%
Electrolux AB Series B(a)	207,400	4,747,532
Sharp Corp.	749,000	8,310,259
Sony Corp.	199,800	5,854,743

		18,912,534

Company	Shares	U.S. $ Value

Media–1.9%
Lagardere SCA	286,200	$13,373,702
SES SA	527,080	11,968,008
Vivendi	258,270	8,026,550
WPP PLC	1,308,500	11,254,211

		44,622,471

Multiline Retail–0.5%
Next PLC	389,338	11,172,735

Specialty Retail–0.7%
Fast Retailing Co. Ltd.	52,500	6,631,152
Kingfisher PLC	3,267,594	11,144,096

		17,775,248

Textiles, Apparel & Luxury Goods–0.4%
LVMH Moet Hennessy Louis Vuitton SA	84,500	8,522,619

		225,824,416

Health Care–9.1%
Health Care Equipment & Supplies–0.4%
Alcon, Inc.	63,400	8,791,678

Health Care Providers & Services–1.0%
Celesio AG	304,400	8,388,168
Fresenius Medical Care AG & Co. KGaA	332,641	16,545,066

		24,933,234

Life Sciences Tools & Services–0.3%
Qiagen NV(a)	280,134	5,935,695

Pharmaceuticals–7.4%
AstraZeneca PLC	690,000	30,944,261
Bayer AG	193,000	13,358,993
GlaxoSmithKline PLC	1,227,900	24,210,384
Novartis AG	406,630	20,425,332
Novo Nordisk A/S–Class B	254,279	15,992,613
Roche Holding AG	186,030	30,078,941
Sanofi-Aventis	580,236	42,789,719

		177,800,243

		217,460,850

Materials–8.7%
Chemicals–1.3%
BASF SE	327,700	17,350,041
Mitsubishi Chemical Holdings Corp.	703,500	2,914,781
Syngenta AG	49,672	11,414,885

		31,679,707

Construction Materials–0.3%
CRH PLC (London)	228,000	6,330,756

Containers & Packaging–0.3%
Amcor Ltd.	1,469,150	7,080,110

Schedule of Investments—International Portfolio	7

Company	Shares	U.S. $ Value

Metals & Mining–6.3%
Anglo American PLC(a)	325,600	$10,390,025
ArcelorMittal (Euronext Amsterdam)	1,287,928	48,023,138
Barrick Gold Corp.	84,567	3,202,117
BHP Billiton Ltd.	213,300	7,034,742
BHP Billiton PLC	791,906	21,687,426
IAMGOLD Corp.	473,400	6,689,900
Rio Tinto PLC	667,161	28,359,125
Sumitomo Metal Mining Co. Ltd.	436,000	7,121,654
Xstrata PLC(a)	1,310,570	19,327,727

		151,835,854

Paper & Forest Products–0.5%
Svenska Cellulosa AB–Class B	890,400	12,095,750

		209,022,177

Consumer Staples–7.2%
Beverages–1.0%
Anheuser-Busch InBev NV	519,736	23,839,210

Food & Staples Retailing–2.4%
Aeon Co. Ltd.	731,000	6,971,890
Casino Guichard Perrachon SA	95,300	7,606,749
Delhaize Group	119,100	8,280,683
Koninklijke Ahold NV	1,132,400	13,668,175
Metro AG	56,500	3,190,694
Tesco PLC	2,908,817	18,621,239

		58,339,430

Food Products–2.0%
Associated British Foods PLC	852,700	11,567,068
Nestle SA	279,427	11,928,922
Unilever NV	820,100	23,729,986

		47,225,976

Household Products–0.5%
Reckitt Benckiser Group PLC	238,656	11,684,019

Personal Products–0.3%
L’Oreal SA	72,900	7,260,588

Tobacco–1.0%
British American Tobacco PLC	738,401	23,195,524

		171,544,747

Telecommunication Services–6.8%
Diversified Telecommunication Services–5.5%
BCE, Inc.	123,500	3,044,099
BT Group PLC	2,645,230	5,512,906
Deutsche Telekom AG	1,091,900	14,901,424
France Telecom SA	572,800	15,274,789
Nippon Telegraph & Telephone Corp.	301,000	13,891,688
Telecom Corp. of New Zealand Ltd.	2,354,000	4,538,836
Telecom Italia SpA (ordinary shares)	5,747,500	10,106,032
Telecom Italia SpA (savings shares)	6,043,200	7,443,591

Company	Shares	U.S. $ Value

Telefonica SA	1,692,009	$46,812,749
TELUS Corp.–Class A	300,800	9,358,472

		130,884,586

Wireless Telecommunication Services–1.3%
KDDI Corp.	572	3,218,088
Vodafone Group PLC	12,578,125	28,256,019

		31,474,107

		162,358,693

Information Technology–6.4%
Communications Equipment–1.8%
Nokia OYJ	1,187,800	17,421,611
Research In Motion Ltd.(a)	123,100	8,315,405
Telefonaktiebolaget LM Ericsson–Class B	1,675,000	16,860,346

		42,597,362

Computers & Peripherals–1.1%
Fujitsu Ltd.	1,098,000	7,161,674
Toshiba Corp.(a)	3,679,000	19,256,775

		26,418,449

Electronic Equipment, Instruments & Components–1.6%
FUJIFILM Holdings Corp.	447,800	13,371,954
Hitachi High-Technologies Corp.	151,800	3,166,312
Keyence Corp.	46,700	9,949,536
Murata Manufacturing Co. Ltd.	177,400	8,376,022
Nippon Electric Glass Co. Ltd.	466,000	4,240,736

		39,104,560

Office Electronics–0.7%
Canon, Inc.	415,700	16,655,603

Semiconductors & Semiconductor Equipment–0.5%
ASML Holding NV	406,200	11,987,509

Software–0.7%
SAP AG	315,000	15,274,446

		152,037,929

Utilities–4.4%
Electric Utilities–2.7%
E.ON AG	785,400	33,242,146
Electricite de France	212,700	12,660,887
Enel SpA	2,457,200	15,629,248
The Tokyo Electric Power Co., Inc.	152,600	3,998,234

		65,530,515

Independent Power Producers & Energy Traders–0.1%
Drax Group PLC	449,200	3,391,260

Multi-Utilities–1.6%
Centrica PLC	5,572,495	22,444,084
RWE AG	162,000	15,026,317

		37,470,401

		106,392,176

Total Common Stocks (cost $2,204,652,452)		2,338,957,681

8	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Company	Shares	U.S. $ Value

RIGHTS–0.1%
Financials–0.1%
Commercial Banks–0.1%
BNP Paribas SA(a)	468,370	$1,014,375

Diversified Financial Services–0.0%
Fortis(a)	633,264	1

Total Rights (cost $0)		1,014,376

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS -0.5%
Repurchase Agreements–0.5%
State Street Bank & Trust	$12,902	$12,902,000
Co. 0.01%, 09/30/09 due 10/01/09 in the amount of $12,902,000 (collateralized by $13,165,000 U.S. Treasury Bill, 0.00%, due 11/05/09, value $13,165,000) (cost $12,902,000)
Total Investments—98.2% (cost $2,217,554,452)		2,352,874,057

Other assets less liabilities—1.8%		44,005,554

Net Assets—100.0%		$2,396,879,611

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	83	December 2009	$6,620,541	$6,753,036	$132,495
S&P TSE 60 Index Futures	41	December 2009	5,169,537	5,193,499	23,962

					$156,457

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar	Settling 12/15/09	157,540	$135,131,511	$138,128,845	$2,997,334
Japanese Yen	Settling 12/15/09	9,192,170	99,806,406	102,452,390	2,645,984
Japanese Yen	Settling 12/15/09	1,496,374	16,600,739	16,678,009	77,270
New Zealand Dollar	Settling 12/15/09	58,522	40,539,360	42,052,850	1,513,490
Norwegian Krone	Settling 12/15/09	486,973	82,159,029	84,106,202	1,947,173
Norwegian Krone	Settling 12/15/09	97,446	16,580,909	16,830,118	249,209
Swedish Krona	Settling 12/15/09	99,502	14,612,448	14,280,229	(332,219)
Sale Contracts:
British Pound	Settling 12/15/09	44,981	74,348,196	71,870,903	2,477,293
British Pound	Settling 12/15/09	18,485	30,224,564	29,535,440	689,124
British Pound	Settling 12/15/09	18,054	28,843,432	28,846,786	(3,354)
Canadian Dollar	Settling 12/15/09	9,816	8,848,983	9,169,265	(320,282)
Canadian Dollar	Settling 12/15/09	101,413	94,123,161	94,731,321	(608,160)
Euro	Settling 12/15/09	12,853	18,420,920	18,806,968	(386,048)
Euro	Settling 12/15/09	28,006	40,745,929	40,979,377	(233,448)
Swedish Krona	Settling 12/15/09	188,022	26,797,121	26,984,354	(187,233)
Swiss Franc	Settling 12/15/09	73,780	70,980,528	71,234,635	(254,107)

(a)	Non-income producing security.

See notes to financial statements.

Schedule of Investments—International Portfolio	9

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

September 30, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS–97.6%
Financials–28.5%
Capital Markets–0.7%
Yuanta Financial Holding Co. Ltd.	17,929,000	$13,213,030

Commercial Banks–20.6%
ABSA Group Ltd.	203,065	3,255,405
Andhra Bank	2,222,000	4,882,796
Banco Bradesco SA	931,700	18,538,285
Banco do Brasil SA	2,308,500	40,694,545
Banco Santander Chile SA (Sponsored ADR)	72,241	4,156,747
Bank Central Asia Tbk PT	18,420,500	8,770,579
Bank Negara Indonesia Persero Tbk PT	25,637,500	5,599,514
Bank of Baroda	232,300	2,317,590
Bumiputra-Commerce Holdings Bhd	1,780,600	5,696,551
Busan Bank	244,600	2,707,240
Canara Bank	3,446,000	22,985,370
China Construction Bank Corp.–Class H	29,772,000	23,720,221
Commercial International Bank	1,016,612	10,684,728
Daegu Bank	176,810	2,526,844
Grupo Financiero Banorte SAB de CV–Class O Series O	4,045,700	13,536,624
Hana Financial Group, Inc.	561,700	19,264,431
Industrial & Commercial Bank of China Ltd.–Class H	35,115,000	26,290,449
Investimentos Itau SA	5,046,102	30,534,101
Kasikornbank PCL–Class R	207,000	543,120
KB Financial Group, Inc.(a)	497,027	25,504,399
Krung Thai Bank PCL	16,606,100	4,498,210
Oriental Bank Of Commerce	765,000	3,772,782
OTP Bank Nyrt(a)	117,000	3,368,850
Powszechna Kasa Oszczednosci Bank Polski SA	417,081	4,920,049
Public Bank Berhad	632,300	1,864,208
Punjab National Bank Ltd.	772,000	12,745,889
Shinhan Financial Group Co. Ltd.(a)	629,676	25,095,236
Siam Commercial Bank PCL	4,406,700	11,211,299
Standard Bank Group Ltd.	1,223,451	15,881,739
State Bank of India Ltd.	109,900	4,996,720
Turkiye Garanti Bankasi AS	6,412,367	24,359,273
Turkiye Vakiflar Bankasi Tao–Class D(a)	6,420,800	14,780,353
Union Bank Of India	567,964	2,820,044

		402,524,191

Company	Shares	U.S. $ Value

Diversified Financial Services–0.9%
African Bank Investments Ltd.	704,891	$2,776,903
BM&F BOVESPA SA	485,600	3,579,779
FirstRand Ltd.	4,418,739	9,759,826
Haci Omer Sabanci Holding AS	564,822	2,202,094

		18,318,602

Insurance–4.2%
Cathay Financial Holding Co. Ltd.(a)	5,685,000	9,396,850
China Life Insurance Co. Ltd.–Class H	3,081,000	13,441,309
Hyundai Marine & Fire Insurance Co. Ltd.	603,000	11,081,059
LIG Non-Life Insurance Co. Ltd.	638,580	12,842,570
Old Mutual PLC	21,633,116	34,455,601

		81,217,389

Real Estate Management & Development–1.4%
Agile Property Holdings Ltd.	4,066,000	4,755,062
BR Malls Participacoes SA(a)	538,300	6,350,457
China Overseas Land & Investment Ltd.	2,308,880	4,975,460
Guangzhou R&F Properties Co. Ltd.	4,026,000	7,058,908
Multiplan Empreendimentos Imobiliarios SA	61,400	961,758
Yanlord Land Group Ltd.	2,525,000	4,058,945

		28,160,590

Thrifts & Mortgage Finance–0.7%
Housing Development Finance Corp.	221,919	12,806,745

		556,240,547

Information Technology–17.7%
Computers & Peripherals–2.5%
Compal Electronics, Inc.	14,757,320	17,108,581
Lenovo Group Ltd.	26,206,000	11,576,265
Lite-On Technology Corp.	2,165,775	2,829,248
Quanta Computer, Inc.	4,629,613	9,689,895
TPV Technology Ltd.	294,000	181,433
Wistron Corp.	3,384,409	6,279,350

		47,664,772

Electronic Equipment, Instruments & Components–3.0%
AU Optronics Corp.	16,633,155	16,168,423
AU Optronics Corp. (Sponsored ADR)	463,968	4,491,210
Chi Mei Optoelectronics Corp.(a)	8,043,000	4,219,406
HON HAI Precision Industry Co. Ltd.	5,332,550	21,293,156
LG.Philips LCD Co. Ltd.	156,330	4,487,451
Samsung Electro-Mechanics Co., Ltd.	11,880	1,020,681
Unimicron Technology Corp.	5,464,630	6,621,724

		58,302,051

10	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Company	Shares	U.S. $ Value

Internet Software & Services–0.6%
Tencent Holdings Ltd.	771,200	$12,437,036

IT Services–1.0%
Infosys Technologies Ltd.	268,899	12,834,302
Redecard SA	489,400	7,527,743

		20,362,045

Semiconductors & Semiconductor Equipment–10.4%
Hynix Semiconductor, Inc.(a)	905,900	15,174,299
Macronix International	9,634,078	5,284,914
MediaTek, Inc.	599,196	9,959,238
Novatek Microelectronics Corp. Ltd.	1,647,230	3,877,634
Powertech Technology, Inc.	3,159,600	9,467,302
Samsung Electronics (Preference Shares)	60,530	25,274,490
Samsung Electronics Co. Ltd.	123,389	85,186,477
Siliconware Precision Industries Co.	7,615,734	10,715,996
Taiwan Semiconductor Manufacturing Co. Ltd.	6,635,120	13,130,897
Transcend Information Inc.	422,000	1,503,995
United Microelectronics Corp.(a)	48,090,096	23,546,241

		203,121,483

Software–0.2%
Shanda Games Ltd. (Sponsored ADR)(a)	244,000	2,854,800
Shanda Interactive Entertainment Ltd. (Sponsored ADR)(a)	17,000	870,400

		3,725,200

		345,612,587

Energy–15.1%
Oil, Gas & Consumable Fuels–15.1%
Cairn India Ltd.(a)	854,930	4,626,343
China Petroleum & Chemical Corp.–Class H	11,431,000	9,719,441
CNOOC Ltd.	14,320,000	19,343,078
Gazprom OAO (Sponsored ADR)(London Exchange)	1,418,867	33,149,576
Gazprom OAO (Sponsored ADR)(US OTC)	405,239	9,421,807
The Great Eastern Shipping Co. Ltd.	979,790	5,585,824
KazMunaiGas Exploration Production (GDR)(b)	405,701	9,079,588
LUKOIL(Sponsored ADR) (London Exchange)	109,900	5,990,598
LUKOIL (Sponsored ADR) (OTC US)	763,405	41,376,551
PetroChina Co. Ltd.–Class H	10,114,000	11,492,658
Petroleo Brasileiro SA (preference shares)	1,669,800	32,988,824
Petroleo Brasileiro SA (Sponsored ADR)(Preference Shares)	1,614,260	63,456,561

Company	Shares	U.S. $ Value

PTT PCL	994,700	$7,800,401
Rosneft Oil Co. (GDR)(b)	1,925,888	14,482,678
Tambang Batubara Bukit Asam Tbk PT	1,512,000	2,191,594
Ultrapar Participacoes SA	129,400	5,215,881
Yanzhou Coal Mining Co. Ltd.–Class H	13,202,000	18,836,185

		294,757,588

Materials–9.3%
Chemicals–1.6%
Israel Chemicals Ltd.	1,031,420	11,896,258
Makhteshim-Agan Industries Ltd.	1,658,400	7,537,452
PTT Chemical PCL	4,127,193	9,048,695
Sociedad Quimica y Minera de Chile SA (ADR)	56,700	2,218,671

		30,701,076

Construction Materials–0.3%
Cemex SAB de C.V. (ADR)(a)	143,300	1,851,436
Cemex SAB de CV(a)	3,586,900	4,629,458

		6,480,894

Metals & Mining–7.3%
Anglo American PLC(a)	207,292	6,630,029
AngloGold Ashanti Ltd.	94,990	3,852,118
China Zhongwang Holdings Ltd.(a)	6,380,800	6,273,727
Cia de Minas Buenaventura SA–Class B (ADR)	60,190	2,119,290
Cia Vale do Rio Doce (Sponsored ADR)–Class B	1,325,900	27,194,209
Companhia Siderurgica National S.A. (ADR)	70,700	2,163,420
Evraz Group SA (Sponsored GDR)(a)(b)	527,793	13,749,008
Gerdau SA (Sponsored ADR)	175,000	2,352,000
Impala Platinum Holdings Ltd.	288,833	6,763,579
International Nickel Indonesia(a)	743,000	316,815
Magnitogorsk Iron & Steel Works (London) (GDR)(a)(b)	1,005,500	9,383,654
POSCO	43,942	18,194,159
Sesa GOA Ltd.	1,072,088	5,889,163
Steel Authority of India Ltd.	1,893,591	6,691,872
Timah Tbk PT	20,191,500	4,460,026
Usinas Siderurgicas de Minas Gerais SA	446,225	11,412,539
Usinas Siderurgicas de Minas Gerais SA (preference shares)–Class A	489,300	12,900,882
Vale SA (Sponsored ADR)–Class B	139,200	3,219,696

		143,566,186

Schedule of Investments—Emerging Markets Portfolio	11

Company	Shares	U.S. $ Value

Paper & Forest Products–0.1%
Votorantim Celulose e Papel S.A. (ADR)(a)	58,200	$955,062
Votorantim Celulose e Papel S.A.(a)	29,600	485,703

		1,440,765

		182,188,921

Telecommunication Services–7.1%
Diversified Telecommunication Services–2.6%
Bezeq Israeli Telecommunication Corp. Ltd.	4,779,700	10,296,984
Brasil Telecom SA	808,900	7,159,377
China Telecom Corp. Ltd.–Class H	17,512,000	8,294,282
China Unicom Hong Kong Ltd.	3,390,000	4,786,514
Global Village Telecom Holding SA(a)	145,700	3,334,915
Magyar Telekom Telecommunications PLC	1,520,374	6,670,982
Tele Norte Leste Participacoes SA (ADR)	226,400	4,254,056
Telecom Egypt	1,603,604	5,225,313
Telkom SA Ltd.	324,500	1,873,671

		51,896,094

Wireless Telecommunication Services–4.5%
America Movil SAB de CV Series L (ADR)	509,500	22,331,385
Bharti Airtel Ltd.	511,796	4,439,722
Cellcom Israel Ltd. (New York)	67,100	2,041,853
Cellcom Israel Ltd. (Tel Aviv)	49,300	1,475,770
China Mobile Ltd.	1,661,500	16,251,594
LG Telecom Ltd.	1,189,960	8,577,121
Mobile Telesystems OJSC (ADR)	187,700	9,060,279
MTN Group Ltd.	895,226	14,604,427
Partner Communications Co.	462,300	8,739,084

		87,521,235

		139,417,329

Consumer Discretionary–6.9%
Automobiles–1.7%
Ford Otomotiv Sanayi AS	344,661	2,171,256
Great Wall Motor Co. Ltd.–Class H	3,756,000	3,372,693
Hyundai Motor Co.	231,990	21,899,224
Maruti Suzuki India Ltd.	139,021	4,894,528

		32,337,701

Distributors–0.3%
Imperial Holdings Ltd.	492,947	5,267,641

Hotels, Restaurants & Leisure–0.6%
Ctrip.com International Ltd. (ADR)(a)	191,000	11,228,890

Company	Shares	U.S. $ Value

Household Durables–1.2%
LG Electronics, Inc.	89,710	$9,525,243
PDG Realty SA Empreendimentos e Participacoes	595,200	4,938,722
Urbi Desarrollos Urbanos SA de C.V.(a)	4,901,100	9,935,104

		24,399,069

Media–0.6%
Megacable Holdings SAB de CV(a)	530,700	1,002,656
Naspers Ltd.–Class N	302,635	10,359,645

		11,362,301

Multiline Retail–0.5%
Lojas Renner SA	155,081	2,718,907
Woolworths Holdings Ltd.	3,278,800	7,059,856

		9,778,763

Specialty Retail–1.3%
Foschini Ltd.	1,692,600	14,029,194
JD Group Ltd.	1,151,551	6,869,214
Lewis Group Ltd.	640,200	4,724,714

		25,623,122

Textiles, Apparel & Luxury Goods–0.7%
Pacific Textile Holdings Ltd.	3,118,000	1,096,343
Yue Yuen Industrial Holdings Ltd.	4,540,500	12,757,892

		13,854,235

		133,851,722

Industrials–5.8%
Airlines–0.8%
Turk Hava Yollari	6,086,192	15,873,765

Construction & Engineering–1.7%
Aveng Ltd.	2,315,581	13,347,224
GS Engineering & Construction Corp.	194,241	15,120,381
Orascom Construction Industries (London) (GDR)(b)	101,044	4,267,771

		32,735,376

Electrical Equipment–0.5%
Bharat Heavy Electricals Ltd.	204,165	9,833,232

Industrial Conglomerates–1.9%
Beijing Enterprises Holdings Ltd.	1,610,000	8,471,700
Bidvest Group Ltd.	833,806	13,200,971
Dogan Sirketler Grubu Holdings(a)	21,284,131	16,127,104

		37,799,775

Marine–0.5%
China Shipping Development Co. Ltd.–Class H	1,336,000	1,666,855
Grindrod Ltd.	2,742,092	5,823,014
Sinotrans Shipping Ltd.	4,438,500	1,782,789

		9,272,658

12	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Company	Shares	U.S. $ Value

Road & Rail–0.4%
Localiza Rent A CAR	712,600	$7,123,587

Transportation Infrastructure–0.0%
DP World Ltd.	216,900	121,464

		112,759,857

Utilities–3.3%
Electric Utilities–1.9%
CEZ	64,660	3,472,193
Cia Paranaense de Energia (preference shares)	378,400	6,696,116
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA–Class B	742,060	15,183,831
Enersis SA (ADR)	590,600	10,896,570

		36,248,710

Independent Power Producers & Energy Traders–0.5%
Akenerji Elektrik Uretim AS	70,586	666,908
China Resources Power Holdings Co.	1,746,800	4,036,177
Huaneng Power International, Inc.–Class H	9,104,000	6,047,987

		10,751,072

Water Utilities–0.9%
Cia de Saneamento Basico do Estado de Sao Paulo	515,600	9,924,340
Cia de Saneamento de Minas Gerais-COPASA	395,500	6,771,006

		16,695,346

		63,695,128

Consumer Staples–2.3%
Beverages–0.4%
Cia de Bebidas das Americas (ADR)	3,597	295,889
Compania Cervecerias Unidas SA	240,259	1,647,615
Compania Cervecerias Unidas SA (Sponsored ADR)	21,500	738,310
Fomento Economico Mexicano SAB de CV (Sponsored ADR) Series B	161,327	6,138,493

		8,820,307

Food & Staples Retailing–0.5%
Centros Comerciales Sudamericanos SA	795,427	2,183,210
X 5 Retail Group NV (Sponsored GDR)(a)(b)	283,195	6,910,535

		9,093,745

Food Products–0.8%
China Mengniu Dairy Co. Ltd.(a)	3,203,000	8,143,222
Marfrig Alimentos SA(a)	303,000	2,881,886

Company	Shares	U.S. $ Value

Multiexport Foods SA(a)	1,163,859	$215,941
Tata Tea, Ltd.	84,640	1,571,651
Universal Robina Corp.	8,731,000	2,019,916

		14,832,616

Household Products–0.3%
Hypermarcas SA(a)	300,500	5,884,141

Tobacco–0.3%
ITC Ltd.	541,767	2,614,115
KT&G Corp.	56,993	3,452,852

		6,066,967

		44,697,776

Health Care–1.6%
Health Care Providers & Services–0.1%
Sinopharm Group Co–H(a)	408,000	1,034,997

Pharmaceuticals–1.5%
Adcock Ingram Holdings Ltd.	251,000	1,606,865
Aspen Pharmacare Holdings Ltd.(a)	358,012	2,959,123
Pharmstandard (GDR)(a)(b)	240,089	4,326,404
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	405,000	20,476,800

		29,369,192

		30,404,189

Total Common Stocks (cost $1,496,356,195)		1,903,625,644

WARRANTS–0.8%
Financials–0.6%
Commercial Banks–0.3%
Deutsche Bank-Sberbank-CLS, expiring 2/28/18(a)	815,100	1,613,898
Merill-CW10 Sberbank-CLS, expiring 2/23/10(a)	1,914	3,793,625

		5,407,523

Real Estate Management & Development–0.3%
Aldar Properties PJSC, expiring 1/12/10(a)	2,954,700	4,906,575

		10,314,098

Energy–0.1%
Oil, Gas & Consumable Fuels–0.1%
Dana Gas, expiring 12/06/10(a)	7,247,900	2,336,723

Industrials–0.1%
Airlines–0.1%
Air Arabia, expiring 8/13/10(a)	5,528,900	1,707,324

Total Warrants (cost $11,746,514)		14,358,145

Schedule of Investments—Emerging Markets Portfolio	13

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.5%
Repurchase Agreements–0.5%
State Street Bank & Trust	$10,335	$10,335,000
Co. 0.01%, 09/30/09 due 10/01/09 in the amount of $10,335,000 (collateralized by $10,545,000 U.S. Treasury Bill, 0.00%, due 11/5/09, value $10,545,000) (cost $10,335,000)
Total Investments—98.9% (cost $1,518,437,709)		1,928,318,789

Other assets less liabilities—1.1%		21,409,222

Net Assets—100.0%		$1,949,728,011

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the aggregate market value of these securities amounted to $62,199,638 or 3.2% of net assets.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

OJSC—Open Joint Stock Company

See notes to financial statements.

14	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

SCB–ST–1946–0909

Sanford C. Bernstein Fund, Inc.

September 30, 2009

Schedule of Investments

To the Annual Report

For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Intermediate Duration Portfolio, Short Duration Plus Portfolio, and U.S. Government Short Duration Portfolio (three of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 25, 2009

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

September 30, 2009

	Principal Amount (000)	U.S. $ Value

CORPORATES-INVESTMENT GRADES–33.9%
Industrial–19.0%
Basic–3.0%
Alcoa, Inc. 6.75%, 7/15/18	$4,624	$4,635,486
ArcelorMittal 6.125%, 6/01/18	13,310	13,112,426
ArcelorMittal USA, Inc. 6.50%, 4/15/14	5,565	5,848,848
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	9,553	11,001,149
The Dow Chemical Co. 7.375%, 11/01/29	700	728,020
7.60%, 5/15/14	6,432	7,115,394
8.55%, 5/15/19	17,394	19,553,395
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	6,079	6,731,647
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17	11,455	12,185,256
Inco Ltd. 7.75%, 5/15/12	18,175	19,780,071
International Paper Co. 5.30%, 4/01/15	5,175	5,241,235
7.50%, 8/15/21	5,235	5,546,823
7.95%, 6/15/18	7,555	8,189,303
Packaging Corp. of America 5.75%, 8/01/13	4,135	4,302,070
PPG Industries, Inc. 5.75%, 3/15/13	9,910	10,477,011
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	11,940	12,839,560
Union Carbide Corp. 7.75%, 10/01/96	3,600	2,695,716

		149,983,410

Capital Goods–1.0%
Boeing Co. 5.00%, 3/15/14	10	10,904
6.00%, 3/15/19	10,340	11,598,471
CRH America, Inc. 6.95%, 3/15/12	5	5,356
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)	1,131	1,151,234
John Deere Capital Corp. 5.25%, 10/01/12	10,380	11,224,963
Lafarge SA 6.15%, 7/15/11	6,703	6,981,443

	Principal Amount (000)	U.S. $ Value

Tyco International Finance SA 6.00%, 11/15/13	$4,955	$5,313,420
8.50%, 1/15/19	4,365	5,320,669
United Technologies Corp. 4.875%, 5/01/15	6,308	6,899,123

		48,505,583

Communications–Media–1.9%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	6,400	6,927,149
CBS Corp. 5.625%, 8/15/12	2,880	2,987,038
6.625%, 5/15/11	2,435	2,550,731
8.875%, 5/15/19	5,475	6,038,569
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	5,575	7,163,864
Comcast Corp. 5.30%, 1/15/14	4,800	5,136,298
DirecTV Holdings LLC 6.375%, 6/15/15	3,525	3,569,063
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.75%, 10/01/14(a)	4,555	4,567,299
News America Holdings, Inc. 9.25%, 2/01/13	6,710	7,882,465
News America, Inc. 6.55%, 3/15/33	3,525	3,607,834
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	4,665	5,747,149
RR Donnelley & Sons Co. 4.95%, 4/01/14	2,635	2,535,505
11.25%, 2/01/19	6,520	7,745,173
Time Warner Cable, Inc. 7.50%, 4/01/14	5,260	6,032,857
Time Warner Entertainment Co. 8.375%, 3/15/23	10,465	12,553,186
WPP Finance UK 5.875%, 6/15/14	1,475	1,514,636
8.00%, 9/15/14	9,922	10,883,878

		97,442,694

Communications–Telecommunications–4.5%
AT&T Corp. 7.30%, 11/15/11(b)	5,600	6,202,991
8.00%, 11/15/31(b)	1,800	2,242,868
AT&T, Inc. 4.85%, 2/15/14	10	10,637
British Telecommunications PLC 9.125%, 12/15/10(b)	10,688	11,507,524
Embarq Corp. 6.738%, 6/01/13	10,460	11,342,845
7.082%, 6/01/16	23,065	25,061,460

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)	U.S. $ Value

New Cingular Wireless Services, Inc. 8.125%, 5/01/12	$39,555	$45,132,611
Pacific Bell Telephone Co. 6.625%, 10/15/34	13,330	13,709,585
Qwest Corp. 7.50%, 10/01/14	9,995	10,094,950
7.875%, 9/01/11	11,690	12,055,313
8.875%, 3/15/12(b)	8,685	9,140,963
Telecom Italia Capital SA 4.00%, 1/15/10	11,555	11,634,036
6.175%, 6/18/14	9,805	10,635,944
6.375%, 11/15/33	1,375	1,404,964
US Cellular Corp. 6.70%, 12/15/33	14,340	14,776,137
Verizon Communications, Inc. 4.90%, 9/15/15	4,390	4,639,910
5.25%, 4/15/13	7,155	7,747,405
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	5,695	6,120,730
Vodafone Group PLC 5.50%, 6/15/11	8,020	8,518,355
7.75%, 2/15/10	12,335	12,643,387

		224,622,615

Consumer Cyclical–Automotive–0.3%
Daimler Finance North America LLC 5.75%, 9/08/11	4,295	4,511,279
8.00%, 6/15/10	10	10,408
Volvo Treasury AB 5.95%, 4/01/15(a)(c)	10,529	10,519,208

		15,040,895

Consumer Cyclical–Entertainment–0.6%
Time Warner, Inc. 6.875%, 5/01/12	8,290	9,125,798
Turner Broadcasting System, Inc. 8.375%, 7/01/13	11,372	12,976,703
The Walt Disney Co. 5.50%, 3/15/19	8,570	9,305,666

		31,408,167

Consumer Cyclical–Other–0.3%
Marriott International, Inc. Series J 5.625%, 2/15/13	12,589	12,843,348

Consumer Cyclical–Restaurants–0.0%
McDonald’s Corp. 5.00%, 2/01/19	5	5,321

Consumer Cyclical–Retailers–0.0%
Wal-Mart Stores, Inc. 4.25%, 4/15/13	10	10,657

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical–4.5%
Abbott Laboratories 5.875%, 5/15/16	$10	$11,146
Altria Group, Inc. 9.70%, 11/10/18	6,515	8,092,001
Avon Products, Inc. 6.50%, 3/01/19	10,585	12,053,965
Baxter FinCo BV 4.75%, 10/15/10	11,369	11,817,427
Bottling Group LLC 6.95%, 3/15/14	9,145	10,658,059
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	5,361	5,327,000
5.875%, 5/15/13	8,910	9,420,498
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	11,945	12,449,294
Campbell Soup Co. 6.75%, 2/15/11	8,660	9,293,029
The Coca-Cola Co. 5.35%, 11/15/17	9,830	10,733,957
ConAgra Foods, Inc. 7.875%, 9/15/10	129	136,543
Diageo Capital PLC 4.375%, 5/03/10	10	10,223
7.375%, 1/15/14	9,255	10,725,610
Fisher Scientific International, Inc. 6.125%, 7/01/15	1,473	1,530,079
6.75%, 8/15/14	2,206	2,284,035
Fortune Brands, Inc. 4.875%, 12/01/13	6,133	6,145,186
Johnson & Johnson 5.55%, 8/15/17	9,480	10,652,828
Kraft Foods, Inc. 6.25%, 6/01/12	25,390	27,610,102
The Kroger Co. 6.80%, 12/15/18	4,472	5,098,049
Pepsico, Inc. 4.65%, 2/15/13	9,850	10,605,475
Pfizer, Inc. 5.35%, 3/15/15	10,400	11,515,993
The Procter & Gamble Co. 4.70%, 2/15/19	10,348	10,814,891
Safeway, Inc. 6.50%, 3/01/11	1,895	2,014,247
Whirlpool Corp. 8.60%, 5/01/14	1,270	1,420,654
Wyeth 5.50%, 2/01/14	31,396	34,287,791

		224,708,082

Energy–1.4%
Amerada Hess Corp. 7.875%, 10/01/29	3,617	4,236,621
Anadarko Petroleum Corp. 5.95%, 9/15/16	1,143	1,211,076
6.45%, 9/15/36	3,418	3,529,061

2	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

	Principal Amount (000)	U.S. $ Value

Apache Corp. 5.25%, 4/15/13	$5,745	$6,163,121
Baker Hughes, Inc. 6.50%, 11/15/13	5,135	5,842,100
Canadian Natural Resources Ltd. 5.15%, 2/01/13	3,705	3,940,453
Nabors Industries, Inc. 9.25%, 1/15/19	11,005	13,078,474
Noble Energy, Inc. 8.25%, 3/01/19	10,575	12,765,410
The Premcor Refining Group, Inc. 7.50%, 6/15/15	6,453	6,623,250
Valero Energy Corp. 6.875%, 4/15/12	6,055	6,516,518
Weatherford International Ltd. 5.15%, 3/15/13	4,980	5,230,952

		69,137,036

Services–0.0%
The Western Union Co. 5.40%, 11/17/11	10	10,653

Technology–1.5%
Cisco Systems, Inc. 5.25%, 2/22/11	9,790	10,319,071
Computer Sciences Corp. 5.50%, 3/15/13	7,070	7,468,211
Dell, Inc. 5.625%, 4/15/14	6,420	7,094,106
Electronic Data Systems Corp. Series B 6.00%, 8/01/13(b)	17,112	19,093,912
Motorola, Inc. 6.50%, 9/01/25	6,135	5,184,596
7.50%, 5/15/25	980	892,320
7.625%, 11/15/10	609	634,121
Oracle Corp. 4.95%, 4/15/13	6,064	6,563,140
5.00%, 1/15/11	3,690	3,859,294
5.25%, 1/15/16	10	10,879
Xerox Corp. 8.25%, 5/15/14	11,090	12,605,903

		73,725,553

Transportation–Railroads–0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18	2,182	2,375,321

		949,819,335

Financial Institutions–11.7%
Banking–6.9%
American Express Co. 8.125%, 5/20/19	10,845	12,826,284
ANZ National International Ltd. 6.20%, 7/19/13(a)	5,710	6,183,016

	Principal Amount (000)	U.S. $ Value

Bank of America Corp. 5.375%, 9/11/12	$17,630	$18,455,701
7.375%, 5/15/14	6,775	7,538,299
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11	1,210	1,325,709
Barclays Bank PLC 5.45%, 9/12/12	10,805	11,611,215
8.55%, 6/15/11(a)(d)	6,460	5,878,600
BBVA International Preferred SA Unipersonal 5.919%, 4/18/17(d)	4,355	3,266,250
The Bear Stearns Co., Inc. 5.55%, 1/22/17	12,915	13,059,906
5.70%, 11/15/14	13,815	14,797,108
7.625%, 12/07/09	12,540	12,688,348
Citigroup, Inc. 5.00%, 9/15/14	7,128	6,782,898
5.50%, 4/11/13	8,995	9,204,817
6.50%, 8/19/13	9,375	9,841,397
8.50%, 5/22/19	11,590	13,083,198
Compass Bank 5.50%, 4/01/20	14,779	12,581,658
Countrywide Financial Corp. 5.80%, 6/07/12	1,664	1,755,360
6.25%, 5/15/16	5,826	5,835,211
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11	5,250	5,335,754
Credit Suisse USA, Inc. 5.50%, 8/15/13	4,036	4,359,631
6.50%, 1/15/12	10	10,836
Deutsche Bank AG London 5.00%, 10/12/10	5	5,162
Fifth Third Bancorp 6.25%, 5/01/13	10	10,314
The Goldman Sachs Group, Inc. 4.75%, 7/15/13	4,795	5,004,028
7.35%, 10/01/09	2,746	2,746,000
7.50%, 2/15/19	21,925	25,073,803
Huntington National Bank 4.375%, 1/15/10	4,100	4,103,879
JP Morgan Chase & Co. 7.875%, 6/15/10	10	10,455
Marshall & Ilsley Bank 5.00%, 1/17/17	10,435	7,620,858
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	3,400	3,407,239
Morgan Stanley 5.625%, 1/09/12	12,045	12,762,870
6.60%, 4/01/12	7,825	8,503,326
6.625%, 4/01/18	11,700	12,371,849
7.25%, 4/01/32	15	17,400
National Capital Trust II 5.486%, 3/23/15(a)(d)	3,116	2,251,310

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)	U.S. $ Value

National City Bank of Cleveland Ohio 6.25%, 3/15/11	$12,655	$12,918,831
PNC Funding Corp. 4.50%, 3/10/10	5	5,056
Rabobank Nederland 11.00%, 6/30/19(a)(d)	905	1,108,625
Regions Financial Corp. 6.375%, 5/15/12	12,875	12,085,003
UBS Preferred Funding Trust I 8.622%, 10/01/10(d)	6,990	6,437,888
UFJ Finance Aruba AEC 6.75%, 7/15/13	2,366	2,629,158
Union Bank of California 5.95%, 5/11/16	13,165	13,090,670
Union Planters Corp. 7.75%, 3/01/11	8,554	8,404,596
Wachovia Corp. 5.50%, 5/01/13	12,850	13,749,127
Wells Fargo & Co. 4.20%, 1/15/10	4,465	4,500,229
5.625%, 12/11/17	11,635	12,221,299

		347,460,171

Finance–1.9%
General Electric Capital Corp. 4.80%, 5/01/13	26,410	27,415,825
Series A 4.375%, 11/21/11	6,275	6,481,033
HSBC Finance Corp. 5.25%, 1/15/14	20	20,625
7.00%, 5/15/12	6,575	7,102,729
International Lease Finance Corp. 5.65%, 6/01/14	1,599	1,227,284
SLM Corp. 5.125%, 8/27/12	3,495	2,990,581
5.40%, 10/25/11	10,112	9,330,545
5.45%, 4/25/11	14,475	13,652,371
Series A 5.375%, 1/15/13–5/15/14	31,070	24,775,223

		92,996,216

Insurance–2.3%
Aegon NV 4.75%, 6/01/13	1,910	1,916,975
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	3,180	3,323,307
The Allstate Corp. 6.125%, 5/15/37(d)	11,695	9,472,950
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10	5,700	5,892,386
Coventry Health Care, Inc. 5.95%, 3/15/17	2,505	2,246,111
6.125%, 1/15/15	965	930,534
6.30%, 8/15/14	7,810	7,668,733

	Principal Amount (000)	U.S. $ Value

Genworth Financial, Inc. 6.515%, 5/22/18	$12,615	$10,804,016
Humana, Inc. 6.30%, 8/01/18	5,180	4,940,389
6.45%, 6/01/16	1,100	1,109,477
7.20%, 6/15/18	2,360	2,388,478
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)	4,025	3,788,684
Lincoln National Corp. 8.75%, 7/01/19	3,069	3,549,504
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)	5,950	7,291,915
MetLife, Inc. 5.00%, 11/24/13	4,125	4,262,639
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	10,150	10,414,205
Principal Financial Group, Inc. 7.875%, 5/15/14	8,660	9,569,889
Prudential Financial, Inc. 5.15%, 1/15/13	7,695	7,922,010
6.20%, 1/15/15	1,195	1,264,266
Series D 7.375%, 6/15/19	900	1,004,409
UnitedHealth Group, Inc. 6.00%, 2/15/18	3,635	3,819,825
Wellpoint Inc. 5.875%, 6/15/17	575	606,902
7.00%, 2/15/19	2,465	2,802,106
XL Capital Ltd. 5.25%, 9/15/14	7,525	7,387,059

		114,376,769

REITS–0.6%
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	7,075	6,656,868
Simon Property Group LP 4.875%, 3/18/10	10	10,086
5.00%, 3/01/12	13,115	13,524,280
5.625%, 8/15/14	10,887	11,233,522

		31,424,756

		586,257,912

Utility–2.5%
Electric–1.2%
Allegheny Energy Supply 5.75%, 10/15/19(a)(c)	12,000	11,991,600
FirstEnergy Corp. Series B 6.45%, 11/15/11	1,123	1,214,593
Series C 7.375%, 11/15/31	7,850	8,799,277
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	2,405	2,620,313

4	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

	Principal Amount (000)		U.S. $ Value

Nisource Finance Corp. 6.80%, 1/15/19		$13,295	$13,611,621
7.875%, 11/15/10		3,025	3,182,345
Pacific Gas & Electric Co. 4.80%, 3/01/14		3,290	3,508,795
Progress Energy, Inc. 7.10%, 3/01/11		2,287	2,424,467
The Southern Co. Series A 5.30%, 1/15/12		3,928	4,216,468
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		5,805	6,100,509
Wisconsin Energy Corp. 6.25%, 5/15/67(d)		5,810	4,880,400

			62,550,388

Natural Gas–1.1%
Duke Energy Field Services Corp. 7.875%, 8/16/10		2,100	2,201,155
Energy Transfer Partners LP 6.70%, 7/01/18		11,065	11,840,623
7.50%, 7/01/38		12,570	14,504,007
Enterprise Products Operating LLC Series G 5.60%, 10/15/14		3,315	3,530,863
TransCanada Pipelines Ltd. 6.35%, 5/15/67(d)		12,800	11,214,605
Williams Co., Inc. 7.875%, 9/01/21		5,065	5,478,613
8.125%, 3/15/12		4,705	5,114,194

			53,884,060

Other Utility–0.2%
Veolia Environnement 6.00%, 6/01/18		8,485	9,130,157

			125,564,605

Non Corporate Sectors–0.7%
Agencies–Not Government Guaranteed–0.7%
Gaz Capital SA 6.212%, 11/22/16(a)		24,820	23,827,200
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)		11,910	13,041,450

			36,868,650

Total Corporates–Investment Grades (cost $1,624,140,576)			1,698,510,502

GOVERNMENTS–TREASURIES–17.9%
Treasuries–17.9%
Canada–2.4%
Canadian Government Bond 3.75%, 6/01/19	CAD	125,200	121,136,394

	Principal Amount (000)		U.S. $ Value

Hungary–0.5%
Hungary Government Bond Series 12/C 6.00%, 10/24/12	HUF	5,133,000	$26,755,251

United States–15.0%
U.S. Treasury Bonds 4.50%, 2/15/36		$141,915	152,425,509
U.S. Treasury Notes 0.875%, 2/28/11–5/31/11		164,835	165,325,592
0.992%, 7/31/11		99,230	99,513,004
1.75%, 11/15/11–1/31/14		266,420	268,366,381
2.375%, 8/31/14		63,840	64,079,400

			749,709,886

Total Governments–Treasuries (cost $896,238,545)			897,601,531

MORTGAGE PASS-THRU’S–17.7%
Agency Fixed Rate 30-Year–15.8%
Federal Home Loan Mortgage Corp. Gold Series 2005 4.50%, 8/01/35–1/01/36		40,185	40,820,885
Series 2007 4.50%, 1/01/37–3/01/37		9,855	10,001,407
5.50%, 7/01/35		14,099	14,841,750
Series 2008 6.50%, 5/01/35		11,975	12,900,070
Federal National Mortgage Association 6.00%, TBA(c)		37,250	39,298,750
6.50%, TBA(c)		24,025	25,676,719
Series 2003 5.00%, 11/01/33		28,696	29,791,076
5.50%, 4/01/33–7/01/33		58,607	61,659,629
Series 2004 5.00%, 4/01/34		11	11,269
5.50%, 4/01/34–11/01/34		45,959	48,314,550
6.00%, 9/01/34–10/01/34		24,166	25,677,604
Series 2005 4.50%, 8/01/35–9/01/35		56,303	57,318,101
5.50%, 2/01/35		41,551	43,715,393
6.00%, 4/01/35		8,283	8,813,907
Series 2006 5.00%, 2/01/36		69,324	71,861,743
5.50%, 4/01/36		11,016	11,569,357
6.00%, 10/01/31		24	25,649
Series 2007 4.50%, 9/01/35		37,223	37,963,533
5.00%, 7/01/36		16,984	17,616,360
6.00%, 3/01/37		190	201,214
Series 2008 5.50%, 12/01/35–3/01/37		84,625	88,873,551
6.00%, 3/01/37		99,858	105,855,193

Schedule of Investments—Intermediate Duration Portfolio	5

	Principal Amount (000)	U.S. $ Value

Government National Mortgage Association 5.50%, TBA(c)	$20,600	$21,610,677
6.00%, TBA(c)	15,275	16,124,672
Series 1996 8.50%, 11/15/26	1	753

		790,543,812

Agency ARMS–1.9%
Federal Home Loan Mortgage Corp. Series 2005 4.753%, 5/01/35(e)	9,343	9,743,362
Series 2006 3.782%, 3/01/34(d)	5,344	5,472,481
Series 2007 5.969%, 2/01/37(e)	16,636	17,561,777
Federal National Mortgage Association Series 2006 5.457%, 2/01/36(d)	10,806	11,361,965
6.194%, 3/01/36	7,307	7,724,952
Series 2007 4.731%, 3/01/34(d)	11,321	11,735,264
4.974%, 8/01/37(d)	9,781	10,247,957
5.977%, 10/01/37(e)	8,820	9,359,754
Series 2009 4.422%, 5/01/38(e)	11,318	11,794,905

		95,002,417

Total Mortgage Pass-Thru’s (cost $844,630,185)		885,546,229

COMMERCIAL MORTGAGE-BACKED SECURITIES–9.9%
Non-Agency Fixed Rate CMBS–9.8%
Banc of America Commercial Mortgage, Inc. Series 2004-3, Class A5 5.578%, 6/10/39	13,780	13,876,093
Series 2007-5, Class A4 5.492%, 2/10/51	19,945	16,254,343
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-T18, Class A4 4.933%, 2/13/42	12,490	12,160,481
Series 2006-PW11, Class A4 5.623%, 3/11/39	15,615	15,073,856
Series 2006-PW12, Class A4 5.903%, 9/11/38	18,895	18,343,941
Series 2007-PW18, Class A4 5.70%, 6/11/50	19,670	17,413,945
Commercial Mortgage Asset Trust Series 1999-C1, Class A3 6.64%, 1/17/32	0	22

	Principal Amount (000)	U.S. $ Value

Commercial Mortgage Pass Through Certificates Series 2005-C6, Class A5A 5.116%, 6/10/44	$8,810	$8,380,201
Series 2006-C8, Class A4 5.306%, 12/10/46	9,615	8,367,956
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.02%, 6/15/38	26,360	22,356,957
Series 2006-C5, Class A3 5.311%, 12/15/39	13,502	10,960,628
CS First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36	307	306,893
Series 2004-C1, Class A4 4.75%, 1/15/37	4,400	4,385,315
Series 2005-C1, Class A4 5.014%, 2/15/38	21,580	21,258,154
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	10,812	10,748,304
Series 2005-GG3, Class A4 4.799%, 8/10/42	6,045	5,801,212
Series 2007-GG11, Class A4 5.736%, 12/10/49	3,484	3,137,119
Series 2007-GG9, Class A4 5.444%, 3/10/39	16,775	14,866,230
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-CB9, Class A4 5.558%, 6/12/41(d)	35	34,446
Series 2005-LDP, Class A4B 4.996%, 8/15/42(d)	35	31,221
Series 2005-LDP1, Class A4 5.038%, 3/15/46	13,750	13,321,641
Series 2006-CB1, Class A4 5.481%, 12/12/44	6,750	6,338,875
5.814%, 6/12/43	24,985	23,563,661
Series 2006-CB16, Class A4 5.552%, 5/12/45	21,000	19,442,812
Series 2006-CB17, Class A4 5.429%, 12/12/43	18,215	16,843,627
Series 2007-C1, Class A4 5.716%, 2/15/51	26,625	19,416,883
Series 2007-LDPX, Class A2S 5.305%, 1/15/49	35	33,465

6	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

	Principal Amount (000)	U.S. $ Value

LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A4 4.367%, 3/15/36	$35	$32,707
Series 2004-C7, Class A5 4.628%, 10/15/29	35	32,352
Series 2005-C1, Class A4 4.742%, 2/15/30	9,030	8,822,204
Series 2006-C6, Class A4 5.372%, 9/15/39	22,610	20,590,303
Series 2006-C7, Class A3 5.347%, 11/15/38	17,955	16,598,940
Series 2007-C1, Class A4 5.424%, 2/15/40	17,435	14,621,488
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.405%, 11/12/37	9,140	9,066,351
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.104%, 6/12/46	11,735	11,038,731
Morgan Stanley Capital I Series 2005-HQ5, Class A4 5.168%, 1/14/15	16,915	16,981,811
Series 2007-T27, Class A4 5.803%, 6/11/42	30,420	28,706,837
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	26,240	23,560,589
Series 2007-C31, Class A4 5.509%, 4/15/47	26,665	20,651,128
Series 2007-C32, Class A3 5.929%, 6/15/49	23,420	18,622,029

		492,043,751

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.694%, 3/06/20(a)(e)	5,835	4,658,651

Total Commercial Mortgage-Backed Securities (cost $543,085,063)		496,702,402

CORPORATES–NON-INVESTMENT GRADES–4.8%
Industrial–2.8%
Basic–0.6%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)	3,550	1,686,250
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)	5,025	5,075,250

Principal Amount (000)		U.S. $ Value

United States Steel Corp. 6.05%, 6/01/17	$13,580	$12,683,611
Westvaco Corp. 8.20%, 1/15/30	1,700	1,667,471
Weyerhaeuser Co. 6.75%, 3/15/12	11,065	11,527,285

		32,639,867

Capital Goods–0.8%
Case New Holland, Inc. 7.125%, 3/01/14	2,315	2,268,700
Masco Corp. 6.125%, 10/03/16	15,760	14,938,731
Mohawk Industries, Inc. 6.875%, 1/15/16(b)	10,190	10,140,405
Owens Corning, Inc. 6.50%, 12/01/16	8,371	8,167,518
Textron Financial Corp. 4.60%, 5/03/10	1,329	1,324,190
5.125%, 2/03/11	2,419	2,420,437
5.40%, 4/28/13	1,730	1,698,683

		40,958,664

Communications–Media–0.2%
Cablevision Systems Corp. Series B 8.00%, 4/15/12(b)	3,675	3,831,188
Clear Channel Communications, Inc. 5.50%, 9/15/14	8,805	3,885,206
Univision Communications, Inc. 12.00%, 7/01/14(a)	1,078	1,158,850

		8,875,244

Communications–Telecommunications–0.1%
Cricket Communications, Inc. 7.75%, 5/15/16(a)	2,085	2,116,275
Qwest Communications International, Inc. 7.50%, 2/15/14(b)	2,175	2,147,812
Series B 7.50%, 2/15/14	1,115	1,101,063

		5,365,150

Consumer Cyclical–Automotive–0.1%
The Goodyear Tire & Rubber Co. 9.00%, 7/01/15(f)	4,675	4,850,312

Consumer Cyclical–Other–0.5%
Sheraton Holding Corp. 7.375%, 11/15/15	11,741	11,564,885
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12	12,363	12,826,613
Wyndham Worldwide Corp. 6.00%, 12/01/16	20	18,006

		24,409,504

Schedule of Investments—Intermediate Duration Portfolio	7

Principal Amount (000)			U.S. $ Value

Consumer Cyclical–Retailers–0.0%
Limited Brands, Inc. 6.90%, 7/15/17		$1,724	$1,625,651

Consumer Non-Cyclical–0.2%
Bausch & Lomb, Inc. 9.875%, 11/01/15		4,150	4,347,125
HCA, Inc. 8.50%, 4/15/19(a)		5,820	6,067,350

			10,414,475

Energy–0.1%
Tesoro Corp. 6.50%, 6/01/17		5,470	4,950,350

Technology–0.1%
Flextronics International Ltd. 6.50%, 5/15/13		4,170	4,065,750

Transportation–Airlines–0.1%
UAL Pass Through Trust Series 2007-1 Series 071A 6.636%, 7/02/22		5,120	4,300,937

			142,455,904

Financial Institutions–1.5%
Banking–0.8%
ABN Amro Bank NV 4.31%, 3/10/16(d)	EUR	2,695	2,188,768
BankAmerica Capital II Series 2 8.00%, 12/15/26		$5,954	5,745,610
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(d)	EUR	550	422,542
Dexia Credit Local 4.30%, 11/18/15(d)		2,050	1,484,933
HBOS Capital Funding LP 4.939%, 5/23/16(d)		358	282,895
HBOS Euro Finance LP 7.627%, 12/09/11(d)		1,858	1,767,287
KBC Bank Funding Trust III 9.86%, 11/02/09(a)(d)		$8,438	5,822,220
Lloyds Banking Group PLC 5.92%, 10/01/15(a)(d)		6,300	3,591,000
6.267%, 11/14/16(a)(d)		11,771	6,709,470
6.657%, 5/21/37(a)(d)		10,300	6,283,000
RBS Capital Trust III 5.512%, 9/30/14(d)		10,580	4,866,800
Zions Bancorporation 5.50%, 11/16/15		4,040	3,103,754

			42,268,279

Brokerage–0.1%
Lehman Brothers Holdings, Inc. 6.20%, 9/26/14(g)		5,118	870,060
7.875%, 11/01/09(g)		10,672	1,814,240

Principal Amount (000)		U.S. $ Value

Series G 4.80%, 3/13/14(g)	$3,322	$564,740

		3,249,040

Finance–0.3%
CIT Group, Inc. 5.00%, 2/01/15	5	3,202
5.125%, 9/30/14	2,615	1,675,214
5.85%, 9/15/16	11,860	7,474,563
7.625%, 11/30/12	10,740	6,995,080

		16,148,059

Insurance–0.2%
ING Capital Funding Trust III 8.439%, 12/31/10(d)	6,938	4,648,460
ING Groep NV 5.775%, 12/08/15(d)	2,327	1,489,280
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)	6,060	4,605,600

		10,743,340

REITS–0.1%
AMR Real Estate PTR/FIN 7.125%, 2/15/13	2,710	2,608,375

		75,017,093

Utility–0.5%
Electric–0.5%
The AES Corp. 7.75%, 3/01/14–10/15/15	4,725	4,755,800
Dynegy Holdings, Inc. 8.375%, 5/01/16	5,370	5,020,950
Edison Mission Energy 7.00%, 5/15/17	3,955	3,302,425
NRG Energy, Inc. 7.25%, 2/01/14	5,035	4,946,887
7.375%, 2/01/16	2,985	2,887,988
RRI Energy, Inc. 7.625%, 6/15/14	2,665	2,615,031

		23,529,081

Total Corporates–Non-Investment Grades (cost $265,998,319)		241,002,078

BANK LOANS–2.7%
Industrial–2.3%
Basic–0.2%
Georgia-Pacific LLC 3.53%–3.71%, 12/23/14(e)	565	561,117
Hexion Specialty Chemicals, Inc. 2.56%, 5/05/13(e)	146	121,351
2.88%, 5/05/13(e)	674	560,075

8	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

Ineos US Finance LLC 12/16/13(e)(h)	$1,075	$900,312
12/16/14(e)(h)	1,075	903,892
John Maneely Co. 3.49%–3.76%, 12/09/13(e)	5,965	4,861,692
Lyondell Chemical Company 3.75%, 12/20/13(e)	358	234,401
4.00%, 12/22/14(e)	218	142,290
7.00%, 12/22/14(e)	944	617,438
Lyondell Chemical Company (New Money Dip) 13.00%, 12/15/09(e)(i)	562	583,788
Lyondell Chemical Company (New Roll-Up Dip) 5.80%–6.56%, 12/15/09(e)	561	544,904
Univar Corp. Opco 3.25%, 10/10/14(e)	1,893	1,761,897

		11,793,157

Capital Goods–0.1%
Champion OPCO LLC 4.75%, 5/13/13(e)	1,892	993,125
Hawker Beechcraft Acquisition 3/26/14(e)(h)	609	464,105
3/26/14(e)(h)	36	27,392
Manitowoc Co., Inc. 7.50%, 11/06/14(e)	993	938,905
Ravago Holding America, Inc. 3.38%, 1/30/14(e)	1,945	1,594,900
Sequa Corp. 3.58%–3.94%, 12/03/14(e)	1,192	1,027,682
Tegrant Corp. (SCA Packaging) 5.79%, 3/08/15(e)	600	198,000
TRW Automotive Inc. 6.25%, 2/09/14(e)	575	573,296

		5,817,405

Communications–Media–0.3%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.75%, 7/03/14(e)	1,353	1,210,948
Cequel Communications LLC (Cebridge) 2.24%–4.25%, 11/05/13(e)	1,127	1,061,976
Charter Communications Operating LLC 6.25%, 3/06/14(e)	3,642	3,429,317
Clear Channel Communications, Inc. 1/29/16(e)(h)	1,000	750,830
Nielsen Finance LLC 2.25%, 8/09/13(e)	2,191	2,061,644
4.00%, 5/01/16(e)	952	895,294
Univision Communications, Inc. 2.53%, 9/29/14(e)(h)(i)	4,500	3,792,285

		13,202,294

Principal Amount (000)		U.S. $ Value

Communications–Telecommunications–0.1%
Level 3 Financing, Inc. 2.49%–2.76%, 3/13/14(e)	$2,088	$1,845,553
Sorenson Communications, Inc. 7.25%, 2/16/14(e)	2,484	2,304,012

		4,149,565

Consumer Cyclical–Automotive–0.1%
Ford Motor Co. 3.25%-3.51%, 12/15/13(e)	2,866	2,540,292
Lear Corp. 7.86%, 4/25/12(e)(g)	1,501	1,347,508
Visteon Corp. 8.35%, 6/13/13(e)(g)	1,500	1,205,355

		5,093,155

Consumer Cyclical–Entertainment–0.0%
Metro-Goldwyn-Mayer Inc. 8.61%, 4/09/12(e)(g)	1,950	1,102,296

Consumer Cyclical–Other–0.2%
Hanesbrands, Inc. 5.25%, 9/05/13(e)	326	326,231
Harrah’s Operating Co., Inc. 3.28%–3.50%, 1/28/15(e)	1,752	1,415,613
Las Vegas Sands LLC 2.04%, 5/23/14(e)	2,492	2,080,518
On Assignment, Inc. 6.75%, 1/31/13(e)	858	811,613
Veyance Technologies, Inc. 2.50%, 7/31/14(e)	2,451	1,863,623
VML US Finance LLC 5.79%, 5/27/13(e)	746	710,646

		7,208,244

Consumer Cyclical–Retailers–0.1%
Burlington Coat Factory 2.50%–2.63%, 5/28/13(e)	567	516,822
Mattress Holding Corp. 2.54%–4.50%, 1/18/14(e)	489	300,597
Michaels Stores, Inc. 2.50%–2.56%, 10/31/13(e)	500	444,375
Neiman Marcus Group, Inc. 2.25%–2.32%, 4/06/13(e)	3,741	3,235,943
Targus Group International 5.75%, 11/22/12(e)	2,661	1,494,586

		5,992,323

Consumer Non-Cyclical–0.4%
Best Brands Corp. 7.51%, 12/12/12(e)(j)	299	257,103
CHS/Community Health Systems, Inc. 2.50%–2.62%, 7/25/14(e)	1,872	1,758,927
Fenwal, Inc. 2.62%, 2/28/14(e)	2,176	1,882,399
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.) 2.75%, 7/11/14(e)	2,237	2,003,911

Schedule of Investments—Intermediate Duration Portfolio	9

Principal Amount (000)		U.S. $ Value

HCA, Inc. 2.53%, 11/18/13(e)	$2,781	$2,623,261
Health Management Associates, Inc. 2.03%, 2/28/14(e)	1,839	1,723,374
Talecris Biotherapeutics Holdings Corp. 3.96%, 12/06/13(e)	4,256	4,160,459
6.96%, 12/06/14(e)	1,775	1,735,808
Wrigley Jr Company 6.50%, 9/30/14(e)	1,059	1,075,955

		17,221,197

Energy–0.1%
Ashmore Energy International 3.25%, 3/30/12(e)	210	189,174
3.28%, 3/30/14(e)	1,618	1,457,203
Dalbo, Inc. 3.85%, 8/27/12(e)	2,222	1,521,874
Infrastrux Group, Inc. 4.50%, 11/03/12(e)(j)	3,487	3,312,277

		6,480,528

Other Industrial–0.1%
Education Management LLC 2.06%, 6/03/13(e)	2,291	2,178,751
Swift Transportation Co., Inc. 5/12/14(e)(h)	845	777,503

		2,956,254

Services–0.2%
Collins & Aikman Floorcoverings, Inc. (Tandus) 2.74%–3.78%, 5/08/14(e)	1,880	1,287,479
Koosharem Corp. 3.32%, 6/30/14(e)	1,959	1,156,009
Sabre, Inc. 2.50%–2.74%, 9/30/14(e)	5,072	4,456,107
Travelport LLC 2.75%–2.78%, 8/23/13(e)	2,334	2,154,868
2.78%, 8/23/13(e)	468	434,587
West Corp. 2.62%, 10/24/13(e)	2,687	2,533,882

		12,022,932

Technology–0.4%
Avaya Inc. 10/24/14 (e)(h)	1,000	803,330
Dealer Computer Services, Inc. 2.25%, 10/26/12(e)	2,182	1,911,480
5.75%, 10/26/13(e)	3,500	2,695,000
Dresser, Inc. 2.68%, 5/04/14(e)	2,426	2,268,724
First Data Corp. 3.00%–3.04%, 9/24/14(e)	2,686	2,306,677
3.03%–3.04%, 9/24/14(e)	2,915	2,505,606

Principal Amount (000)		U.S. $ Value

Freescale Semiconductor, Inc. 2.01%, 11/29/13(e)	$1,271	$1,013,351
IPC Systems, Inc. 2.50%–2.53%, 6/02/14(e)	929	753,044
5.53%, 6/01/15(e)	2,000	1,140,000
Sitel, LLC (ClientLogic) 5.75%–6.05%, 1/30/14(e)	4,781	3,872,586
Sungard Data Systems, Inc. 2.00%, 2/28/14(e)	74	69,497
3.95%–4.09%, 2/28/16(e)	1,098	1,069,087

		20,408,382

Transportation–Airlines–0.0%
Delta Airlines 3.50%, 4/30/14(e)	1,494	1,245,435

Transportation–Services–0.0%
Oshkosh Truck Corp. 6.33%–6.60%, 12/06/13(e)	2,046	2,042,899

		116,736,066

Financial Institutions–0.2%
Banking–0.0%
November 2005 Land Investors, LLC (North Las Vegas Consortium) 8.11%, 5/09/11(e)(g)(k)	2,022	606,692
12.36%, 5/09/12(e)(g)(k)	1,009	47,932

		654,624

Finance–0.1%
CIT Group, Inc. 13.00%, 1/20/12(e)	2,815	2,897,451
Levlad LLC & Arbonne International LLC 7.75%, 3/08/14(e)	911	233,852
LPL Holdings 2.00%–2.03%, 6/28/13(e)	945	886,798
Peach Holding, Inc. 4.63%, 11/21/13(e)	904	384,271

		4,402,372

Other Finance–0.0%
Grosvenor Capital Management Holdings, LLLP 2.26%, 12/05/13(e)	912	816,622

REITS–0.1%
Capital Automotive L.P. 2.02%, 12/16/10(e)	861	733,315
Crescent Resources, LLC 8.36%, 9/07/12(e)(g)	5,765	1,864,044
13.50%, 6/10/10(e)	950	954,750

		3,552,109

		9,425,727

10	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

Utility–0.2%
Electric–0.2%
Calpine Corp. 3.17%, 3/29/14(e)	$1,132	$1,035,445
FirstLight Power Resources, Inc. 2.81%, 11/01/13(e)	827	769,040
4.81%, 5/01/14(e)	3,800	3,230,000
GBGH, LLC (US Energy) 4.00%, 6/09/13(e)(k)(l)	1,322	669,853
12.00%, 6/09/14(e)(j)(k)(l)	399	0
Texas Competitive Electric Holdings Company LLC 3.75%–3.78%, 10/10/14(e)	4,425	3,518,743

		9,223,081

Total Bank Loans (cost $159,971,283)		135,384,874

AGENCIES–2.6%
Agency Debentures–2.6%
Federal Home Loan Bank 5.00%, 11/17/17	60,385	65,966,205
Federal Home Loan Mortgage Corp. 5.125%, 11/17/17	45,522	50,578,629
Federal National Mortgage Association 6.25%, 5/15/29	9,685	11,883,330

Total Agencies (cost $123,566,997)		128,428,164

INFLATION-LINKED SECURITIES–2.3%
United States–2.3%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $112,326,626)	106,609	113,339,011

GOVERNMENTS–SOVEREIGN BONDS–1.9%
Brazil–0.7%
Republic of Brazil 8.25%, 1/20/34	28,055	36,990,517

Peru–0.5%
Republic of Peru 8.375%, 5/03/16	6,815	8,297,263
9.875%, 2/06/15	14,380	18,233,840

		26,531,103

Poland–0.5%
Poland Government International Bond 6.375%, 7/15/19	20,005	22,377,593

Principal Amount (000)		U.S. $ Value

Russia–0.2%
Russian Federation 7.50%, 3/31/30(a)(b)	$10,368	$11,255,718

Total Governments–Sovereign Bonds (cost $83,099,545)		97,154,931

CMOS–1.0%
Non-Agency ARMS–0.9%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.297%, 2/25/36(d)	8,405	4,564,387
Series 2006-3, Class 22A1 5.948%, 5/25/36(d)	5,452	2,793,632
Series 2007-1, Class 21A1 5.619%, 1/25/47(d)	25,082	13,988,060
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A 4 5.122%, 5/25/35(d)	13,698	11,394,387
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.139%, 6/26/35(a)	1,837	1,793,746
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.901%, 5/25/36(d)	7,274	3,796,999
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 5.159%, 12/25/35(d)	6,794	6,319,149

		44,650,360

Non-Agency Floating Rate–0.1%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.901%, 12/25/35(e)	5,368	2,898,473
JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1 0.356%, 3/25/36(e)	1	787
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 0.576%, 10/19/34(e)	4,309	2,934,513

		5,833,773

Agency Fixed Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.553%, 5/28/35	1,605	1,460,403

Total CMOs (cost $79,675,915)		51,944,536

Schedule of Investments—Intermediate Duration Portfolio	11

Principal Amount (000)		U.S. $ Value

QUASI-SOVEREIGNS–0.8%
Quasi-Sovereign Bonds–0.8%
Russia–0.8%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)	$13,875	$13,320,000
7.75%, 5/29/18(a)	24,180	24,965,850

Total Quasi-Sovereigns (cost $37,269,536)		38,285,850

ASSET-BACKED SECURITIES–0.7%
Home Equity Loans–Floating Rate–0.5%
Bear Stearns Asset Backed Securities, Inc. Series 2007-HE3, Class M1 0.696%, 4/25/37(e)	10,375	244,902
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 0.506%, 1/20/35(e)	3,922	3,314,298
Home Equity Loan Trust Series 2007-FRE1, Class 2AV 2 0.406%, 4/25/37(e)	15,685	6,166,776
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.366%, 4/25/37(e)	4,252	4,007,068
Morgan Stanley Mortgage Loan Trust FRN Series 2006-17XS, Class A1 0.366%, 10/25/46(e)	4,332	4,098,474
Morgan Stanley Structured Trust Series 2007-1, Class A2 0.436%, 6/25/37(e)	9,105	2,644,125
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.476%, 2/25/37(e)	6,080	124,762
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 0.416%, 3/25/35(e)	222	219,627
Series 2005-RZ1, Class A2 0.446%, 4/25/35(e)	209	208,418
Residential Asset Securities Corp. Series 2003-KS3, Class A2 0.846%, 5/25/33(e)	298	196,266
Soundview Home Equity Loan Trust FRN Series 2007-OPT3, Class 2A2 0.376%, 8/25/37(e)	9,200	3,927,019

		25,151,735

Principal Amount (000)		U.S. $ Value

Home Equity Loans–Fixed Rate–0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.391%, 12/25/32	$2,886	$1,834,329
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	2,634	1,885,524
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	296	299,389

		4,019,242

Other ABS–Fixed Rate–0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)	3,700	3,478,000

Other ABS–Floating Rate–0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.366%, 2/25/47(a)(e)	7,100	213,000
SLM Student Loan Trust Series 2003-C, Class A1 0.399%, 9/15/16(e)	1,253	1,225,449

		1,438,449

Total Asset-Backed Securities (cost $81,302,558)		34,087,426

GOVERNMENTS–SOVEREIGN AGENCIES–0.5%
United Kingdom–0.5%
The Royal Bank of Scotland PLC 2.625%, 5/11/12(a) (cost $23,308,163)	23,310	23,656,317

EMERGING MARKETS–CORPORATE BONDS–0.1%
Industrial–0.1%
Energy–0.1%
Ecopetrol SA 7.625%, 7/23/19(a) (cost $3,948,997)	3,963	4,339,485

	Shares
PREFERRED STOCKS–0.0%
Non Corporate Sectors–0.0%
Agencies–Government Sponsored–0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%(d)	185,725	336,162

12	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association 8.25%(d)	$280,300	$451,283

Total Preferred Stocks (cost $11,650,625)		787,445

SHORT-TERM INVESTMENTS–9.9%
Time Deposit–9.8%
State Street Time Deposit 0.01%, 10/01/09	490,052	490,051,627

Repurchase Agreements–0.1%
ING Financial Markets, LLC 0.15%, dated 09/16/09 due 12/31/09 in the amount of $3,147,640 (collateralized by $2,198,000 U.S. Treasury Bill, 8.125%, due 5/15/21, value $3,120,808)	3,146	3,146,250

Principal Amount (000)		U.S. $ Value

ING Financial Markets, LLC 0.15%, dated 09/17/09 due 12/31/09 in the amount of $1,687,138 (collateralized by $11,380,000 U.S. Treasury Bill, 6.00%, due 2/15/26, value $1,712,276)	$1,686	$1,686,400

		4,832,650

Total Short-Term Investments (cost $494,884,277)		494,884,277

Total Investments—106.7% (cost $5,385,097,210)		5,341,655,058

Other assets less liabilities—(6.7)%		(334,263,841)

Net Assets—100.0%		$5,007,391,217

INTEREST RATE SWAP TRANSACTIONS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$498,000	9/17/10	3 Month LIBOR	2.780%	$10,938,593

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr Futures	612	December 2009	$70,171,014	$71,049,375	$878,361

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2009	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Canadian Dollar	Settling 10/28/09	86,805	$79,008,575	$81,080,881	$(2,072,306)
Canadian Dollar	Settling 10/28/09	43,107	39,857,452	40,264,762	(407,310)
Euro	Settling 11/16/09	2,692	3,901,596	3,938,892	(37,296)
Euro	Settling 11/17/09	1,320	1,930,447	1,931,561	(1,114)
Hungarian Forint	Settling 11/17/09	4,726,595	25,050,852	25,471,137	(420,285)
Hungarian Forint	Settling 11/17/09	463,475	2,457,877	2,497,619	(39,742)

REVERSE REPURCHASE AGREEMENTS (see Note 3)

Broker	Interest Rate	Maturity	Amount
ING Financial Markets, LLC	-2.50%	12/31/09	$3,142,973
ING Financial Markets, LLC	-2.50	12/31/09	1,664,760

			$4,827,733

Schedule of Investments—Intermediate Duration Portfolio	13

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the aggregate market value of these securities amounted to $258,287,330 or 5.2% of net assets.
(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2009.
(c)	When-Issued or delayed delivery security.
(d)	Variable rate coupon, rate shown as of September 30, 2009.
(e)	Floating Rate Security. Stated interest rate was in effect at September 30, 2009.
(f)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of this security amounted to $4,772,500.
(g)	Security is in default and is non-income producing.
(h)	This position or a portion of this position represents an unsettled loan purchase. At September 30, 2009, the market value and unrealized gain/(loss) of these unsettled loan purchases amounted to $5,082,439 and $215,592, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.
(i)	This position represents unfunded or partially unfunded loan commitments. Investments in unfunded loan commitments obligate the Fund to fund these commitments at the borrower’s discretion. At period end, the market value and unrealized gain/(loss) of these unfunded loan commitments amounted to $194,536 and $7,360, respectively. The coupon rate will be determined at the time of funding and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.
(j)	Pay-In-Kind Payments (PIK).
(k)	Illiquid security.
(l)	Fair valued.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2009, the fund’s total exposure to subprime investments was 1.21% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro Dollar

HUF—Hungarian Forint

Glossary:

ABS—Asset-Backed Securities

ARMS—Adjustable Rate Mortgages

CDO—Collateralized Debt Obligation

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

FRN—Floating Rate Note

LIBOR—London Interbank Offered Rates

LP—Limited Partnership

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

14	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

September 30, 2009

Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES–33.0%
Treasuries–33.0%
United States–33.0%
U.S. Treasury Notes 1.00%, 8/31/11	$48,641	$48,726,511
1.375%, 9/15/12(a)	41,000	40,929,521
1.50%, 7/15/12	23,556	23,673,780
1.75%, 8/15/12	50,000	50,515,600
3.50%, 12/15/09	5,000	5,033,985

Total Governments–Treasuries (cost $168,308,594)		168,879,397

CORPORATES–INVESTMENT GRADES–28.8%
Industrial–14.1%
Basic–0.7%
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	1,710	1,893,587
Praxair, Inc. 3.25%, 9/15/15	1,623	1,634,017

		3,527,604

Capital Goods–1.0%
Boeing Co. 5.00%, 3/15/14	1,210	1,319,443
General Dynamics Corp. 1.80%, 7/15/11	2,592	2,605,683
John Deere Capital Corp. 5.25%, 10/01/12	1,355	1,465,301

		5,390,427

Communications–Telecommunications–1.0%
AT&T, Inc. 4.85%, 2/15/14	2,000	2,127,390
Verizon Global Funding Corp. 7.375%, 9/01/12	999	1,135,088
Vodafone Group PLC 7.75%, 2/15/10	1,800	1,845,002

		5,107,480

Consumer Cyclical–Automotive–0.4%
Daimler Finance North America LLC 8.00%, 6/15/10	2,115	2,201,345

Consumer Cyclical–Entertainment–0.4%
The Walt Disney Co. 4.50%, 12/15/13	1,750	1,867,616

Consumer Cyclical–Restaurants–0.4%
McDonald’s Corp. 4.30%, 3/01/13	1,717	1,823,322

Principal Amount (000)		U.S. $ Value

Consumer Cyclical–Retailers–0.4%
Wal-Mart Stores, Inc. 4.55%, 5/01/13	$1,700	$1,834,830

Consumer Non-Cyclical–4.6%
Avon Products, Inc. 5.625%, 3/01/14	1,040	1,130,795
Baxter FinCo BV 4.75%, 10/15/10	1,690	1,756,659
Bottling Group LLC 5.00%, 11/15/13	1,693	1,835,270
6.95%, 3/15/14	1,600	1,864,723
Campbell Soup Co. 6.75%, 2/15/11	1,680	1,802,805
Coca-Cola Enterprises, Inc. 4.25%, 3/01/15	1,775	1,877,070
Colgate-Palmolive Co. Series F 3.15%, 8/05/15	496	508,673
Diageo Capital PLC 4.375%, 5/03/10	1,834	1,874,861
Genentech, Inc. 4.40%, 7/15/10	830	851,823
Kraft Foods, Inc. 4.125%, 11/12/09	481	482,621
Merck & Co., Inc. 1.875%, 6/30/11	2,760	2,790,581
Procter & Gamble Co. 3.15%, 9/01/15	5,133	5,179,792
4.60%, 1/15/14	1,680	1,804,816

		23,760,489

Energy–3.5%
Apache Corp. 5.25%, 4/15/13	1,400	1,501,892
BP Capital Markets PLC 1.55%, 8/11/11	2,883	2,892,756
Chevron Corp. 3.95%, 3/03/14	1,770	1,863,656
ConocoPhillips 4.75%, 2/01/14	1,755	1,888,154
Shell International Fin 3.25%, 9/22/15	4,672	4,702,246
Total Capitol SA 3.125%, 10/02/15(b)	5,100	5,075,112

		17,923,816

Services–0.4%
The Western Union Co. 5.40%, 11/17/11	2,165	2,306,335

Technology–1.3%
Cisco Systems, Inc. 5.25%, 2/22/11	1,710	1,802,412
Dell, Inc. 3.375%, 6/15/12	990	1,025,831
Hewlett-Packard Co. 2.95%, 8/15/12	645	661,316

Schedule of Investments—Short Duration Plus Portfolio	15

Principal Amount (000)		U.S. $ Value

Oracle Corp. 3.75%, 7/08/14	$1,921	$1,995,625
5.00%, 1/15/11	1,002	1,047,971

		6,533,155

		72,276,419

Financial Institutions–13.5%
Banking–10.6%
Bank of America Corp. 4.50%, 8/01/10	1,850	1,892,500
The Bank of New York Mellon Corp. 4.30%, 5/15/14	860	910,697
Barclays Bank PLC 5.20%, 7/10/14	4,329	4,572,796
BB&T Corporation 3.375%, 9/25/13	3,905	3,920,624
Citigroup, Inc. 6.375%, 8/12/14	2,932	3,031,365
Comerica, Inc. 4.80%, 5/01/15	700	619,250
Credit Suisse USA, Inc. 6.50%, 1/15/12	1,490	1,614,507
Deutsche Bank AG London 5.00%, 10/12/10	1,110	1,146,011
Fifth Third Bancorp 6.25%, 5/01/13	1,970	2,031,870
The Goldman Sachs Group, Inc. 3.625%, 8/01/12	1,235	1,267,850
4.75%, 7/15/13	1,865	1,946,301
JP Morgan Chase & Co. 7.875%, 6/15/10	2,035	2,127,544
Morgan Stanley 6.00%, 5/13/14	1,350	1,437,218
6.75%, 4/15/11	635	677,084
PNC Funding Corp. 4.25%, 9/21/15	5,000	5,019,650
Royal Bank of Canada 5.65%, 7/20/11	2,155	2,315,647
State Street Corp. 4.30%, 5/30/14	1,415	1,486,736
Union Planters Corp. 7.75%, 3/01/11	1,134	1,114,194
UnionBanCal Corp. 5.25%, 12/16/13	1,530	1,526,340
US Bancorp 2.125%, 2/15/13	3,475	3,459,168
4.20%, 5/15/14	1,815	1,896,662
Wells Fargo & Co. Series I 3.75%, 10/01/14(b)	5,178	5,152,089
Westpac Banking Corp. 4.20%, 2/27/15	5,000	5,081,910

		54,248,013

Principal Amount (000)		U.S. $ Value

Finance–0.8%
HSBC Finance Corp. 4.75%, 4/15/10	$2,130	$2,160,791
8.00%, 7/15/10	2,045	2,138,134

		4,298,925

Insurance–1.5%
Berkshire Hathaway Fin 4.00%, 4/15/12	2,260	2,369,343
Met Life Global Funding I 2.875%, 9/17/12(c)	3,500	3,485,451
WellPoint, Inc. 4.25%, 12/15/09	1,900	1,912,988

		7,767,782

Other Finance–0.2%
ORIX Corp. 5.48%, 11/22/11	920	875,131

REIT–0.4%
Simon Property Group LP 5.00%, 3/01/12	1,940	2,000,541

		69,190,392

Utility–1.2%
Electric–1.2%
National Rural Utilities Cooperative Finance Corp. 3.875%, 9/16/15	5,000	5,054,240
The Southern Co. 4.15%, 5/15/14	947	978,275

		6,032,515

Total Corporates–Investment Grades (cost $144,292,138)		147,499,326

MORTGAGE PASS-THRU’S–18.9%
Agency ARMS–10.6%
Federal Home Loan Mortgage Corp. Series 2005 4.794%, 5/01/35(d)	2,021	2,105,746
Series 2006 6.234%, 12/01/36(e)	1,485	1,570,545
Series 2007 5.14%, 9/01/37(e)	1,882	1,974,320
5.914%, 11/01/36(e)	2,801	2,951,987
6.074%, 1/01/37(e)	2,328	2,460,279
Federal National Mortgage Association Series 2003 4.762%, 12/01/33(d)	582	611,687
Series 2005 4.545%, 2/01/35(e)	3,283	3,367,228
4.66%, 10/01/35(d)	4,556	4,771,666
5.325%, 1/01/36(d)	3,099	3,236,193
Series 2006 3.705%, 1/01/36(d)	5,363	5,399,085

16	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

5.473%, 5/01/36(e)	$3,452	$3,634,660
5.66%, 7/01/36(d)	3,136	3,297,829
Series 2007 4.377%, 11/01/35(e)	2,871	2,987,309
5.528%, 2/01/37(e)	3,528	3,731,238
5.783%, 8/01/37(e)	9,669	10,260,786
Series 2009 4.906%, 7/01/38(d)	1,693	1,770,705

		54,131,263

Agency Fixed Rate 30-Year–7.9%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.50%, 12/01/33	3,481	3,748,060
Series 2008 6.00%, 8/01/38	9,219	9,742,106
Federal National Mortgage Association Series 2007 6.50%, 10/01/37	5,580	5,976,799
Series 2008 6.50%, 12/01/28–7/01/35	8,618	9,310,190
Government National Mortgage Association Series 2002 7.50%, 3/15/32	339	384,588
Series 2008 6.50%, 9/15/38	10,417	11,077,053

		40,238,796

Agency Fixed Rate 15-Year–0.4%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	149	162,269
Series 2001 6.00%, 11/01/16–12/01/16	890	955,863
Series 2002 6.00%, 2/01/17	720	773,126
8.00%, 8/01/16	297	317,460

		2,208,718

Total Mortgage Pass-Thru’s (cost $93,651,251)		96,578,777

ASSET-BACKED SECURITIES–11.6%
Autos–Fixed Rate–6.2%
Bank of America Auto Trust Series 2009-1A, Class A3 2.67%, 7/15/13(c)	3,940	4,008,497
Series 2009-2A, Class A4 3.03%, 10/15/16(c)	3,755	3,753,209
BMW Vehicle Lease Trust Series 2009-1, Class A3 2.91%, 3/15/12	1,745	1,778,101
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16	2,917	2,936,568

Principal Amount (000)		U.S. $ Value

Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14	$3,425	$3,423,454
Honda Auto Receivables Owner Trust Series 2009-3, Class A3 2.31%, 5/15/13	1,550	1,566,969
Hyundai Auto Receivables Trust Series 2009-A, Class A4 3.15%, 3/15/16	3,932	3,931,798
Nissan Auto Lease Trust Series 2009-A, Class A4 3.51%, 11/17/14	2,900	2,984,708
Series 2009-B, Class A3 2.07%, 1/15/15	2,500	2,508,504
Series 2009-B, Class A4 2.65%, 1/15/15	4,755	4,767,724

		31,659,532

Home Equity Loans–Fixed Rate–1.5%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	1,370	1,016,355
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	1,042	745,866
Series 2004-1, Class AF2 2.645%, 4/25/34	75	72,910
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	1,161	253,013
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB3, Class AF1 2.879%, 12/25/32	933	522,935
Series 2005-CB4, Class AF2 4.751%, 8/25/35	1,523	1,424,772
Series 2005-RP2, Class AF2 5.75%, 9/25/35(c)	777	726,802
Series 2007-CB4, Class A2A 5.844%, 4/25/37	586	520,042
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(c)	2,100	1,597,088
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37	1,081	104,167
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(f)(g)	13	165
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(c)(h)	3,359	588,729

		7,572,844

Other ABS–Fixed Rate–1.3%
John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13	2,275	2,302,889

Schedule of Investments—Short Duration Plus Portfolio	17

Principal Amount (000)		U.S. $ Value

Series 2009-A, Class A4 3.96%, 5/16/16	$1,600	$1,641,400
Nissan Auto Lease Trust Series 2009-A, Class A3 2.92%, 12/15/11	2,500	2,548,622

		6,492,911

Autos–Floating Rate–0.9%
Ford Credit Auto Owner Trust Series 2007-B, Class A3B 0.583%, 11/15/11(e)	1,840	1,838,389
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.316%, 4/20/13(e)	3,000	2,933,980

		4,772,369

Credit Cards–Fixed Rate–0.9%
BA Credit Card Trust Series 2006-A16, Class A16 4.72%, 5/15/13	2,210	2,286,976
Capital One Multi-Asset Execution Trust Series 2008-A5, Class A5 4.85%, 2/18/14	2,220	2,316,184

		4,603,160

Credit Cards–Floating Rate–0.4%
Chase Issuance Trust Series 2007-A1, Class A1 0.263%, 3/15/13(e)	2,405	2,389,104

Home Equity Loans–Floating Rate–0.4%
ACE Securities Corp. Series 2003-OP1, Class A2 0.606%, 12/25/33(e)	213	96,454
BNC Mortgage Loan Trust Series 2007-2, Class M5 1.146%, 5/25/37(e)	420	10,741
Countrywide Asset-Backed Certificates Series 2003-BC1, Class A1 1.046%, 3/25/33(e)	170	130,646
HFC Home Equity Loan Asset Backed Certificates Series 2006-1, Class M1 0.526%, 1/20/36(e)	717	563,310
Home Equity Mortgage Trust Series 2005-3, Class M1 0.786%, 11/25/35(e)	542	525,263
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.446%, 6/25/37(c)(e)	1,200	398,079
Lehman XS Trust Series 2005-5N, Class M2 3.545%, 11/25/35(e)	575	4,906
Novastar Home Loan Equity Series 2007-2, Class M1 0.546%, 9/25/37(e)	1,650	39,508
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(c)(e)	418	392,311

		2,161,218

Principal Amount (000)		U.S. $ Value

Other ABS–Floating Rate–0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.366%, 2/25/47(c)(e)	$635	$19,050

Total Asset-Backed Securities (cost $67,448,115)		59,670,188

AGENCIES–3.9%
Agency Debentures–3.9%
Bank of America Corp.–FDIC Insured 2.10%, 4/30/12	3,492	3,541,000
Citigroup, Inc.–FDIC Insured Series FXD 1.875%, 5/07/12	8,999	9,058,591
The Goldman Sachs Group, Inc.–FDIC Insured 3.25%, 6/15/12	3,975	4,148,433
Wells Fargo & Co.–FDIC Insured 3.00%, 12/09/11	3,068	3,177,270

Total Agencies (cost $19,498,127)		19,925,294

CMOS–2.9%
Non-Agency Floating Rate–1.0%
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 1.836%, 9/25/45(e)	516	256,230
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.751%, 11/25/46(e)	948	401,752
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 0.726%, 2/25/35(e)	1,804	441,357
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 0.436%, 8/25/47(e)	859	391,643
Lehman XS Trust Series 2006-3, Class M1 0.696%, 3/25/36(e)	1,150	6,865
Series 2007-2N, Class M1 0.586%, 2/25/37(e)	1,401	7,444
MLCC Mortgage Investors, Inc. Series 2003-F, Class A1 0.566%, 10/25/28(e)	1,279	1,044,713
Series 2004-A, Class A1 0.476%, 4/25/29(e)	1,058	723,602
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.95%, 2/25/42(c)(e)	1,296	1,212,120
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.476%, 5/25/35(e)	123	84,609

18	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

WaMu Mortgage Pass Through Certificates Series 2006-AR11, Class 1A 2.011%, 9/25/46(e)	$967	$509,865
Series 2006-AR4, Class 1A1B 1.991%, 5/25/46(e)	647	229,129

		5,309,329

Non-Agency Fixed Rate–0.8%
American Home Mortgage Investment Trust Series 2004-3, Class MF1 5.35%, 10/25/34	1,690	253,429
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36	54	53,307
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	753	675,499
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36	2,980	2,722,154
Structured Asset Securities Corp. Series 2006-RM1, Class AIO 5.00%, 8/25/46(c)(h)	3,104	487,946

		4,192,335

Agency Fixed Rate–0.8%
Fannie Mae REMIC Series 2005-86, Class WH 5.00%, 11/25/25	1,529	1,554,468
Series 2006-50, Class PA 5.00%, 4/25/27	1,777	1,822,068
Government National Mortgage Association Series 2006-51, Class IO 0.938%, 8/16/46(h)	11,251	520,102

		3,896,638

Non-Agency ARMS–0.2%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.297%, 2/25/36(d)	1,728	938,243

Agency Floating Rate–0.1%
Freddie Mac Reference REMIC Series R008, Class FK 0.643%, 7/15/23(e)	625	616,917

Total CMOs (cost $24,492,982)		14,953,462

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.4%
Non-Agency Fixed Rate CMBS–1.6%
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	2,550	2,559,515

Principal Amount (000)		U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	$2,030	$2,016,290
LB-UBS Commercial Mortgage Trust Series 2003-C5, Class A3 4.254%, 7/15/27	3,428	3,503,121

		8,078,926

Non-Agency Floating Rate CMBS–0.8%
Commercial Mortgage Pass-Through Certificates Series 2007-FL14, Class C 0.543%, 6/15/22(c)(e)	1,361	579,573
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.713%, 10/15/21(c)(e)	2,000	868,294
Series 2007-TFLA, Class A2 0.363%, 2/15/22(c)(e)	3,000	1,816,830
Morgan Stanley Capital I Series 2005-XLF, Class G 0.614%, 8/15/19(c)(e)	454	432,892
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.643%, 9/15/21(c)(e)	1,300	333,254
Series 2007-WHL8, Class E 0.643%, 6/15/20(c)(e)	1,000	168,200

		4,199,043

Total Commercial Mortgage-Backed Securities (cost $16,916,613)		12,277,969

INFLATION-LINKED SECURITIES–2.2%
United States–2.2%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $11,144,587)	10,582	11,250,494

SHORT-TERM INVESTMENTS–1.3%
Commercial Paper–1.1%
Royal Bank of Canada NY 2.25%, 3/15/13	5,817	5,813,356

Time Deposit–0.2%
State Street Time Deposit 0.01%, 10/01/09	833	832,803

Total Short-Term Investments (cost $6,646,159)		6,646,159

Total Investments—105.0% (cost $552,398,566)		537,681,066

Other assets less liabilities—(5.0)%		(25,795,001)

Net Assets—100.0%		$511,886,065

Schedule of Investments—Short Duration Plus Portfolio	19

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	540	December 2009	$116,685,678	$117,163,125	$477,447
Sold Contracts
U.S. T-Note 10 Yr Futures	251	December 2009	29,221,258	29,700,359	(479,101)
U.S. T-Note 5 Yr Futures	857	December 2009	98,511,535	99,492,344	(980,809)

					$(982,463)

REVERSE REPURCHASE AGREEMENTS (see Note 3)

Broker	Interest Rate		Maturity	Amount
ING Financial Markets, LLC	-0.02	%*	10/15/09	$4,981,206
Jefferies Group, Inc.	0.00		10/15/09	35,775,000

				$40,756,206

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of this security amounted to $40,929,521.
(b)	When-Issued or delayed delivery security.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the aggregate market value of these securities amounted to $20,868,325 or 4.1% of net assets.
(d)	Variable rate coupon, rate shown as of September 30, 2009.
(e)	Floating Rate Security. Stated interest rate was in effect at September 30, 2009.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.0% of net assets as of September 30, 2009, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37	4/4/2007	$13,205	$165	0.0%

(g)	Fair valued.
(h)	IO—Interest Only
*	Interest payment due from counterparty.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2009, the fund’s total exposure to subprime investments was 3.39% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

Glossary:

ABS—Asset-Backed Securities

ARMS—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

FDIC—Federal Deposit Insurance Corporation

LP—Limited Partnership

REIT—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

20	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

U.S. Government Short Duration Portfolio

September 30, 2009

Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES–89.5%
United States–89.5%
U.S. Treasury Notes 1.00%, 8/31/11	$15,056	$15,082,468
1.375%, 9/15/12(a)	34,000	33,941,554
1.75%, 8/15/12	30,508	30,822,599
3.50%, 12/15/09	74,200	74,704,337

Total Governments–Treasuries (cost $154,320,068)		154,550,958

MORTGAGE PASS-THRU’S–15.2%
Agency ARMS–7.8%
Federal Home Loan Mortgage Corp. Series 2005 4.794%, 5/01/35(b)	585	609,908
Federal National Mortgage Association Series 2003 4.762%, 12/01/33(b)	1,591	1,671,216
Series 2005 4.545%, 2/01/35(c)	1,016	1,042,136
5.325%, 1/01/36(b)	907	947,178
Series 2006 3.705%, 1/01/36(b)	1,930	1,942,572
5.66%, 7/01/36(b)	1,336	1,405,557
Series 2007 4.377%, 11/01/35(c)	918	954,733
5.528%, 2/01/37(c)	1,470	1,554,682
5.783%, 8/01/37(c)	938	995,464
Series 2009 4.906%, 7/01/38(b)	2,286	2,390,452

		13,513,898

Agency Fixed Rate 30-Year–7.0%
Federal Home Loan Mortgage Corp. Series 2007 6.00%, 8/01/37	42	44,176
Federal National Mortgage Association Series 2006 6.50%, 11/01/36	1,678	1,797,150
Series 2007 6.50%, 10/01/37	3,798	4,068,056
Series 2008 6.00%, 5/01/38	1,087	1,148,936
6.50%, 12/01/28	1,605	1,732,639
Government National Mortgage Association Series 2008 6.50%, 9/15/38	3,110	3,307,137

		12,098,094

Principal Amount (000)		U.S. $ Value

Agency Fixed Rate 15-Year–0.4%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	$53	$57,953
Series 2001 6.00%, 11/01/16	388	416,544
Series 2002 8.00%, 8/01/16	112	120,222

		594,719

Total Mortgage Pass-Thru’s (cost $25,537,449)		26,206,711

AGENCIES–5.5%
Agency Debentures–5.5%
Bank of America Corp.–FDIC Insured 2.10%, 4/30/12	3,005	3,047,166
Citigroup, Inc.–FDIC Insured 2.875%, 12/09/11	2,775	2,864,597
Morgan Stanley–FDIC Insured 2.25%, 3/13/12	1,645	1,675,100
Wells Fargo & Co.–FDIC Insured 3.00%, 12/09/11	1,926	1,994,596

Total Agencies (cost $9,363,874)		9,581,459

INFLATION-LINKED SECURITIES–2.2%
United States–2.2%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $3,786,078)	3,593	3,820,201

CMOS–0.8%
Agency Fixed Rate–0.6%
Fannie Mae REMICS Series 2005-86, Class WH 5.00%, 11/25/25	455	462,639
Series 2006-50, Class PA 5.00%, 4/25/27	528	541,051

		1,003,690

Non-Agency Floating Rate–0.1%
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 1.836%, 9/25/45(c)	91	44,984
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 0.436%, 8/25/47(c)	180	82,245
MLCC Mortgage Investors, Inc. Series 2004-A, Class A1 0.476%, 4/25/29(c)	188	128,760

		255,989

Schedule of Investments—U.S. Government Short Duration Portfolio	21

Principal Amount (000)		U.S. $ Value

Agency Floating Rate–0.1%
Federal Home Loan Mortgage Corp. Series T-72, Class A1 0.451%, 3/25/36(c)	$245	$217,847

Total CMOs (cost $1,696,782)		1,477,526

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.5%
Non-Agency Fixed Rate CMBS–0.5%
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49 (cost $866,434)	873	834,723

ASSET-BACKED SECURITIES–0.3%
Autos–Fixed Rate–0.2%
Volkswagen Auto Loan Enhanced Trust Series 2008-1, Class A2 3.71%, 4/20/11	335	336,923

Autos–Floating Rate–0.1%
World Omni Auto Receivables Trust Series 2008-A, Class A2 1.243%, 3/15/11(c)	166	166,445

Principal Amount (000)		U.S. $ Value

Home Equity Loans–Fixed Rate–0.0%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	$249	$54,217

Home Equity Loans–Floating Rate–0.0%
ACE Securities Corp. Series 2003-OP1, Class A2 0.606%, 12/25/33(c)	32	14,658

Total Asset-Backed Securities (cost $782,451)		572,243

SHORT-TERM INVESTMENTS–9.3%
Time Deposit–9.3%
State Street Time Deposit 0.01%, 10/01/09 (cost $16,000,615)	16,001	16,000,615

Total Investments—123.3% (cost $212,353,751)		213,044,436

Other assets less liabilities—(23.3)%		(40,303,682)

Net Assets—100.0%		$172,740,754

REVERSE REPURCHASE AGREEMENTS (see Note 3)

Broker	Interest Rate		Maturity	Amount
ING Financial Markets, LLC	-0.02	%*	10/15/09	$19,924,823
Jefferies Group, Inc.	0.00		10/15/09	9,937,500

				$29,862,323

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of this security amounted to $29,948,430.
(b)	Variable rate coupon, rate shown as of September 30, 2009.
(c)	Floating Rate Security. Stated interest rate was in effect at September 30, 2009.
*	Interest payment due from counterparty.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2009, the fund’s total exposure to subprime investments was 0.11% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

Glossary:

ARMS—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMO—Collateralized Mortgage Obligations

REMIC—Real Estate Mortgage Investment Conduit

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

22	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

SCB–TAX–1944–0909

Sanford C. Bernstein Fund, Inc.

September 30, 2009

Schedule of Investments To the Annual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (six of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 25, 2009

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

September 30, 2009

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–83.4%
Long-Term Municipal Bonds–75.2%
Alabama–1.9%
Alabama Pub Sch & Clg Auth MBIA-RE 5.75%, 8/01/10	$8,435	$8,590,120

Arizona–4.4%
Arizona Hlth Fac Auth (Phoenix Childrens Hospital) 1.40%, 2/01/42(a)	955	815,350
Pima Cnty AZ GO Series 2009 4.00%, 7/01/11	6,520	6,859,757
Salt River Proj Agric Imp & Pwr Dist AZ Series 2002C 5.00%, 1/01/12	11,515	12,524,060

		20,199,167

California–7.2%
California Econ Recovery (California Econ Rec Spl Tax) Series B 5.00%, 7/01/23(b)	10,300	10,815,198
San Diego Cnty CA Wtr Auth MBIA Series 1991B 6.30%, 4/21/11(a)	15,100	15,560,399
San Francisco City/Cnty CA Arpt Commn (San Francisco Intl Airport) Series 2008A 6.75%, 5/01/19(b)	6,400	6,760,640

		33,136,237

Colorado–0.8%
Colorado HFA SFMR (Colorado HFA) 7.25%, 5/01/27	81	82,831
Denver City & Cnty Co. Exc Tax FSA Series A 5.00%, 9/01/10	2,890	3,005,455
Denver Co. Hlth & Hosp Auth Series A 5.00%, 12/01/10	405	412,092
Todd Creek Farms Met Dist #1 Co. 4.75%, 12/01/09(c)	100	53,079

		3,553,457

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	588	422,978

Principal Amount (000)		U.S. $ Value

District Of Columbia–0.6%
District of Columbia GO FSA Series 1999B 5.50%, 6/01/10	$1,495	$1,543,542
District of Columbia HFA SFMR (District of Columbia HFA) Series A 6.85%, 6/01/31	45	45,039
Metro Washington Arpt Auth VA AMBAC Series A 5.00%, 10/01/10	1,000	1,035,630

		2,624,211

Florida–8.2%
Citizens Ppty Ins Corp. FL MBIA 5.00%, 3/01/10	600	609,756
Series A-1 5.00%, 6/01/11	5,400	5,539,482
Dupree Lakes CDD FL 5.00%, 11/01/10	60	41,752
Florida Brd of Ed GO (Florida GO) Series 2005 C 5.00%, 6/01/12	5,000	5,482,650
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series B 5.00%, 7/01/10	1,880	1,940,592
Florida Dept Evnrn Protn Presv 2000 (Florida Documentary Stamp Tax) MBIA-RE Series 2000A 5.75%, 7/01/12	7,515	7,820,109
Florida Hurricane Catastr Fd Fin Corp. MBIA 5.00%, 7/01/11	5,745	6,034,893
Hammock Bay CDD FL Series B 5.375%, 5/01/11	60	59,336
Harbor Bay CDD FL Series B 6.35%, 5/01/10	110	93,222
Heritage Plantation CDD FL Series B 5.10%, 11/01/13	150	80,038
Live Oak CDD FL Series B 5.00%, 11/01/09(c)	265	137,972
Meadow Pointe III CDD FL Series 2004-1 4.80%, 11/01/09	120	119,782
Palm Beach Cnty FL Sch Brd COP FGIC Series B 5.00%, 8/01/25(b)	8,000	8,266,960
Parker Rd CDD FL Series B 5.35%, 5/01/15	520	327,626

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Parkway Center CDD FL Series B 5.625%, 5/01/14	$200	$163,544
Paseo CDD FL Series B 4.875%, 5/01/10(c)	945	504,725
Riverwood Estates CDD FL Series B 5.00%, 5/01/13(c)(d)	540	135,000
Rolling Hills CDD FL Series B 5.125%, 11/01/13	115	79,823

		37,437,262

Georgia–6.9%
Atlanta GA GO Series 2009A 4.00%, 7/01/11	1,595	1,654,765
Burke Cnty GA Dev Auth (Oglethorpe Power Corp.) AMBAC Series 2006C-1 4.625%, 1/01/37(b)	6,350	6,429,121
Series F 6.50%, 1/01/39(b)	3,300	3,497,208
Gainesville GA Redev Auth (Gainesville GA GO) Series 2009B 3.00%, 11/15/10	1,935	1,989,180
George l Smith II GA Wrld Cngrss Ctr Au MBIA Series 2000 6.00%, 7/01/10	3,560	3,659,787
Georgia HFA SFMR (Georgia HFA) 4.875%, 12/01/15	30	30,040
Gwinnett Cnty GA SD GO Series 2007 5.00%, 2/01/10	1,540	1,563,131
Henry Cnty GA GO Series 2009 4.00%, 7/01/10	10,660	10,943,556
Whitfield Cnty GA SD GO Series 2009 5.00%, 4/01/11	1,905	2,025,529

		31,792,317

Guam–0.1%
Guam Wtrworks Auth COP 5.18%, 7/01/15 (Prerefunded/ETM)	490	499,193

Illinois–2.5%
Chicago IL GO FGIC 6.00%, 1/01/28 (Prerefunded/ETM)	4,045	4,253,803
Cortland IL SSA #10 5.125%, 3/01/14	251	228,350
Illinois GO FSA 5.00%, 9/01/10	4,235	4,395,125

Principal Amount (000)		U.S. $ Value

Series 2009 A 4.00%, 9/01/11	$2,315	$2,433,135
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	158	132,677

		11,443,090

Indiana–0.7%
Indianapolis IN Gas Util Series 2009A 4.00%, 6/01/10	2,000	2,040,680
Jasper Cnty IN PCR (No. Indiana Pub Serv Company) MBIA 4.15%, 8/01/10	1,325	1,331,651

		3,372,331

Iowa–3.7%
Tobacco Settlement Auth Iowa 5.60%, 6/01/35 (Prerefunded/ETM)	15,480	16,720,567

Kentucky–0.7%
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) 4.00%, 2/01/11	3,125	3,252,000

Louisiana–0.5%
Isabella Lakes CDD LA 6.00%, 8/01/22	515	338,000
New Orleans LA GO RADIAN Series A 5.00%, 12/01/09	1,390	1,392,988
Whispering Springs CDD LA 5.20%, 10/01/21	670	452,853

		2,183,841

Massachusetts–2.4%
Massachusetts GO Series 2004C 5.25%, 1/01/17 (Prerefunded/ETM)	6,400	6,742,976
Series A 5.50%, 1/01/11	2,315	2,453,298
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series 2008 5.00%, 7/01/10	1,950	1,984,242

		11,180,516

Michigan–1.5%
Detroit MI Swr Disp FSA 1.00%, 7/01/32(a)	1,540	1,197,042
Michigan Trunk Line Spl Tax FSA Series 05B 5.00%, 9/01/11	5,190	5,536,017

		6,733,059

2	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

Missouri–1.0%
St. Louis MO Arpt MBIA Series 2001A 5.125%, 7/01/22 (Prerefunded/ETM)	$4,045	$4,347,202

Nevada–0.0%
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13	85	40,108

New Jersey–4.4%
New Jersey COP Series 2004 A 5.00%, 6/15/11	4,600	4,872,274
New Jersey COP (New Jersey COP Equip Purchase) Series 2008 5.00%, 6/15/11	2,200	2,330,218
New Jersey Trnsp Corp. COP AMBAC Series B 5.50%, 9/15/10	7,295	7,541,644
Tobacco Settlement Mgmt Auth SC 5.00%, 6/01/13 (Prerefunded/ETM)	4,980	5,489,603

		20,233,739

New York–9.0%
Erie Cnty NY Tob Asset Sec 6.50%, 7/15/24 (Prerefunded/ETM)	5,890	6,227,379
New York NY GO Series 2008J 5.00%, 8/01/11	1,670	1,788,102
Series C 5.00%, 8/01/11	3,495	3,742,166
New York NY Trnsl Fin Auth Series A-1 5.00%, 11/01/10	1,115	1,168,342
Series B 5.25%, 2/01/29(e)	7,930	8,349,894
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 D 5.00%, 6/15/12	6,905	7,619,875
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	3,400	3,409,826
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/11	8,250	8,720,250

		41,025,834

North Carolina–2.2%
Mecklenburg Cnty NC Pub Fac Corp. COP (Mecklenburg Cnty NC Lease) Series 2009 5.00%, 3/01/12	4,365	4,751,652

Principal Amount (000)		U.S. $ Value

North Carolina GO 5.00%, 10/01/10	$5,090	$5,316,708

		10,068,360

Ohio–1.0%
Cleveland OH Arpt Sys Series 2009C 5.00%, 1/01/12	1,250	1,327,987
Ohio HFA SFMR 3.30%, 9/01/30	785	777,072
Ohio Turnpike Comm (Ohio Turnpike) FSA Series 2001B 5.50%, 2/15/12	2,400	2,625,936

		4,730,995

Oregon–0.6%
Oregon Dept of Admin Svcs (Oregon Lottery) Series 2009C 5.00%, 4/01/11	1,470	1,559,611
Oregon Hsg & Cmnty Svc SFMR (Oregon Hsg & Cmnty Svc) 3.20%, 7/01/33	1,430	1,402,387

		2,961,998

Pennsylvania–5.1%
Allegheny Cnty PA Hosp Dev Auth Series 2000 9.25%, 11/15/30 (Prerefunded/ETM)	7,835	8,747,542
Series B 9.25%, 11/15/22 (Prerefunded/ETM)	430	480,082
Allegheny Cnty PA Hosp Dev Auth (UPMC Health Sys) Series 2008A 5.00%, 9/01/11	5,600	5,984,272
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series A 5.00%, 11/15/10	1,020	1,026,518
Bucks Cnty PA IDA (Waste Management, Inc.) 3.90%, 12/01/22(b)	1,245	1,246,892
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 4.60%, 7/01/15	325	296,654
Philadelphia PA Parking Auth Series 2008 5.00%, 9/01/10	3,240	3,312,900
Pittsburgh PA GO Series 2008A-1 5.00%, 9/01/10	2,270	2,321,484

		23,416,344

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value

Puerto Rico–3.5%
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) Series 2008 5.00%, 12/01/10	$5,875	$6,081,330
Puerto Rico Pub Fin Corp. (Puerto Rico Appropriation) FGIC Series A 5.25%, 8/01/31(b)	1,500	1,547,490
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39(b)	7,885	8,217,984

		15,846,804

Texas–5.0%
Austin TX Utils Sys FSA 5.00%, 11/15/10	4,000	4,145,520
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H-1 5.00%, 1/01/43(b)	4,735	4,919,665
San Antonio TX Elec & Gas Series 2000A 5.75%, 2/01/14 (Prerefunded/ETM)	2,455	2,497,226
Texas Mun Gas Acq & Supply Corp. II (JP Morgan Chase) Series 2007A 0.60%, 9/15/10(a)	1,270	1,257,795
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 5.00%, 8/15/42(b)	5,595	5,679,261
Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/11	2,850	3,028,125
Titus Cnty TX Fresh Wtr (Southwestern Electric Power Co.) 4.50%, 7/01/11	1,470	1,513,835

		23,041,427

Utah–1.1%
Intermountain Pwr Agy UT Series 2009A 5.00%, 7/01/11	4,545	4,834,744

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15	349	340,352

Total Long-Term Municipal Bonds (cost $341,866,788)		344,028,253

Short-Term Municipal Notes–8.2%
Colorado–1.3%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.30%, 9/01/37(f)	2,600	2,600,000

Principal Amount (000)		U.S. $ Value

0.35%, 2/01/34(f)	$1,700	$1,700,000
0.35%, 5/01/38(f)	1,400	1,400,000
Series A-5 0.35%, 4/01/34(f)	200	200,000

		5,900,000

Florida–2.8%
Broward Cnty FL Edl Facs Auth (Nova Southeastern Univ) Series 2008A 0.30%, 4/01/38(f)	2,600	2,600,000
Lee Memorial Hlth Sys FL 0.30%, 4/01/33(f)	6,500	6,500,000
Orange Cnty FL Sch Brd COP Series 2008E 0.32%, 8/01/22(f)	1,200	1,200,000
Sarasota Cnty FL CCRC (Gunridge on Palmer Ranch) Series 2006 0.43%, 6/01/36(f)	2,400	2,400,000

		12,700,000

Kentucky–1.2%
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) 0.30%, 8/15/38(f)	5,500	5,500,000

Massachusetts–1.0%
Massachusetts GO Series 00A 0.39%, 12/01/30(f)	4,400	4,400,000

Nevada–0.3%
Reno (Retral-Reno Transp Rail Access Corridor Proj) 0.32%, 6/01/42(f)	1,600	1,600,000

Tennessee–0.3%
Clarksville TN Pub Bldg Auth (Morristown Loans Proj) Series 2008 0.30%, 7/01/35(f)	1,600	1,600,000

Virginia–1.3%
Norfolk VA Redev & Hsg Auth (Old Dominion Univ Real Estate Fndtn) Series 2008 0.30%, 8/01/33(f)	5,800	5,800,000

Total Short-Term Municipal Notes (cost $37,500,000)		37,500,000

Total Municipal Obligations (cost $379,366,788)		381,528,253

AGENCIES–10.1%
Other–10.1%
Federal Home Loan Banks 2.25%, 4/13/12 (cost $45,970,744)	45,340	46,333,853

4	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–0.0%
Time Deposit–0.0%
State Street Time Deposit 0.01%, 10/01/09 (cost $54,451)	$54	$54,451

Total Investments—93.5% (cost $425,391,983)		427,916,557

Other assets less liabilities—6.5%		29,598,282

Net Assets—100.0%		$457,514,839

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2009.
(b)	Variable rate coupon, rate shown as of September 30, 2009.
(c)	Illiquid security.
(d)	Security is in default and is non-income producing.
(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2009.
(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2009, the Portfolio held 22.0% of net assets in insured bonds (of this amount 8.5% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AMBAC—Ambac Assurance Corporation

CCRC—Congregate Care Retirement Center

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance Inc.

GO—General Obligation

HFA—Housing Finance Authority

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

MBIA—MBIA Insurance Corporation†

MBIA-RE—MBIA Reinsuring FGIC

MFHR—Multi-Family Housing Revenue

PCR—Pollution Control Revenue Bond

RADIAN—Radian Asset Assurance Inc.

SD—School District

SFMR—Single Family Mortgage Revenue

SSA—Special Services Area

UPMC—University of Pittsburgh Medical Center

† MBIA—Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Muni Portfolio

September 30, 2009

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–91.3%
Long-Term Municipal Bonds–80.1%
California–59.8%
California Econ Recovery (California Econ Rec Spl Tax) Series A 5.25%, 7/01/12	$2,000	$2,189,720
Series B 5.00%, 7/01/23(a)	3,855	3,949,540
California GO 5.00%, 2/01/11	3,000	3,139,710
5.25%, 2/01/11	1,320	1,385,789
California Hlth Fac Fin Auth (Stanford Hosp) Series A-3 3.45%, 11/15/40(a)	1,500	1,532,250
California Infra & Eco Dev Bk (Pacific Gas & Electric Company) 3.75%, 11/01/26(a)	1,400	1,407,280
California Statewide CDA (Enloe Med Ctr) Series A 5.00%, 8/15/10	1,000	1,024,250
Industry CA GO Series 2009 B 4.00%, 7/01/11	1,720	1,810,248
Inland Valley CA Dev Agy (Inland Valley CA Dev Agy Tax Alloc) Series 2009A 5.25%, 4/01/11	1,405	1,459,022
Kern CA CCD COP AMBAC 5.00%, 1/01/25(a)	3,190	3,248,760
LA Cnty CA Reg Pk & Open Space MBIA Series A 5.00%, 10/01/10	4,000	4,177,760
Long Beach CA USD GO Series 2008A 5.00%, 8/01/11	1,625	1,749,735
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) MBIA-RE 5.00%, 9/01/10	680	700,067
M-S-R Pub Pwr Agy CA MBIA 5.00%, 7/01/11	3,410	3,601,915

Schedule of Investments—Short Duration California Muni Portfolio	5

Principal Amount (000)		U.S. $ Value

Northern CA Gas Auth (Morgan Stanley) 5.00%, 7/01/10	$1,075	$1,100,262
Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) 5.00%, 7/01/11	1,800	1,909,296
Port of Oakland CA MBIA 5.00%, 11/01/10	2,325	2,366,734
Poway CA USD PFA Lease (Poway CA USD Lease) FSA Zero Coupon, 12/01/39	1,880	1,846,273
Riverside Cnty CA Trnsp Commn 5.00%, 6/01/29 (Prerefunded/ETM)(a)	4,245	4,274,290
Sacramento CA Fin Auth AMBAC 5.50%, 12/01/20 (Prerefunded/ETM)	3,600	3,893,868
San Diego Cnty CA Wtr Auth MBIA Series 1991B 6.30%, 4/21/11(b)	4,300	4,431,107
San Francisco City/Cnty CA Arpt Commn (San Francisco Intl Airport) MBIA 5.50%, 5/01/11	685	713,777
Series 2008A 6.75%, 5/01/19(a)	2,505	2,646,157
San Francisco City/Cnty CA GO Series 2009A 5.00%, 6/15/11	2,540	2,721,381
San Francisco City/Cnty CA Redev (San Francisco CA City/Cnty Redev Projs) MBIA 5.00%, 8/01/10	2,725	2,819,040
San Joaquin Cnty CA Trnsp Auth 5.00%, 4/01/11	3,690	3,857,120
Santa Marg/Dana Pt ID #3,3A,4,4A CA MBIA Series 1994 7.25%, 8/01/11	1,100	1,190,398

		65,145,749

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	169	121,570

Florida–2.0%
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	160	99,651

Principal Amount (000)		U.S. $ Value

Florida Hurricane Catastr Fd Fin Corp. MBIA 5.00%, 7/01/11	$1,400	$1,470,644
Hammock Bay CDD FL Series B 5.375%, 5/01/11	50	49,447
Lake Ashton II CDD FL Series B 5.00%, 11/01/11	190	102,410
Live Oak CDD FL Series B 5.00%, 11/01/09(c)	100	52,065
Palm Glades CDD FL Series B 4.85%, 8/01/11	165	109,761
Paseo CDD FL 5.00%, 2/01/11(c)	280	161,907
Series B 4.875%, 5/01/10(c)	75	40,058
Stoneybrook CDD FL Series B 5.45%, 11/01/15(c)	190	89,808
Tern Bay CDD FL Series B 5.00%, 5/01/15(c)(d)	105	36,749

		2,212,500

Georgia–2.9%
Burke Cnty GA Dev Auth (Oglethorpe Power Corp.) AMBAC Series 2006C-1 4.625%, 1/01/37(a)	2,100	2,126,166
Series F 6.50%, 1/01/39(a)	1,000	1,059,760

		3,185,926

Guam–0.1%
Guam Wtrworks Auth COP 5.18%, 7/01/15 (Prerefunded/ETM)	132	134,703

Illinois–0.1%
Cortland IL SSA #10 5.125%, 3/01/14	154	140,103

Indiana–0.1%
South Bend IN Econ Dev (One Michiana Square Proj) 1.00%, 10/01/09(a)(c)(d)	190	95,000

Louisiana–0.3%
Coves of The Highland CDD LA 5.60%, 11/01/21(c)	200	41,168
Isabella Lakes CDD LA 6.00%, 8/01/22	200	131,262
Orange Grove CDD LA 5.30%, 11/01/21	135	104,392

		276,822

6	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

New Jersey–4.2%
Tobacco Settlement Auth NJ 5.75%, 6/01/32 (Prerefunded/ETM)	$4,200	$4,570,356

Pennsylvania–0.8%
Beaver Cnty PA IDA (Cleveland Electric Illum) 7.125%, 6/01/28(a)	800	844,616

Puerto Rico–8.6%
Children’s Trust Fd Puerto Rico 5.75%, 7/01/12 (Prerefunded/ETM)	3,170	3,292,552
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/09	2,655	2,671,966
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/10	920	936,505
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39(a)	2,345	2,444,029

		9,345,052

Virginia–0.5%
Amelia Cnty VA IDA (Waste Management, Inc.) 4.80%, 4/01/27(a)	460	463,091
Broad Street CDA VA 7.125%, 6/01/15	123	119,952

		583,043

West Virginia–0.6%
West Virginia EDA (Appalachian Power Company) 7.125%, 12/01/38(a)	630	648,963

Total Long-Term Municipal Bonds (cost $86,931,728)		87,304,403

Short-Term Municipal Notes–11.2%
California–9.6%
California Infra & Eco Dev Bk (Jewish Cmnty Ctr San Francisco) 0.28%, 12/01/31(e)	1,600	1,600,000
California Statewide CDA (John Muir Health) Series 2008C 0.24%, 8/15/27(e)	1,400	1,400,000
California Statewide CDA (North Peninsula Jewish Campus) 0.28%, 7/01/34(e)	1,700	1,700,000
Golden Empire Sch Fin Auth CA (Kern CA HSD Lease) 5.00%, 5/01/10	3,000	3,050,910
Irvine Ranch Wtr Dist CA 0.27%, 10/01/41(e)	2,700	2,700,000

		10,450,910

Principal Amount (000)		U.S. $ Value

Florida–1.6%
Citizens Ppty Ins Corp. FL Series 2009A2 4.50%, 6/01/10	$1,800	$1,821,438

Total Short-Term Municipal Notes (cost $12,244,352)		12,272,348

Total Municipal Obligations (cost $99,176,080)		99,576,751

AGENCIES–11.3%
Other–11.3%
Federal Home Loan Banks 2.25%, 4/13/12 (cost $12,217,879)	12,000	12,263,040

SHORT-TERM INVESTMENTS–0.0%
Time Deposit–0.0%
State Street Time Deposit 0.01%, 10/01/09 (cost $1,292)	1	1,292

Total Investments—102.6% (cost $111,395,251)		111,841,083

Other assets less liabilities—(2.6)%		(2,801,275)

Net Assets—100.0%		$109,039,808

(a)	Variable rate coupon, rate shown as of September 30, 2009.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2009.
(c)	Illiquid security.
(d)	Security is in default and is non-income producing.
(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2009, the Portfolio held 29.9% of net assets in insured bonds (of this amount 11.9% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

FSA—Financial Security Assurance Inc.

Schedule of Investments—Short Duration California Muni Portfolio	7

GO—General Obligation

HFA—Housing Finance Authority

HSD—High School District

ID—Improvement District

IDA—Industrial Development Authority/Agency

MBIA—MBIA Insurance Corporation†

MBIA-RE—MBIA Reinsuring FGIC

MFHR—Multi-Family Housing Revenue

PFA—Public Finance Authority

SSA—Special Services Area

USD—Unified School District

† MBIA—Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Muni Portfolio

September 30, 2009

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–87.9%
Long-Term Municipal Bonds–76.0%
New York–61.0%
Erie Cnty NY IDA (Buffalo NY SD) FSA Series A 5.00%, 5/01/11	$3,585	$3,787,266
Erie Cnty NY Tob Asset Sec 6.25%, 7/15/40 (Prerefunded/ETM)	5,250	5,540,587
Long Island Pwr Auth NY AMBAC 5.00%, 4/01/10	2,860	2,908,849
MBIA 5.00%, 5/01/11	1,770	1,861,633
Metropolitan Trnsp Auth NY FGIC Series A 5.25%, 11/15/22 (Prerefunded/ETM)	1,830	2,006,613
Series A 5.25%, 7/01/28 (Prerefunded/ETM)	2,975	3,217,165
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/11	1,060	1,137,942
Nassau Cnty NY GO 4.00%, 5/01/11	2,625	2,747,535
FSA Series F 7.00%, 3/01/10	3,030	3,110,568
Series 2009 F 5.00%, 10/01/11	1,000	1,076,720
New York NY GO Series 2008J 5.00%, 8/01/11	2,650	2,837,408
Series C 5.00%, 8/01/11	1,900	2,034,368
Series I 5.00%, 8/01/10	2,400	2,490,528
New York NY Hlth & Hosp Corp. Series A 5.00%, 2/15/11	4,360	4,564,746
New York NY IDA 6.125%, 11/01/30 (Prerefunded/ETM)	5,915	6,341,176
New York NY Trnsl Fin Auth 5.00%, 11/01/10	5,365	5,609,805
Series A-1 5.00%, 11/01/10	1,000	1,047,840
Series B 5.25%, 2/01/29(a)	10,865	11,440,302

8	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

New York NY Trnsp Auth MTA/TBTA COP AMBAC Series A 5.625%, 1/01/13	$1,260	$1,284,708
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/12	1,055	1,135,982
New York St Dormitory Auth (Mt. Sinai Hlth) 5.00%, 7/01/11	75	75,237
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/11	2,130	2,258,205
MBIA 5.50%, 3/15/11	3,595	3,835,541
Series 2009 D 5.00%, 6/15/12	8,180	9,026,875
Series A 5.00%, 3/15/11	1,535	1,627,392
Series C 5.00%, 3/15/11	5,675	6,012,379
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) MBIA Series C 3.245%, 4/01/34(b)(c)	2,325	2,322,884
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.75%, 6/15/11	90	97,770
MBIA 6.00%, 6/15/11	4,730	5,116,252
New York St Envrn Fac Corp. (New York St SRF) Series C 7.20%, 3/15/11	5	5,023
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	850	852,456
New York St Loc Gov Asst Corp. Series A 5.00%, 4/01/11	4,320	4,591,339
Series C 5.00%, 4/01/11	5,440	5,798,441
New York St Thruway Auth (New York St Thruway Au Ded Tax) MBIA 5.00%, 4/01/11	1,100	1,169,091
MBIA Series H 5.00%, 1/01/11	3,900	4,096,521
Series A 5.00%, 4/01/11	5,000	5,291,000
New York St UDC FSA Series D 5.75%, 1/01/15 (Prerefunded/ETM)	1,390	1,479,280

Principal Amount (000)		U.S. $ Value

New York St UDC (New York St Lease Corr & Youth Fac) Series A 5.50%, 1/01/17(b)	$4,000	$4,208,240
Onondaga Cnty NY GO 4.00%, 3/01/11	2,645	2,771,828
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/11	2,300	2,431,100
Series A-1 5.50%, 6/01/15	1,540	1,576,113
Series B-1C 5.50%, 6/01/14	2,800	2,803,052
Triborough Brdg & Tunl Auth NY Series 01A 5.00%, 1/01/32 (Prerefunded/ETM)	7,020	7,667,946
Troy NY IDA (Rensselaer Polytechnic Inst) 5.00%, 9/01/37(b)	2,280	2,330,456

		143,626,162

Arizona–0.3%
Yavapai Cnty AZ IDA (Waste Management, Inc.) Series 2007A 4.25%, 3/01/28(b)	675	677,261

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	294	211,489

Florida–2.4%
Dupree Lakes CDD FL 5.00%, 11/01/10	50	34,793
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	210	130,792
Fishhawk CDD #2 FL Series B 5.125%, 11/01/09	130	117,012
Florida Hurricane Catastr Fd Fin Corp. MBIA 5.00%, 7/01/11	2,860	3,004,316
Florida Rural Util Fin Comm Series B 4.00%, 11/01/11	1,610	1,610,451
Hammock Bay CDD FL Series B 5.375%, 5/01/11	55	54,392
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(d)	255	94,605

Schedule of Investments—Short Duration New York Muni Portfolio	9

Principal Amount (000)		U.S. $ Value

New River CDD FL Series B 5.00%, 5/01/13(d)(e)	$265	$120,450
Parkway Center CDD FL Series B 5.625%, 5/01/14	255	208,519
Paseo CDD FL Series B 4.875%, 5/01/10(d)	480	256,368

		5,631,698

Georgia–2.0%
Burke Cnty GA Dev Auth (Oglethorpe Power Corp.) Series F 6.50%, 1/01/39(b)	4,365	4,625,852

Guam–0.1%
Guam Wtrworks Auth COP 5.18%, 7/01/15 (Prerefunded/ETM)	253	257,521

Illinois–0.1%
Cortland IL SSA #10 5.125%, 3/01/14	212	192,869
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	100	83,973

		276,842

Louisiana–0.2%
Coves of The Highland CDD LA 5.60%, 11/01/21(d)	270	55,577
Isabella Lakes CDD LA 6.00%, 8/01/22	255	167,359
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14	130	118,845
Whispering Springs CDD LA 5.20%, 10/01/21	120	81,108

		422,889

Nevada–0.0%
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13	40	18,874

New Jersey–0.6%
Tobacco Settlement Auth NJ 5.75%, 6/01/32 (Prerefunded/ETM)	1,290	1,403,752

North Carolina–1.3%
North Carolina Eastern Mun Pwr Agy Series A 5.50%, 1/01/11	2,900	3,042,158

Pennsylvania–1.4%
Beaver Cnty PA IDA (Cleveland Electric Illum) 7.125%, 6/01/28(b)	1,000	1,055,770

Principal Amount (000)		U.S. $ Value

Pennsylvania Econ Dev Fin Auth (PPL Electric Utilities Corp.) 4.85%, 10/01/23(b)	$2,180	$2,199,467

		3,255,237

Puerto Rico–3.8%
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/09	2,840	2,858,148
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/10	950	967,043
Puerto Rico Pub Fin Corp. Series 2002 E 5.50%, 8/01/29 (Prerefunded/ETM)	1,065	1,171,361
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39(b)	3,905	4,069,908

		9,066,460

Utah–2.3%
Intermountain Pwr Agy UT Series 2009A 5.00%, 7/01/11	5,000	5,318,750

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15	189	184,317

West Virginia–0.3%
West Virginia EDA (Appalachian Power Company) 7.125%, 12/01/38(b)	770	793,177

Total Long-Term Municipal Bonds (cost $176,755,741)		178,812,439

Short-Term Municipal Notes–11.9%
New York–10.6%
New York NY Trnsl Fin Auth 0.28%, 11/01/22(f)	2,000	2,000,000
0.28%, 11/01/22(f)	5,810	5,810,000
Series 02-Subse 0.28%, 8/01/31(f)	5,000	5,000,000
Series B 0.28%, 2/01/31(f)	3,300	3,300,000
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 0.27%, 12/01/35(f)	1,700	1,700,000
New York St Thruway Auth 4.00%, 7/15/11	6,555	6,905,365
Syracuse NY IDA (Syracuse Univ) 0.30%, 12/01/37(f)	300	300,000

		25,015,365

10	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

Florida–1.3%
Citizens Ppty Ins Corp. FL Series 2009A2 4.50%, 6/01/10	$2,920	$2,954,777

Total Short-Term Municipal Notes (cost $27,857,684)		27,970,142

Total Municipal Obligations (cost $204,613,425)		206,782,581

AGENCIES–10.8%
Other–10.8%
Federal Home Loan Banks 2.25%, 4/13/12 (cost $25,227,116)	24,875	25,420,260

SHORT-TERM INVESTMENTS–0.0%
Time Deposit–0.0%
State Street Time Deposit 0.01%, 10/01/09 (cost $33,908)	34	33,908

Total Investments—98.7% (cost $229,874,449)		232,236,749

Other assets less liabilities—1.3%		3,089,520

Net Assets—100.0%		$235,326,269

(a)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2009.
(b)	Variable rate coupon, rate shown as of September 30, 2009.
(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2009 and the aggregate market value of these securities amounted to $2,322,884 or 1.0% of net assets.
(d)	Illiquid security.
(e)	Security is in default and is non-income producing.
(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2009, the Portfolio held 15.3% of net assets in insured bonds (of this amount 9.7% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance Inc.

GO—General Obligation

HFA—Housing Finance Authority

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

MBIA—MBIA Insurance Corporation†

MFHR—Multi-Family Housing Revenue

SD—School District

SRF—State Revolving Fund

SSA—Special Services Area

† MBIA—Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

Schedule of Investments—Short Duration New York Muni Portfolio	11

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

September 30, 2009

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.0%
Long-Term Municipal Bonds–95.3%
Alabama–0.6%
Jefferson Cnty AL Lt Sch Wts Series A 5.25%, 1/01/11	$1,700	$1,497,054
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Prerefunded/ETM)	7,725	8,386,492
FGIC Series 02B 5.00%, 2/01/41 (Prerefunded/ETM)	12,105	13,281,848
FGIC Series D 5.00%, 2/01/42 (Prerefunded/ETM)	5,900	6,473,598
FSA Series B8 5.25%, 2/01/10	2,100	2,089,248

		31,728,240

Alaska–0.0%
Anchorage AK GO MBIA-RE 6.00%, 10/01/09	1,000	1,000,000

Arizona–1.8%
Arizona Hlth Fac Auth (Phoenix Childrens Hospital) 1.40%, 2/01/42(a)	18,025	15,389,204
Arizona School Fac Brd COP 5.00%, 1/01/13	1,315	1,468,355
MBIA-RE Series A-1 5.00%, 9/01/15	1,765	1,962,768
Arizona Tourism & Sports Auth (Arizona Tourism/Sports Spl Tax) 5.00%, 7/01/15–7/01/16	3,815	3,881,810
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	19,402,606
Arizona Trnsp Brd Highway 5.00%, 7/01/14–7/01/16	18,305	21,254,062
AZ Wtr Infra Finance Auth Series A 5.75%, 10/01/11 (Prerefunded/ETM)	1,525	1,540,250
Maricopa Cnty AZ IDA MFHR (Steeplechase Apts) Series B 6.25%, 12/01/20	1,710	1,554,954

Principal Amount (000)		U.S. $ Value

Mesa AZ IDA MBIA Series A 5.625%, 1/01/29 (Prerefunded/ETM)	$2,000	$2,044,900
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) AMBAC 5.00%, 7/01/10–7/01/14	7,835	8,538,575
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) MBIA 5.00%, 7/01/14	5,000	5,645,850
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	2,550	2,388,458
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	1,525	1,425,997
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,463,476
Vistancia CFD AZ GO 5.55%, 7/15/10	500	509,355
Watson Road CFD AZ 4.85%, 7/01/10	1,207	1,190,875
Yavapai Cnty AZ IDA (Waste Management, Inc.) Series 2007A 4.25%, 3/01/28(b)	4,190	4,204,037

		93,865,532

California–4.3%
California Econ Recovery (California Econ Rec Spl Tax) Series A 5.25%, 1/01/11–7/01/12	22,995	24,724,166
Series B 5.00%, 7/01/23(b)	46,080	46,814,055
California GO 5.00%, 2/01/11–5/01/17	92,330	101,693,657
6.00%, 2/01/11	15,760	16,699,611
Series 2008 5.00%, 4/01/18	5,000	5,577,800
Fremont CA USD GO FSA Series B 5.00%, 8/01/27	1,000	1,063,710
Fresno CA USD GO MBIA Series A 6.00%, 2/01/20	3,255	3,741,134
Golden St Tobacco Sec CA FGIC 5.50%, 6/01/33 (Prerefunded/ETM)	5,000	5,701,050

12	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	$1,000	$1,078,550
Sacramento CA Mun Util Dist MBIA Series G 6.50%, 9/01/13	1,035	1,151,013
Vernon CA Elec Sys Series A 5.25%, 8/01/14	12,110	13,421,876

		221,666,622

Colorado–2.0%
Baptist Rd Rural Trnsp Auth Co. (Baptist Road Co. Sales & Use) 4.80%, 12/01/17	310	246,906
Colorado DOT MBIA Series B 5.50%, 6/15/13–6/15/14	8,300	9,671,641
MBIA-RE Series B 5.00%, 12/15/13	9,200	10,524,248
Denver Co. City & Cnty Arpt (Denver Intl Airport) FSA Series A3 5.00%, 11/15/32(b)	10,655	11,002,673
Series A-1 5.00%, 11/15/11–11/15/12	37,960	39,760,309
5.25%, 11/15/13	11,235	11,963,590
Mun Subdist No Co. Wtr Dist (U.S. Government Securities) AMBAC Series J 5.00%, 12/01/13	7,295	8,101,754
Pv Wtr & San Met Dist Co. Series 06 Zero Coupon, 12/15/17(c)	13,943	7,046,513
Todd Creek Farms Met Dist #1 Co. 4.75%, 12/01/09(c)	2,185	1,159,776

		99,477,410

Connecticut–0.3%
Connecticut Res Rec Auth (Mid-Connecticut Sys Proj) MBIA Series A 5.375%, 11/15/09–11/15/10	1,840	1,844,325
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) FSA Series B 5.375%, 10/01/10–10/01/13	11,180	11,892,808
Univ of Connecticut Student Fee MBIA-RE Series A 5.25%, 11/15/17	3,065	3,360,527

		17,097,660

Delaware–0.1%
Delaware Trnsp Auth MBIA 5.00%, 7/01/11	3,680	3,948,971

Principal Amount (000)		U.S. $ Value

District Of Columbia–0.7%
District of Columbia GO FSA Series C 5.00%, 6/01/14	$5,790	$6,544,611
District of Columbia HFA SFMR (District of Columbia HFA) Series A 6.25%, 12/01/28	680	684,420
District of Columbia Wtr & Swr (Dist of Columbia Wtr & Swr) FSA 6.00%, 10/01/16	1,635	1,999,866
Metro Washington Arpt Auth VA MBIA Series 2005 A 5.25%, 10/01/15	5,000	5,494,550
Series 2008A 5.50%, 10/01/14	4,140	4,555,780
Series A 5.50%, 10/01/12–10/01/18	16,315	17,871,530

		37,150,757

Florida–9.8%
Amelia Walk CDD FL Series B 5.20%, 5/01/14(c)	1,895	1,005,601
Arborwood CDD FL Series A-2 5.25%, 5/01/36	85	60,734
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	2,410	2,545,731
Bonnet Creek Resort CDD FL 7.125%, 5/01/12	1,100	1,052,007
Brevard Cnty FL Sch Brd AMBAC 5.00%, 7/01/26 (Prerefunded/ETM)	5,000	5,534,650
Broward Cnty FL Arpt Sys MBIA Series E 5.25%, 10/01/10	2,065	2,079,021
Broward Cnty FL Sch Brd COP MBIA-RE Series A 5.00%, 7/01/13–7/01/14	7,190	7,793,756
Chapel Creek FL CDD Series B 5.25%, 5/01/15(c)	3,660	1,989,539
Citizens Ppty Ins Corp. FL MBIA Series A 5.00%, 3/01/14–3/01/16	103,035	106,670,798
Series A-1 5.00%, 6/01/11	46,735	47,942,165
Collier Cnty FL Sch Brd COP FSA 5.00%, 2/15/16	5,000	5,547,500
Dade Cnty FL SD GO MBIA Series 94 5.00%, 8/01/12	8,060	8,708,508

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

Dupree Lakes CDD FL 5.00%, 11/01/10	$210	$146,133
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	1,530	952,915
Fishhawk CDD #2 FL Series B 5.00%, 5/01/12	2,430	1,820,702
Florida Brd of Ed GO 9.125%, 6/01/14 (Prerefunded/ETM)	150	194,722
Florida Brd of Ed GO (Florida GO) 9.125%, 6/01/14	790	907,094
MBIA-RE Series G 5.25%, 6/01/11	2,125	2,274,345
Series A 5.00%, 6/01/12–1/01/16	44,370	49,877,252
Series B 5.00%, 1/01/12–1/01/16	18,220	20,082,364
Series D 5.00%, 6/01/12	4,610	5,055,003
Florida Brd of Ed Lottery MBIA Series 2002C 5.00%, 1/01/17	3,740	4,011,449
MBIA Series C 5.25%, 1/01/11	4,600	4,773,834
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) AMBAC 5.00%, 7/01/15	4,825	5,373,120
AMBAC Series A 5.00%, 7/01/13–7/01/14	12,095	13,366,766
MBIA Series B 5.00%, 7/01/15	6,095	6,787,392
MBIA-RE Series A 5.00%, 7/01/18	3,435	3,694,205
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	20,000	21,587,600
Series A 5.00%, 7/01/11	32,320	33,950,867
Florida Turnpike Auth (Florida Turnpike) FSA Series A 5.00%, 7/01/12	6,375	6,987,637
MBIA-RE Series A 5.00%, 7/01/11	1,020	1,090,145
Hammock Bay CDD FL Series B 5.375%, 5/01/11	60	59,336
Harbor Bay CDD FL Series B 6.35%, 5/01/10	965	817,809

Principal Amount (000)		U.S. $ Value

Heritage Plantation CDD FL Series B 5.10%, 11/01/13	$3,545	$1,891,577
Jacksonville FL Elec Auth Series 2009B 5.00%, 10/01/15	5,780	6,272,225
Jacksonville FL Port Auth MBIA 4.375%, 11/01/18(b)	4,350	4,361,441
Lake Ashton II CDD FL Series B 4.875%, 11/01/10	1,005	692,053
5.00%, 11/01/11	6,810	3,670,590
Lakewood Ranch Stwdshp Dist FL Series B 5.00%, 5/01/13	500	357,070
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(c)	4,535	1,682,485
Live Oak CDD FL Series B 5.00%, 11/01/09(c)	3,250	1,692,113
Main Str CDD FL Series B 6.90%, 5/01/17	10,000	8,744,400
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	7,019,218
Miami-Dade Cnty FL SD GO MBIA 5.00%, 2/15/13	3,325	3,594,624
MBIA Series 1996 4.75%, 7/15/10	11,215	11,552,347
MBIA Series 1997 5.00%, 2/15/15	2,455	2,700,230
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	4,090	3,461,653
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	1,690	1,625,476
Orange Cnty FL Sales Tax MBIA-RE Series A 5.00%, 1/01/13	5,520	5,951,940
Palm Beach Cnty FL Sld Wst Auth AMBAC Series A 6.00%, 10/01/09	4,070	4,070,000
6.00%, 10/01/09 (Prerefunded/ETM)	235	235,000
Palm Glades CDD FL Series B 4.85%, 8/01/11	1,840	1,224,005
Parkway Center CDD FL Series B 5.625%, 5/01/14	4,395	3,593,879

14	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

Paseo CDD FL 5.00%, 2/01/11(c)	$2,015	$1,165,154
Series B 4.875%, 5/01/10(c)	4,180	2,232,538
The Quarry CDD FL 5.25%, 5/01/16	780	634,148
Riverwood Estates CDD FL Series B 5.00%, 5/01/13(c)(d)	1,960	490,000
Sarasota Cnty FL Util Sys MBIA-RE Series C 5.25%, 10/01/21	2,000	2,092,720
Shingle Creek FL CDD 5.75%, 5/01/15(c)	3,865	2,015,172
South Bay CDD FL Series 05B-2 5.375%, 5/01/13(c)(d)	2,900	919,851
Series B-1 5.125%, 11/01/09(c)(d)	1,070	363,137
Stoneybrook CDD FL Series B 5.45%, 11/01/15(c)	7,075	3,344,140
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13	2,445	2,684,757
Sweetwater Creek CDD FL Series B-1 5.30%, 5/01/17	990	667,448
Series B-2 5.125%, 5/01/13	2,935	2,011,209
Tampa FL Occuptl License Tax MBIA-RE Series A 5.375%, 10/01/17–10/01/18	8,110	8,773,741
Tampa FL Wtr & Swr Sys Series A 5.25%, 10/01/18	1,160	1,227,663
Tampa Hillsboro Cnty FL Expwy Auth AMBAC 5.00%, 7/01/12	8,575	9,167,018
Tern Bay CDD FL Series B 5.00%, 5/01/15(c)(d)	2,570	899,474
Venetian CDD FL Series B 5.95%, 5/01/12	230	202,708
Verano CDD FL Series B 5.00%, 11/01/12–11/01/13	4,835	2,737,324
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	1,605	1,330,176
Waterford Estates CDD FL 5.125%, 5/01/13(c)(d)	2,000	719,560
Waterset North CDD FL Series B 6.55%, 11/01/15	7,015	4,892,471

Principal Amount (000)		U.S. $ Value

Westchester CDD FL 6.00%, 5/01/23	$4,290	$3,328,997

		501,032,432

Georgia–1.6%
Gainesville GA Redev Auth (Gainesville GA GO) Series 2009B 5.00%, 11/15/13	1,550	1,701,094
Georgia GO Series C 6.25%, 8/01/10	1,490	1,562,101
Georgia Mun Elec Auth FSA Series A 5.25%, 1/01/14	4,230	4,754,774
MBIA Series A 5.25%, 1/01/14–11/01/21	6,625	7,143,182
Main Street Nat Gas, Inc. (JP Morgan Chase) Series 2006A 5.00%, 3/15/18	1,960	2,063,331
Series A 5.00%, 3/15/10–3/15/17	39,710	41,554,802
Main Street Nat Gas, Inc. (Main Street Nat Gas, Inc. (ML)) Series B 5.00%, 3/15/12–3/15/13	8,905	9,148,230
Metro Atlanta Rapid TRAN Auth GA MBIA-RE Series A 5.00%, 7/01/12–7/01/13	11,630	13,050,510

		80,978,024

Guam–0.3%
Guam GO Series 2009A 5.75%, 11/15/14	4,000	4,168,360
Guam Wtrworks Auth COP 5.00%, 7/01/10 (Prerefunded/ETM)	2,055	2,038,560
5.18%, 7/01/15 (Prerefunded/ETM)	6,035	6,152,758
Guam Wtrworks Auth COP (Guam Govt Wtrwks) Series 05 5.00%, 7/01/13	1,345	1,375,706

		13,735,384

Hawaii–1.6%
Hawaii GO AMBAC 5.00%, 7/01/15	17,320	20,052,230
AMBAC Series DG 5.00%, 7/01/14	42,520	48,673,070
FSA Series CX 5.50%, 2/01/17–2/01/21	6,595	7,099,825
Honolulu HI Wstwtr Sys Series 2009 A 5.00%, 7/01/21–7/01/22	6,900	7,650,310

		83,475,435

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

Illinois–3.6%
Bolingbrook IL Sales Tax 5.75%, 1/01/15(e)	$3,890	$1,801,848
Chicago IL Brd of Ed COP (Chicago IL Brd of Ed GO) MBIA Series A 6.25%, 1/01/11	1,880	1,987,480
Chicago IL GO FSA Series A 5.00%, 1/01/12	5,760	6,231,341
Chicago IL HFA SFMR (Chicago IL HFA) Series 99 A 6.35%, 10/01/30	75	78,414
Chicago IL O’hare Intl Arpt (O’hare Intl Arpt) MBIA Series C 5.00%, 1/01/10	1,890	1,901,812
Chicago IL Park Dist Hbr 5.875%, 1/01/13–1/01/15 (Prerefunded/ETM)	5,735	6,104,793
Chicago IL Pub Bldg Comm AMBAC 5.25%, 3/01/21 (Prerefunded/ETM)	4,000	4,536,080
Chicago IL Pub Bldg Comm (Chicago IL Park Dist GO) MBIA-RE Series A 5.375%, 1/01/13	2,510	2,528,875
Chicago IL Sales Tax FSA 5.00%, 1/01/16	5,000	5,644,250
Chicago IL Tax Increment (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	1,700	1,691,755
Chicago IL Trnsp Auth Fed GAN (Chicago Federal Highway Grant) AMBAC Series 2004 5.25%, 6/01/13	2,520	2,790,346
AMBAC Series A 5.25%, 6/01/10	4,570	4,698,051
Chicago IL Wstwtr MBIA Series B 5.25%, 1/01/15	4,225	4,778,728
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17	5,078	3,089,557
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	10,092,249
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	3,135	3,519,163
Illinois Dev Fin Auth (Adventist Health Sys) MBIA Series B 4.401%, 1/01/19(b)	5,730	5,080,275
Illinois Dev Fin Auth (Illinois SRF) Series 2002 5.25%, 3/01/12	5,825	6,404,587

Principal Amount (000)		U.S. $ Value

Illinois GO 5.00%, 1/01/13	$1,510	$1,661,831
AMBAC 5.00%, 4/01/11–11/01/14	8,765	9,733,926
AMBAC Series B 5.00%, 3/01/13–3/01/14	16,355	18,169,156
FSA 5.00%, 9/01/14	5,550	6,266,006
5.375%, 10/01/10	11,015	11,501,422
FSA Series A 5.25%, 10/01/13	7,785	8,782,259
MBIA 5.25%, 4/01/11–10/01/21	8,275	8,792,032
5.375%, 7/01/10	8,985	9,276,923
5.75%, 12/01/13 (Prerefunded/ETM)	2,390	2,536,674
MBIA Series B 5.00%, 3/01/15	5,000	5,538,100
Illinois Sales Tax Series Q 6.00%, 6/15/12	3,225	3,472,132
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	1,361	1,142,873
Regional Trnsp Auth IL Sales Tax MBIA Series A 5.00%, 7/01/16	5,285	6,092,442
MBIA-RE Series B 5.50%, 6/01/17	1,025	1,166,009
MBIA-RE Series C 7.75%, 6/01/20	1,005	1,320,168
St. Clair Cnty IL GO MBIA-RE 5.625%, 10/01/13 (Prerefunded/ETM)	3,410	3,478,200
Univ of Illinois COP AMBAC Series A 5.50%, 8/15/18 (Prerefunded/ETM)	2,340	2,534,103
Will & Kendall Cnty CSD #202 IL GO MBIA-RE 5.00%, 1/01/14–1/01/16	8,575	9,391,079

		183,814,939

Indiana–0.5%
Allen Cnty IN Juv Justice Ctr (Allen Cnty IN Lease Just Ctr) AMBAC 5.50%, 1/01/18	1,575	1,641,496
Indiana Trnsp Fin Auth Arpt AMBAC Series A 6.00%, 11/01/09 (Prerefunded/ETM)	1,370	1,375,370

16	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

Indianapolis IN Gas Util Series A 5.00%, 8/15/30(b)	$7,670	$8,274,473
Indianapolis IN Loc Bond Bank Series B 6.00%, 1/10/13	4,380	4,614,812
Jasper Cnty IN PCR (No. Indiana Pub Serv Company) MBIA 5.60%, 11/01/16	6,270	6,866,277

		22,772,428

Kansas–0.3%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series B 4.75%, 12/01/16	2,525	2,584,767
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys) AMBAC Series 2004 5.65%, 9/01/13–9/01/14	11,960	13,522,809

		16,107,576

Kentucky–0.3%
Kentucky Asset Liability Comm (Kentucky Federal Highway Grant) MBIA 5.00%, 9/01/16	5,000	5,703,050
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) MBIA-RE 5.00%, 3/01/13–3/01/14	7,970	8,875,084

		14,578,134

Louisiana–2.4%
Coves of The Highland CDD LA 5.60%, 11/01/21(c)	4,025	828,506
DE Soto Parish LA PCR (International Paper Company) Series A-2 5.00%, 10/01/12	4,700	4,939,324
E. Morial New Orleans Exhib Hall LA AMBAC Series A 5.25%, 7/15/20 (Prerefunded/ETM)	3,450	3,928,826
Jefferson LA Sales Tax Dist Series 2009B 5.00%, 12/01/20	3,415	3,855,740
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17	9,814	8,147,975
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,770	21,002,172

Principal Amount (000)		U.S. $ Value

Louisiana Citizens Ppty Ins Corp. AMBAC Series B 5.25%, 6/01/14	$1,770	$1,851,562
Louisiana GO AMBAC Series A 5.00%, 10/15/12	11,965	13,196,318
FSA 5.00%, 5/01/16	15,305	17,590,496
FSA Series C 5.00%, 5/01/13–5/01/15	22,765	25,519,462
Louisiana Loc Govt Envrn Fac & CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	550	494,544
Louisiana St Office Facs Corp. (Louisiana Lease St Off Bldg) MBIA Series A 5.50%, 3/01/11	2,000	2,023,780
Morehouse Parish LA PCR (International Paper Company) Series A 5.25%, 11/15/13	7,340	7,842,056
New Orleans LA GO MBIA 5.25%, 12/01/20	5,845	6,017,895
Orange Grove CDD LA 5.30%, 11/01/21	1,745	1,349,356
Tangipahoa Parish Sch Rd CDD LA 5.90%, 5/01/22(c)	3,365	1,911,488
Terrebonne Parish LA Wtrwks AMBAC Series A 5.25%, 11/01/23	2,000	2,123,220

		122,622,720

Massachusetts–3.8%
Massachusetts Bay Trnsp Auth Series A 5.25%, 7/01/20 (Prerefunded/ETM)	3,600	3,983,364
Massachusetts Bay Trnsp Auth (Massachusetts GO) Series A 5.50%, 3/01/12	3,780	3,919,331
5.75%, 3/01/10	2,255	2,302,332
Massachusetts GO 5.00%, 5/01/14	10,340	11,815,208
MBIA Series 2004 5.50%, 12/01/19	7,720	9,543,387
MBIA Series D 5.375%, 8/01/22 (Prerefunded/ETM)	2,605	2,884,386
5.50%, 11/01/12	20,050	22,655,698
MBIA-RE Series C 5.50%, 11/01/13–11/01/14	38,980	45,600,160
Series 2002 5.50%, 11/01/15	1,785	2,132,647

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

Series A 5.50%, 1/01/11	$1,305	$1,382,961
Series B 5.00%, 11/01/10–8/01/12	19,950	21,956,703
Series C 5.00%, 5/01/12	8,175	8,983,507
5.75%, 10/01/14 (Prerefunded/ETM)	3,325	3,499,695
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series E2 5.00%, 7/01/12–7/01/17	21,980	23,275,935
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,714,025
Massachusetts Wtr Poll Abatmnt Series B 5.25%, 8/01/14 (Prerefunded/ETM)	995	1,117,315
Massachusetts Wtr Poll Abatmnt (Massachusetts SRF) Series A 5.125%, 2/01/16	3,460	3,477,369
Series B 5.25%, 8/01/14	60	67,000
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC 5.00%, 11/01/18	18,690	20,838,416

		193,149,439

Michigan–1.6%
Detroit MI City SD GO AMBAC Series A 6.50%, 5/01/10	1,065	1,093,659
Detroit MI Swr Disp MBIA Series B 6.00%, 7/01/10	2,510	2,600,009
Detroit MI Wtr Supply Sys FGIC Series A 5.25%, 7/01/33 (Prerefunded/ETM)	5,155	5,532,604
Grand Rapids MI Wtr Supply Sys MBIA-RE 5.75%, 1/01/12	2,100	2,228,142
Lansing MI Cmnty Clg GO FGIC 5.50%, 5/01/16 (Prerefunded/ETM)	3,515	3,912,792
Michigan Bldg Auth (Michigan Lease Fac Prog) MBIA 5.375%, 10/01/13	1,805	1,977,829
Series 2009 I
5.00%, 10/15/12–10/15/15	25,100	26,998,617

Principal Amount (000)		U.S. $ Value

Michigan COP MBIA 5.375%, 9/01/19 (Prerefunded/ETM)	$4,775	$5,192,956
Michigan Mun Bond Auth 5.625%, 10/01/11 (Prerefunded/ETM)	1,270	1,282,700
Michigan Mun Bond Auth (Michigan Mun Bond Sch Ln Prog) Series A 5.25%, 12/01/10	5,215	5,470,170
Michigan Pub Pwr Agy (Belle River Proj) MBIA 5.25%, 1/01/14	3,380	3,711,510
Michigan Trunk Line Spl Tax FSA Series 05B 5.00%, 9/01/11	5,130	5,472,017
FSA Series A
5.50%, 11/01/18 (Prerefunded/ETM)	1,110	1,214,828
FSA Series B
5.00%, 9/01/13	2,055	2,280,557
MBIA-RE
5.00%, 11/01/12	4,130	4,512,851
5.25%, 11/01/13	5,000	5,599,100
Walled Lake MI Cons SD GO 5.75%, 5/01/13 (Prerefunded/ETM)	2,000	2,061,680

		81,142,021

Minnesota–0.3%
Minnesota Mun Pwr Agy Elec 4.50%, 10/01/12	2,395	2,552,064
Southern MN Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,608,801
St. Paul MN Hsg & Redev Auth (Healtheast) 5.15%, 11/15/20	2,770	2,536,655
5.75%, 11/15/21	1,750	1,672,020

		14,369,540

Missouri–0.2%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/25	1,955	2,083,600
Kansas City MO Mun Assist Corp. MBIA-RE 5.00%, 4/15/13	7,215	7,998,116
Missouri HDC SFMR (Missouri HDC) Series B-2 6.40%, 9/01/29	200	204,804

		10,286,520

18	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

Nebraska–0.2%
Nebraska Pub Pwr Dist MBIA Series B 5.00%, 1/01/11	$10,355	$10,784,940

Nevada–4.4%
Clark Cnty NV Airport PFC (Mccarran Airport) Series 2008 5.00%, 7/01/12	2,745	2,954,196
5.25%, 7/01/17	16,695	18,599,899
Series A
5.00%, 7/01/13–7/01/14	8,225	8,981,086
Clark Cnty NV Arpt (Mccarran Airport) FSA Series 2009 C 5.00%, 7/01/24	9,060	9,701,267
Clark Cnty NV GO AMBAC 5.00%, 11/01/15–11/01/16	17,095	18,925,324
AMBAC Series A
6.50%, 6/01/17	1,760	2,102,672
FSA Series A
5.00%, 6/01/12	8,695	9,446,248
FSA Series B
5.00%, 6/01/12–6/01/13	12,325	13,492,930
Clark Cnty NV Motor Vehicle Fuel Tax AMBAC 5.00%, 7/01/14–7/01/16	26,270	29,492,110
Clark Cnty NV SD GO FSA 5.50%, 6/15/12	13,425	14,833,820
FSA Series C
5.00%, 6/15/19	22,380	25,039,863
5.25%, 6/15/13	8,800	9,853,448
MBIA Series C
5.00%, 6/15/13	5,595	6,215,038
MBIA Series D
5.25%, 6/15/12	5,000	5,483,450
MBIA-RE Series A
5.00%, 6/15/17	27,880	31,560,718
5.25%, 6/15/14	5,505	6,252,414
Clark Cnty NV SID #142 (Clark Cnty NV SID #142 Mtns Edg) 5.00%, 8/01/10	3,330	3,325,538
5.30%, 8/01/11	1,540	1,542,264
Clark Cnty NV SID #151 (Clark Cnty NV SID #151 Summerlin) 4.40%, 8/01/12	190	163,208
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13	970	457,704
Las Vegas NV SID #607 (Las Vegas NV SID #607 Provdnce) 5.15%, 6/01/11	1,990	1,889,684

Principal Amount (000)		U.S. $ Value

Nevada GO Series 2008C 5.00%, 6/01/15	$4,555	$5,139,133

		225,452,014

New Hampshire–0.2%
New Hampshire Hlth & Ed Fac Auth (Univ of New Hampshire) AMBAC 5.375%, 7/01/20	7,090	7,614,022

New Jersey–7.6%
Garden St Presv Trust NJ FSA Series 05A 5.80%, 11/01/17	2,325	2,785,141
New Jersey COP (New Jersey COP Equip Purchase) Series A 5.00%, 6/15/13–6/15/14	7,320	8,051,520
New Jersey EDA (New Jersey Cigarette Tax) FGIC 5.00%, 6/15/10	12,500	12,545,750
FGIC Series 4 5.00%, 6/15/11	4,690	4,800,637
FSA Series 4 5.00%, 6/15/10	3,645	3,759,052
New Jersey EDA (New Jersey Lease Sch Fac) MBIA Series G 5.00%, 9/01/13–9/01/15	24,090	26,657,951
Series W 5.00%, 3/01/15	2,325	2,617,136
New Jersey EDA (New Jersey Market Transition) MBIA Series 1A 5.00%, 7/01/11	11,795	12,467,197
New Jersey EDA (New Jersey Trnst Pj Lease) 5.00%, 5/01/15–5/01/16	55,310	62,557,522
New Jersey GO 5.00%, 6/01/16	4,570	5,318,109
MBIA 5.50%, 8/01/11	3,530	3,832,168
MBIA-RE 5.25%, 7/01/16	3,515	4,137,155
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) AMBAC Series A 5.50%, 12/15/13	7,415	8,431,522
FSA Series C 5.75%, 12/15/12	5,000	5,636,900
MBIA Series A 5.25%, 12/15/11–12/15/13	36,640	40,835,060
MBIA Series B 5.25%, 12/15/13–12/15/14	20,985	23,839,722

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

MBIA-RE Series A 5.00%, 6/15/13–6/15/14	$11,520	$12,776,298
MBIA-RE Series B 5.25%, 12/15/13	5,000	5,635,500
New Jersey Turnpike Auth (New Jersey Turnpike) MBIA Series A 6.00%, 1/01/11	14,175	15,043,361
Tobacco Settlement Auth NJ 6.25%, 6/01/43 (Prerefunded/ETM)	22,020	25,846,856
6.75%, 6/01/39 (Prerefunded/ETM)	84,940	101,211,106

		388,785,663

New York–8.3%
Metropolitan Trnsp Auth NY FGIC Series A 5.00%, 4/01/23 (Prerefunded/ETM)	2,835	3,347,851
New York NY GO 5.25%, 8/01/16	17,120	19,892,242
Series 04G 5.00%, 8/01/12	21,110	23,143,737
Series 4B 5.00%, 8/01/10	14,270	14,808,264
Series B 5.00%, 9/01/15	10,000	11,411,600
Series C 5.00%, 1/01/15–1/01/16	15,370	17,465,608
5.50%, 8/01/14	4,780	5,318,276
Series D 5.00%, 2/01/15–2/01/16	10,290	11,659,063
Series E 5.00%, 8/01/14–8/01/16	36,490	41,291,102
Series G 5.00%, 8/01/11	7,360	7,880,499
Series H 5.00%, 8/01/11	3,450	3,693,984
Series I 5.00%, 8/01/10	4,520	4,690,494
5.875%, 3/15/13	100	100,351
Series J 5.00%, 3/01/17	2,355	2,615,651
Series J-1 5.00%, 8/01/13	10,920	12,191,962
Series N 5.00%, 8/01/12	2,020	2,214,607
New York NY Trnsl Fin Auth 5.00%, 8/01/11	2,895	3,119,970
MBIA Series D 5.25%, 2/01/20	2,360	2,553,827
MBIA Series E 5.25%, 2/01/21–2/01/22	7,445	8,000,749
Series 2003 B 5.00%, 8/01/11 (Prerefunded/ETM)	2,005	2,166,924

Principal Amount (000)		U.S. $ Value

Series B 5.25%, 2/01/29(e)	$14,005	$14,746,565
New York St Dormitory Auth Series 2009 A 5.00%, 7/01/19–7/01/24	25,050	27,578,585
New York St Dormitory Auth (New York St Lease CUNY) Series 2008B 5.00%, 7/01/15–7/01/16	33,770	38,078,394
Series A 5.75%, 7/01/13	1,280	1,374,490
New York St Dormitory Auth (New York St Lease Mental Hlth) FSA Series B 5.00%, 2/15/10	2,160	2,192,076
MBIA Series 1998D 5.25%, 2/15/13	115	115,664
New York St Dormitory Auth (New York Univ) MBIA Series A 6.00%, 7/01/18	2,865	3,526,213
New York St Dormitory Auth (Orange Regl Med Ctr) 6.00%, 12/01/13–12/01/16	14,030	14,354,192
Series 2008 5.50%, 12/01/11	3,000	3,057,690
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	5,910	5,927,080
New York St Thruway Auth FSA Series 2005A 5.00%, 3/15/18 (Prerefunded/ETM)	3,650	4,173,666
MBIA Series A 5.00%, 4/01/21 (Prerefunded/ETM)	4,700	5,270,768
New York St Thruway Auth (New York St Pers Income Tax) FSA Series 2005A 5.00%, 3/15/18	4,210	4,776,961
New York St Thruway Auth (New York St Thruway Au Ded Tax) FSA Series B 5.00%, 4/01/15	10,320	11,858,093
MBIA Series C 5.25%, 4/01/11	6,115	6,521,647
MBIA-RE Series B 5.00%, 4/01/13–4/01/16	50,800	57,799,983
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/12	5,935	6,425,172

20	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

Series B-1C 5.50%, 6/01/14	$16,680	$16,698,181

		422,042,181

North Carolina–3.7%
North Carolina Eastern Mun Pwr Agy Series 2009 B 5.00%, 1/01/17(f)	1,020	1,118,409
Series A 5.00%, 1/01/14–1/01/15	9,410	10,379,133
5.50%, 1/01/11	3,775	3,960,050
6.00%, 1/01/26 (Prerefunded/ETM)	1,720	2,261,783
Series B 5.70%, 1/01/17	1,880	1,922,770
Series C 5.25%, 1/01/11	2,765	2,892,079
Series D 6.45%, 1/01/14	630	642,108
North Carolina Infra Fin Corp. COP FSA Series A 5.00%, 2/01/13–2/01/15	22,430	25,464,971
Series A 5.00%, 2/01/13	4,295	4,733,262
North Carolina Mun Pwr Agy #1 5.25%, 1/01/14	15,545	17,313,244
5.50%, 1/01/13 (Prerefunded/ETM)	4,170	4,554,808
AMBAC Series A 5.25%, 1/01/15	5,450	5,885,019
Series A 5.25%, 1/01/15–1/01/17	64,050	72,460,300
5.50%, 1/01/12–1/01/13	13,775	15,001,135
Series C 5.25%, 1/01/14–1/01/17	18,155	20,453,089

		189,042,160

Ohio–1.1%
Cincinnati OH Wtr Series A 5.00%, 12/01/15	5,780	6,768,496
Cleveland OH Arpt Sys AMBAC Series 2006 A 5.00%, 1/01/23	3,145	3,264,636
5.25%, 1/01/20	2,315	2,539,694
Cleveland OH Wtrworks (Cleveland OH Wtr) MBIA-RE Series K 5.25%, 1/01/13	5,000	5,381,300
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	4,130	4,038,768
Cuyahoga Cnty OH Hosp (UHHS/CSAHS Cuyahoga & Canton) 6.75%, 1/01/10	475	478,952

Principal Amount (000)		U.S. $ Value

Hamilton Cnty OH Sales Tax AMBAC Series B 5.75%, 12/01/12–12/01/13	$1,310	$1,377,437
5.75%, 12/01/13 (Prerefunded/ETM)	2,390	2,536,674
Montgomery Cnty OH 5.40%, 12/01/09 (Prerefunded/ETM)	1,145	1,152,786
5.50%, 12/01/10 (Prerefunded/ETM)	2,100	2,114,616
5.60%, 12/01/11 (Prerefunded/ETM)	1,000	1,007,110
Ohio Bldg Auth (Ohio Lease Adult Corr Fac) 5.00%, 4/01/12	5,000	5,431,050
Ohio Bldg Auth (Ohio Lease Workers Comp Fac) MBIA-RE Series A 5.00%, 4/01/12	7,265	7,854,192
Ohio GO Series A 5.00%, 6/15/14	2,195	2,504,451
Series B 5.00%, 9/15/11	1,785	1,926,461
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32(b)	6,980	7,652,663

		56,029,286

Oklahoma–0.9%
Mcgee Creek Auth OK Wtr MBIA 6.00%, 1/01/23	3,980	4,399,850
Tulsa Cnty OK IDA (Tulsa Cnty OK IDA Cap Impt) FSA Series B 5.00%, 5/15/11–5/15/12	39,075	42,074,526

		46,474,376

Oregon–0.4%
Clackamas & Washington Cntys SD #3 OR GO MBIA-RE Series B 5.00%, 6/15/12	5,190	5,709,830
Oregon Dept of Admin Svc COP MBIA Series B 5.25%, 5/01/14	1,775	1,938,549
Portland OR Swr Sys MBIA Series A 5.00%, 6/15/13	5,090	5,733,681
Tri-County Met Trnsp Dist OR MBIA 5.00%, 5/01/12	1,080	1,168,182

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

Washington Cnty OR SD #48-J GO FSA 5.00%, 6/01/13	$4,600	$5,193,308

		19,743,550

Pennsylvania–4.7%
Allegheny Cnty PA GO MBIA Series C-54 5.375%, 11/01/18 (Prerefunded/ETM)	3,400	3,845,604
Allegheny Cnty PA Hosp Dev Auth Series B 9.25%, 11/15/22 (Prerefunded/ETM)	3,155	3,522,463
Allegheny Cnty PA Hosp Dev Auth (UPMC Health Sys) Series 2008A 5.00%, 9/01/14	46,500	51,766,125
Series B 5.00%, 6/15/18	8,200	8,698,642
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series A 5.00%, 11/15/09–11/15/13	23,340	23,448,955
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	485	466,366
Bucks Cnty PA IDA (Waste Management, Inc.) 3.90%, 12/01/22(b)	15,180	15,203,074
Central Bucks PA SD GO MBIA-RE 5.00%, 5/15/16	5,000	5,816,800
Pennsylvania GO 5.25%, 7/01/14	13,440	15,576,557
MBIA 5.25%, 2/01/14	10,885	12,508,062
5.375%, 7/01/16	2,225	2,658,964
MBIA Series 1 5.00%, 2/01/15	13,725	15,433,488
MBIA-RE 5.50%, 2/01/14	5,310	6,156,945
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) FSA Series A 5.00%, 6/01/14	5,370	5,993,940
Pennsylvania Turnpike Comm 5.00%, 6/01/15	4,260	4,791,989
Series 2009 B 5.00%, 6/01/16–6/01/20	50,040	56,613,578
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.97%, 4/26/14(g)	7,300	7,105,163

Principal Amount (000)		U.S. $ Value

Philadelphia PA Parking Auth FSA 5.50%, 9/01/11	$1,915	$1,937,616

		241,544,331

Puerto Rico–3.7%
Puerto Rico GO Series A 5.00%, 7/01/30(b)	26,525	27,441,704
5.25%, 7/01/11	2,135	2,252,553
Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/10–12/01/13	4,135	4,365,369
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/13	15,205	16,327,433
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27(b)	10,145	10,577,887
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.375%, 8/01/20	50,000	56,665,500
5.50%, 8/01/21–8/01/23	40,020	45,215,633
Univ of Puerto Rico Series P 5.00%, 6/01/12–6/01/14	13,525	14,248,599
Series Q 5.00%, 6/01/12–6/01/15	13,055	13,750,259

		190,844,937

Rhode Island–0.5%
Providence RI Pub Bldg Auth (Providence RI Lease) FSA Series A 5.10%, 12/15/09	1,050	1,050,220
Rhode Island Depositors Corp. FSA Series A 5.50%, 8/01/20 (Prerefunded/ETM)	1,500	1,851,195
5.75%, 8/01/19 (Prerefunded/ETM)	4,940	6,064,097
Series A 6.375%, 8/01/22 (Prerefunded/ETM)	5,780	7,719,074
Rhode Island EDC (Rhode Island Dept of Trnsp) Series 2009A 5.25%, 6/15/17	7,955	9,099,884

		25,784,470

South Carolina–1.0%
Greenville Cnty SD SC Lease 5.00%, 12/01/10–12/01/15	22,600	24,720,964
Horry Cnty SC SD GO Series A 5.375%, 3/01/18	5,285	5,719,955

22	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16	$3,726	$1,549,010
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23–12/01/25	2,315	2,335,727
Richland Cnty SC (International Paper Company) Series A 4.60%, 9/01/12	6,350	6,537,642
South Carolina Pub Svc Auth FSA Series D 5.25%, 1/01/14	2,080	2,299,898
MBIA Series B 5.00%, 1/01/11–1/01/12	7,385	7,953,683

		51,116,879

Tennessee–0.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) AMBAC Series D 6.25%, 3/01/18	3,000	3,052,260
MBIA Series A 6.25%, 2/15/10	1,000	1,015,650
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	2,115	2,133,549

		6,201,459

Texas–9.7%
Austin TX Utils Sys FSA 5.00%, 11/15/13	3,035	3,443,936
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 7/01/19 (Prerefunded/ETM)	1,000	1,272,370
Brownsville TX Util Sys AMBAC 6.25%, 9/01/10 (Prerefunded/ETM)	1,500	1,576,410
Camino Real Regl Mob Auth TX 5.00%, 2/15/14–2/15/22	66,195	69,550,187
Series 2008 5.00%, 8/15/21	5,000	5,012,750
Clear Creek TX ISD GO Series A 5.00%, 2/15/16	1,280	1,492,454
Conroe TX ISD GO 5.00%, 2/15/16	6,260	7,131,455
Dallas Cnty TX Util & Recl Di GO MBIA 5.00%, 2/15/10	4,630	4,660,234
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/14–11/01/15	8,915	10,010,394
AMBAC Series 2003 A 5.50%, 11/01/14	2,000	2,158,420

Principal Amount (000)		U.S. $ Value

Dallas TX GO 5.00%, 2/15/13	$2,190	$2,447,172
Dallas TX Wtr & Swr Sys 5.00%, 10/01/13	1,225	1,226,936
AMBAC Series 2007 5.00%, 10/01/14	8,295	9,573,260
El Paso TX GO MBIA-RE 5.00%, 8/15/12	5,750	6,340,410
Fort Worth TX ISD GO 5.00%, 2/15/16	5,000	5,829,900
Fort Worth TX Wtr & Swr FSA Series A 5.00%, 2/15/11	5,000	5,287,900
Harris Cnty TX Fld Ctl Dist GO Series A 5.25%, 10/01/20–10/01/23 (Prerefunded/ETM)	11,970	13,833,011
Harris Cnty TX GO 5.375%, 10/01/18	920	996,783
Series A 5.25%, 10/01/24	14,000	15,394,960
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21	2,030	2,226,991
Houston TX GO MBIA Series A 5.00%, 3/01/11–3/01/12	32,690	34,761,357
5.25%, 3/01/14	10,040	11,454,837
MBIA Series B 5.25%, 3/01/12	1,805	1,972,847
Houston TX Hotel Occupancy Tax AMBAC Series A 5.50%, 9/01/10	3,000	3,106,920
Houston TX Wtr & Swr Sys AMBAC Series B 5.75%, 12/01/16–12/01/17 (Prerefunded/ETM)	5,000	5,697,300
Lower Colorado River Auth TX FSA Series 1999 5.875%, 5/15/16	10,760	10,901,171
Magnolia TX ISD GO 5.00%, 8/15/16	430	430,641
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H 5.00%, 1/01/38–1/01/42(b)	17,235	17,535,910
Series 2008H-1 5.00%, 1/01/43(b)	49,970	51,918,830
Plano TX GO 5.00%, 9/01/13	5,045	5,710,284
Retama TX Dev Corp. 8.75%, 12/15/13–12/15/15 (Prerefunded/ETM)	7,105	9,086,722
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) 5.25%, 8/01/15	1,880	2,017,014

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value

San Antonio TX Elec & Gas 5.00%, 2/01/19–2/01/20	$63,315	$73,869,366
5.25%, 2/01/14	4,395	5,026,649
5.375%, 2/01/13	5,000	5,639,400
5.375%, 2/01/20 (Prerefunded/ETM)	2,500	2,739,500
San Antonio TX GO MBIA-RE Series 2006 5.25%, 8/01/12	5,000	5,546,900
San Antonio TX Wtr FSA 5.50%, 5/15/18	4,000	4,336,240
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	1,160	1,158,573
Tarrant Cnty TX Hlth Fac Dev AMBAC Series A 5.125%, 9/01/12 (Prerefunded/ETM)	1,715	1,843,265
Texas A & M Univ Series 2009 A 5.00%, 5/15/19	3,370	4,019,062
Texas GO Series A 5.50%, 10/01/12	1,055	1,150,667
Texas Mun Pwr Agy MBIA Zero Coupon, 9/01/13	2,345	2,070,752
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,583,650
Texas St Univ Sys FSA 5.25%, 3/15/13	5,320	5,844,233
Texas Trnsp Comm (Texas St Hwy Fund First Tier) Series 2007 5.00%, 4/01/14–4/01/24	23,365	26,734,971
Series A
5.25%, 4/01/14	10,185	11,741,268
Univ of Puerto Rico Series B 5.375%, 8/15/19 (Prerefunded/ETM)	1,270	1,373,657
Univ of Texas Series D 5.00%, 8/15/14	5,850	6,749,906
Univ of Texas Perm Univ Fund Series A 5.25%, 8/15/16	1,125	1,344,746
Williamson Cnty TX GO MBIA 5.00%, 2/15/14	5,000	5,618,900

		496,451,471

Principal Amount (000)		U.S. $ Value

Utah–0.1%
Intermountain Pwr Agy UT AMBAC 5.00%, 7/01/10	$1,555	$1,601,121
Utah GO Series 2009 C 5.00%, 7/01/18	1,655	1,979,364

		3,580,485

Virginia–0.4%
Amelia Cnty VA IDA (Waste Management, Inc.) 4.80%, 4/01/27(b)	1,040	1,046,989
Broad Street CDA VA 7.125%, 6/01/15	3,314	3,231,879
Celebrate Virginia North CDD Series B 6.25%, 3/01/18	3,290	2,998,440
Hampton VA GO MBIA 5.00%, 1/15/15	5,000	5,780,200
Norfolk VA GO MBIA 5.00%, 3/01/14	3,065	3,474,392
Richmond VA GO FSA 5.50%, 1/15/12	4,000	4,279,680

		20,811,580

Washington–9.8%
Central Puget Sound WA RTA AMBAC Series A 5.00%, 11/01/18	1,015	1,133,329
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) MBIA-RE 5.50%, 11/01/19	1,435	1,589,377
Energy Northwest WA AMBAC Series A 5.25%, 7/01/11 (Prerefunded/ETM)	120	129,659
Energy Northwest WA (Bonneville Power Admin) AMBAC Series A 5.00%, 7/01/18	5,040	5,643,691
5.25%, 7/01/11	4,385	4,713,305
MBIA Series A
5.25%, 7/01/13	6,545	7,428,902
5.50%, 7/01/12	1,945	2,167,411
5.75%, 7/01/17–7/01/18	9,455	10,417,657
Series 2007
5.00%, 7/01/16	9,355	10,885,104
Series 2007C
5.00%, 7/01/16–7/01/17	17,700	20,649,144
Series 2008A
5.25%, 7/01/16	28,325	33,396,591

24	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

Series A
5.00%, 7/01/12–7/01/15	$31,200	$35,666,635
5.50%, 7/01/13	3,840	4,393,344
Series C
5.00%, 7/01/14–7/01/16	26,260	30,212,315
Series D
5.00%, 7/01/13	5,060	5,697,560
King Cnty WA SD #001 GO Series A 5.00%, 12/01/12–12/01/13	73,650	82,904,265
Seattle WA Mun Light & Pwr 5.625%, 12/01/12–12/01/16	6,590	6,882,045
FSA
5.00%, 8/01/13	9,915	11,151,995
Tacoma WA Elec Sys FSA 5.00%, 1/01/15	20,945	23,875,834
Washington St GO AMBAC 5.00%, 1/01/12–1/01/14	32,625	36,431,053
AMBAC Series A
5.00%, 1/01/14	8,810	10,009,393
AMBAC Series C
5.00%, 1/01/15–1/01/16	17,610	20,374,552
AMBAC Series D
5.00%, 1/01/14	7,610	8,646,025
AMBAC Series E
5.00%, 1/01/13–1/01/14	8,775	9,899,355
FSA
5.00%, 7/01/15	5,405	6,292,609
FSA Series 2007A
5.00%, 7/01/14	6,260	7,193,491
FSA Series B
5.00%, 7/01/13	5,785	6,549,951
FSA Series D
5.00%, 1/01/14	2,655	3,022,293
MBIA Series 2004A
5.00%, 7/01/13	2,050	2,317,074
Series 2003A
5.00%, 7/01/13	5,000	5,516,050
Series 2008D
5.00%, 1/01/15	5,980	6,890,395
Series A
5.00%, 7/01/13	10,330	11,675,792
Series B
5.00%, 7/01/13	1,700	1,921,476
Series C
5.00%, 1/01/13–1/01/17	51,490	58,495,077
Washington St Hlth Care Facs Auth (Children’s Hosp & Regl Med Ctr) FSA 5.25%, 10/01/14	3,975	3,979,293

		498,152,042

Wisconsin–2.4%
Milwaukee Metro Swr Dist WI GO 5.00%, 10/01/16	3,710	4,363,776

Principal Amount (000)		U.S. $ Value

Wisconsin GO AMBAC Series 1 5.00%, 5/01/15–5/01/16	$12,830	$14,788,599
FSA Series B
5.25%, 5/01/17 (Prerefunded/ETM)	2,000	2,129,320
MBIA Series 1
5.25%, 5/01/13	4,545	5,140,713
MBIA Series 2
5.00%, 5/01/14	19,965	22,719,172
MBIA Series A
5.00%, 5/01/13	12,570	14,108,568
MBIA Series B
5.00%, 5/01/11–5/01/13	16,640	18,007,686
MBIA-RE Series 3
5.25%, 5/01/13	5,500	6,220,885
MBIA-RE Series E
5.00%, 5/01/15	4,175	4,798,996
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) AMBAC Series B 5.00%, 7/01/13	4,270	4,808,020
FSA Series A
5.25%, 7/01/14–7/01/16	12,610	14,756,025
MBIA-RE
5.00%, 7/01/16	6,885	7,987,839
MBIA-RE Series I
5.00%, 7/01/17	2,000	2,329,860

		122,159,459

Total Long-Term Municipal Bonds (cost $4,675,794,585)		4,866,615,089

Short-Term Municipal Notes–0.7%
California–0.1%
California Dept Wtr Res Pwr Series F-2 0.30%, 5/01/20(h)	4,800	4,800,000

Colorado–0.3%
Colorado Ed Cul Fac Auth (Natl Jewish Fed Bd Prog) 0.35%, 12/01/37(h)	1,400	1,400,000
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.30%, 5/01/38(h)	3,585	3,585,000
0.35%, 9/01/33–9/01/35(h)	3,585	3,585,000
Series A-14
0.35%, 2/01/25(h)	1,395	1,395,000
Series D
0.35%, 10/01/38(h)	2,300	2,300,000
Colorado Edl & Cultural Facs Auth (YMCA) Series 2008 0.30%, 10/01/38(h)	1,000	1,000,000

		13,265,000

Schedule of Investments—Diversified Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

District Of Columbia–0.0%
District of Columbia (American Univ) Series 2008 0.30%, 10/01/38(h)	$1,000	$1,000,000

Florida–0.0%
Lee Memorial Hlth Sys FL 0.30%, 4/01/33(h)	3,000	3,000,000

Massachusetts–0.1%
Massachusetts GO Series 00A 0.39%, 12/01/30(h)	3,400	3,400,000

Nevada–0.1%
Reno (Retral-Reno Transp Rail Access Corridor Proj) 0.32%, 6/01/42(h)	5,500	5,500,000

New Hampshire–0.1%
New Hampshire Hlth & Ed Fac Auth (Wentworth-Douglass Hosp) Series 2008 0.35%, 1/01/31(h)	7,805	7,805,000

New York–0.0%
Syracuse NY IDA (Syracuse Univ) 0.30%, 12/01/37(h)	200	200,000

Total Short-Term Municipal Notes (cost $38,970,000)		38,970,000

Total Municipal Obligations (cost $4,714,764,585)		4,905,585,089

Principal Amount (000)		U.S. $ Value

AGENCIES–2.4%
Other–2.4%
Federal Home Loan Banks 4.75%, 12/16/16	$63,000	$68,689,845
Series 1 4.875%, 5/17/17	48,455	52,886,791

Total Agencies (cost $121,093,432)		121,576,636

SHORT-TERM INVESTMENTS–0.0%
Time Deposit–0.0%
State Street Time Deposit 0.01%, 10/01/09 (cost $2,939)	3	2,939

Total Investments—98.4% (cost $4,835,860,956)		5,027,164,664

Other assets less liabilities—1.6%		79,155,551

Net Assets—100.0%		$5,106,320,215

INTEREST RATE SWAP TRANSACTIONS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$22,255	2/12/12	SIFMA	*	3.548%	$1,275,493

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2009.
(b)	Variable rate coupon, rate shown as of September 30, 2009.
(c)	Illiquid security.
(d)	Security is in default and is non-income producing.
(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2009.
(f)	When-Issued or delayed delivery security.
(g)	Private Placement
(h)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2009, the Portfolio held 39.9% of net assets in insured bonds (of this amount 5.8% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

Glossary:

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

CSD—Central/Community School District

DOT—Department of Transportation

26	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

EDA—Economic Development Agency

EDC—Economic Development Corporation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance Inc.

GAN—Grant Anticipation Note

GO—General Obligation

HDC—Housing Development Corporation

HFA—Housing Finance Authority

ID—Improvement District

IDA—Industrial Development Authority/Agency

ISD—Independent School District

LID—Local Improvement District

MBIA—MBIA Insurance Corporation†

MBIA-RE—MBIA Reinsuring FGIC

MFHR—Multi-Family Housing Revenue

PCR—Pollution Control Revenue Bond

SD—School District

SFMR—Single Family Mortgage Revenue

SRF—State Revolving Fund

SSA—Special Services Area

TRAN—Tax & Revenue Anticipation Note

UPMC—University of Pittsburgh Medical Center

USD—Unified School District

† MBIA—Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

September 30, 2009

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.5%
Long-Term Municipal Bonds–97.1%
California–84.9%
Antelope Valley CA UHSD GO MBIA Series A 5.375%, 8/01/19	$1,000	$1,079,180
Antioch CA Pub Fin Auth (Antioch CA Mun Fac Proj COP) MBIA Series B 5.50%, 1/01/16	2,380	2,452,899
Azusa CA USD GO FSA 5.00%, 7/01/24	2,320	2,427,323
Bay Area Infra Fin Auth (California St Acceleration Nts) MBIA-RE 5.00%, 8/01/17	32,350	33,090,815
Bay Area Toll Auth CA 5.00%, 4/01/16–4/01/22	39,845	45,523,589
Series F 5.00%, 4/01/12	2,910	3,188,632
California Dept Wtr Res Cen Vy FGIC 5.25%, 12/01/18	4,935	5,451,596
5.25%, 12/01/18 (Prerefunded/ETM)	65	74,487
MBIA 5.00%, 12/01/16	7,340	8,390,207
California Dept Wtr Res Pwr 5.00%, 5/01/17–5/01/18	24,410	28,220,761
6.00%, 5/01/13	2,760	3,106,242
AMBAC Series A 5.50%, 5/01/13	6,190	6,880,309
FSA 5.00%, 5/01/17	21,050	24,345,167
California Dept Wtr Res Wtr FSA Series W 5.25%, 12/01/22 (Prerefunded/ETM)	260	284,440
MBIA 5.00%, 12/01/16 (Prerefunded/ETM)	60	70,348
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13–7/01/14	14,270	16,032,619
MBIA 5.00%, 7/01/15	4,390	4,902,401
5.25%, 7/01/13	16,355	18,310,404
MBIA Series A 5.00%, 7/01/12	2,980	3,242,836

Schedule of Investments—California Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

Series A 5.25%, 1/01/11–7/01/12	$24,875	$26,317,438
California Fed Highway Grant MBIA-RE Series A 5.00%, 2/01/12–2/01/14	33,625	37,534,014
California GO 5.00%, 2/01/12–9/01/12	5,640	6,080,264
5.25%, 10/01/20	10,060	10,687,643
5.25%, 9/01/18–9/01/20 (Prerefunded/ETM)	465	484,930
AMBAC 6.00%, 2/01/17	5,470	6,423,421
FSA 5.00%, 5/01/12–8/01/16	12,480	13,920,016
MBIA 5.00%, 3/01/16–8/01/24	985	1,095,252
California Hlth Fac Fin Auth (Catholic Healthcare West) Series I 5.125%, 7/01/22	3,790	3,921,930
California Hlth Fac Fin Auth (Stanford Hosp) Series A-3 3.45%, 11/15/40(a)	2,705	2,763,157
California Infra & Eco Dev Bk (Pacific Gas & Electric Company) 3.75%, 11/01/26(a)	8,670	8,715,084
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.00%, 10/01/15	1,030	1,146,647
California Poll Cntl Fin Auth (USA Waste Svcs) 4.00%, 6/01/18(a)	1,000	999,830
4.50%, 6/01/18(a)	2,500	2,497,950
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,734,858
California Pub Wks Brd (CA Lease State Univ Sys) MBIA-RE 5.00%, 10/01/14	3,740	4,157,421
California Pub Wks Brd (Univ of California Lease) MBIA-RE 5.00%, 9/01/16	1,525	1,732,247
MBIA-RE Series E 5.00%, 6/01/15	3,030	3,404,993
Series 2009E 5.00%, 4/01/23	1,950	2,130,083
Series E 5.00%, 4/01/21–4/01/22	10,825	11,940,785
California Spl Dist Assn COP FSA Series Z 5.50%, 8/01/17 (Prerefunded/ETM)	1,000	1,111,860

Principal Amount (000)		U.S. $ Value

California State Univ AMBAC Series B 5.00%, 11/01/14	$3,575	$4,075,000
MBIA-RE Series A 5.00%, 11/01/24	1,570	1,641,953
California Statewide CDA (Jewish Home St Ins) 4.50%, 11/15/13	1,025	1,045,941
California Statewide CDA (Redlands Cmnty Hospital) RADIAN Series A 5.00%, 4/01/12–4/01/13	3,485	3,597,908
California Statewide CDA (Southern California Edison) XLCA Series B 4.10%, 4/01/28(a)	14,055	14,274,258
California Statewide CDA COP AMBAC 5.60%, 10/01/11 (Prerefunded/ETM)	28,500	29,523,435
Chaffey CCD CA GO MBIA Series B 5.00%, 6/01/25	1,440	1,533,154
Coati-Rohnert Pk USD CA GO MBIA-RE 5.00%, 8/01/20	2,020	2,129,242
Compton CA CRA (Compton CA Tax Alloc) AMBAC Series A 5.00%, 8/01/11	3,395	3,470,709
Culver City CA Redev Agy (Culver City CA Redev Proj Area) AMBAC 5.50%, 11/01/14	1,195	1,222,557
MBIA 5.50%, 11/01/18	1,000	1,030,920
MBIA Series A 5.50%, 11/01/17	1,270	1,311,237
Dinuba CA Redev Agy Tax Alloc 4.40%, 10/01/11	3,350	3,350,938
Fremont CA Pub Fin Auth (Fremont CA Spl Assmt) Series A 3.75%, 9/02/11	1,130	1,113,208
Gateway CA USD GO MBIA Series A 5.00%, 8/01/24	1,230	1,276,125
Gilroy CA USD GO MBIA-RE 5.25%, 8/01/20	1,900	2,046,091
Golden St Tobacco Sec CA 5.625%, 6/01/38 (Prerefunded/ETM)	16,765	19,189,890
6.25%, 6/01/33 (Prerefunded/ETM)	22,130	24,674,286
6.75%, 6/01/39 (Prerefunded/ETM)	12,205	14,456,578

28	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

AMBAC Series B 5.00%, 6/01/38 (Prerefunded/ETM)	$3,450	$3,872,660
Series B 5.50%, 6/01/43 (Prerefunded/ETM)	29,240	33,339,740
Golden St Tobacco Sec CA (California Tobacco Sec/St App) AMBAC Series A 5.00%, 6/01/20	10,970	10,998,083
Grossmont-Cuyamaca CCD CA GO 5.25%, 8/01/17	1,150	1,370,685
Industry CA GO 5.00%, 7/01/17	3,655	4,161,766
Inland Valley CA Dev Agy (Inland Valley CA Dev Agy Tax Alloc) 5.25%, 4/01/12–4/01/13	4,730	4,908,352
5.50%, 4/01/14	1,320	1,388,548
Kern CA HSD GO 7.10%, 8/01/11 (Prerefunded/ETM)	1,000	1,117,810
MBIA Series A 6.30%, 2/01/11	1,000	1,047,740
LA Cnty CA Reg Pk & Open Space MBIA Series A 5.00%, 10/01/14–10/01/15	13,735	15,980,945
Lincoln CA CFD #2003-1 5.35%, 9/01/16 (Prerefunded/ETM)	705	822,051
5.90%, 9/01/24 (Prerefunded/ETM)	1,100	1,305,524
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series A 5.00%, 12/01/13–12/01/14	7,505	7,508,575
Long Beach CA Bond Fin Auth (Long Beach CA Lease Civic Ctr) MBIA Series A 5.00%, 10/01/17	3,130	3,130,751
Long Beach CA Bond Fin Auth (Long Beach CA Lease Pub Safety) AMBAC 5.25%, 11/01/19–11/01/22	3,765	3,804,827
Long Beach CA USD GO Series 2008A 5.00%, 8/01/18	9,845	11,402,282
Series A 5.00%, 8/01/15–8/01/16	7,850	9,086,269
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series A 5.00%, 5/15/13	4,000	4,240,760
5.50%, 5/15/14–5/15/17	14,490	15,650,605
Los Angeles CA Dept W&P Pwr FSA Series A 5.25%, 7/01/18	2,040	2,168,948

Principal Amount (000)		U.S. $ Value

MBIA Series A 5.375%, 7/01/18	$5,000	$5,344,600
Los Angeles CA Dept W&P Wtr MBIA Series B 5.00%, 7/01/12	2,260	2,500,351
Los Angeles CA GO MBIA Series A 5.00%, 9/01/16	3,240	3,582,792
Los Angeles CA Santn Equip Fee FSA Series A 5.25%, 2/01/19–2/01/20	8,355	8,729,397
Los Angeles CA USD GO AMBAC Series 2004G 5.00%, 7/01/13	3,260	3,664,436
AMBAC Series B 5.00%, 7/01/12	2,330	2,561,183
AMBAC Series C 5.00%, 7/01/12	6,030	6,628,297
AMBAC Series E 5.00%, 7/01/15	3,090	3,539,626
FGIC Series A-1 5.00%, 7/01/20–7/01/22	13,485	14,636,650
FSA Series 1997F 5.00%, 7/01/15	1,200	1,320,828
FSA Series 2004H 5.00%, 7/01/14	1,435	1,644,065
FSA Series A 5.00%, 7/01/22 (Prerefunded/ETM)	4,900	5,586,441
5.25%, 7/01/20 (Prerefunded/ETM)	1,470	1,689,339
FSA Series B 5.00%, 7/01/16	10,190	11,719,621
MBIA 5.75%, 7/01/15	5,000	5,957,800
MBIA Series A 5.00%, 7/01/11	2,200	2,354,066
5.25%, 7/01/12–7/01/14	10,150	11,319,040
5.50%, 7/01/15	4,630	5,205,509
MBIA Series A-2 5.00%, 7/01/20	11,000	12,030,040
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles CA Mta Sales Tax) AMBAC Series A 5.00%, 7/01/15	1,335	1,552,658
FSA Series A 5.00%, 7/01/14–7/01/15	10,075	11,559,836
MBIA-RE Series A 5.00%, 10/01/10–10/01/12	16,505	16,837,599
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) MBIA Series A 5.00%, 12/01/11	3,605	3,816,253
MBIA-RE Series A 5.00%, 9/01/12–9/01/13	20,480	22,007,529

Schedule of Investments—California Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value

Mammoth CA USD GO MBIA Zero Coupon, 8/01/21	$1,100	$609,290
Zero Coupon, 8/01/22	1,000	521,010
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	8,718,492
MBIA Series B-3 5.00%, 10/01/18	3,410	3,807,504
Series A 5.75%, 7/01/21	2,045	2,467,681
5.75%, 7/01/21 (Prerefunded/ETM)	1,615	1,985,093
Monrovia CA Redev Agy (Monrovia CA Ctrl Redev Proj Area #1) 4.40%, 6/01/12	2,830	2,810,982
Mount San Antonio CA CCD GO MBIA Series A 5.00%, 8/01/14	5,610	6,104,914
M-S-R Pub Pwr Agy CA MBIA 5.00%, 7/01/12–7/01/13	4,715	5,173,075
Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) MBIA Series A 5.00%, 7/01/17	2,685	2,701,915
Oakland CA USD GO MBIA 5.00%, 8/01/11–8/01/13	7,070	7,485,499
Orange Cnty CA Pub Fin Auth (Orange Cnty CA Lease) MBIA 5.00%, 7/01/11–7/01/13	21,070	22,921,062
Orange Cnty CA Santn COP Series 2009A 5.00%, 2/01/20	1,890	2,170,476
Series A 5.00%, 2/01/18–2/01/19	9,155	10,627,557
Pittsburg CA Redev Agy 9.60%, 6/01/16 (Prerefunded/ETM)	1,000	1,445,750
Pomona CA Pub Fin Auth AMBAC 5.00%, 2/01/11 (Prerefunded/ETM)	1,255	1,327,777
Pomona CA Pub Fin Auth (Pomona CA Merged Redev) AMBAC 5.00%, 2/01/11	380	391,415
Rancho CA Wtr Dist Fin Auth FSA Series A 5.50%, 8/01/12	1,075	1,166,611
Rancho Santiago CA CCD GO FSA 5.00%, 9/01/25	2,275	2,448,036

Principal Amount (000)		U.S. $ Value

Sacramento CA Fin Auth FSA Series A 5.375%, 12/01/18 (Prerefunded/ETM)	$1,440	$1,638,576
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	2,000	2,157,100
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl County Santn Dist CA) AMBAC 5.50%, 12/01/21	1,175	1,436,026
Series A 5.60%, 12/01/16	3,055	3,065,051
Salinas CA Pub Fin Auth AD 5.25%, 9/02/11	310	319,920
San Bernardino Cnty CA COP (San Bernrdno Cnty COP Detention Ctr) MBIA Series A 5.25%, 11/01/17	7,495	7,797,573
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) Series 2009 B 5.00%, 5/15/18	20,615	23,892,373
San Diego CA Pub Fac Fin Auth Swr (San Diego CA Swr) 5.00%, 5/15/21	8,520	9,651,797
San Diego CA USD GO FGIC Series D 5.25%, 7/01/25	2,170	2,401,517
San Diego Cnty CA COP AMBAC 5.00%, 2/01/15	2,000	2,255,100
San Diego Cnty CA Wtr Auth FSA Series 2008A 5.00%, 5/01/19	2,680	3,086,824
San Francisco City/Cnty CA Arpt Commn (San Francisco Intl Airport) FSA Series 15A 5.00%, 5/01/18	1,505	1,502,622
Series 34C 5.00%, 5/01/16	11,520	11,970,317
Series 34E 5.00%, 5/01/15–5/01/16	15,355	16,008,325
San Francisco City/Cnty CA Pub Util Wtr MBIA 5.25%, 10/01/14	5,245	5,829,817
San Jose CA Redev Agy MBIA 6.00%, 8/01/15 (Prerefunded/ETM)	330	405,253

30	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

San Jose CA Redev Agy (San Jose CA Redev Merged Proj) MBIA 6.00%, 8/01/15	$670	$752,993
San Mateo Cnty CA CCD GO MBIA-RE Series A 5.375%, 9/01/20	1,140	1,239,636
San Ramon Vly USD CA GO FSA 5.25%, 8/01/20	1,000	1,116,930
Santa Clara CA Redev Agy (Bayshore North Proj) MBIA 5.00%, 6/01/15	1,000	1,002,180
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) MBIA 5.375%, 9/01/17	560	571,155
Southern CA Tob Stlmnt Series B 6.00%, 6/01/43 (Prerefunded/ETM)	9,180	10,372,023
Tahoe Truckee CA USD GO MBIA 5.50%, 8/01/19	1,185	1,415,317
Univ of California FSA Series J 5.00%, 5/15/16	6,330	7,331,153
MBIA Series K 5.00%, 5/15/13–5/15/15	14,040	16,035,785
Series 2009 Q 5.25%, 5/15/22	3,510	4,017,546
Vernon CA Elec Sys Series 2009A 5.00%, 8/01/12	16,150	17,407,923
Walnut CA Pub Fin Auth (Walnut Impt Proj) AMBAC 5.375%, 9/01/20	2,075	2,142,147

		1,032,639,503

Arizona–0.2%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	500	467,540
Yavapai Cnty AZ IDA (Waste Management, Inc.) Series 2007A 4.25%, 3/01/28(a)	1,445	1,449,841

		1,917,381

Colorado–0.0%
Denver Co. City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	385	424,582

Principal Amount (000)		U.S. $ Value

Florida–3.6%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	$765	$808,085
Chapel Creek FL CDD 5.20%, 5/01/11	1,590	908,876
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	13,000	14,203,670
Concorde Estates CDD FL Series 04B 5.00%, 5/01/11	520	321,339
Dupree Lakes CDD FL 5.00%, 11/01/10	255	177,447
Durbin Crossing CDD FL Series B-2 4.875%, 11/01/10	1,820	1,341,322
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13(b)	635	410,400
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) MBIA 5.00%, 7/01/13	6,760	7,445,802
Florida Turnpike Auth (Florida Turnpike) MBIA-RE 5.00%, 7/01/14	3,040	3,431,187
Lake Ashton II CDD FL Series B 4.875%, 11/01/10	360	247,900
Lakewood Ranch Stwdshp Dist FL Series B 5.00%, 5/01/13	1,100	785,554
Meadow Pointe III CDD FL Series 2004-1 4.80%, 11/01/09	400	399,272
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	2,400	2,410,032
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,170,016
New River CDD FL Series B 5.00%, 5/01/13(b)(c)	1,735	788,610
Palm Glades CDD FL Series B 4.85%, 8/01/11	675	449,023
Parker Rd CDD FL Series B 5.35%, 5/01/15	2,060	1,297,903
Paseo CDD FL 5.00%, 2/01/11(b)	665	384,530
Series B 4.875%, 5/01/10(b)	670	357,847

Schedule of Investments—California Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

The Quarry CDD FL 5.25%, 5/01/16	$1,545	$1,256,100
Rolling Hills CDD FL Series B 5.125%, 11/01/13	425	294,997
Shingle Creek FL CDD 5.75%, 5/01/15(b)	2,375	1,238,301
Six Mile Creek CDD FL 5.50%, 5/01/17	1,050	595,728
Sterling Hill CDD FL Series B 5.50%, 11/01/10	175	162,696
Stoneybrook CDD FL Series B 5.45%, 11/01/15(b)	3,435	1,623,621
Tern Bay CDD FL Series B 5.00%, 5/01/15(b)(c)	1,015	355,240
Venetian CDD FL Series B 5.95%, 5/01/12	120	105,761
Waterford Estates CDD FL 5.125%, 5/01/13(b)(c)	1,000	359,780

		43,331,039

Guam–0.4%
Guam Wtrworks Auth COP 5.00%, 7/01/12 (Prerefunded/ETM)	1,270	1,299,908
5.18%, 7/01/15 (Prerefunded/ETM)	1,997	2,036,393
5.50%, 7/01/16 (Prerefunded/ETM)	1,500	1,536,885

		4,873,186

Illinois–0.2%
Bolingbrook IL Sales Tax 6.00%, 1/01/26(d)	4,450	2,116,287
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	617	518,113

		2,634,400

Indiana–0.1%
South Bend IN Econ Dev (One Michiana Square Proj) 1.00%, 10/01/09(a)(b)(c)	3,100	1,550,000

Louisiana–0.1%
Coves of The Highland CDD LA 5.60%, 11/01/21(b)	3,200	658,688
Tangipahoa Parish Sch Rd CDD LA 5.90%, 5/01/22(b)	1,035	587,932

		1,246,620

Principal Amount (000)		U.S. $ Value

Nevada–1.1%
Clark Cnty NV SD GO 5.00%, 6/15/16	$3,340	$3,794,307
MBIA 5.50%, 6/15/12	7,165	7,904,858
Clark Cnty NV SID #142 (Clark Cnty NV SID #142 Mtns Edg) 5.30%, 8/01/11	1,910	1,912,807
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13	315	148,636

		13,760,608

North Carolina–0.5%
North Carolina Eastern Mun Pwr Agy Series 2009 SER 5.00%, 1/01/16(e)	2,375	2,582,718
Series C 5.30%, 1/01/15	3,580	3,867,832

		6,450,550

Ohio–1.1%
American Mun Pwr OH (Goldman Sachs Group, Inc.) Series A 5.00%, 2/01/13	10,350	10,898,860
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	2,500	2,444,775

		13,343,635

Pennsylvania–0.6%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	7,750	7,290,657

Puerto Rico–3.8%
Puerto Rico Elec Pwr Auth Series W 5.50%, 7/01/17	3,940	4,472,806
Puerto Rico GO FGIC 5.25%, 7/01/10	2,000	2,032,260
Series A 5.00%, 7/01/30(a)	3,230	3,341,629
Puerto Rico Govt Dev Bank 5.00%, 12/01/11	1,035	1,091,397
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy& Trnsp Spl Tax) AMBAC Series A 5.50%, 7/01/10	195	198,498
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series A 5.00%, 8/01/10	3,915	3,976,661

32	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

Puerto Rico Pub Bldgs Auth Series C 5.50%, 7/01/12 (Prerefunded/ETM)	$5	$5,588
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	2,550	2,786,206
Series C 5.25%, 7/01/11	1,015	1,057,752
5.50%, 7/01/12	1,135	1,208,094
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27(a)	8,365	8,721,935
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39(a)	16,970	17,686,643

		46,579,469

South Carolina–0.1%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16	1,628	676,808

Texas–0.2%
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/21	1,180	1,268,571
El Paso Cnty TX GO MBIA 5.00%, 2/15/16	1,435	1,641,109

		2,909,680

Virginia–0.2%
Broad Street CDA VA 7.125%, 6/01/15	1,124	1,096,147
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18	1,155	1,052,644

		2,148,791

Total Long-Term Municipal Bonds (cost $1,145,883,486)		1,181,776,909

Short-Term Municipal Notes–0.4%
California–0.4%
California Infra & Eco Dev Bk (Jewish Cmnty Ctr San Francisco) 0.28%, 12/01/31(f)	2,200	2,200,000
California Infra & Eco Dev Bk (Rand Corporation) 0.27%, 4/01/42(f)	1,300	1,300,000
Tahoe Forest CA Hosp Dist 0.35%, 7/01/33(f)	700	700,000

Total Short-Term Municipal Notes (cost $4,200,000)		4,200,000

Total Municipal Obligations (cost $1,150,083,486)		1,185,976,909

Principal Amount (000)		U.S. $ Value
SHORT-TERM INVESTMENTS–0.0%

Time Deposit–0.0%
State Street Time Deposit 0.01%, 10/01/09 (cost $8,722)	$9	$8,722

Total Investments—97.5% (cost $1,150,092,208)		1,185,985,631

Other assets less liabilities—2.5%		30,696,227

Net Assets—100.0%		$1,216,681,858

(a)	Variable rate coupon, rate shown as of September 30, 2009.
(b)	Illiquid security.
(c)	Security is in default and is non-income producing.
(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2009.
(e)	When-Issued or delayed delivery security.
(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2009, the Portfolio held 48.8% of net assets in insured bonds (of this amount 7.7% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AD—Assessment District

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance Inc.

GO—General Obligation

HSD—High School District

ID—Improvement District

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

MBIA—MBIA Insurance Corporation†

MBIA-RE—MBIA Reinsuring FGIC

RADIAN—Radian Asset Assurance Inc.

SD—School District

SSA—Special Services Area

UHSD—Unified/Union High School District

USD—Unified School District

XLCA—XL Capital Assurance Inc.

† MBIA—Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

Schedule of Investments—California Municipal Portfolio	33

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

September 30, 2009

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.3%
Long-Term Municipal Bonds–92.5%
New York–77.4%
Albany Cnty NY GO MBIA-RE 5.00%, 10/01/12	$605	$632,346
Erie Cnty NY IDA (Buffalo NY SD) FSA 5.00%, 5/01/14	1,120	1,242,293
5.75%, 5/01/24	1,520	1,658,609
FSA Series A 5.00%, 5/01/16	1,210	1,357,959
Long Island Pwr Auth NY
AMBAC Series A 5.50%, 12/01/09	1,180	1,187,965
MBIA Series D 5.00%, 9/01/12	10,115	11,163,319
MBIA Series F 5.00%, 5/01/13–5/01/16	34,590	38,476,521
Metropolitan Trnsp Auth NY AMBAC Series A 5.50%, 11/15/18	5,325	5,858,938
AMBAC Series B 5.00%, 7/01/20 (Prerefunded/ETM)	535	535,589
AMBAC Series B-1 5.00%, 7/01/18 (Prerefunded/ETM)	1,000	1,091,130
MBIA Series E 5.00%, 11/15/10	10,150	10,461,199
Series B 5.00%, 11/15/16–11/15/17	6,645	7,524,190
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) FSA Series A 5.25%, 11/15/12	7,425	8,246,576
MBIA Series A 5.00%, 11/15/11	1,865	2,010,246
5.25%, 11/15/13	2,660	3,014,126
MBIA-RE Series A 5.25%, 11/15/15–11/15/16	12,965	15,103,460
Nassau Cnty NY GO AMBAC Series A 5.50%, 7/01/10	1,120	1,159,200
6.00%, 7/01/11	1,000	1,085,420
MBIA 5.40%, 1/15/10	1,090	1,104,148
MBIA-RE Series A 6.00%, 7/01/12–7/01/13	2,000	2,275,820

Principal Amount (000)		U.S. $ Value

Series 2009 F 5.00%, 10/01/11	$1,285	$1,383,585
Nassau Cnty NY IDA (No. Shore L.I. Jewish Obl Grp)
5.625%, 11/01/10	265	265,832
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC 5.375%, 11/15/15–11/15/16	1,100	1,176,349
AMBAC Series B 5.00%, 11/15/14	3,595	4,036,682
AMBAC Series H 5.25%, 11/15/13	1,745	1,989,946
New York Bridge Auth 5.00%, 1/01/17	4,575	4,797,848
New York NY GO 5.00%, 4/01/11–8/15/16	30,450	33,814,894
5.25%, 9/01/14–9/01/16	23,140	26,719,560
5.50%, 8/01/13	8,055	8,997,918
FSA 5.25%, 8/01/12–8/01/14	13,615	15,107,782
MBIA 5.00%, 8/01/16	2,350	2,619,780
5.75%, 8/01/11	7,570	8,207,470
MBIA-RE 5.00%, 8/01/13	2,750	3,070,320
Series 04G 5.00%, 8/01/12	3,910	4,286,689
Series 4B 5.00%, 8/01/10	1,125	1,167,435
Series A 5.25%, 8/01/17	5,705	6,299,632
Series B 5.00%, 8/01/10	2,615	2,713,638
Series C 5.00%, 1/01/16	4,410	5,023,916
5.50%, 8/01/14–9/15/19	6,970	7,754,514
5.50%, 9/15/19 (Prerefunded/ETM)	900	1,046,385
Series E 5.00%, 8/01/16	5,500	6,305,310
Series F 5.25%, 8/01/16	3,335	3,523,494
Series G 5.00%, 8/01/10–8/01/11	2,540	2,668,809
Series H 5.00%, 8/01/11	1,080	1,156,378
Series I 5.00%, 8/01/10–8/01/14	7,965	8,512,895
XLCA 6.50%, 5/15/17 (Prerefunded/ETM)	2,740	2,870,972
New York NY Hlth & Hosp Corp. 5.00%, 2/15/14	10,215	11,206,059
AMBAC 5.00%, 2/15/10	9,475	9,618,452

34	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

New York NY IDA 5.75%, 11/01/11–11/01/12 (Prerefunded/ETM)	$3,775	$4,031,851
6.00%, 11/01/20 (Prerefunded/ETM)	1,045	1,118,892
New York NY IDA (Magen David Yeshivah) ACA 4.99%, 6/15/13	4,395	4,326,218
New York NY Mun Wtr Fin Auth 5.00%, 6/15/19–6/15/22	40,390	46,163,083
5.50%, 6/15/17	2,460	2,633,725
New York NY Trnsl Fin Auth 5.00%, 11/01/11–11/01/15	65,070	74,172,388
5.25%, 8/01/14–2/01/21	5,930	6,552,388
5.50%, 2/01/17–2/15/17	5,555	5,958,093
AMBAC 5.25%, 8/01/20	2,155	2,306,303
5.25%, 8/01/20 (Prerefunded/ETM)	845	946,434
FSA 5.25%, 2/01/14	7,800	8,831,160
MBIA 5.25%, 2/01/20	6,425	6,952,685
5.375%, 2/01/14	3,610	4,029,085
MBIA Series E 5.25%, 2/01/21	2,000	2,153,020
MBIA-RE 5.00%, 11/01/13	18,405	21,002,866
5.50%, 11/01/13	7,075	8,054,322
Series 02A 5.50%, 11/01/26(a)	17,885	19,427,224
Series B 5.25%, 2/01/29(a)	17,915	18,863,599
Series C 5.25%, 2/01/13	5,010	5,630,438
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 5.75%, 12/01/16	22,790	26,701,903
New York St Dormitory Auth 5.375%, 7/01/19 (Prerefunded/ETM)	1,400	1,565,858
FGIC 5.50%, 7/01/17–7/01/20 (Prerefunded/ETM)	2,640	2,863,898
FSA 5.75%, 8/15/11–2/15/12 (Prerefunded/ETM)	1,040	1,088,703
5.875%, 2/15/13 (Prerefunded/ETM)	100	104,790
MBIA 5.20%, 2/15/16 (Prerefunded/ETM)	1,000	1,114,340
New York St Dormitory Auth (Aids Long-Term Hlth Care Loan Pool) 5.00%, 11/01/11	3,875	4,051,816

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (Brookdale Hospital Med Ctr) MBIA 5.20%, 2/15/14	$1,140	$1,145,860
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	12,195	13,151,088
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,000	1,068,730
New York St Dormitory Auth (Mt. Sinai Hlth) 5.00%, 7/01/11	2,780	2,788,785
New York St Dormitory Auth (New York Medical College) MBIA 5.25%, 7/01/11	1,085	1,091,282
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/10–2/15/16	29,155	32,504,030
FSA 5.00%, 2/15/16	3,830	4,363,174
5.75%, 8/15/11	5	5,173
MBIA 5.00%, 8/15/17	480	480,168
MBIA Series 1998D 5.25%, 2/15/13	110	110,635
New York St Dormitory Auth (New York St Lease Secured Hosp) 3.875%, 2/15/12	1,000	1,041,840
4.00%, 2/15/13–8/15/15	9,035	9,542,533
New York St Dormitory Auth (New York St Lease SUNY) Series B 5.25%, 11/15/23(b)	4,960	5,348,269
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/12–3/15/18	78,800	90,962,863
AMBAC 5.00%, 3/15/15	1,650	1,910,584
FSA 5.00%, 3/15/13	2,525	2,832,318
MBIA-RE 5.50%, 3/15/14	4,750	5,354,722
Series 2008 A 5.00%, 3/15/20	4,750	5,492,282
Series 2009 D 5.00%, 6/15/18–6/15/20	9,230	10,892,854
New York St Dormitory Auth (New York Univ) MBIA 5.00%, 7/01/11	1,815	1,933,955
5.75%, 7/01/12	1,540	1,722,444
MBIA Series A
6.00%, 7/01/18 1,000 1,230,790

Schedule of Investments—New York Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (NYU Hosp Center) 5.00%, 7/01/10	$1,000	$1,014,680
New York St Dormitory Auth (Winthrop So Nassau Univ Hlth) AMBAC Series A 5.25%, 7/01/18	1,000	1,036,570
AMBAC Series B
5.25%, 7/01/19	1,325	1,370,275
New York St Dormitory Auth (Wyckoff Heights Medical Ctr)
MBIA 5.20%, 2/15/16	5,820	5,846,248
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.)
MBIA Series C 3.245%, 4/01/34(b)(c)	17,725	17,708,870
New York St Envrn Fac Corp. (New York NY Mun Wtr Auth) Series 2009 A 5.25%, 6/15/24	7,300	8,498,806
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/14–6/15/25	30,070	33,002,777
5.75%, 6/15/11	745	809,316
New York St Envrn Fac Corp. (New York St Pers Income Tax) MBIA-RE 5.00%, 12/15/23	1,060	1,145,849
New York St Envrn Fac Corp. (New York St SRF) 4.95%, 6/15/10	1,730	1,734,792
5.20%, 12/15/15	225	225,666
5.375%, 11/15/18	1,485	1,567,195
5.875%, 7/15/20	4,560	4,612,121
New York St HFA (New York St Lease HFA Svc Cont) MBIA 5.50%, 9/15/18	2,720	2,741,842
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(d)(e)	1,980	5,940
New York St Loc Gov Asst Corp. 5.00%, 4/01/14–4/01/20	49,980	57,709,657
FSA 5.00%, 4/01/13	4,230	4,751,347
New York St Mortgage Agy Sfhr (New York St Mortgage Agy) 4.50%, 4/01/23	2,850	2,820,958
New York St Pwr Auth MBIA 5.00%, 11/15/16	6,180	7,268,731
New York St Thruway Auth FSA Series 2005A 5.00%, 3/15/18 (Prerefunded/ETM)	895	1,023,406

Principal Amount (000)		U.S. $ Value

New York St Thruway Auth (New York St Lease Thruway Svc) MBIA 5.10%, 4/01/10	$1,050	$1,073,341
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/14–3/15/16	10,950	12,736,805
AMBAC 5.00%, 3/15/15	10,170	11,776,148
FSA 5.00%, 3/15/14–3/15/15	8,840	10,222,961
FSA Series 2005A 5.00%, 3/15/18	1,035	1,174,383
New York St Thruway Auth (New York St Thruway Au Ded Tax) 5.00%, 4/01/17	21,620	25,002,881
AMBAC 5.00%, 1/01/13–1/01/14	12,285	13,567,704
5.25%, 4/01/11–4/01/14	20,665	22,773,228
FSA 5.00%, 4/01/12	1,415	1,553,783
FSA Series 5B 5.00%, 4/01/14	64,440	73,443,557
FSA Series B 5.00%, 4/01/15	15,785	18,137,596
MBIA 5.00%, 4/01/24	1,060	1,143,168
5.25%, 4/01/12–4/01/14	13,930	15,718,226
MBIA Series C 5.25%, 4/01/11	4,625	4,932,562
MBIA-RE Series B 5.00%, 4/01/13–4/01/16	27,025	30,468,964
New York St UDC (New York St Lease UDC Svc Cont) 5.00%, 1/01/19	3,525	4,010,956
New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/16	2,045	2,372,609
AMBAC 5.00%, 12/15/20	6,265	6,968,246
Niagara Falls NY Bridge Comm FGIC 6.30%, 10/01/12 (Prerefunded/ETM)	4,670	5,385,070
Onondaga Cnty NY GO 5.70%, 4/01/11	770	828,120
5.70%, 4/01/11 (Prerefunded/ETM)	1,830	1,968,421
Port Authority of NY & NJ MBIA-RE 5.125%, 11/15/15	1,355	1,364,919
5.50%, 11/15/10	12,530	13,151,363
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/11	4,485	4,740,645

36	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

5.50%, 6/01/15–6/01/16	$16,755	$17,405,275
Series 2008 5.00%, 6/01/12	8,000	8,660,720
Series A-1 5.50%, 6/01/15	3,820	3,909,579
Series B-1C 5.50%, 6/01/14	16,465	16,482,947
Tompkins Cnty NY IDA (Ithaca College) 5.00%, 7/01/16	2,615	2,844,126
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/11–1/01/20	50,010	58,039,031
5.25%, 11/15/12–1/01/17	19,480	21,925,995
5.50%, 1/01/12–1/01/17 (Prerefunded/ETM)	17,885	19,954,104
MBIA 5.125%, 1/01/18 (Prerefunded/ETM)	8,165	8,274,738
5.25%, 11/15/15	3,145	3,607,284
Triborough Brdg & Tunl Auth NY (New York St Lease NYC Convention Ctr) 6.00%, 1/01/11	1,490	1,588,370
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	975	892,856
Yonkers NY GO MBIA 5.00%, 8/01/12–8/01/14	7,925	8,526,466

		1,388,673,252

Arizona–0.1%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	675	631,179
Yavapai Cnty AZ IDA (Waste Management, Inc.) Series 2007A 4.25%, 3/01/28(b)	2,190	2,197,337

		2,828,516

California–1.0%
San Diego Cnty CA Wtr Auth MBIA Series 1991B 6.30%, 4/21/11(f)	17,500	18,033,575

Colorado–0.1%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	765	843,650
Todd Creek Farms Met Dist #1 CO 5.60%, 12/01/14(e)	2,765	1,441,339

		2,284,989

Florida–2.9%
Amelia Walk CDD FL Series B 5.20%, 5/01/14(e)	725	384,729

Principal Amount (000)		U.S. $ Value

Arborwood CDD FL Series A-2 5.25%, 5/01/36	$40	$28,581
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	1,180	1,246,458
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	22,615	24,708,923
Concorde Estates CDD FL Series 04B 5.00%, 5/01/11	690	426,392
Dupree Lakes CDD FL 5.00%, 11/01/10	350	243,555
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	3,205	1,996,138
Series B-2 4.875%, 11/01/10	2,295	1,691,392
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13(e)	950	613,985
Fishhawk CDD #2 FL Series B 5.125%, 11/01/09	570	513,051
Hammock Bay CDD FL Series B 5.375%, 5/01/11	60	59,336
Heritage Plantation CDD FL Series B 5.10%, 11/01/13	955	509,578
Lakewood Ranch Stwdshp Dist FL Series B 5.00%, 5/01/13	230	164,252
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(e)	1,710	634,410
Live Oak CDD FL Series B 5.00%, 11/01/09(e)	755	393,091
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	3,300	3,313,794
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Arpt) 5.75%, 10/01/20	1,435	1,601,288
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,350	1,142,600
Palm Glades CDD FL Series B 4.85%, 8/01/11	1,010	671,872
Parkway Center CDD FL Series B 5.625%, 5/01/14	2,045	1,672,237
Paseo CDD FL 5.00%, 2/01/11(e)	860	497,286

Schedule of Investments—New York Municipal Portfolio	37

Principal Amount (000)		U.S. $ Value

Polk Cnty FL SD Sales Tax FSA 5.00%, 10/01/16	$2,665	$2,970,329
The Quarry CDD FL 5.25%, 5/01/16	1,950	1,585,370
Six Mile Creek CDD FL 5.50%, 5/01/17	1,285	729,058
Sterling Hill CDD FL Series B 5.50%, 11/01/10	175	162,696
Stoneybrook CDD FL Series B 5.45%, 11/01/15(e)	4,300	2,032,481
Tern Bay CDD FL Series B 5.00%, 5/01/15(d)(e)	1,475	516,235
Venetian CDD FL Series B 5.95%, 5/01/12	180	158,641
Verano CDD FL Series B 5.00%, 11/01/13	1,765	928,125

		51,595,883

Georgia–0.4%
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	6,975	7,420,075

Guam–0.3%
Guam Wtrworks Auth 5.00%, 7/01/11	2,160	2,197,260
Guam Wtrworks Auth COP 5.18%, 7/01/15 (Prerefunded/ETM)	2,677	2,729,717

		4,926,977

Illinois–0.3%
Bolingbrook IL Sales Tax 5.75%, 1/01/15(a)	1,945	900,924
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt)
5.50%, 3/01/17	1,307	795,205
Cortland IL SSA #10
5.125%, 3/01/14	3,521	3,203,265
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge)
Series 5-1
5.25%, 3/01/15	809	679,341

		5,578,735

Indiana–0.7%
Indiana Bond Bank Gas (JP Morgan Chase)
5.25%, 10/15/18–10/15/21	10,745	11,244,706

Principal Amount (000)		U.S. $ Value

South Bend IN Econ Dev (One Michiana Square Proj)
1.00%, 10/01/09(b)(d)(e)	$3,110	$1,555,000

		12,799,706

Louisiana–0.2%
Isabella Lakes CDD LA
6.00%, 8/01/22	1,515	994,310
Juban Parc LA CDD (Juban Parc CDD LA)
5.15%, 10/01/14	1,280	1,170,163
Whispering Springs CDD LA
5.20%, 10/01/21	1,500	1,013,850

		3,178,323

Nevada–0.8%
Clark Cnty NV Arpt
FSA Series C 2009
5.00%, 7/01/23	7,345	7,938,329
Clark Cnty NV SD GO
Series B
5.00%, 6/15/17	3,620	4,116,664
Henderson NV LID #T-16 (Henderson NV LID #T-16 Falls)
4.625%, 3/01/12	535	258,212
Las Vegas NV SID #607 (Las Vegas NV SID #607 Provdnce)
5.00%, 6/01/10	1,845	1,805,351
5.35%, 6/01/12	1,360	1,259,279

		15,377,835

New Jersey–0.5%
Tobacco Settlement Auth NJ
5.75%, 6/01/32 (Prerefunded/ETM)	8,030	8,738,085

North Carolina–0.4%
North Carolina Eastern Mun Pwr Agy
5.00%, 1/01/15(g)	1,475	1,603,532
5.375%, 1/01/10–1/01/17	4,745	4,941,041

		6,544,573

Ohio–0.4%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC)
Series A
7.00%, 8/01/21	1,395	1,364,184
Ohio Air Quality Dev Auth (Cleveland Electric Illum)
7.25%, 11/01/32(b)	4,830	5,299,911

		6,664,095

Pennsylvania–0.5%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys)
Series 07A
5.00%, 11/15/17	9,845	9,261,487

38	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

Principal Amount (000)		U.S. $ Value

Puerto Rico–5.3%
Puerto Rico Elec Pwr Auth
5.25%, 7/01/13–7/01/15	$12,425	$13,710,807
5.50%, 7/01/16–7/01/19	13,000	14,708,757
MBIA
5.50%, 7/01/16	3,695	4,182,370
Puerto Rico GO
5.00%, 7/01/13	4,980	5,260,872
5.25%, 7/01/14	1,295	1,380,858
Puerto Rico Govt Dev Bank
5.00%, 12/01/11–12/01/12	11,270	11,904,438
Series B
5.00%, 12/01/13	4,410	4,684,611
Puerto Rico Pub Bldgs Auth
5.25%, 7/01/11 (Prerefunded/ETM)	5	5,389
Puerto Rico Pub Bldgs Auth (Puerto Rico GO)
5.00%, 7/01/28(b)	1,000	1,034,560
5.75%, 7/01/15	4,245	4,638,214
Series C
5.25%, 7/01/11	1,740	1,813,289
Puerto Rico Pub Fin Corp. (Puerto Rico Lease)
Series A
5.75%, 8/01/27(b)	4,165	4,342,721
Puerto Rico Sales Tax Fin Corp.
5.50%, 8/01/22	23,200	25,982,376
Univ of Puerto Rico
5.00%, 6/01/13	1,015	1,071,058

		94,720,320

South Carolina–0.0%
Lancaster Cnty SC Edenmore ID
Series B
5.375%, 12/01/16	1,159	481,831

Tennessee–1.0%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.)
Series A
5.25%, 9/01/21	17,375	17,527,379

Virginia–0.2%
Broad Street CDA VA
7.125%, 6/01/15	1,686	1,644,221
Celebrate Virginia North CDA VA
Series B
6.25%, 3/01/18	1,617	1,473,701

		3,117,922

Total Long-Term Municipal Bonds (cost $1,589,923,010)		1,659,753,558`

Short-Term Municipal Notes–3.8%
New York–3.8%
New York NY Trnsl Fin Auth
0.28%, 11/01/22–5/01/28(h)	16,150	16,150,000

Principal Amount (000)		U.S. $ Value

New York St Thruway Auth (New York St Thruway Gen Rev BANS) 4.00%, 7/15/11	$48,785	$51,392,558

Total Short-Term Municipal Notes (cost $66,770,108)		67,542,558

Total Municipal Obligations (cost $1,656,693,118)		1,727,296,116

AGENCIES–2.2%
Other–2.2%
Federal Home Loan Banks 4.75%, 12/16/16 (cost $40,131,263)	37,000	40,341,655

SHORT-TERM INVESTMENTS–0.0%
Time Deposit–0.0%
State Street Time Deposit 0.01%, 10/01/09 (cost $99,506)	100	99,506

Total Investments—98.5% (cost $1,696,923,887)		1,767,737,277

Other assets less liabilities—1.5%		26,448,059

Net Assets—100.0%		$1,794,185,336

(a)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2009.
(b)	Variable rate coupon, rate shown as of September 30, 2009.
(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2009 and the aggregate market value of these securities amounted to $17,708,870 or 1.0% of net assets.
(d)	Security is in default and is non-income producing.
(e)	Illiquid security.
(f)	Floating Rate Security. Stated interest rate was in effect at September 30, 2009.
(g)	When-Issued or delayed delivery security.
(h)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2009, the Portfolio held 31.9% of net assets in insured bonds (of this amount 4.4% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Schedule of Investments—New York Municipal Portfolio	39

Glossary:

ACA—ACA Financial Guaranty Corporation

AMBAC—Ambac Assurance Corporation

BAN—Bond Anticipation Note

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance Inc.

GO—General Obligation

HFA—Housing Finance Authority

ID—Improvement District

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

MBIA—MBIA Insurance Corporation†

MBIA-RE—MBIA Reinsuring FGIC

SD—School District

SRF—State Revolving Fund

SSA—Special Services Area

XLCA—XL Capital Assurance Inc.

† MBIA—Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

40	Sanford C. Bernstein Fund, Inc.—2009 Annual Report

SCB–MU–1945–0909

ANNUAL REPORT

AllianceBernstein Blended Style Funds

Tax-Managed International Portfolio

International Portfolio

September 30, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 23, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Funds Tax-Managed International and AllianceBernstein International Portfolios (each a “Portfolio,” and collectively, the “Portfolios”) for the annual reporting period ended September 30, 2009.

AllianceBernstein Tax-Managed International Portfolio

Investment Objective and Policies

The investment objective of the Portfolio is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, plus Canada. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. AllianceBernstein L.P. (the “Adviser”) selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the

Portfolio’s shareholders. Normally, approximately 50% of the Portfolio’s value will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the portfolio as necessary to maintain this targeted allocation.

AllianceBernstein International Portfolio

Investment Objective and Policies

The investment objective of the Portfolio is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Portfolio is managed without regard to potential tax consequences to the shareholder. Normally, approximately 50% of the Portfolio’s value will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the portfolio as necessary to maintain this targeted allocation.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	1

Effective October 1, 2008, the Adviser expanded its approach to managing currencies in the Portfolios. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment purposes when it anticipates that a foreign currency will appreciate or depreciate in value.

Investment Results

The tables on pages 6 and 9 show performance for the Portfolios compared to their benchmark, the MSCI EAFE Index, for the six- and 12-month periods ended September 30, 2009.

The Portfolios’ Class A shares without sales charges underperformed the benchmark for the six- and 12-month periods ended September 30, 2009. The Portfolios posted negative returns for the 12-month period.

For the 12-month reporting period, stock selection in the financial, materials and industrial sectors were the largest detractors from the Portfolios’ performance. These stocks fell dramatically in the second half of 2008 amid investors’ fears about the worsening global credit crisis and falling economic growth. An underweight in financial stocks partially offset the performance impact of stock selection in the sector, as did an overweight in the more defensive energy sector. The value segment of the Portfolios outperformed the growth segment for the 12-month period, although both lagged the benchmark.

For the six-month period, an overweight in energy stocks plus an overweight and unfavorable stock selection in the telecommunications sector detracted from relative performance. Both sectors lagged the benchmark during the strong market recovery. Despite a modest underweight in financials, the best performing sector, strong stock selection contributed positively to performance. Additionally, favorable stock selection in the consumer discretionary sector, specifically auto and media holdings, contributed to the Portfolios’ performance. For the six-month period, the value segment of the Portfolios outperformed the growth segment and the benchmark, as returns were strongest for the stocks with the cheapest valuations. The International Portfolios did not use leverage for the six- or 12-month periods.

Market Review and Investment Strategy

In 2009 the international equity markets—as measured by the MSCI EAFE Index—experienced one of their worst ever losses from September 2008 through February 2009, as well as one of their largest recoveries starting in March 2009. International equity markets collapsed in the 12-month period ended September 30, 2009, amid widespread flight from risk as investors feared the worsening global credit crisis would lead to a severe and prolonged global economic recession. As investors regained confidence in early 2009 that

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

the unprecedented, global intervention by governments to thaw credit markets and revive economic growth would be effective, the international equity markets staged a very strong recovery with the benchmark rising almost 60% from March to September of 2009.

A sense of normality is returning to the global economy and financial markets. While risk premiums remain high versus historical norms, they have receded dramatically from the peak of the credit crisis. The economic recovery, which began in China and other parts of Asia, appears to be gaining traction globally. This has led to a rebound in corporate earnings. Nevertheless, significant risks and challenges remain for the global economy and financial markets. The upside of continued investor anxiety is that attractive opportunities remain for active investment managers to add value through research-driven stock selection. Both the growth and value teams have positioned the portfolios with the expectation of capturing this opportunity, albeit in different ways. Each team has applied its distinct investment philosophy, discipline and research to take advantage of the huge valuation distortions created by the recent crisis. In the Team’s view, the Portfolios are positioned to take advantage of the possible rebound in corporate profitability while withstanding the inevitable risks along the way.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization weighted index that measures stock market performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

Substantially all of the Portfolios’ assets will be invested in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. To the extent that the Portfolios invest a substantial amount of their assets in a particular country or region, an investment in the Portfolios has the risk that market changes or other events affecting that country or region may have a more significant effect on the Portfolios’ net asset values. In addition, because the Portfolios will invest in foreign currency denominated securities, fluctuations in the value of the Portfolios’ investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate between “growth” and “value” stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. While the Portfolios invest principally in common stocks and other equity securities, in order to achieve their investment

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

objectives, they may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases greater than, the risks presented by more traditional investments. AllianceBernstein Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio’s shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Portfolio. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	5

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2009	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds Tax-Managed International Portfolio
Class A	46.48%	-5.15%

Class B*	45.91%	-5.96%

Class C	46.01%	-5.84%

MSCI EAFE Index (net)	49.85%	3.23%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 1/30/04* TO 9/30/09

* Since inception of the Portfolio’s Class A shares.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed International Portfolio Class A shares (from 1/30/04* to 9/30/09) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-5.15%	-9.19%
5 Years	1.55%	0.68%
Since Inception*	1.94%	1.16%

Class B Shares
1 Year	-5.96%	-9.66%
5 Years	0.80%	0.80%
Since Inception*	1.20%	1.20%

Class C Shares
1 Year	-5.84%	-6.76%
5 Years	0.83%	0.83%
Since Inception*	1.21%	1.21%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
		SEC Returns

Class A Shares
1 Year		-9.19%
5 Years		0.68%
Since Inception*		1.16%

Class B Shares
1 Year		-9.66%
5 Years		0.80%
Since Inception*		1.20%

Class C Shares
1 Year		-6.76%
5 Years		0.83%
Since Inception*		1.21%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.43%, 2.09% and 2.09% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	7

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
Returns

Class A Shares
1 Year	-9.22%
5 Years	-0.19%
Since Inception*	0.39%

Class B Shares
1 Year	-9.41%
5 Years	0.03%
Since Inception*	0.51%

Class C Shares
1 Year	-6.52%
5 Years	0.06%
Since Inception*	0.53%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)

Class A Shares
1 Year	-5.13%
5 Years	1.15%
Since Inception*	1.50%

Class B Shares
1 Year	-5.61%
5 Years	1.29%
Since Inception*	1.56%

Class C Shares
1 Year	-3.73%
5 Years	1.31%
Since Inception*	1.57%

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2009	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds International Portfolio
Class A	46.12%	-5.94%

Class B*	45.51%	-6.72%

Class C	45.56%	-6.65%

MSCI EAFE Index (net)	49.85%	3.23%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 1/30/04* TO 9/30/09

* Since inception of the Portfolio’s Class A shares.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Portfolio Class A shares (from 1/30/04* to 9/30/09) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	9

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-5.94%	-9.96%
5 Years	1.64%	0.77%
Since Inception*	2.13%	1.35%

Class B Shares
1 Year	-6.72%	-10.38%
5 Years	0.91%	0.91%
Since Inception*	1.39%	1.39%

Class C Shares
1 Year	-6.65%	-7.57%
5 Years	0.93%	0.93%
Since Inception*	1.41%	1.41%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
		SEC Returns

Class A Shares
1 Year		-9.96%
5 Years		0.77%
Since Inception*		1.35%

Class B Shares
1 Year		-10.38%
5 Years		0.91%
Since Inception*		1.39%

Class C Shares
1 Year		-7.57%
5 Years		0.93%
Since Inception*		1.41%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.42%, 2.11% and 2.12% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on pages 4-5.

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed International Portfolio

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$1,464.77	$11.86
Hypothetical (5% return before expenses)	$1,000	$1,015.44	$9.70
Class B
Actual	$1,000	$1,459.11	$16.77
Hypothetical (5% return before expenses)	$1,000	$1,011.43	$13.72
Class C
Actual	$1,000	$1,460.10	$16.40
Hypothetical (5% return before expenses)	$1,000	$1,011.73	$13.41
*	Expenses are equal to the classes’ annualized expense ratios of 1.92%, 2.72% and 2.66%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (reflect the one-half year period).

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	11

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

International Portfolio

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$1,461.23	$9.81
Hypothetical (5% return before expenses)	$1,000	$1,017.10	$8.04
Class B
Actual	$1,000	$1,455.09	$14.59
Hypothetical (5% return before expenses)	$1,000	$1,013.19	$11.96
Class C
Actual	$1,000	$1,455.62	$14.22
Hypothetical (5% return before expenses)	$1,000	$1,013.49	$11.66
*	Expenses are equal to the classes’ annualized expense ratios of 1.59%, 2.37% and 2.31%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (reflect the one-half year period).

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Fund Expenses

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,292.8

*	All data are as of September 30, 2009. The Portfolio’s sector and country breakdowns are expressed as a percentage of each Portfolio’s long term investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	13

Portfolio Summary

INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,396.8

*	All data are as of September 30, 2009. The Portfolio’s sector and country breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio Summary

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 25.4%
Capital Markets – 5.8%
Credit Suisse Group AG	1,717,700	$95,569,115
Deutsche Bank AG	555,100	42,402,941
Julius Baer Holding AG	909,519	45,617,110
Macquarie Group Ltd.	1,731,905	89,418,790
Man Group PLC	6,753,141	35,864,099

		308,872,055

Commercial Banks – 14.2%
Australia & New Zealand Banking Group Ltd.	2,142,100	45,885,410
Banco Santander Central Hispano SA	6,400,757	103,400,291
Barclays PLC(a)	10,365,200	61,427,563
BNP Paribas SA	1,217,700	97,722,868
Canadian Imperial Bank of Commerce/Canada	257,000	15,672,283
Credit Agricole SA	2,213,984	46,482,094
Danske Bank A/S(a)	451,200	11,923,962
Hang Seng Bank Ltd.	956,100	13,714,139
Intesa Sanpaolo SpA(a)	5,717,100	25,366,120
Lloyds Banking Group PLC(a)	16,473,196	27,359,164
Mitsubishi UFJ Financial Group, Inc.	1,747,500	9,338,885
National Australia Bank Ltd.	1,332,721	36,064,077
National Bank of Canada	334,700	18,613,028
Royal Bank of Scotland Group PLC (London Virt-X)(a)	109,852	93,028
Societe Generale – Class A	502,253	40,625,625
Standard Chartered PLC	3,621,151	89,447,337
Sumitomo Mitsui Financial Group, Inc.	798,600	27,681,310
UniCredito Italiano SpA(a)	9,544,500	37,460,868
United Overseas Bank Ltd.	1,597,000	18,939,866
Westpac Banking Corp.	1,012,300	23,361,709

		750,579,627

Consumer Finance – 0.4%
ORIX Corp.	307,210	18,659,091

Diversified Financial Services – 0.9%
Hong Kong Exchanges and Clearing Ltd.	2,602,700	46,956,559

Insurance – 2.8%
Allianz SE	345,100	43,052,589
Aviva PLC	3,881,307	27,902,414
Fairfax Financial Holdings Ltd.	43,870	16,297,030
Intact Financial Corp.	138,465	4,381,632
Muenchener Rueckversicherungs AG (MunichRe)	223,000	35,542,268
Old Mutual PLC(a)	2,097,000	3,360,804
QBE Insurance Group Ltd.	717,356	15,167,675

		145,704,412

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	15

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 1.3%
Lend Lease Corp. Ltd.	973,000	$9,062,173
Mitsui Fudosan Co. Ltd.	1,120,000	18,859,049
Sumitomo Realty & Development	914,000	16,649,461
Sun Hung Kai Properties Ltd.	1,801,000	26,500,186

		71,070,869

		1,341,842,613

Energy – 10.6%
Energy Equipment & Services – 1.8%
Saipem SpA	1,829,300	55,249,626
Tenaris SA	2,108,402	37,706,310

		92,955,936

Oil, Gas & Consumable Fuels – 8.8%
BG Group PLC	3,056,820	53,277,222
BP PLC	7,901,800	69,999,633
ENI SpA	1,669,640	41,722,302
Nexen, Inc.	582,737	13,247,857
Oil Search Ltd.	5,078,524	28,811,037
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	2,534,116	72,574,034
StatoilHydro ASA	2,286,750	51,627,848
Suncor Energy, Inc. (New York)	759,800	26,258,688
Suncor Energy, Inc. (Toronto)	1,117,660	39,042,156
Talisman Energy, Inc.	1,080,800	18,806,617
Total SA	455,200	27,056,908
Tullow Oil PLC	1,426,170	25,803,898

		468,228,200

		561,184,136

Consumer Discretionary – 9.9%
Auto Components – 0.4%
Denso Corp.	816,800	23,954,377

Automobiles – 3.1%
Bayerische Motoren Werke AG	975,100	46,940,522
Honda Motor Co. Ltd.	756,900	22,986,865
Nissan Motor Co. Ltd.(a)	9,190,000	61,929,996
Renault SA(a)	644,600	30,283,391

		162,140,774

Distributors – 0.3%
Li & Fung Ltd.	3,526,000	14,375,634

Hotels, Restaurants & Leisure – 1.2%
Carnival PLC	1,307,150	44,853,397
Thomas Cook Group PLC	2,253,000	8,384,197
TUI Travel PLC	2,490,300	10,145,639

		63,383,233

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 1.0%
Electrolux AB Series B(a)	443,300	$10,147,449
Sharp Corp.	1,657,000	18,384,644
Sony Corp.	854,900	25,051,151

		53,583,244

Leisure Equipment & Products – 0.2%
Namco Bandai Holdings, Inc.	804,200	8,215,605

Media – 2.1%
Lagardere SCA	607,300	28,378,230
SES SA	1,128,519	25,624,430
Vivendi	959,050	29,805,484
WPP PLC	2,941,600	25,300,257

		109,108,401

Multiline Retail – 0.5%
Next PLC	1,004,588	28,828,410

Specialty Retail – 0.7%
Fast Retailing Co. Ltd.	94,600	11,948,705
Kingfisher PLC	7,933,400	27,056,781

		39,005,486

Textiles, Apparel & Luxury Goods – 0.4%
LVMH Moet Hennessy Louis Vuitton SA	179,700	18,124,434
Yue Yuen Industrial Holdings Ltd.	2,015,000	5,661,744

		23,786,178

		526,381,342

Health Care – 9.0%
Health Care Equipment & Supplies – 0.3%
Alcon, Inc.	137,300	19,039,391

Health Care Providers & Services – 0.8%
Celesio AG	385,300	10,617,481
Fresenius Medical Care AG & Co. KGaA	618,961	30,786,195

		41,403,676

Life Sciences Tools & Services – 0.2%
QIAGEN N.V.(a)	479,577	10,161,646

Pharmaceuticals – 7.7%
AstraZeneca PLC	1,523,300	68,315,062
Bayer AG	594,000	41,115,243
GlaxoSmithKline PLC	2,575,100	50,772,994
Novartis AG	765,930	38,473,243
Novo Nordisk A/S – Class B	424,427	26,693,894
Roche Holding AG	446,553	72,202,555
Sanofi-Aventis	1,475,873	108,838,803

		406,411,794

		477,016,507

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	17

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 9.0%
Aerospace & Defense – 1.2%
BAE Systems PLC	4,046,020	$22,634,694
Bombardier, Inc. – Class B	2,800,000	12,997,712
Rolls-Royce Group PLC	3,530,400	26,639,807

		62,272,213

Air Freight & Logistics – 0.4%
Deutsche Post AG	1,249,490	23,278,022

Airlines – 0.5%
Deutsche Lufthansa AG	404,200	7,135,450
Qantas Airways Ltd.	8,225,930	20,663,635

		27,799,085

Electrical Equipment – 0.9%
Gamesa Corp. Tecnologica SA	1,163,720	26,184,204
Vestas Wind Systems A/S(a)	309,000	22,523,919

		48,708,123

Industrial Conglomerates – 0.7%
Siemens AG	389,500	35,865,243

Machinery – 1.6%
Atlas Copco AB – Class A	1,729,800	22,300,398
Kubota Corp.	1,296,000	10,737,043
MAN AG	150,438	12,356,708
NGK Insulators Ltd.	874,000	20,165,171
Vallourec	102,056	17,370,837

		82,930,157

Professional Services – 0.9%
Adecco SA	487,500	25,962,462
Randstad Holding NV(a)	577,100	25,000,080

		50,962,542

Road & Rail – 0.5%
Canadian National Railway Co.	520,700	25,644,712

Trading Companies & Distributors – 2.1%
Mitsubishi Corp.	1,856,400	37,336,499
Mitsui & Co. Ltd.	2,717,200	35,349,946
Travis Perkins PLC	787,100	10,505,297
Wolseley PLC(a)	1,134,600	27,436,015

		110,627,757

Transportation Infrastructure – 0.2%
Macquarie Infrastructure Group	6,681,582	8,662,455

		476,750,309

Materials – 8.5%
Chemicals – 1.7%
BASF SE	806,500	42,700,055
JSR Corp.	712,400	14,553,497

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mitsubishi Chemical Holdings Corp.	1,444,000	$5,982,862
Syngenta AG	106,218	24,409,450

		87,645,864

Construction Materials – 0.3%
CRH PLC (Dublin)	605,903	16,776,956

Metals & Mining – 6.0%
Anglo American PLC(a)	538,200	17,174,176
ArcelorMittal (Euronext Amsterdam)	2,786,555	103,902,637
Barrick Gold Corp.	316,229	11,973,963
BHP Billiton Ltd.	462,700	15,260,080
BHP Billiton PLC	1,507,513	41,285,300
IAMGOLD Corp.	1,004,700	14,198,021
Rio Tinto PLC	1,437,055	61,085,139
Sumitomo Metal Mining Co. Ltd.	652,000	10,649,812
Xstrata PLC(a)	2,825,970	41,676,201

		317,205,329

Paper & Forest Products – 0.5%
Svenska Cellulosa AB – Class B	2,027,700	27,545,544

		449,173,693

Consumer Staples – 7.0%
Beverages – 0.8%
Anheuser-Busch InBev NV	938,560	43,049,796

Food & Staples Retailing – 2.5%
Aeon Co. Ltd.	1,224,600	11,679,585
Casino Guichard Perrachon SA	204,600	16,330,963
Delhaize Group	198,200	13,780,280
Koninklijke Ahold NV	1,904,806	22,991,188
Metro AG	449,000	25,356,138
Tesco PLC	6,263,238	40,095,081

		130,233,235

Food Products – 1.9%
Associated British Foods PLC	1,571,000	21,310,970
Nestle SA	602,832	25,735,294
Suedzucker AG	28,549	577,811
Unilever NV	502,200	14,531,397
Unilever PLC	1,285,991	36,745,685

		98,901,157

Household Products – 0.5%
Reckitt Benckiser Group PLC	517,236	25,322,620

Personal Products – 0.4%
L’Oreal SA	207,300	20,646,363

Tobacco – 0.9%
British American Tobacco PLC	1,603,281	50,364,157

		368,517,328

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	19

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 6.9%
Diversified Telecommunication Services – 5.5%
BCE, Inc.	226,600	$5,585,368
BT Group PLC	5,964,070	12,429,677
Deutsche Telekom AG	1,678,200	22,902,802
France Telecom SA	1,279,400	34,117,607
Nippon Telegraph & Telephone Corp.	706,600	32,610,852
Telecom Corp. of New Zealand Ltd.	9,190,388	17,720,334
Telecom Italia SpA (ordinary shares)	15,793,600	27,770,444
Telecom Italia SpA (savings shares)	11,715,800	14,430,703
Telefonica SA	3,701,934	102,421,268
TELUS Corp. – Class A	632,600	19,681,414

		289,670,469

Wireless Telecommunication Services – 1.4%
KDDI Corp.	1,231	6,925,640
Vodafone Group PLC	30,470,300	68,449,741

		75,375,381

		365,045,850

Information Technology – 6.3%
Communications Equipment – 1.5%
Nokia OYJ	2,364,600	34,681,883
Research In Motion Ltd.(a)	263,331	17,788,009
Telefonaktiebolaget LM Ericsson – Class B	2,867,000	28,858,873

		81,328,765

Computers & Peripherals – 1.0%
Fujitsu Ltd.	2,525,000	16,469,240
Toshiba Corp.(a)	7,366,000	38,555,424

		55,024,664

Electronic Equipment, Instruments & Components – 1.9%
FUJIFILM Holdings Corp.	733,900	21,915,313
Hitachi High-Technologies Corp.	443,400	9,248,634
Hoya Corp.	518,100	12,206,521
Keyence Corp.	89,000	18,961,642
Murata Manufacturing Co. Ltd.	246,800	11,652,774
Nippon Electric Glass Co. Ltd.	2,896,000	26,354,448

		100,339,332

Office Electronics – 0.5%
Canon, Inc.	635,100	25,446,171

Semiconductors & Semiconductor Equipment – 0.9%
ASML Holding NV	1,013,000	29,894,996
Tokyo Electron Ltd.	231,500	14,720,880

		44,615,876

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 0.5%
SAP AG	523,700	$25,394,373

		332,149,181

Utilities – 4.6%
Electric Utilities – 3.0%
E.ON AG	1,974,300	83,562,475
Electricite de France	502,400	29,905,170
Enel SpA	5,569,800	35,427,229
The Tokyo Electric Power Co., Inc.	305,300	7,999,089

		156,893,963

Independent Power Producers & Energy Traders – 0.1%
Drax Group PLC	1,021,400	7,711,115

Multi-Utilities – 1.5%
Centrica PLC	12,346,998	49,729,441
RWE AG	329,930	30,602,671

		80,332,112

		244,937,190

Total Common Stocks (cost $4,839,278,762)		5,142,998,149

RIGHTS – 0.1%
Financials – 0.1%
Commercial Banks – 0.1%
BNP Paribas SA(a)	1,217,700	2,637,242

Diversified Financial Services – 0.0%
Fortis(a)	1,354,732	2

Total Rights (cost $0)		2,637,244

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 1.1%
Repurchase Agreements – 1.1%
State Street Bank & Trust Co. 0.01%, 09/30/09 due 10/01/09 in the amount of $60,431,000 (collateralized by $61,660,000 U.S. Treasury Bills, 0.00%, due 12/24/09 to 12/31/09, value $61,641,502) (cost $60,431,000)	$60,431	60,431,000

Total Investments – 98.4% (cost $4,899,709,762)		5,206,066,393
Other assets less liabilities – 1.6%		86,820,204

Net Assets – 100.0%		$5,292,886,597

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	21

Tax-Managed International Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	291	December 2009	$11,957,992	$12,166,093	$208,101
FTSE 100 Index Futures	119	December 2009	9,492,101	9,682,064	189,963

					$398,064

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar Settling 10/15/09	86,422	$68,674,378	$76,163,810	$7,489,432
Australian Dollar Settling 10/15/09	211,065	167,758,683	186,011,831	18,253,148
Canadian Dollar Settling 10/15/09	12,285	10,617,978	11,474,619	856,641
Japanese Yen Settling 10/15/09	21,957,361	231,343,926	244,630,122	13,286,196
Japanese Yen Settling 10/15/09	6,052,419	64,250,732	67,430,872	3,180,140
New Zealand Dollar Settling 10/15/09	130,835	82,624,919	94,406,088	11,781,169
Norwegian Krone Settling 10/15/09	1,088,214	167,293,999	188,327,520	21,033,521
Swedish Krona Settling 10/15/09	191,900	27,295,744	27,529,434	233,690
Swedish Krona Settling 10/15/09	141,178	20,109,967	20,252,998	143,031
Swedish Krona Settling 10/15/09	219,537	31,709,146	31,494,160	(214,986)

Sale Contracts:
British Pound Settling 10/15/09	121,617	196,796,981	194,351,141	2,445,840
British Pound Settling 1/15/10	34,426	55,704,538	55,003,567	700,971
Canadian Dollar Settling 10/15/09	243,774	210,494,776	227,693,436	(17,198,660)
Canadian Dollar Settling 10/15/09	21,356	19,792,951	19,947,250	(154,299)
Euro Settling 10/15/09	39,899	55,462,004	58,385,826	(2,923,822)
Euro Settling 10/15/09	19,701	27,565,048	28,829,273	(1,264,225)
Japanese Yen Settling 10/15/09	2,615,987	27,729,057	29,145,088	(1,416,031)
Swedish Krona Settling 10/15/09	904,669	114,731,456	129,781,267	(15,049,811)
Swiss Franc Settling 10/15/09	155,726	143,691,811	150,286,361	(6,594,550)

(a)	Non-income producing security.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2009

Company	Share	U.S. $ Value

COMMON STOCKS – 97.6%
Financials – 25.2%
Capital Markets – 5.7%
Credit Suisse Group AG	799,526	$44,483,898
Deutsche Bank AG	366,200	27,973,261
Julius Baer Holding AG	422,876	21,209,431
Macquarie Group Ltd.	662,800	34,220,569
Man Group PLC	1,667,996	8,858,274

		136,745,433

Commercial Banks – 14.4%
Australia & New Zealand Banking Group Ltd.	834,100	17,867,056
Banco Santander Central Hispano SA	2,951,704	47,682,962
Barclays PLC(a)	4,946,799	29,316,348
BNP Paribas SA	468,370	37,587,632
Credit Agricole SA	870,350	18,272,802
Danske Bank A/S(a)	198,600	5,248,446
HSBC Holdings PLC	2,099,200	24,047,982
Intesa Sanpaolo SpA(a)	2,240,700	9,941,730
Lloyds Banking Group PLC(a)	7,046,354	11,702,790
Mitsubishi UFJ Financial Group, Inc.	799,500	4,272,640
National Australia Bank Ltd.	560,421	15,165,264
National Bank of Canada	110,600	6,150,585
Royal Bank of Canada	168,100	9,035,777
Societe Generale – Class A	249,666	20,194,678
Standard Chartered PLC	1,692,923	41,817,492
Sumitomo Mitsui Financial Group, Inc.	301,000	10,433,351
UniCredito Italiano SpA(a)	1,900,200	7,458,027
United Overseas Bank Ltd.	919,000	10,899,021
Westpac Banking Corp.	732,900	16,913,758

		344,008,341

Consumer Finance – 0.3%
ORIX Corp.	123,290	7,488,296

Diversified Financial Services – 0.6%
Hong Kong Exchanges and Clearing Ltd.	854,800	15,421,857

Insurance – 3.1%
Allianz SE	160,100	19,973,108
Aviva PLC	2,632,488	18,924,752
Fairfax Financial Holdings Ltd.	20,500	7,615,434
Industrial Alliance Insurance and Financial Services, Inc.	120,400	3,296,057
Muenchener Rueckversicherungs AG (MunichRe)	103,400	16,480,137
Old Mutual PLC	988,900	1,584,883
QBE Insurance Group Ltd.	333,458	7,050,589

		74,924,960

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	23

International Portfolio—Portfolio of Investments

Company	Share	U.S. $ Value

Real Estate Management & Development – 1.1%
Lend Lease Corp. Ltd.	241,056	$2,245,109
Mitsui Fudosan Co. Ltd.	583,000	9,816,808
Sumitomo Realty & Development	162,000	2,950,999
Sun Hung Kai Properties Ltd.	775,000	11,403,467

		26,416,383

		605,005,270

Energy – 10.6%
Energy Equipment & Services – 1.9%
Saipem SpA	845,300	25,530,262
Tenaris SA	1,061,885	18,990,575

		44,520,837

Oil, Gas & Consumable Fuels – 8.7%
BG Group PLC	1,626,018	28,339,818
BP PLC	3,559,000	31,528,094
ENI SpA	807,100	20,168,461
Nexen, Inc.	113,700	2,584,839
Nippon Mining Holdings, Inc.	925,500	4,535,354
Oil Search Ltd.	1,549,014	8,787,730
Royal Dutch Shell PLC – Class B	181,196	5,033,439
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,044,169	29,903,744
StatoilHydro ASA	755,834	17,064,429
Suncor Energy, Inc. (New York)	357,400	12,351,744
Suncor Energy, Inc. (Toronto)	590,956	20,643,305
Talisman Energy, Inc.	255,400	4,444,125
Total SA	199,900	11,881,977
Tullow Oil PLC	669,000	12,104,313

		209,371,372

		253,892,209

Industrials – 9.8%
Aerospace & Defense – 1.0%
BAE Systems PLC	2,120,114	11,860,577
Bombardier, Inc. – Class B	1,437,100	6,671,076
Rolls-Royce Group PLC	811,000	6,119,670

		24,651,323

Air Freight & Logistics – 0.5%
Deutsche Post AG	675,490	12,584,391

Airlines – 0.6%
Deutsche Lufthansa AG	312,900	5,523,707
Qantas Airways Ltd.	3,834,229	9,631,629

		15,155,336

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Share	U.S. $ Value

Electrical Equipment – 1.1%
Furukawa Electric Co. Ltd.	784,000	$3,172,160
Gamesa Corp. Tecnologica SA	537,070	12,084,308
Vestas Wind Systems A/S(a)	145,399	10,598,561

		25,855,029

Industrial Conglomerates – 1.0%
Koninklijke Philips Electronics NV	267,650	6,529,016
Siemens AG	180,100	16,583,647

		23,112,663

Machinery – 1.6%
Atlas Copco AB – Class A	874,541	11,274,490
Kubota Corp.	610,000	5,053,701
MAN AG	88,650	7,281,552
NGK Insulators Ltd.	400,000	9,228,911
Vallourec	39,540	6,730,059

		39,568,713

Professional Services – 0.8%
Adecco SA	219,600	11,695,091
Randstad Holding NV(a)	157,300	6,814,265

		18,509,356

Road & Rail – 0.8%
Canadian National Railway Co.	242,700	11,953,086
East Japan Railway Co.	112,300	8,096,722

		20,049,808

Trading Companies & Distributors – 2.1%
Finning International, Inc.	198,700	2,969,411
Mitsubishi Corp.	870,000	17,497,713
Mitsui & Co. Ltd.	1,224,000	15,923,868
Travis Perkins PLC	208,900	2,788,155
Wolseley PLC(a)	423,800	10,248,002

		49,427,149

Transportation Infrastructure – 0.3%
Macquarie Infrastructure Group	5,017,824	6,505,446

		235,419,214

Consumer Discretionary – 9.4%
Auto Components – 0.6%
Denso Corp.	527,200	15,461,248

Automobiles – 2.9%
Bayerische Motoren Werke AG	450,200	21,672,262
Honda Motor Co. Ltd.	356,900	10,838,964
Nissan Motor Co. Ltd.(a)	3,577,900	24,110,918
Renault SA(a)	290,500	13,647,728

		70,269,872

Distributors – 0.4%
Li & Fung Ltd.	2,440,000	9,947,971

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	25

International Portfolio—Portfolio of Investments

Company	Share	U.S. $ Value

Hotels, Restaurants & Leisure – 1.2%
Carnival PLC	570,607	$19,579,744
Thomas Cook Group PLC	998,600	3,716,138
TUI Travel PLC	1,434,400	5,843,836

		29,139,718

Household Durables – 0.8%
Electrolux AB Series B(a)	207,400	4,747,532
Sharp Corp.	749,000	8,310,259
Sony Corp.	199,800	5,854,743

		18,912,534

Media – 1.9%
Lagardere SCA	286,200	13,373,702
SES SA	527,080	11,968,008
Vivendi	258,270	8,026,550
WPP PLC	1,308,500	11,254,211

		44,622,471

Multiline Retail – 0.5%
Next PLC	389,338	11,172,735

Specialty Retail – 0.7%
Fast Retailing Co. Ltd.	52,500	6,631,152
Kingfisher PLC	3,267,594	11,144,096

		17,775,248

Textiles, Apparel & Luxury Goods – 0.4%
LVMH Moet Hennessy Louis Vuitton SA	84,500	8,522,619

		225,824,416

Health Care – 9.1%
Health Care Equipment & Supplies – 0.4%
Alcon, Inc.	63,400	8,791,678

Health Care Providers & Services – 1.0%
Celesio AG	304,400	8,388,168
Fresenius Medical Care AG & Co. KGaA	332,641	16,545,066

		24,933,234

Life Sciences Tools & Services – 0.3%
Qiagen NV(a)	280,134	5,935,695

Pharmaceuticals – 7.4%
AstraZeneca PLC	690,000	30,944,261
Bayer AG	193,000	13,358,993
GlaxoSmithKline PLC	1,227,900	24,210,384
Novartis AG	406,630	20,425,332
Novo Nordisk A/S – Class B	254,279	15,992,613
Roche Holding AG	186,030	30,078,941
Sanofi-Aventis	580,236	42,789,719

		177,800,243

		217,460,850

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Share	U.S. $ Value

Materials – 8.7%
Chemicals – 1.3%
BASF SE	327,700	$17,350,041
Mitsubishi Chemical Holdings Corp.	703,500	2,914,781
Syngenta AG	49,672	11,414,885

		31,679,707

Construction Materials – 0.3%
CRH PLC (London)	228,000	6,330,756

Containers & Packaging – 0.3%
Amcor Ltd.	1,469,150	7,080,110

Metals & Mining – 6.3%
Anglo American PLC(a)	325,600	10,390,025
ArcelorMittal (Euronext Amsterdam)	1,287,928	48,023,138
Barrick Gold Corp.	84,567	3,202,117
BHP Billiton Ltd.	213,300	7,034,742
BHP Billiton PLC	791,906	21,687,426
IAMGOLD Corp.	473,400	6,689,900
Rio Tinto PLC	667,161	28,359,125
Sumitomo Metal Mining Co. Ltd.	436,000	7,121,654
Xstrata PLC(a)	1,310,570	19,327,727

		151,835,854

Paper & Forest Products – 0.5%
Svenska Cellulosa AB – Class B	890,400	12,095,750

		209,022,177

Consumer Staples – 7.2%
Beverages – 1.0%
Anheuser-Busch InBev NV	519,736	23,839,210

Food & Staples Retailing – 2.4%
Aeon Co. Ltd.	731,000	6,971,890
Casino Guichard Perrachon SA	95,300	7,606,749
Delhaize Group	119,100	8,280,683
Koninklijke Ahold NV	1,132,400	13,668,175
Metro AG	56,500	3,190,694
Tesco PLC	2,908,817	18,621,239

		58,339,430

Food Products – 2.0%
Associated British Foods PLC	852,700	11,567,068
Nestle SA	279,427	11,928,922
Unilever NV	820,100	23,729,986

		47,225,976

Household Products – 0.5%
Reckitt Benckiser Group PLC	238,656	11,684,019

Personal Products – 0.3%
L’Oreal SA	72,900	7,260,588

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	27

International Portfolio—Portfolio of Investments

Company	Share	U.S. $ Value

Tobacco – 1.0%
British American Tobacco PLC	738,401	$23,195,524

		171,544,747

Telecommunication Services – 6.8%
Diversified Telecommunication Services – 5.5%
BCE, Inc.	123,500	3,044,099
BT Group PLC	2,645,230	5,512,906
Deutsche Telekom AG	1,091,900	14,901,424
France Telecom SA	572,800	15,274,789
Nippon Telegraph & Telephone Corp.	301,000	13,891,688
Telecom Corp. of New Zealand Ltd.	2,354,000	4,538,836
Telecom Italia SpA (ordinary shares)	5,747,500	10,106,032
Telecom Italia SpA (savings shares)	6,043,200	7,443,591
Telefonica SA	1,692,009	46,812,749
TELUS Corp. – Class A	300,800	9,358,472

		130,884,586

Wireless Telecommunication Services – 1.3%
KDDI Corp.	572	3,218,088
Vodafone Group PLC	12,578,125	28,256,019

		31,474,107

		162,358,693

Information Technology – 6.4%
Communications Equipment – 1.8%
Nokia OYJ	1,187,800	17,421,611
Research In Motion Ltd.(a)	123,100	8,315,405
Telefonaktiebolaget LM Ericsson – Class B	1,675,000	16,860,346

		42,597,362

Computers & Peripherals – 1.1%
Fujitsu Ltd.	1,098,000	7,161,674
Toshiba Corp.(a)	3,679,000	19,256,775

		26,418,449

Electronic Equipment, Instruments & Components – 1.6%
FUJIFILM Holdings Corp.	447,800	13,371,954
Hitachi High-Technologies Corp.	151,800	3,166,312
Keyence Corp.	46,700	9,949,536
Murata Manufacturing Co. Ltd.	177,400	8,376,022
Nippon Electric Glass Co. Ltd.	466,000	4,240,736

		39,104,560

Office Electronics – 0.7%
Canon, Inc.	415,700	16,655,603

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Share	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.5%
ASML Holding NV	406,200	$11,987,509

Software – 0.7%
SAP AG	315,000	15,274,446

		152,037,929

Utilities – 4.4%
Electric Utilities – 2.7%
E.ON AG	785,400	33,242,146
Electricite de France	212,700	12,660,887
Enel SpA	2,457,200	15,629,248
The Tokyo Electric Power Co., Inc.	152,600	3,998,234

		65,530,515

Independent Power Producers & Energy Traders – 0.1%
Drax Group PLC	449,200	3,391,260

Multi-Utilities – 1.6%
Centrica PLC	5,572,495	22,444,084
RWE AG	162,000	15,026,317

		37,470,401

		106,392,176

Total Common Stocks (cost $2,204,652,452)		2,338,957,681

RIGHTS – 0.1%
Financials – 0.1%
Commercial Banks – 0.1%
BNP Paribas SA(a)	468,370	1,014,375

Diversified Financial Services – 0.0%
Fortis(a)	633,264	1

Total Rights (cost $0)		1,014,376

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.5%
Repurchase Agreements – 0.5%
State Street Bank & Trust Co. 0.01%, 09/30/09 due 10/01/09 in the amount of $12,902,000 (collateralized by $13,165,000 U.S. Treasury Bill, 0.00%, due 11/05/09, value $13,165,000) (cost $12,902,000)	$12,902	12,902,000

Total Investments – 98.2% (cost $2,217,554,452)		2,352,874,057
Other assets less liabilities – 1.8%		44,005,554

Net Assets – 100.0%		$2,396,879,611

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	29

International Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	83	December 2009	$6,620,541	$6,753,036	$132,495
S&P TSE 60 Index Futures	41	December 2009	5,169,537	5,193,499	23,962

					$156,457

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar Settling 12/15/09	157,540	$135,131,511	$138,128,845	$2,997,334
Japanese Yen Settling 12/15/09	9,192,170	99,806,406	102,452,390	2,645,984
Japanese Yen Settling 12/15/09	1,496,374	16,600,739	16,678,009	77,270
New Zealand Dollar Settling 12/15/09	58,522	40,539,360	42,052,850	1,513,490
Norwegian Krone Settling 12/15/09	486,973	82,159,029	84,106,202	1,947,173
Norwegian Krone Settling 12/15/09	97,446	16,580,909	16,830,118	249,209
Swedish Krona Settling 12/15/09	99,502	14,612,448	14,280,229	(332,219)

Sale Contracts:
British Pound Settling 12/15/09	44,981	74,348,196	71,870,903	2,477,293
British Pound Settling 12/15/09	18,485	30,224,564	29,535,440	689,124
British Pound Settling 12/15/09	18,054	28,843,432	28,846,786	(3,354)
Canadian Dollar Settling 12/15/09	9,816	8,848,983	9,169,265	(320,282)
Canadian Dollar Settling 12/15/09	101,413	94,123,161	94,731,321	(608,160)
Euro Settling 12/15/09	12,853	18,420,920	18,806,968	(386,048)
Euro Settling 12/15/09	28,006	40,745,929	40,979,377	(233,448)
Swedish Krona Settling 12/15/09	188,022	26,797,121	26,984,354	(187,233)
Swiss Franc Settling 12/15/09	73,780	70,980,528	71,234,635	(254,107)

(a)	Non-income producing security.

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2009

	Tax-Managed International Portfolio	International Portfolio
Assets
Investments in securities at value	$5,206,066,393	$2,352,874,057
Foreign currencies, at value(a)	49,302,951	24,056,242
Cash in bank(b)	1,921,589	1,023,275
Receivables:
Dividends & Interest	8,074,087	3,629,699
Investment securities sold and foreign currency transactions	71,812,147	14,779,755
Foreign withholding tax reclaims	11,312,617	3,614,031
Capital shares sold	9,174,258	2,295,948
Unrealized appreciation of forward currency exchange contracts	79,403,779	12,596,877

Total assets	5,437,067,821	2,414,869,884

Liabilities
Payables:
Investment securities purchased and foreign currency transactions	90,498,694	11,415,701
Capital shares redeemed	3,665,279	1,792,453
Management fee	3,655,198	1,713,461
Shareholder servicing fee	1,070,408	479,183
Transfer Agent fee	30,078	18,145
Distribution fee	2,665	15,100
Margin owed to broker on futures contracts	176,921	55,660
Accrued expenses	265,597	175,719
Unrealized depreciation of forward currency exchange contracts	44,816,384	2,324,851

Total liabilities	144,181,224	17,990,273

Net Assets	$5,292,886,597	$2,396,879,611

Cost of investments	$4,899,709,762	$2,217,554,452

Net Assets Consist of:
Capital stock, at par*	$349,234	$159,849
Additional paid-in capital	7,041,170,061	3,377,009,418
Undistributed net investment income	96,225,751	39,707,509
Accumulated net realized loss on investment and foreign currency transactions	(2,187,621,013)	(1,166,202,880)
Unrealized appreciation/(depreciation) of:
Investments and futures transactions	306,754,695	135,476,062
Foreign currency denominated assets and liabilities	36,007,869	10,729,653

	$5,292,886,597	$2,396,879,611

(a)	Cost: $49,122,705 and $23,940,625, respectively. (Note 1)

(b)	An amount of $1,920,878 and $1,023,269, respectively has been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2009, respectively.

*	The Sanford C. Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	31

Statement of Assets and Liabilities

	Tax-Managed International Portfolio	International Portfolio
Calculation of Maximum Offering Price
Tax-Managed International Class Shares
Net Assets	$5,286,906,178
Shares of capital stock outstanding	348,833,048

Net asset value, offering and redemption price per share	$15.16

International Class Shares
Net Assets		$2,364,571,256
Shares of capital stock outstanding		157,671,155

Net asset value and offering price per share		$15.00

Class A Shares
Net Assets	$3,876,174	$19,874,895
Shares of capital stock outstanding	258,994	1,334,988

Net asset value and redemption price per share	$14.97	$14.89
Sales charge—4.25% of public offering price	0.66	0.66

Maximum offering price	$15.63	$15.55

Class B Shares
Net Assets	$367,988	$1,982,335
Shares of capital stock outstanding	24,844	134,508

Net asset value and offering price per share	$14.81	$14.74

Class C Shares
Net Assets	$1,736,257	$10,451,125
Shares of capital stock outstanding	117,187	708,077

Net asset value and offering price per share	$14.82	$14.76

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2009

	Tax-Managed International Portfolio	International Portfolio
Investment Income
Income:
Interest	$231,297	$138,244
Dividends (net of foreign withholding taxes of $14,034,928 and $6,429,664, respectively)	141,135,637	66,325,864

Total income	141,366,934	66,464,108

Expenses:
Management fee (see Note 2A)	37,819,306	18,296,643
Shareholder servicing fee (see Note 2B)	10,942,148	5,080,061
Custodian fee	779,792	499,230
Transfer Agent fee—Non-Retail Class	183,216	139,338
Transfer Agent fee—Class A	19,084	42,716
Transfer Agent fee—Class B	1,487	5,221
Transfer Agent fee—Class C	7,057	23,515
Distribution fees—Class A	14,614	60,822
Distribution fees—Class B	3,021	18,201
Distribution fees—Class C	16,306	101,923
Registration fees	208,642	153,543
Auditing and tax fees	178,610	105,231
Directors’ fees and expenses	162,214	74,879
Legal fees	94,437	37,163
Printing fees	34,607	69,246
Miscellaneous	167,007	91,289

Total expenses	50,631,548	24,799,021
Less: expense offset arrangement	(18)	(168)

Net expenses	50,631,530	24,798,853

Net investment income	90,735,404	41,665,255

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(1,973,596,657)	(1,132,168,157)
Futures transactions	4,378,582	(2,190,496)
Foreign currency transactions	29,451,630	22,600,045

Net realized loss on investment and foreign currency transactions	(1,939,766,445)	(1,111,758,608)

Net change in unrealized appreciation/(depreciation) of:
Investments and futures	1,435,944,260	822,874,012
Foreign currency denominated assets and liabilities	36,691,382	11,504,484

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	33

Statement of Operations

	Tax-Managed International Portfolio	International Portfolio
Net change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	$1,472,635,642	$834,378,496

Net realized and unrealized loss on investment and foreign currency transactions	(467,130,803)	(277,380,112)

Contributions from Adviser (see Note 2A)	1,270	– 0	–

Net Decrease in Net Assets Resulting from Operations	$(376,394,129)	$(235,714,857)

See notes to financial statements.

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Tax-Managed International Portfolio
Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations:
Net investment income	$90,735,404	$184,298,521
Net realized loss on investment and foreign currency transactions	(1,939,766,445)	(115,509,708)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	1,472,635,642	(3,580,941,984)
Contributions from Adviser (see Note 2A)	1,270	– 0	–

Net decrease in net assets resulting from operations	(376,394,129)	(3,512,153,171)

Dividends to Shareholders:
Dividends from net investment income
Tax-Managed International Shares	(162,908,560)	(133,317,976)
Class A	(214,848)	(103,566)
Class B	(5,275)	(5,643)
Class C	(30,933)	(38,067)

Distributions from net realized gain on investment transactions
Tax-Managed International Shares	– 0	–	(956,375,076)
Class A	– 0	–	(766,643)
Class B	– 0	–	(72,608)
Class C	– 0	–	(489,815)

Total dividends and distributions to shareholders	(163,159,616)	(1,091,169,394)

Capital-Share Transactions
Net proceeds from sales of shares	1,421,055,100	1,289,643,082
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	19,810,174	983,170,234

Total proceeds from shares sold	1,440,865,274	2,272,813,316
Cost of shares redeemed	(1,646,337,111)	(1,138,428,985)

Net increase (decrease) in net assets from capital-share transactions	(205,471,837)	1,134,384,331

Capital Contributions
Proceeds from third party regulatory settlement (see Note 6)	1,597,844	– 0	–

Net decrease in net assets	(743,427,738)	(3,468,938,234)
Net Assets:
Beginning of period	6,036,314,335	9,505,252,569

End of period(a)	$5,292,886,597	$6,036,314,335

(a) Includes undistributed net investment income	$96,225,751	$163,009,851

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	35

Statement of Changes in Net Assets

STATEMENT OF CHANGES IN NET ASSETS

	International Portfolio
	Year Ended September 30, 2009		Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations:
Net investment income	$41,665,255		$83,798,451
Net realized loss on investment and foreign currency transactions	(1,111,758,608)		(28,450,154)
Net change in unrealized appreciation/ (depreciation) of investments and foreign currency denominated assets and liabilities	834,378,496		(1,655,266,905)

Net decrease in net assets resulting from operations	(235,714,857)		(1,599,918,608)

Dividends to Shareholders:
Dividends from net investment income
International Class Shares	(77,160,777)		(63,574,278)
Class A	(715,555)		(588,380)
Class B	(36,519)		(41,535)
Class C	(215,875)		(208,598)

Distributions from net realized gain on investment transactions
International Class Shares	– 0	–	(449,003,056)
Class A	– 0	–	(4,801,700)
Class B	– 0	–	(625,906)
Class C	– 0	–	(3,143,423)

Total dividends and distributions to shareholders	(78,128,726)		(521,986,876)

Capital-Share Transactions
Net proceeds from sales of shares	656,037,348		610,592,593
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	15,754,267		517,275,575

Total proceeds from shares sold	671,791,615		1,127,868,168
Cost of shares redeemed	(800,420,545)		(567,007,011)

Net increase (decrease) in net assets from capital-share transactions	(128,628,930)		560,861,157

Net decrease in net assets	(442,472,513)		(1,561,044,327)
Net Assets:
Beginning of period	2,839,352,124		4,400,396,451

End of period(a)	$2,396,879,611		$2,839,352,124

(a) Includes undistributed net investment income	$39,707,509		$74,674,851

See notes to financial statements.

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

NOTE 1.

Organization and Significant Accounting Policies

The shares of AllianceBernstein Tax-Managed International Portfolio and International Portfolio are offered through the Tax-Managed International Portfolio and International Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 12 series each with its own investment objective. The Tax-Managed International and International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Collectively, the Class A, B and C shares are referred to as the “AllianceBernstein International Retail Class shares”. These financial statements include only the retail classes of the Tax-Managed International and International Portfolios. The financial highlights of the Tax-Managed International and International Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	37

Notes to Financial Statements

valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note 1.B).

B. Fair Value Measurements

In accordance with the provisions set forth in U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios' own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2009:

Tax-Managed International Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Financials	$54,963,973	$1,286,878,640		$—	$1,341,842,613
Energy	97,355,318	463,828,818		—	561,184,136
Consumer Discretionary	—	526,381,342		—	526,381,342
Health Care	19,039,391	457,977,116		—	477,016,507
Industrials	38,642,424	438,107,885		—	476,750,309
Materials	26,171,984	423,001,709		—	449,173,693
Consumer Staples	—	368,517,328		—	368,517,328
Telecommunication Services	25,266,782	339,779,068		—	365,045,850
Information Technology	17,788,009	314,361,172		—	332,149,181
Utilities	—	244,937,190		—	244,937,190
Rights	2,637,242	—		2	2,637,244
Short-Term Investments	—	60,431,000		—	60,431,000

Total Investments in Securities	281,865,123	4,924,201,268	+	2	5,206,066,393
Other Financial Instruments*	398,064	34,587,395		—	34,985,459

Total	$282,263,187	$4,958,788,663		$2	$5,241,051,852

International Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Financials	$26,097,854	$578,907,416		$—	$605,005,270
Energy	40,024,013	213,868,196		—	253,892,209
Industrials	21,593,573	213,825,641		—	235,419,214
Consumer Discretionary	—	225,824,416		—	225,824,416
Health Care	8,791,678	208,669,172		—	217,460,850
Materials	9,892,016	199,130,161		—	209,022,177
Consumer Staples	—	171,544,747		—	171,544,747
Telecommunication Services	12,402,571	149,956,122		—	162,358,693
Information Technology	8,315,405	143,722,524		—	152,037,929
Utilities	—	106,392,176		—	106,392,176
Rights	1,014,375	—		1	1,014,376

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	39

Notes to Financial Statements

Investments in Securities	Level 1	Level 2		Level 3	Total
Short-Term Investments	$—	$12,902,000		$—	$12,902,000

Total Investments in Securities	128,131,485	2,224,742,571	+	1	2,352,874,057
Other Financial Instruments*	156,457	10,272,026		—	10,428,483

Total	$128,287,942	$2,235,014,597		$1	$2,363,302,540

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Tax-Managed International Portfolio	Rights	Total
Balance as of 9/30/08	$—	$—
Accrued discounts /premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	2	2
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—

Balance as of 9/30/09	$2	$2

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/09*	$2	$2

International Portfolio	Rights	Total
Balance as of 9/30/08	$—	$—
Accrued discounts /premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	1	1
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—

Balance as of 9/30/09	$1	$1

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/09*	$1	$1

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	41

Notes to Financial Statements

positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios' financial statements.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Dividends from net investment income and distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

I. Securities Lending

Each Portfolio may enter into securities lending transactions. By lending its portfolio securities, a Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of each Portfolio to receive collateral consisting of cash or U.S. Government securities in an amount at least equal to the value of the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Portfolio can at will terminate a loan and regain the right to vote. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set forth by the Fund. Cash collateral received is recorded as an asset as well as a corresponding liability in the statements of assets and liabilities.

As of September 30, 2009, the Portfolios had no securities out on loan. The International Portfolio earned $50,171 from securities lending transactions for the year ended September 30, 2009. The amount is reflected in the statements of operations as a component of interest income.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion, .65% of the next $2 billion and .60% in excess of $10 billion of the average daily net assets of the Portfolio. The International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolios.

During the year ended September 30, 2009, the Adviser reimbursed the Tax-Managed International Portfolio $1,270, for trading losses incurred due to trade entry errors.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	43

Notes to Financial Statements

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2009, the compensation retained by ABIS amounted to $18,000, and $34,345 for the Tax-Managed International and International Portfolios, respectively.

For the year ended September 30, 2009, the expenses for the Retail Classes of Tax-Managed International Portfolio and the International Portfolio, were reduced under an expense offset arrangement with ABIS by $18 and $168, respectively.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International and International Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International and International Class shares to the Adviser for services under this agreement is at an annual rate of .25 of 1%, annualized, of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Tax-Managed International and International Class shares of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Tax-Managed International and International Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

D. Distribution Arrangements—AllianceBernstein International Retail Classes

The AllianceBernstein International Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

	Class B	Class C
Tax-Managed International	$226,571	$1,044,018
International	205,069	1,200,128

While such cost may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s Class A, B and C shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	45

Notes to Financial Statements

eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2009 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class B	Class C
Tax-Managed International	$505	$	– 0	–	$266	$164
International	788		167		2,097	1,532

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the period from October 1, 2008 through September 30, 2009, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Tax-Managed International	$3,698,958,442	$	– 0	–	$3,900,159,038	$	– 0	–
International	1,870,150,291		– 0	–	1,968,655,176		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	Cost	Gross Unrealized		Net Unrealized (Depreciation)
Portfolio		Appreciation	(Depreciation)
Tax-Managed International	$5,005,809,824	$603,837,718	$(403,581,149)	$200,256,569
International	2,358,784,193	146,252,554	(152,162,690)	(5,910,136)

B. Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. Certain Portfolios may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolios may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency- related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. Each Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	47

Notes to Financial Statements

credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Certain Portfolios may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended September 30, 2009, none of the Portfolios had transactions in written options.

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

At September 30, 2009, the Portfolios had entered into the following derivatives:

Tax-Managed International Portfolio	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$79,403,779		Unrealized depreciation of forward currency exchange contracts	$44,816,384

Equity contracts	Margin due from broker on futures contracts	398,064	*

Total		$79,801,843			$44,816,384

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in portfolio of investments.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/(depreciation) of foreign currency denominated assets and liabilities	$23,811,518	$34,587,395

Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/(depreciation) of investments, futures and swans	4,378,582	825,067

Total		$28,190,100	$35,412,462

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	49

Notes to Financial Statements

For the year ended September 30, 2009, the average monthly principal amount of foreign currency exchange contracts was $2,557,388,164 and average monthly original value of futures contracts was $12,324,077.

International Portfolio	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$12,596,877		Unrealized depreciation of forward currency exchange contracts	$2,324,851

Equity contracts	Margin due from broker on futures contracts	156,457	*

Total		$12,753,334			$2,324,851

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in portfolio of investments.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/(depreciation) of foreign currency denominated assets and liabilities	$21,103,916	$10,272,026

Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/(depreciation) of investments, futures and swans	(2,190,496)	558,325

Total		$18,913,420	$10,830,351

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

For the year ended September 30, 2009, the average monthly principal amount of foreign currency exchange contracts was $1,032,784,456 and average monthly original value of futures contracts was $9,980,089.

C. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2009 and September 30, 2008 were as follows:

Tax-Managed International	2009		2008
Distributions paid from:
Ordinary income	$163,159,616		$137,298,624
Net long-term capital gains	– 0	–	953,870,770

Total distributions paid	$163,159,616		$1,091,169,394

International
Distributions paid from:
Ordinary income	$78,128,726		$69,148,958
Net long-term capital gains	– 0	–	452,837,918

Total distributions paid	$78,128,726		$521,986,876

As of September 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
Tax-Managed International	$96,225,751	$ (2,046,959,206)	$202,100,757	$ (1,748,632,698)
International	41,204,192	(1,016,191,708)	(5,302,140)	(980,289,656)

a)	On September 30, 2009, Tax-Managed International and International Portfolio had a net capital loss carryforward of $371,606,126 and $153,736,112, respectively, which

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	51

Notes to Financial Statements

expires in the year 2017. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2009, the Tax-Managed International Portfolio and International Portfolio deferred to October 1, 2009 post-October capital losses of $1,675,353,080 and $862,455,596, respectively.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and mark to market on passive foreign investment companies (PFICs).

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals.

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Derivatives Risk—The Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE 6.

Capital-Share Transactions

As of September 30, 2009, the Fund has authorized 9 billion shares of common stock, par value $0.001 per share, of which 8.7 billion are divided into 12 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

Shares and 200 million to each of the three retail classes of shares. The Fund has also allocated 1.4 billion to the International Portfolio, of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered). Share transactions for the Portfolios for the years ended September 30, 2009 and September 30, 2008, were as follows:

	Tax-Managed International Portfolio
	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Tax-Managed International Class Shares
Shares sold	120,401,912	56,559,748	$1,419,398,879	$1,280,021,552

Shares issued to shareholders on reinvestment of dividends and distributions	1,702,231	38,760,847	19,575,658	981,812,973

Shares redeemed	(137,898,817)	(50,908,487)	(1,640,551,888)	(1,133,650,861)

Net increase (decrease)	(15,794,674)	44,412,108	(201,577,351)	1,128,183,664

Beginning of period	364,627,722	320,215,614	7,120,617,972	5,992,434,308

End of period	348,833,048	364,627,722	$6,919,040,621	$7,120,617,972

Tax-Managed International Class A Shares
Shares sold	107,982	434,050	$1,236,344	$8,771,392

Shares issued to shareholders on reinvestment of dividends and distributions	17,667	31,798	201,578	799,414

Shares converted from Class B	379	1,402	4,357	29,798

Shares redeemed	(422,866)	(160,118)	(4,809,839)	(3,542,411)

Net increase (decrease)	(296,838)	307,132	(3,367,560)	6,058,193

Beginning of period	555,832	248,700	12,212,490	6,154,297

End of period	258,994	555,832	$8,844,930	$12,212,490

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	53

Notes to Financial Statements

	Tax-Managed International Portfolio
	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Tax-Managed International Class B Shares
Shares sold	8,905	5,557	$104,588	$131,880

Shares issued to shareholders on reinvestment of dividends and distributions	425	2,732	4,836	67,615

Shares converted to Class A	(383)	(1,429)	(4,357)	(29,798)

Shares redeemed	(7,828)	(5,507)	(89,342)	(113,052)

Net increase	1,119	1,353	15,725	56,645
Beginning of period	23,725	22,372	591,818	535,173

End of period	24,844	23,725	$607,543	$591,818

Tax-Managed International Class C Shares
Shares sold	26,602	29,750	$310,932	$688,460

Shares issued to shareholders on reinvestment of dividends and distributions	2,474	19,815	28,102	490,232

Shares redeemed	(74,918)	(51,703)	(881,685)	(1,092,863)

Net decrease	(45,842)	(2,138)	(542,651)	85,829

Beginning of period	163,029	165,167	4,302,923	4,217,094

End of period	117,187	163,029	$3,760,272	$4,302,923

For the year ended September 30, 2009, the Tax-Managed International Portfolio received $1,597,844 related to a third party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolios’ statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

	International Portfolio
	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

International Class Shares
Shares sold	54,387,298	25,249,878	$647,222,578	$580,526,252

Shares issued to shareholders on reinvestment of dividends and distributions	1,291,096	20,129,545	14,912,176	508,472,309

Shares redeemed	(66,889,181)	(23,391,939)	(779,394,610)	(534,346,151)

Net increase (decrease)	(11,210,787)	21,987,484	(117,259,856)	554,652,410

Beginning of period	168,881,942	146,894,458	3,433,131,586	2,878,479,176

End of period	157,671,155	168,881,942	$3,315,871,730	$3,433,131,586

International Class A Shares
Shares sold	553,190	1,068,787	$6,492,843	$24,424,223

Shares issued to shareholders on reinvestment of dividends and distributions	53,986	198,853	621,380	4,991,196

Shares converted from Class B	12,181	26,876	142,852	626,654

Shares redeemed	(1,270,325)	(1,014,127)	(14,856,486)	(23,407,992)

Net increase (decrease)	(650,968)	280,389	(7,599,411)	6,634,081

Beginning of period	1,985,956	1,705,567	44,847,514	38,213,433

End of period	1,334,988	1,985,956	$37,248,103	$44,847,514

International Class B Shares
Shares sold	18,355	29,170	$222,557	$718,895

Shares issued to shareholders on reinvestment of dividends and distributions	2,908	24,756	33,359	615,175

Shares converted to Class A	(12,290)	(27,226)	(142,852)	(626,654)

Shares redeemed	(44,069)	(59,729)	(532,668)	(1,297,278)

Net decrease	(35,096)	(33,029)	(419,604)	(589,862)

Beginning of period	169,604	202,633	3,881,458	4,471,320

End of period	134,508	169,604	$3,461,854	$3,881,458

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	55

Notes to Financial Statements

	International Portfolio
	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

International Class C Shares

Shares sold	165,187	179,782	$1,956,518	$4,296,569

Shares issued to shareholders on reinvestment of dividends and distributions	16,320	128,544	187,352	3,196,895

Shares redeemed	(465,574)	(336,207)	(5,493,929)	(7,328,936)

Net decrease	(284,067)	(27,881)	(3,350,059)	164,528

Beginning of period	992,144	1,020,025	23,938,882	23,774,354

End of period	708,077	992,144	$20,588,823	$23,938,882

NOTE 7.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 8. Subsequent Events

In accordance with U.S. GAAP disclosure requirements on subsequent events, management has evaluated events for possible recognition or disclosure in the financial statements through November 25, 2009, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	57

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 16.37	$ 29.45	$ 27.03	$ 24.61	$ 20.38

Income From Investment Operations:
Investment income, net(a)	.17	.42	(b)	.47	(b)	.40	(b)	.27	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.14)	(10.10)	5.55	3.76	4.40
Contributions from Adviser	.00	(c)	– 0	–	.00	(c)	.00	(c)	– 0	–

Total from investment operations	(.97)	(9.68)	6.02	4.16	4.67

Less: Dividends and Distributions:
Dividends from taxable net investment income	(.43)	(.40)	(.43)	(.31)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	(3.00)	(3.17)	(1.43)	(.28)

Total dividends and distributions	(.43)	(3.40)	(3.60)	(1.74)	(.44)

Net asset value, end of period	$ 14.97	$ 16.37	$ 29.45	$ 27.03	$ 24.61

Total Return(d)	(5.15)%	(36.89)%	24.11%	17.97%	23.24%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,876	$9,101	$7,325	$3,341	$2,677
Average net assets (000 omitted)	$4,871	$6,673	$4,865	$3,647	$1,136
Ratio of expenses to average net assets, net of waiver	1.70%	1.38%	1.28%	1.36	%(e)	1.57%
Ratio of expenses to average net assets, before waiver	1.70%	1.43%	1.44%	1.66	%(e)	2.61%
Ratio of net investment income to average net assets	1.37%	1.90	%(b)	1.69	%(b)	1.52	%(b)(e)	1.22	%(b)
Portfolio turnover rate	84%	70%	52%	67%	53%

See Footnote Summary on page 64.

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 16.03	$ 28.92	$ 26.73	$ 24.39	$ 20.29

Income From Investment Operations:
Investment income, net(a)	.07	.29	(b)	.23	(b)	.25	(b)	.12	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.09)	(9.95)	5.51	3.69	4.36
Contributions from Adviser	.00	(c)	– 0	–	.00	(c)	.00	(c)	– 0	–

Total from investment operations	(1.02)	(9.66)	5.74	3.94	4.48

Less: Dividends and Distributions
Dividends from taxable net investment income	(.20)	(.23)	(.38)	(.17)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	(3.00)	(3.17)	(1.43)	(.28)

Total dividends and distributions	(.20)	(3.23)	(3.55)	(1.60)	(.38)

Net asset value, end of period	$14.81	$16.03	$28.92	$26.73	$24.39

Total Return(d)	(5.96)%	(37.34)%	23.23%	17.14%	22.37%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$368	$380	$647	$573	$179
Average net assets (000 omitted)	$302	$587	$613	$372	$128
Ratio of expenses to average net assets, net of waiver	2.53%	2.03%	2.00%	2.07	%(e)	2.27%
Ratio of expenses to average net assets, before waiver	2.53%	2.09%	2.16%	2.37	%(e)	3.31%
Ratio of net investment income to average net assets	.61%	1.27	%(b)	.84	%(b)	.95	%(b)(e)	.52	%(b)
Portfolio turnover rate	84%	70%	52%	67%	53%

See Footnote Summary on page 64.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 16.02	$ 28.90	$ 26.71	$ 24.37	$ 20.28

Income From Investment Operations
Investment income, net(a)	.07	.30	(b)	.26	(b)	.20	(b)	.10	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.07)	(9.95)	5.48	3.74	4.37
Contributions from Adviser	.00	(c)	– 0	–	.00	(c)	.00	(c)	– 0	–

Total from investment operations	(1.00)	(9.65)	5.74	3.94	4.47

Less: Dividends and Distributions:
Dividends from taxable net investment income	(.20)	(.23)	(.38)	(.17)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	(3.00)	(3.17)	(1.43)	(.28)

Total dividends and distributions	(.20)	(3.23)	(3.55)	(1.60)	(.38)

Net asset value, end of period	$ 14.82	$ 16.02	$ 28.90	$ 26.71	$ 24.37

Total Return(d)	(5.84)%	(37.33)%	23.24%	17.16%	22.33%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,736	$2,612	$4,773	$2,480	$678
Average net assets (000 omitted)	$1,631	$4,080	$3,687	$1,310	$446
Ratio of expenses to average net assets, net of waiver	2.46%	2.03%	1.99%	2.07	%(e)	2.27%
Ratio of expenses to average net assets, before waiver	2.46%	2.09%	2.15%	2.37	%(e)	3.31%
Ratio of net investment income to average net assets	.61%	1.31	%(b)	.95	%(b)	.82	%(b)(e)	.46	%(b)
Portfolio turnover rate	84%	70%	52%	67%	53%

See Footnote Summary on page 64.

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 16.37	$ 29.17	$ 26.99	$ 23.18	$ 18.91

Income From Investment Operations:
Investment income, net(a)	.19	.46	.40	.30	(b)	.19	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.28)	(9.85)	5.60	3.80	4.23
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Total from investment operations	(1.09)	(9.39)	6.00	4.10	4.42

Less Dividends and Distributions:
Dividends from taxable net investment income	(.39)	(.37)	(.47)	(.29)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	(3.04)	(3.35)	– 0	–	– 0	–

Total dividends and distributions	(.39)	(3.41)	(3.82)	(.29)	(.15)

Net asset value, end of period	$ 14.89	$ 16.37	$ 29.17	$ 26.99	$ 23.18

Total Return(d)	(5.94)%	(36.24)%	24.25%	17.89%	23.51%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$19,875	$32,517	$49,745	$34,589	$28,354
Average net assets (000 omitted)	$20,274	$44,005	$40,926	$30,416	$11,570
Ratio of expenses to average net assets, net of waiver	1.60%	1.42%	1.42%	1.53	%(e)	1.62%
Ratio of expenses to average net assets, before waiver	1.60%	1.42%	1.42%	1.53	%(e)	1.64%
Ratio of net investment income to average net assets	1.61%	2.00%	1.47%	1.18	%(b)(e)	.95	%(b)
Portfolio turnover rate	91%	53%	59%	73%	61%

See Footnote Summary on page 64.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class B
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 16.12	$ 28.77	$ 26.74	$ 22.94	$ 18.81

Income From Investment Operations:
Investment income, net(a)	.10	.26	.21	.16	(b)	.09	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.25)	(9.67)	5.52	3.75	4.15
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Total from investment operations	(1.15)	(9.41)	5.73	3.91	4.24

Less: Dividends and Distributions
Dividends from taxable net investment income	(.23)	(.20)	(.35)	(.11)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	(3.04)	(3.35)	– 0	–	– 0	–

Total dividends and distributions	(.23)	(3.24)	(3.70)	(.11)	(.11)

Net asset value, end of period	$ 14.74	$ 16.12	$ 28.77	$ 26.74	$ 22.94

Total Return(d)	(6.72)%	(36.65)%	23.32%	17.11%	22.64%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,982	$2,733	$5,831	$4,662	$2,681
Average net assets (000 omitted)	$1,820	$4,667	$5,562	$3,686	$1,918
Ratio of expenses to average net assets, net of waiver	2.37%	2.11%	2.12%	2.24	%(e)	2.31%
Ratio of expenses to average net assets, before waiver	2.37%	2.11%	2.12%	2.24	%(e)	2.33%
Ratio of net investment income to average net assets	.84%	1.12%	.76%	.62	%(b)(e)	.42	%(b)
Portfolio turnover rate	91%	53%	59%	73%	61%

See Footnote Summary on page 64.

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 16.13	$ 28.79	$ 26.75	$ 22.95	$ 18.82

Income From Investment Operations
Investment income, net(a)	.11	.28	.24	.14	(b)	.08	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.25)	(9.70)	5.50	3.77	4.16
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Total from investment operations	(1.14)	(9.42)	5.74	3.91	4.24

Less: Dividends and Distributions:
Dividends from taxable net investment income	(.23)	(.20)	(.35)	(.11)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	(3.04)	(3.35)	– 0	–	– 0	–

Total dividends and distributions	(.23)	(3.24)	(3.70)	(.11)	(.11)

Net asset value, end of period	$ 14.76	$ 16.13	$ 28.79	$ 26.75	$ 22.95

Total Return(d)	(6.65)%	(36.66)%	23.35%	17.10%	22.63%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$10,451	$16,000	$29,367	$15,985	$10,840
Average net assets (000 omitted)	$10,192	$25,112	$22,751	$12,210	$9,218
Ratio of expenses to average net assets, net of waiver	2.32%	2.12%	2.12%	2.24	%(e)	2.31%
Ratio of expenses to average net assets, before waiver	2.32%	2.12%	2.12%	2.24	%(e)	2.33%
Ratio of net investment income to average net assets	.89%	1.19%	.90%	.58	%(b)(e)	.38	%(b)
Portfolio turnover rate	91%	53%	59%	73%	61%

See Footnote Summary on page 64.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	63

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Transfer Agent.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

64	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein International Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio and International Portfolio (two of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the International Retail Class shares for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 25, 2009

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	65

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended September 30, 2009, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the JGTRR Act of 2003. For the Tax-Managed International Portfolio and the International Portfolio, we designate 100% and 99.15%, respectively, or the maximum amount allowable of the total ordinary income distributed by the Portfolios, as qualified dividend income.

In addition, the Portfolios intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Portfolios to their shareholders. For the fiscal year ended September 30, 2009, the total amounts of foreign taxes that may be passed through to the shareholders were $14,034,928 and $6,429,664 for the Tax-Managed International Portfolio and the International Portfolio, respectively. The foreign sources of income for information reporting purposes, were $155,140,289 and $72,754,991, respectively, for the Tax-Managed International Portfolio and the International Portfolio.

As required by Federal tax law rules, shareholders will receive notification of their portion of each Portfolio’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2009 calendar year on Form 1099-DIV, which will be mailed by January 31, 2010.

66	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax Information

BOARD OF DIRECTORS

Thomas B. Stiles, II(1), Chairman

Marilyn G. Fedak, President

Irwin Engelman(1)(2)(3)

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)

Rosalie J. Wolf(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Nominating, Governance and Compensation Committee.

†	For the AllianceBernstein International and AllianceBernstein Tax-Managed International Portfolios, Classes A, B and C shares only.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	67

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marilyn G. Fedak,** 1345 Avenue of the Americas New York, NY 10105 62 (2007)	Vice Chair of Investment Services for the Adviser, with which she has been associated since prior to 2004.	12	None

DISINTERESTED DIRECTORS***
Thomas B. Stiles, II, # 69 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	12	Cedar Lawn Corporation

Irwin Engelman, # ^ + 75 (2000)	Business Consultant. Formerly, he was Executive Vice President and Chief Financial Officer of YouthStream Media Networks; Vice Chairman and Chief Administrative Officer of Revlon, Inc. and Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. since prior to 2004.	12	WellGen Inc. and eMagin Corporation

Bart Friedman, # + 64 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2004.	12	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy and Allied World Assurance Holdings

68	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William Kristol, # + 56 (1994)	Editor, The Weekly Standard since prior to 2004. He is also a Fox News Contributor.	12	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation and the Institute for the Study of War

Donald K. Peterson, # 60 (2007)	Formerly, Chairman & Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	12	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America and Committee for Economic Development

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	69

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Rosalie J. Wolf, # + 68 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer, The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust and Mobil Oil Corporation.	12	TIAA-CREFF and North European Oil Royalty Trust

*	There is no stated term of office for the Directors.

**	Ms. Fedak is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

+	Member of the Nominating, Governance and Compensation Committee.

70	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marilyn G. Fedak, 62	President	See biography above.

Philip L. Kirstein, 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Emilie D. Wrapp, 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2004.

Joseph J. Mantineo, 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	71

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1 It should be noted that the Senior Officer’s evaluation was completed on October 8, 2009.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

72	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Tax-Managed International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650 0.600	% % % % % %

International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650	% % % % %

Emerging Markets Portfolio	First $1 billion Next $1 billion Next $1 billion Next $3 billion On the balance	1.175 1.050 1.000 0.900 0.850	% % % % %

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

	First $750 million On the balance	0.450 0.400	% %

Intermediate Duration Portfolio	First $1 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350 0.300	% % % % %

California Municipal Portfolio Diversified Municipal Portfolio New York Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350	% % % %

[3]

The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. U.S. Government Short Duration Portfolio, Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	73

The Portfolios’ net assets on September 30, 2009 and 2008 are set forth below:

Portfolio	09/30/09 Net Assets ($MM)	09/30/08 Net Assets ($MM)
Tax-Managed International Portfolio	$5,293.7	$6,043.5
International Portfolio	$2,397.3	$2,841.3
Emerging Markets Portfolio	$1,948.5	$1,953.6
U.S. Government Short Duration Portfolio	$172.8	$115.4
Short Duration Plus Portfolio	$511.5	$425.9
Intermediate Duration Portfolio	$5,005.5	$4,892.8
Short Duration California Municipal Portfolio	$109.1	$141.4
Short Duration Diversified Municipal Portfolio	$433.3	$330.8
Short Duration New York Municipal Portfolio	$235.4	$162.5
California Municipal Portfolio	$1,216.8	$1,419.2
Diversified Municipal Portfolio	$5,098.2	$5,163.4
New York Municipal Portfolio	$1,794.8	$1,889.2

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2009 net assets:

Portfolio	Effective Advisory Fees October 2004 vs. September 30, 2009
	As of October 2004	As of September 2009	Difference
Tax-Managed International Portfolio[4]	0.913%	0.852%	0.061%
International Portfolio[5]	0.942%	0.881%	0.061%
Emerging Markets Portfolio	1.189%	1.114%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio[6]	0.460%	0.440%	0.020%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.491%	0.491%	0.000%
Diversified Municipal Portfolio[7]	0.460%	0.439%	0.021%
New York Municipal Portfolio	0.478%	0.478%	0.000%

[4]	Since September 30, 2008 Tax-Managed International Portfolio lost breakpoint at $6 billion level.
[5]	Since September 30, 2008 Emerging Markets Portfolio lost breakpoint at $2 billion.
[6]	Since September 30, 2008 Intermediate Duration Portfolio lost breakpoint at $5 billion level.
[7]	Since September 30, 2008 Diversified Municipal Portfolio lost breakpoint at $5 billion level.

74	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Set forth below are the Portfolios’ total expense ratios for the most recent semi-annual period ended March 31, 2009. It should be noted that the annual and semi-annual total expense ratios set forth below are an average of the Portfolios’ daily total expense ratios:

Portfolio	Total Expense Ratio 10/1/08-3/31/09[8]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.20 1.56 2.31 2.27	% % % %

International Portfolio	Private Client Class A Class B Class C	1.24 1.60 2.38 2.32	% % % %

Emerging Markets Portfolio	Private Client	1.68%

U.S. Government Short Duration Portfolio	Private Client	0.66%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.64 0.98 1.71 1.69	% % % %

Intermediate Duration Portfolio	Private Client	0.58%

Short Duration California Municipal Portfolio	Private Client	0.67%

Short Duration Diversified Municipal Portfolio	Private Client	0.62%

Short Duration New York Municipal Portfolio	Private Client	0.65%

California Municipal Portfolio	Private Client Class A Class B Class C	0.62 0.90 1.62 1.61	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.57 0.85 1.58 1.56	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.89 1.61 1.60	% % % %

[8]	Annualized.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	75

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.9 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what

[9]

The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

76	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2009 net assets.

Portfolio	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$5,293.7	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.405%	0.852%

International Portfolio	$2,397.3	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.412%	0.881%

Emerging Markets Portfolio	$1,948.5	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.805%	1.114%

U.S. Government Short Duration Portfolio[10]	$172.8	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.191%	0.450%

Short Duration Plus Portfolio	$511.5	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.150%	0.450%

Intermediate Duration Portfolio	$5,005.5	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.440%

[10]

The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	77

Portfolio	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration California Municipal Portfolio	$109.1	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.214%	0.450%

Short Duration Diversified Municipal Portfolio	$433.3	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.156%	0.450%

Short Duration New York Municipal Portfolio	$235.4	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.180%	0.450%

California Municipal Portfolio	$1,216.8	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.195%	0.491%

Diversified Municipal Portfolio	$5,098.2	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.438%

New York Municipal Portfolio	$1,794.8	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.478%

78	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolios and the fee charged to the corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.11 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective advisory fees of the Portfolios had the AMBF fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2009 net assets.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.694%	0.852%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.754%	0.881%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.114%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[12]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.475%	0.440%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

[11]	Group peers selected by Lipper from the 2009 Lipper 15(c) Report. See pages 20-24 for additional information regarding Lipper.

[12]

The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter and has an expense cap of 0.45%.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	79

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.491%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.424%	0.438%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[13]
Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.70% 0.90%

[13]	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

80	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	ITM Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F/FB14	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[14]	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund F14	0.800%

	AllianceBernstein Emerging Markets Growth Stock Fund A/B14	0.900%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolio’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2009 net assets:15

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio	Client #1	AB Sub-advised Fee Schedule 0.65% on first $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.331%	0.881%

[14]	The ITM fund is privately placed or institutional.

[15]	In all cases the sub-adviser, AllianceBernstein, is paid by the sub-advised funds’ advisers.

[16]	The effective fee of each sub-advised fund’s adviser does not include the administrative fee charged to the fund.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	81

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)

Client #1 Adviser Fee Schedule

Advisory Fee

    0.90% on first $250 million

    0.875% on next $250 million

    0.85% on next $250 million

    0.825% on next $250 million

    0.80% on next $1 billion

    0.775% thereafter

*Plus Performance Fee

[Lipper International Funds Index]

of +/- 0.12%

Administrative Fee

Between 0.08% and 0.05%

depending on the fund’s asset size.

Fee in 2008 was 0.07%.

			0.822%[17]

	Client #2	AB Sub-advised Fee Schedule 0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter *Aggregated with other special equity portfolios	0.544%	0.881%

		Client #2 Adviser Fee Schedule Advisory Fee 0.85% on first $750 million 0.80% on next $1 billion 0.775% on next $3 billion 0.75% on next $5 billion 0.725% thereafter Administrative Fee $35,000 plus Complex Fee of 0.15% on first $15 billion 0.125% on next $15 billion 0.10% on the balance	0.809%

	Client #3	AB Sub-advised Fee Schedule 0.50% on first $100 million 0.46% on next $300 million 0.41% thereafter * Both Client #3 and Client #4 assets aggregated	0.420%	0.881%

[17]	The effective fee does not include a performance fee.

82	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)		Client #3 Adviser Fee Schedule Advisory Fee 0.90% of average daily net assets Administrative Fee Actual Fee in 2008 0.30% for Class A shares	0.900%

	Client #4	AB Sub-advised Fee Schedule 0.50% on first $100 million 0.46% on next $300 million 0.41% thereafter *Both Client #3 and Client #4 assets aggregated	0.420%	0.881%

		Client #4 Adviser Fee Schedule Advisory Fee 1.00% of average daily net assets Administrative Fee Actual Fee in 2008 0.2443% for Class A shares	1.000%

	Client #5	AB Sub-advised Fee Schedule 0.72% on first $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% thereafter	0.375%	0.881%

		Client #5 Fee Schedule Advisory Fee 0.85% of average daily net assets Administrative Fee Complex Fee 0.26% on first $1 billion 0.19% on next $2 billion 0.15% on next $1 billion 0.08% on next $1 billion 0.05% on next $5 billion 0.03% on next $2 billion 0.02% thereafter	0.850%

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	83

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)	Client #6	AB Sub-advised Fee Schedule Base fee 0.22% on first $1 billion 0.18% on next $1.5 billion 0.16% thereafter *Plus performance fee (v. ACWI ex US)	0.197%[17]	0.881%

		Client #6 Adviser Fee Schedule Advisory Fee Fee Schedule not available but actual advisory fee rate in 2008 was 0.42%. Administrative Fee Fee Schedule not available but actual advisory fee rate in 2008 was 0.01%.	0.420%

	Client #7	AB Sub-advised Fee Schedule 0.30% of average daily net assets	0.300%	0.881%

		Client #7 Adviser Fee Schedule Advisory Fee 0.505% of average daily net assets	0.505%
		Administrative Fee 0.45% of average daily net assets

	Client #8	AB Sub-advised Fee Schedule 0.60% on first $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter	0.267%	0.881%

		Client #8 Adviser Fee Schedule Advisory Fee 0.70% of average daily net assets Administrative Fee 0.05% of average daily net assets	0.700%

84	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)	Client #9	AB Sub-advised Fee Schedule 0.45% on first $200 million 0.36% on next $300 million 0.32% thereafter	0.336%	0.881%

		Client #9 Adviser Fee Schedule Advisory Fee 0.88% on first $200 million 0.81% on next $300 million 0.77% thereafter Administrative Fee 0.02% of average daily net assets	0.784%

Emerging Markets Portfolio	Client #10	AB Sub-advised Fee Schedule 1.00% on first $25 million 0.90% on next $25 million 0.75% thereafter * for accounts less than $65MM, 0.900%	0.774%	1.114%

		Client #10 Adviser Fee Schedule Advisory Fee 0.94% of average daily net assets Administrative Fee Between 0.004% and 0.02% of average daily net assets.	0.940%

	Client #11	AB Sub-advised Fee Schedule 0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.468%	1.114%

		Client #11 Adviser Fee Schedule Advisory Fee 1.15% of average daily net assets Administrative Fee 0.05% of average daily net assets	1.150%

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	85

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
Emerging Markets Portfolio (cont.)	Client #12	AB Sub-advised Fee Schedule 0.425% of average daily net assets	0.425%	1.114%

		Client #12 Adviser Fee Schedule Advisory Fee 1.05% of average daily net assets Administrative Fee 0.65% of average daily net assets	1.050%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)18 at the approximate current asset level of the subject Portfolio. 19

[18]

It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

[19]

The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

86	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolios’ EGs to include peers with a different load type,20 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”)21 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[22]	0.861	0.780	13/17
International Portfolio[22]	0.887	0.812	12/18
Emerging Markets Portfolio	1.126	1.200	6/15
U.S. Government Short Duration Portfolio	0.450	0.480	5/18
Short Duration Plus Portfolio	0.450	0.455	8/18
Intermediate Duration Portfolio	0.444	0.448	9/18
Short Duration California Municipal Portfolio[22]	0.450	0.490	4/10
Short Duration Diversified Municipal Portfolio	0.450	0.478	6/17
Short Duration New York Municipal Portfolio[22]	0.450	0.464	4/10
California Municipal Portfolio22,[23]	0.493	0.563	6/18
Diversified Municipal Portfolio[22]	0.435	0.442	8/12
New York Municipal Portfolio[22,23]	0.479	0.554	6/18

[20]

The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load. It should be noted that the expansion of the Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

[21]

Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

[22]	The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper at the request of the Senior Officer and the Adviser.

[23]

Note that one of the Portfolio’s peers is excluded in the contractual management fee rankings because Lipper is unable to calculate the peer’s contractual management fee due to the peer’s gross income component.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	87

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[24]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[25]	1.122	1.122	9/17	1.258	110/333
International Portfolio[25]	1.183	1.173	11/18	1.258	134/333
Emerging Markets Portfolio	1.512	1.612	5/15	1.581	72/165
U.S. Government Short Duration Portfolio	0.731	0.743	8/18	0.734	28/56
Short Duration Plus Portfolio	0.646	0.687	5/18	0.694	44/112
Intermediate Duration Portfolio	0.567	0.751	2/18	0.742	82/289
Short Duration California Municipal Portfolio[25]	0.694	0.735	4/10	0.744	6/16
Short Duration Diversified Municipal Portfolio	0.636	0.616	10/17	0.598	22/35
Short Duration New York Municipal Portfolio[25]	0.668	0.735	4/10	0.744	5/16
California Municipal Portfolio[25]	0.617	0.750	5/19	0.700	38/111
Diversified Municipal Portfolio[25]	0.567	0.591	6/12	0.679	32/104
New York Municipal Portfolio[25]	0.607	0.733	5/19	0.700	34/111

Based on this analysis, except for Tax-Managed International Portfolio and International Portfolio, the Portfolios have a lower contractual management fee than each of their respective EG medians. Except for International Portfolio and Short Duration Diversified Portfolio, which have a higher total expense ratio compared to each of their respective EG median, and Tax-Managed International Portfolio, which has a total expense ratio equal to its EG median, the Portfolios have a lower total expense ratio compared to each of their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice

[24]	The total expense ratio information is for the Private Client Class shares as of September 30, 2008.

[25]	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

88	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s finance areas provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Short Duration California Municipal, the Adviser’s profitability, excluding administrating and servicing fees (A&S), decreased for the Portfolios during calendar year 2008, relative to 2007.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges each Fixed-Income Portfolio26 an annual fee of 0.10% of each such Portfolio’s average daily assets and each Equity Portfolio27 an annual fee of 0.25% of each such Portfolio’s average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$20,833,302
International Portfolio	9,571,214
Emerging Markets Portfolio	7,193,834
U.S. Government Short Duration Portfolio	94,678
Short Duration Plus Portfolio	342,890
Intermediate Duration Portfolio	5,220,966
Short Duration California Municipal Portfolio	106,703
Short Duration Diversified Municipal Portfolio	277,346
Short Duration New York Municipal Portfolio	132,487
California Municipal Portfolio	1,414,368
Diversified Municipal Portfolio	5,052,989
New York Municipal Portfolio	1,828,068

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the

[26]

The Fixed-Income Portfolios include U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio.

[27]	The Equity Portfolios include Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	89

Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

	Retail Classes Net Assets 09/30/09 ($MM)
Portfolio	Class A	Class B	Class C	Total Retail	Retail Classes Net Assets as % of Total Net Assets
Tax-Managed International Portfolio	$3.9	$0.4	$1.7	$5.3	0.11%
International Portfolio	$20.1	$2.0	$10.5	$32.6	1.36%
Short Duration Plus Portfolio	$53.3	$9.3	$25.2	$87.8	17.17%
California Municipal Portfolio	$41.0	$1.9	$18.7	$61.7	5.07%
Diversified Municipal Portfolio	$113.5	$3.7	$46.0	$163.3	3.20%
New York Municipal Portfolio	$66.9	$3.9	$30.9	$101.7	5.67%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19 million for distribution services and educational support (revenue sharing payments).

90	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:28

Portfolio	Amount Received
Tax-Managed International Portfolio	$725
International Portfolio	$3,353
Short Duration Plus Portfolio	$1,116
California Municipal Portfolio	$1,625
Diversified Municipal Portfolio	$2,370
New York Municipal Portfolio	$4,918

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:28

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$66,685	$752
International Portfolio	$429,807	$19,882
Short Duration Plus Portfolio	$344,414	$16,656
California Municipal Portfolio	$337,801	$2,376
Diversified Municipal Portfolio	$629,874	$8,206
New York Municipal Portfolio	$439,360	$4,270

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2008 in

[28]	Pertains to the fiscal year ended September 30, 2008. At the time the evaluation was completed, information for the Fund’s fiscal year ending September 30, 2009 was unavailable.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	91

comparison to 2007. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios: 28,29

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio[30]	$11,527	$343
International Portfolio	43,159	2,823
Short Duration Plus Portfolio	29,907	1,745
California Municipal Portfolio	18,000	513
Diversified Municipal Portfolio	22,206	1,183
New York Municipal Portfolio	18,000	908

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,31 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

[29]

The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

[30]	With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $6,473.

[31]	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

92	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli32 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $482 billion as of August 31, 2009, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios33 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)34 for the periods ended June 30, 2009.35 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 year	-40.11	-35.42	-30.83	8/9	229/234
3 year	-12.69	-8.98	-6.71	8/9	198/200
5 year	-0.52	2.30	3.08	8/9	170/173
10 year	2.23	2.23	2.13	5/9	45/100

International Portfolio
1 year	-40.14	-35.42	-30.83	8/9	230/234
3 year	-12.38	-8.98	-6.71	8/9	195/200
5 year	-0.24	2.15	3.08	7/8	167/173
10 year	2.47	2.57	2.13	5/8	41/100

[32]	The Deli study was originally published in 2002 based on 1997 data.

[33]	The gross performance returns are for the Private Client class shares of the Portfolios and were provided by Lipper.

[34]	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

[35]

Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	93

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Emerging Markets Portfolio
1 year	-32.44	-31.21	-29.33	10/15	144/225
3 year	0.76	1.81	2.71	10/15	108/159
5 year	15.63	14.58	14.67	5/14	36/127
10 year	12.34	10.64	10.60	3/13	22/76

U.S. Government Short Duration Portfolio
1 year	4.12	5.59	5.06	15/18	49/66
3 year	5.14	5.80	5.78	16/18	44/60
5 year	4.04	4.58	4.46	17/18	45/58
10 year	4.74	4.95	4.93	11/13	31/43

Short Duration Plus Portfolio
1 year	1.68	2.99	1.85	13/18	98/183
3 year	2.69	4.48	3.60	14/17	91/158
5 year	2.63	3.75	3.47	15/17	82/130
10 year	4.08	4.59	4.65	11/12	58/72

Intermediate Duration Portfolio
1 year	3.48	1.32	4.26	6/18	242/413
3 year	5.12	3.58	5.55	6/18	182/332
5 year	4.51	3.57	4.71	4/15	155/278
10 year	5.39	5.39	5.95	6/11	128/159

Short Duration California Municipal Portfolio
1 year	3.99	4.13	4.06	5/7	8/14
3 year	4.19	4.19	4.41	4/7	6/9
5 year	3.37	3.85	3.85	5/5	7/7
10 year	3.56	4.32	4.34	3/3	5/5

Short Duration Diversified Municipal Portfolio
1 year	3.88	4.55	4.08	11/17	28/46
3 year	4.15	4.40	4.16	11/17	21/40
5 year	3.45	3.51	3.42	9/15	18/38
10 year	3.75	3.78	3.97	6/10	12/18

Short Duration New York Municipal Portfolio
1 year	3.94	5.02	5.02	4/4	7/8
3 year	4.17	4.60	4.60	3/3	6/7
5 year	3.47	3.69	3.69	3/3	7/7
10 year	3.65	4.25	4.25	3/3	7/7

California Municipal Portfolio
1 year	3.43	3.10	2.98	3/6	11/26
3 year	4.15	3.92	3.84	3/6	9/25
5 year	3.76	3.79	3.75	4/6	10/25
10 year	4.41	4.76	4.67	5/5	15/16

94	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Diversified Municipal Portfolio
1 year	5.07	4.01	4.66	2/10	40/105
3 year	4.75	4.07	4.49	3/9	31/97
5 year	4.06	4.06	4.04	5/9	37/84
10 year	4.73	4.72	4.82	3/6	34/54

New York Municipal Portfolio
1 year	4.94	4.13	4.96	3/7	12/18
3 year	4.73	4.37	4.73	2/7	9/17
5 year	4.12	4.00	4.13	2/7	10/17
10 year	4.73	4.83	5.01	3/4	10/12

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)36 versus their benchmarks. 37

[36]	The performance returns and risk measures shown in the table are for the Private Client Class shares of the Portfolios and were provided by the Adviser.
[37]	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2009.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	95

	Periods Ending June 30, 2009 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-40.78	-13.67	-1.66	1.02	5.53
MSCI EAFE Index	-31.35	-7.98	2.31	1.18	5.14
Inception Date: June 22,1992

International Portfolio	-40.86	-13.41	-1.43	1.23	1.32
MSCI EAFE Index	-31.35	-7.98	2.31	1.18	1.01
Inception Date: April 30, 1999

Emerging Markets Portfolio	-33.45	-0.76	13.83	10.51	7.60
MSCI Emerging Markets Index	-28.07	2.95	14.72	8.74	6.36
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	3.37	4.34	3.25	3.95	5.15
Merrill Lynch 1-3 Year Treasury Index	4.39	5.58	4.07	4.59	5.88
Inception Date: January 3, 1989

Short Duration Plus Portfolio	1.03	2.02	1.95	3.39	5.06
Merrill Lynch 1-3 Year Treasury Index	4.39	5.58	4.07	4.59	5.87
Inception Date: December 12, 1988

Intermediate Duration Portfolio	2.93	4.53	3.91	4.77	6.48
Barclays U.S. Aggregate Bond Index	6.05	6.43	5.01	5.98	7.31
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	3.27	3.46	2.60	2.77	3.16
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	3.22	3.48	2.76	3.04	3.39
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994
Short Duration New York Municipal Portfolio	3.32	3.49	2.77	2.91	3.23
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

California Municipal Portfolio	2.80	3.51	3.11	3.74	4.79
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.58
Inception Date: August 6, 1990

Diversified Municipal Portfolio	4.48	4.15	3.46	4.09	5.13
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.74
Inception Date: January 9, 1989

New York Municipal Portfolio	4.29	4.08	3.48	4.07	5.16
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.74
Inception Date: January 9, 1989

96	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 09, 2009

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	97

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

US Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

98	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Alliancebernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	99

NOTES

100	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IPTIP-0151-0909

ANNUAL REPORT

AllianceBernstein

Short Duration Portfolio

September 30, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 16, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Short Duration Portfolio (the “Portfolio”) for the annual reporting period ended September 30, 2009.

Investment Objective and Policies

The Portfolio seeks to provide safety of principal and a moderate rate of return that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national ratings agencies (or if unrated, determined by AllianceBernstein L.P., the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. The Portfolio may purchase many types of fixed-income securities, including corporate bonds, notes, US Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, loan participations and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in foreign fixed-income securities of issuers in developed or emerging-market countries. The Portfolio also may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment grade.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. The Portfolio may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Portfolio may moderately shorten its average duration when the Adviser expects interest rates to rise and modestly lengthen its average duration when the Adviser anticipates that rates will fall. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards and swaps. The Portfolio also may invest up to 20% of its assets in structured instruments, which have characteristics of futures, options, currencies and securities. The Portfolio also may: purchase or sell securities on a forward commitment basis; invest in variable, floating and inverse floating rate investments; invest in zero coupon and interest-only or principal-only securities; and invest in obligations of supranational entities.

Investment Results

The table on page 5 shows the performance of the Portfolio compared to its benchmark, the Merrill Lynch (ML) 1-3 Year Treasury Index, for the six- and 12-month periods ended September 30, 2009.

The Portfolio’s Class A shares without sales charges outperformed its benchmark for the six- and 12-month periods ended September 30, 2009. The US Investment Grade: Liquid Markets/Structured Products Investment Team’s (the “Team’s”) earlier positioning of the Portfolio to capitalize on record wide yield spreads of non-government sectors benefited performance for the six- and 12-month periods. The following positions were positive: an underweight in Treasuries and overweights in mortgages, commercial mortgage-backed securities (CMBS), Agencies and investment-grade corporates.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	1

Leverage did not have any meaningful impact on performance for either six- or 12-month period.

Market Review and Investment Strategy

Challenges continued into early 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic downturn. By the second quarter of 2009, however, signs of a bottoming of the recession resulted in a significant rally in credit sectors as well as equities. Capital markets rebounded on growing evidence that aggressive policy action on a global scale had been successful at staving off a depression-type scenario. Risk assets continued the rally into the third quarter, as evidence mounted that the global economy was emerging from a deep recession and appeared on track for a return to modest economic growth in 2010.

Bond returns were bifurcated during the 12-month period ended September 30, 2009, with negative non-government bond returns early in the period reflecting last fall’s financial crisis and subsequent risk aversion. Meanwhile, Treasury and government-related debt benefited from investor risk aversion early in the period and then underperformed later in the period as investor risk appetite returned.

Investment-grade corporate bond spreads during the crisis peaked in excess of 600 basis points over duration-matched Treasuries in mid-December 2008. The six-month period ended September 30, 2009, was marked by historic recovery, with investment-grade corporate bonds returning 19.41% for the period. Spreads tightened significantly from their widest levels to end the 12-month reporting period at 218 basis points over Treasuries. Spreads on CMBS similarly widened to historically high levels of almost 1600 basis points over Treasuries, before ending the period at 537 basis points over Treasuries. CMBS returned -15.14% between September 30, 2008 – March 31, 2009 and 26.75% for the second half of the annual period. The events of the past year were historic in proportion as non-government bonds completed one of the fastest recoveries on record following the largest downturn on record.

While risk premiums remain high versus historical norms, they have receded dramatically from their heights at the peak of the credit crisis. Liquidity is returning and credit is becoming cheaper and more readily available as the securitization markets unfreeze, although credit growth remains slow. Corporate earnings appear to have reached bottom after a two-year plunge, and positive earnings surprises are increasing. The economic recovery—which began in China and other parts of Asia in the second quarter of 2009—appeared to gain speed and traction globally in the third quarter. Industrial production rebounded sharply around the world. In the US, the Institute for Supply Management manufacturing composite index has risen above the 50% threshold—which indicates expansion—for the first time

2	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

in 18 months. Surging new orders have prompted automakers and other manufacturers to restock depleted inventories to meet pent-up demand.

Massive doses of coordinated monetary and fiscal stimulus from governments and central banks around the world have also provided impetus for the recovery—and just a portion of the nearly $800 billion of fiscal stimulus funds promised by the Obama administration have been disbursed or realized so far. The bulk of the spending is due in 2010.

Major central banks are unlikely to reverse their extraordinary monetary easing as long as inflation remains low.

The continuation of extremely accommodative monetary policies has supported the rebound in risk assets: by keeping short-term interest rates low, central banks are essentially raising the opportunity cost of staying in “safe” assets such as cash and short-term government bonds. Despite extremely low yields, significant pools of money remain on the sidelines. Reentry of these funds into the market could, in the Team’s view, extend the current credit rally. Bond markets are recovering but opportunities still remain compelling. The Team believes that investors may be well rewarded for sticking to a disciplined, long-term approach to asset allocation.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Merrill Lynch (ML) 1-3 Year Treasury Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index tracks short-term government securities with maturities between 1 and 2.99 years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio’s assets can be invested in foreign securities, which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have an impact on the Portfolio’s asset value. To increase yield, the Portfolio can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. The Portfolio’s investments in mortgage-related or asset-backed securities may be subjected to prepayment risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may also invest a portion of its assets in below investment-grade securities (i.e. “junk bonds”), which are subject to greater risk than higher-rated securities. While the Portfolio invests in bonds and fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2009	Returns
	6 Months	12 Months
AllianceBernstein Short Duration Portfolio
Class A	4.16%	4.61%

Class B*	3.70%	3.86%

Class C	3.80%	3.88%

Merrill Lynch 1-3 Year Treasury Index	0.67%	3.46%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/21/03* TO 9/30/09

*Since inception of the Portfolio’s Class A shares on 5/21/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Portfolio Class A shares (from 5/21/03* to 9/30/09) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2009
	NAV Returns	SEC Returns	SEC Yields**

Class A Shares			1.93%
1 Year	4.61%	0.15%
5 Years	1.88%	1.00%
Since Inception*	1.71%	1.02%

Class B Shares			1.41%
1 Year	3.86%	0.86%
5 Years(a)	1.15%	1.15%
Since Inception*	1.03%	1.03%

Class C Shares			1.45%
1 Year	3.88%	2.88%
5 Years	1.17%	1.17%
Since Inception*	1.00%	1.00%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
			SEC Returns

Class A Shares
1 Year			0.15%
5 Years			1.00%
Since Inception*			1.02%

Class B Shares
1 Year			0.86%
5 Years(a)			1.15%
Since Inception*			1.03%

Class C Shares
1 Year			2.88%
5 Years			1.17%
Since Inception*			1.00%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.96%, 1.66% and 1.66% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 5/21/03 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2009.

See Historical Performance disclosures on page 4.

6	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$1,041.58	$5.12
Hypothetical (5% return before expenses)	$1,000	$1,020.05	$5.06
Class B
Actual	$1,000	$1,036.96	$8.89
Hypothetical (5% return before expenses)	$1,000	$1,016.34	$8.80
Class C
Actual	$1,000	$1,037.96	$8.74
Hypothetical (5% return before expenses)	$1,000	$1,016.50	$8.64
*	Expenses are equal to the classes’ annualized expense ratios of 1.00%, 1.74% and 1.71%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (reflect the one-half year period).

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

September 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $511.9

*	All data are as of September 30, 2009. The Portfolio’s security type breakdown is expressed as a percentage of the Portfolio’s total investments and may vary over time.

8	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2009

Company	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 33.0%
Treasuries – 33.0%
United States – 33.0%
U.S. Treasury Notes 1.00%, 8/31/11	$48,641	$48,726,511
1.375%, 9/15/12(a)	41,000	40,929,521
1.50%, 7/15/12	23,556	23,673,780
1.75%, 8/15/12	50,000	50,515,600
3.50%, 12/15/09	5,000	5,033,985

Total Governments – Treasuries (cost $168,308,594)		168,879,397

CORPORATES - INVESTMENT GRADES – 28.8%
Industrial – 14.1%
Basic – 0.7%
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	1,710	1,893,587
Praxair, Inc. 3.25%, 9/15/15	1,623	1,634,017

		3,527,604

Capital Goods – 1.0%
Boeing Co. 5.00%, 3/15/14	1,210	1,319,443
General Dynamics Corp. 1.80%, 7/15/11	2,592	2,605,683
John Deere Capital Corp. 5.25%, 10/01/12	1,355	1,465,301

		5,390,427

Communications - Telecommunications – 1.0%
AT&T, Inc. 4.85%, 2/15/14	2,000	2,127,390
Verizon Global Funding Corp. 7.375%, 9/01/12	999	1,135,088
Vodafone Group PLC 7.75%, 2/15/10	1,800	1,845,002

		5,107,480

Consumer Cyclical - Automotive – 0.4%
Daimler Finance North America LLC 8.00%, 6/15/10	2,115	2,201,345

Consumer Cyclical - Entertainment – 0.4%
The Walt Disney Co. 4.50%, 12/15/13	1,750	1,867,616

Consumer Cyclical - Restaurants – 0.4%
McDonald’s Corp. 4.30%, 3/01/13	1,717	1,823,322

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	9

PORTFOLIO OF INVESTMENTS

Company	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.4%
Wal-Mart Stores, Inc. 4.55%, 5/01/13	$1,700	$1,834,830

Consumer Non-Cyclical – 4.6%
Avon Products, Inc. 5.625%, 3/01/14	1,040	1,130,795
Baxter FinCo BV 4.75%, 10/15/10	1,690	1,756,659
Bottling Group LLC 5.00%, 11/15/13	1,693	1,835,270
6.95%, 3/15/14	1,600	1,864,723
Campbell Soup Co. 6.75%, 2/15/11	1,680	1,802,805
Coca-Cola Enterprises, Inc. 4.25%, 3/01/15	1,775	1,877,070
Colgate-Palmolive Co. Series F 3.15%, 8/05/15	496	508,673
Diageo Capital PLC 4.375%, 5/03/10	1,834	1,874,861
Genentech, Inc. 4.40%, 7/15/10	830	851,823
Kraft Foods, Inc. 4.125%, 11/12/09	481	482,621
Merck & Co., Inc. 1.875%, 6/30/11	2,760	2,790,581
Procter & Gamble Co. 3.15%, 9/01/15	5,133	5,179,792
4.60%, 1/15/14	1,680	1,804,816

		23,760,489

Energy – 3.5%
Apache Corp. 5.25%, 4/15/13	1,400	1,501,892
BP Capital Markets PLC 1.55%, 8/11/11	2,883	2,892,756
Chevron Corp. 3.95%, 3/03/14	1,770	1,863,656
ConocoPhillips 4.75%, 2/01/14	1,755	1,888,154
Shell International Fin 3.25%, 9/22/15	4,672	4,702,246
Total Capitol SA 3.125%, 10/02/15(b)	5,100	5,075,112

		17,923,816

Services – 0.4%
The Western Union Co. 5.40%, 11/17/11	2,165	2,306,335

10	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

Company	Principal Amount (000)	U.S. $ Value

Technology – 1.3%
Cisco Systems, Inc. 5.25%, 2/22/11	$1,710	$1,802,412
Dell, Inc. 3.375%, 6/15/12	990	1,025,831
Hewlett-Packard Co. 2.95%, 8/15/12	645	661,316
Oracle Corp. 3.75%, 7/08/14	1,921	1,995,625
5.00%, 1/15/11	1,002	1,047,971

		6,533,155

		72,276,419

Financial Institutions – 13.5%
Banking – 10.6%
Bank of America Corp. 4.50%, 8/01/10	1,850	1,892,500
The Bank of New York Mellon Corp. 4.30%, 5/15/14	860	910,697
Barclays Bank PLC 5.20%, 7/10/14	4,329	4,572,796
BB&T Corporation 3.375%, 9/25/13	3,905	3,920,624
Citigroup, Inc. 6.375%, 8/12/14	2,932	3,031,365
Comerica, Inc. 4.80%, 5/01/15	700	619,250
Credit Suisse USA, Inc. 6.50%, 1/15/12	1,490	1,614,507
Deutsche Bank AG London 5.00%, 10/12/10	1,110	1,146,011
Fifth Third Bancorp 6.25%, 5/01/13	1,970	2,031,870
The Goldman Sachs Group, Inc. 3.625%, 8/01/12	1,235	1,267,850
4.75%, 7/15/13	1,865	1,946,301
JP Morgan Chase & Co. 7.875%, 6/15/10	2,035	2,127,544
Morgan Stanley 6.00%, 5/13/14	1,350	1,437,218
6.75%, 4/15/11	635	677,084
PNC Funding Corp. 4.25%, 9/21/15	5,000	5,019,650
Royal Bank of Canada 5.65%, 7/20/11	2,155	2,315,647
State Street Corp. 4.30%, 5/30/14	1,415	1,486,736
Union Planters Corp. 7.75%, 3/01/11	1,134	1,114,194

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	11

PORTFOLIO OF INVESTMENTS

Company	Principal Amount (000)	U.S. $ Value

UnionBanCal Corp. 5.25%, 12/16/13	$1,530	$1,526,340
US Bancorp 2.125%, 2/15/13	3,475	3,459,168
4.20%, 5/15/14	1,815	1,896,662
Wells Fargo & Co. Series I 3.75%, 10/01/14(b)	5,178	5,152,089
Westpac Banking Corp. 4.20%, 2/27/15	5,000	5,081,910

		54,248,013

Finance – 0.8%
HSBC Finance Corp. 4.75%, 4/15/10	2,130	2,160,791
8.00%, 7/15/10	2,045	2,138,134

		4,298,925

Insurance – 1.5%
Berkshire Hathaway Fin 4.00%, 4/15/12	2,260	2,369,343
Met Life Global Funding I 2.875%, 9/17/12(c)	3,500	3,485,451
WellPoint, Inc. 4.25%, 12/15/09	1,900	1,912,988

		7,767,782

Other Finance – 0.2%
ORIX Corp. 5.48%, 11/22/11	920	875,131

REIT – 0.4%
Simon Property Group LP 5.00%, 3/01/12	1,940	2,000,541

		69,190,392

Utility – 1.2%
Electric – 1.2%
National Rural Utilities Cooperative Finance Corp. 3.875%, 9/16/15	5,000	5,054,240
The Southern Co. 4.15%, 5/15/14	947	978,275

		6,032,515

Total Corporates–Investment Grades (cost $144,292,138)		147,499,326

MORTGAGE PASS-THRU’S – 18.9%
Agency ARMS – 10.6%
Federal Home Loan Mortgage Corp. Series 2005 4.794%, 5/01/35(d)	2,021	2,105,746
Series 2006 6.234%, 12/01/36(e)	1,485	1,570,545

12	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

Company	Principal Amount (000)	U.S. $ Value

Series 2007 5.14%, 9/01/37(e)	$1,882	$1,974,320
5.914%, 11/01/36(e)	2,801	2,951,987
6.074%, 1/01/37(e)	2,328	2,460,279
Federal National Mortgage Association Series 2003 4.762%, 12/01/33(d)	582	611,687
Series 2005 4.545%, 2/01/35(e)	3,283	3,367,228
4.66%, 10/01/35(d)	4,556	4,771,666
5.325%, 1/01/36(d)	3,099	3,236,193
Series 2006 3.705%, 1/01/36(d)	5,363	5,399,085
5.473%, 5/01/36(e)	3,452	3,634,660
5.66%, 7/01/36(d)	3,136	3,297,829
Series 2007 4.377%, 11/01/35(e)	2,871	2,987,309
5.528%, 2/01/37(e)	3,528	3,731,238
5.783%, 8/01/37(e)	9,669	10,260,786
Series 2009 4.906%, 7/01/38(d)	1,693	1,770,705

		54,131,263

Agency Fixed Rate 30-Year – 7.9%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.50%, 12/01/33	3,481	3,748,060
Series 2008 6.00%, 8/01/38	9,219	9,742,106
Federal National Mortgage Association Series 2007 6.50%, 10/01/37	5,580	5,976,799
Series 2008 6.50%, 12/01/28–7/01/35	8,618	9,310,190
Government National Mortgage Association Series 2002 7.50%, 3/15/32	339	384,588
Series 2008 6.50%, 9/15/38	10,417	11,077,053

		40,238,796

Agency Fixed Rate 15-Year – 0.4%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	149	162,269
Series 2001 6.00%, 11/01/16–12/01/16	890	955,863
Series 2002 6.00%, 2/01/17	720	773,126
8.00%, 8/01/16	297	317,460

		2,208,718

Total Mortgage Pass-Thru’s (cost $93,651,251)		96,578,777

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	13

PORTFOLIO OF INVESTMENTS

Company	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 11.6%
Autos - Fixed Rate – 6.2%
Bank of America Auto Trust Series 2009-1A, Class A3 2.67%, 7/15/13(c)	$3,940	$4,008,497
Series 2009-2A, Class A4 3.03%, 10/15/16(c)	3,755	3,753,209
BMW Vehicle Lease Trust Series 2009-1, Class A3 2.91%, 3/15/12	1,745	1,778,101
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16	2,917	2,936,568
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14	3,425	3,423,454
Honda Auto Receivables Owner Trust Series 2009-3, Class A3 2.31%, 5/15/13	1,550	1,566,969
Hyundai Auto Receivables Trust Series 2009-A, Class A4 3.15%, 3/15/16	3,932	3,931,798
Nissan Auto Lease Trust Series 2009-A, Class A4 3.51%, 11/17/14	2,900	2,984,708
Series 2009-B, Class A3 2.07%, 1/15/15	2,500	2,508,504
Series 2009-B, Class A4 2.65%, 1/15/15	4,755	4,767,724

		31,659,532

Home Equity Loans - Fixed Rate – 1.5%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	1,370	1,016,355
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	1,042	745,866
Series 2004-1, Class AF2 2.645%, 4/25/34	75	72,910
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	1,161	253,013
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB3, Class AF1 2.879%, 12/25/32	933	522,935
Series 2005-CB4, Class AF2 4.751%, 8/25/35	1,523	1,424,772

14	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

Company	Principal Amount (000)	U.S. $ Value

Series 2005-RP2, Class AF2 5.75%, 9/25/35(c)	$777	$726,802
Series 2007-CB4, Class A2A 5.844%, 4/25/37	586	520,042
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(c)	2,100	1,597,088
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37	1,081	104,167
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(f)(g)	13	165
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(c)(h)	3,359	588,729

		7,572,844

Other ABS - Fixed Rate – 1.3%
John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13	2,275	2,302,889
Series 2009-A, Class A4 3.96%, 5/16/16	1,600	1,641,400
Nissan Auto Lease Trust Series 2009-A, Class A3 2.92%, 12/15/11	2,500	2,548,622

		6,492,911

Autos - Floating Rate – 0.9%
Ford Credit Auto Owner Trust Series 2007-B, Class A3B 0.583%, 11/15/11(e)	1,840	1,838,389
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.316%, 4/20/13(e)	3,000	2,933,980

		4,772,369

Credit Cards - Fixed Rate – 0.9%
BA Credit Card Trust Series 2006-A16, Class A16 4.72%, 5/15/13	2,210	2,286,976
Capital One Multi-Asset Execution Trust Series 2008-A5, Class A5 4.85%, 2/18/14	2,220	2,316,184

		4,603,160

Credit Cards - Floating Rate – 0.4%
Chase Issuance Trust Series 2007-A1, Class A1 0.263%, 3/15/13(e)	2,405	2,389,104

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	15

PORTFOLIO OF INVESTMENTS

Company	Principal Amount (000)	U.S. $ Value

Home Equity Loans - Floating Rate – 0.4%
ACE Securities Corp. Series 2003-OP1, Class A2 0.606%, 12/25/33(e)	$213	$96,454
BNC Mortgage Loan Trust Series 2007-2, Class M5 1.146%, 5/25/37(e)	420	10,741
Countrywide Asset-Backed Certificates Series 2003-BC1, Class A1 1.046%, 3/25/33(e)	170	130,646
HFC Home Equity Loan Asset Backed Certificates Series 2006-1, Class M1 0.526%, 1/20/36(e)	717	563,310
Home Equity Mortgage Trust Series 2005-3, Class M1 0.786%, 11/25/35(e)	542	525,263
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.446%, 6/25/37(c)(e)	1,200	398,079
Lehman XS Trust Series 2005-5N, Class M2 3.545%, 11/25/35(e)	575	4,906
Novastar Home Loan Equity Series 2007-2, Class M1 0.546%, 9/25/37(e)	1,650	39,508
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(c)(e)	418	392,311

		2,161,218

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.366%, 2/25/47(c)(e)	635	19,050

Total Asset-Backed Securities (cost $67,448,115)		59,670,188

AGENCIES – 3.9%
Agency Debentures – 3.9%
Bank of America Corp. – FDIC Insured 2.10%, 4/30/12	3,492	3,541,000
Citigroup, Inc. – FDIC Insured Series FXD 1.875%, 5/07/12	8,999	9,058,591
The Goldman Sachs Group, Inc. – FDIC Insured 3.25%, 6/15/12	3,975	4,148,433
Wells Fargo & Co. – FDIC Insured 3.00%, 12/09/11	3,068	3,177,270

Total Agencies (cost $19,498,127)		19,925,294

16	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

Company	Principal Amount (000)	U.S. $ Value

CMOS – 2.9%
Non-Agency Floating Rate – 1.0%
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 1.836%, 9/25/45(e)	$516	$256,230
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.751%, 11/25/46(e)	948	401,752
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 0.726%, 2/25/35(e)	1,804	441,357
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 0.436%, 8/25/47(e)	859	391,643
Lehman XS Trust Series 2006-3, Class M1 0.696%, 3/25/36(e)	1,150	6,865
Series 2007-2N, Class M1 0.586%, 2/25/37(e)	1,401	7,444
MLCC Mortgage Investors, Inc. Series 2003-F, Class A1 0.566%, 10/25/28(e)	1,279	1,044,713
Series 2004-A, Class A1 0.476%, 4/25/29(e)	1,058	723,602
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.95%, 2/25/42(c)(e)	1,296	1,212,120
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.476%, 5/25/35(e)	123	84,609
WaMu Mortgage Pass Through Certificates Series 2006-AR11, Class 1A 2.011%, 9/25/46(e)	967	509,865
Series 2006-AR4, Class 1A1B 1.991%, 5/25/46(e)	647	229,129

		5,309,329

Non-Agency Fixed Rate – 0.8%
American Home Mortgage Investment Trust Series 2004-3, Class MF1 5.35%, 10/25/34	1,690	253,429
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36	54	53,307

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	17

PORTFOLIO OF INVESTMENTS

Company	Principal Amount (000)	U.S. $ Value

Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	$753	$675,499
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36	2,980	2,722,154
Structured Asset Securities Corp. Series 2006-RM1, Class AIO 5.00%, 8/25/46(c)(h)	3,104	487,946

		4,192,335

Agency Fixed Rate – 0.8%
Fannie Mae REMIC Series 2005-86, Class WH 5.00%, 11/25/25	1,529	1,554,468
Series 2006-50, Class PA 5.00%, 4/25/27	1,777	1,822,068
Government National Mortgage Association Series 2006-51, Class IO 0.938%, 8/16/46(h)	11,251	520,102

		3,896,638

Non-Agency ARMS – 0.2%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.297%, 2/25/36(d)	1,728	938,243

Agency Floating Rate – 0.1%
Freddie Mac Reference REMIC Series R008, Class FK 0.643%, 7/15/23(e)	625	616,917

Total CMOs (cost $24,492,982)		14,953,462

COMMERCIAL MORTGAGE - BACKED SECURITIES – 2.4%
Non-Agency Fixed Rate CMBS – 1.6%
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	2,550	2,559,515
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	2,030	2,016,290
LB-UBS Commercial Mortgage Trust Series 2003-C5, Class A3 4.254%, 7/15/27	3,428	3,503,121

		8,078,926

18	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

Company	Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.8%
Commercial Mortgage Pass-Through Certificates Series 2007-FL14, Class C 0.543%, 6/15/22(c)(e)	$1,361	$579,573
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.713%, 10/15/21(c)(e)	2,000	868,294
Series 2007-TFLA, Class A2 0.363%, 2/15/22(c)(e)	3,000	1,816,830
Morgan Stanley Capital I Series 2005-XLF, Class G 0.614%, 8/15/19(c)(e)	454	432,892
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.643%, 9/15/21(c)(e)	1,300	333,254
Series 2007-WHL8, Class E 0.643%, 6/15/20(c)(e)	1,000	168,200

		4,199,043

Total Commercial Mortgage-Backed Securities (cost $16,916,613)		12,277,969

INFLATION-LINKED SECURITIES – 2.2%
United States – 2.2%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $11,144,587)	10,582	11,250,494

SHORT-TERM INVESTMENTS – 1.3%
Commercial Paper – 1.1%
Royal Bank of Canada NY 2.25%, 3/15/13	5,817	5,813,356

Time Deposit – 0.2%
State Street Time Deposit 0.01%, 10/01/09	833	832,803

Total Short-Term Investments (cost $6,646,159)		6,646,159

Total Investments – 105.0%
(cost $552,398,566)		537,681,066
Other assets less liabilities—(5.0)%		(25,795,001)

Net Assets – 100.0%		$511,886,065

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	19

PORTFOLIO OF INVESTMENTS

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	540	December 2009	$116,685,678	$117,163,125	$477,447

Sold Contracts
U.S. T-Note 10 Yr Futures	251	December 2009	29,221,258	29,700,359	(479,101)
U.S. T-Note 5 Yr Futures	857	December 2009	98,511,535	99,492,344	(980,809)

					$(982,463)

REVERSE REPURCHASE AGREEMENTS (see Note 3)

Broker	Interest Rate		Maturity	Amount
ING Financial Markets, LLC	-0.02	%*	10/15/09	$4,981,206
Jefferies Group, Inc.	0.00		10/15/09	35,775,000

				$40,756,206

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of this security amounted to $40,929,521.

(b)	When-Issued or delayed delivery security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the aggregate market value of these securities amounted to $20,868,325 or 4.1% of net assets.

(d)	Variable rate coupon, rate shown as of September 30, 2009.

(e)	Floating Rate Security. Stated interest rate was in effect at September 30, 2009.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.0% of net assets as of September 30, 2009, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37	4/4/2007	$13,205	$165	0.0%

(g)	Fair valued.

(h)	IO – Interest Only

*	Interest payment due from counterparty.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2009, the fund’s total exposure to subprime investments was 3.39% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

20	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

Glossary:

ABS – Asset-Backed Securities

ARMS – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

FDIC – Federal Deposit Insurance Corporation

LP – Limited Partnership

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	21

PORTFOLIO OF INVESTMENTS

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2009

Assets
Investments in securities at value	$537,681,066
Cash in bank	1,037,440 (a)
Receivables:
Interest	2,679,978
Investment securities sold	21,314,781
Capital shares sold	4,682,138

Total assets	567,395,403

Liabilities
Reverse repurchase agreements	40,756,206
Payables:
Dividends to shareholders	365,241
Investment securities purchased	10,247,171
Distribution fee	41,508
Transfer Agent fee	8,783
Shareholder servicing fee	34,278
Management fee	168,504
Capital shares redeemed	3,782,516
Margin owed to broker on futures contracts	38,283
Accrued expenses	66,848

Total liabilities	55,509,338

Net Assets	$511,886,065

Cost of investments	$552,398,566

Net Assets Consist of:
Capital stock, at par*	$43,956
Additional paid-in capital	550,572,552
Undistributed net investment income/(excess distributions)	(221,696)
Accumulated net realized loss on investment transactions	(22,808,784)
Unrealized depreciation of investments and futures	(15,699,963)

$511,886,065

(a)	An amount of $1,037,440 has been segregated to collateralize margin requirements for the open futures contracts at September 30, 2009.

*	The Sanford C. Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Assets and Liabilities

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$424,136,996
Shares of capital stock outstanding	36,420,825

Net asset value and offering price per share	$11.65

Short Duration Class A Shares
Net Assets	$53,642,689
Shares of capital stock outstanding	4,605,222

Net asset value and redemption price per share	11.65
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.17

Short Duration Class B Shares
Net Assets	$8,912,952
Shares of capital stock outstanding	765,391

Net asset value and offering price per share	$11.64

Short Duration Class C Shares
Net Assets	$25,193,428
Shares of capital stock outstanding	2,164,156

Net asset value and offering price per share	$11.64

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	23

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

September 30, 2009

Investment Income
Income:
Interest	$16,592,819

Total income		$16,592,819

Expenses:
Management fee (see Note 2A)	2,011,659
Shareholder servicing fee (see Note 2B)	367,414
Custodian fee	143,050
Transfer Agent fee—Non-Retail Class	30,088
Transfer Agent fee—Class A	47,654
Transfer Agent fee—Class B	14,602
Transfer Agent fee—Class C	28,856
Distribution fees—Class A	133,186
Distribution fees—Class B	105,227
Distribution fees—Class C	247,030
Registration fees	94,920
Printing fees	42,287
Auditing and tax fees	39,757
Legal fees	23,274
Directors’ fees and expenses	18,634
Miscellaneous	22,162

Total expenses	3,369,800
Less: expense offset arrangement	(115)

Net expenses		3,369,685

Net investment income		13,223,134

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(3,190,004)
Futures transactions		1,815,319
Swap transactions		316,860

Net realized loss on investment transactions		(1,057,825)

Net change in unrealized appreciation/(depreciation) of investments, futures and swaps		10,016,348

Net realized and unrealized gain on investment transactions		8,958,523

Net Increase in Net Assets Resulting From Operations		$22,181,657

See notes to financial statements.

24	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,223,134	$15,296,148
Net realized loss on investment transactions	(1,057,825)	(6,252,502)
Net change in unrealized appreciation/ (depreciation) of investments	10,016,348	(20,183,105)

Net increase (decrease) in net assets resulting from operations	22,181,657	(11,139,459)
Dividends to Shareholders:
Dividends from net investment income
Short Duration Plus Class	(11,785,183)	(13,724,227)
Class A	(1,269,069)	(1,378,325)
Class B	(226,656)	(282,663)
Class C	(536,346)	(424,477)

Total dividends to shareholders	(13,817,254)	(15,809,692)

Capital-Share Transactions
Net proceeds from sales of shares	348,146,399	252,858,119
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	6,374,657	6,984,934

Total proceeds from shares sold	354,521,056	259,843,053
Cost of shares redeemed	(278,834,335)	(210,332,013)

Increase in net assets from capital-share transactions	75,686,721	49,511,040

Net increase in net assets	84,051,124	22,561,889
Net Assets:
Beginning of period	427,834,941	405,273,052

End of period (a)	$511,886,065	$427,834,941

(a) Includes excess distributions of:	$(221,696)	$(383,599)

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	25

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 12 series each with its own investment objective. The Short Duration Plus Portfolio commenced offering AllianceBernstein Short Duration Class A, Class B and Class C Shares on May 21, 2003 and Class R Shares on February 17, 2004 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). As of February 23, 2005, the Class R shares are no longer offered to shareholders. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the

26	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

In accordance with the provisions set forth in U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	27

Notes to Financial Statements

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2009:

Investments in Securities	Level 1	Level 2	Level 3	Total
Governments - Treasuries	$—	$168,879,397	$—	$168,879,397
Corporates - Investment Grade	—	142,424,214	5,075,112	147,499,326
Mortgage Pass-Thru’s	—	96,578,777	—	96,578,777
Asset-Backed Securities	—	43,424,164	16,246,024	59,670,188
Agencies	—	19,925,294		19,925,294
CMOs	—	4,513,555	10,439,907	14,953,462
Commercial Mortgage-Backed Securities	—	10,328,648	1,949,321	12,277,969
Inflation Linked Securities	—	11,250,494		11,250,494
Short-Term Investments	—	6,646,159		6,646,159

Total Investments in Securities	—	503,970,702	33,710,364	537,681,066
Other Financial Instruments*	(982,463)	—	—	(982,463)

Total	$(982,463)	$503,970,702	$33,710,364	$536,698,603

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporates - Investments Grade	Asset-Backed Securities	CMOs	Commercial Mortgage Backed Securities
Balance as of 9/30/08	$—	$19,655,494	$19,807,946	$7,759,468
Accrued discounts/premiums	—	3,730	(582)	646
Realized gain (loss)	—	(54,494)	(3,560,423)	(4,337,302)
Change in unrealized appreciation/depreciation	(2,499)	(603,132)	602,175	(840,125)
Net purchases (sales)	5,077,611	(2,755,574)	(6,409,209)	(633,366)
Net transfers in and/or out of Level 3	—	—	—	—

Balance as of 9/30/09	$5,075,112	$16,246,024	$10,439,907	$1,949,321

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/09*	$(2,499)	$(1,001,537)	$(1,872,947)	$(2,757,627)

28	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

	Other Financial Instruments*	Total
Balance as of 9/30/08	$29,078	$47,251,986
Accrued discounts/premiums	—	3,794
Realized gain (loss)	305,339	(7,646,880)
Change in unrealized appreciation/depreciation	(29,078)	(872,659)
Net purchases (sales)	(305,339)	(5,025,877)
Net transfers in and/or out of Level 3	—	—

Balance as of 9/30/09	$—	$33,710,364

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/09*	$—	$(5,634,610)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

C. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortizes premiums and accretes discounts as adjustments to interest income.

E. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	29

Notes to Financial Statements

Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

F. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

G. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

H. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sales orders and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected

30	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an investment management fee at an annualized rate of .45% of the first $750 million and .40% of the Portfolios average daily net assets over $750 million. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Agreement

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $42,803 for the year ended September 30, 2009.

For the year ended September 30, 2009, the expenses for the Short Duration Retail Classes were reduced under an expense offset arrangement with ABIS by $115.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee payable by the Plus Class shares for services under this agreement is at an annual rate of .10 of 1% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class shares of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	31

Notes to Financial Statements

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $143,909 and $747,269 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $10,182 from the sales of Class A shares and received $412, $22,486, and $4,627 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2009.

32	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the period from October 1, 2008 through September 30, 2009, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$252,215,804	$142,860,901
U.S. government securities	670,919,108	626,725,809

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$552,568,730

Gross unrealized appreciation	$8,075,887
Gross unrealized depreciation	(22,963,551)

Net unrealized depreciation	$(14,887,664)

B. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	33

Notes to Financial Statements

potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Swap Agreements

The Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

34	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

At September 30, 2009, the Portfolio had entered into the following derivatives:

	Asset Derivatives				Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value			Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts					Margin owed to broker on futures contracts	$982,463	*

Total		$	– 0	–		$982,463

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts as reported in portfolio of investments.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	35

Notes to Financial Statements

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/(depreciation) of futures contracts	$1,815,319	$(1,251,787)

Interest rate swap contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/(depreciation) of swap contracts	316,860	(29,078)

Total		$2,132,179	$(1,280,865)

For the year ended September 30, 2009, the average monthly original value for futures contracts was $54,063,958 and average monthly notional amount of interest rate swaps was $2,150,000.

C. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio’s simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolio are compensated by “fee income”, which is received when the

36	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended September 30, 2009, the Portfolio had no transactions in dollar rolls.

E. Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2009, the average amount of reverse repurchase agreements outstanding for the Portfolio was $10,610,513 and the daily weighted average annualized interest rate was (0.15)%. During the period, the Portfolio received net interest payment from counterparties.

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2009 and September 30, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$13,817,254	$15,809,692

Total distributions paid	$13,817,254	$15,809,692

As of September 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Ordinary income	$143,545
Accumulated capital and other gains (losses)(a)	(23,621,083)
Unrealized appreciation/(depreciation)(b)	(14,887,664)

Total accumulated earnings/(deficit)(c)	$(38,365,202)

(a)

On September 30, 2009 the Portfolio had a net capital loss carry forward of $3,594,854 which expires in the year 2013, $6,491,604 which expires in the year 2014, $4,022,522 which expires in the year 2015, $920,045 which expires in the year 2016, and $5,807,512 which expires in the year 2017. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended September 30, 2009, the Fund deferred to October 1, 2009 post October capital losses of $2,213,694.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, straddles and swap income (loss) accrual.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	37

Notes to Financial Statements

(c)	The difference between the book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to current year dividends payable and post October loss deferrals.

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

38	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

NOTE 6.

Capital-Share Transactions

The Fund has authorized 9 billion shares of common stock, par value $0.001 per share, of which, at September 30, 2009, 8.7 billion are divided into 12 Portfolios. It has allocated 1 billion shares to the Portfolio, divided evenly into the five classes (including Class R shares which are not currently being offered). Share transactions for the years ended September 30, 2009 and September 30, 2008 were as follows:

	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Short Duration Plus Class Shares
Shares sold	24,658,313	18,233,851	$280,996,647	$215,677,463

Shares issued to shareholders on reinvestment of dividends	404,163	436,637	4,592,875	5,197,069

Shares redeemed	(20,884,914)	(14,145,604)	(237,524,464)	(168,009,011)

Net increase	4,177,562	4,524,884	48,065,058	52,865,521

Beginning of period	32,243,263	27,718,379	406,396,039	353,530,518

End of period	36,420,825	32,243,263	$454,461,097	$406,396,039

Short Duration Plus Class A Shares
Shares sold	3,105,121	1,890,920	$35,284,027	$22,774,680

Shares issued to shareholders on reinvestment of dividends	99,964	100,410	1,137,818	1,199,957

Shares converted from Class B	222,752	107,975	2,556,007	1,286,271

Shares redeemed	(1,719,891)	(2,505,639)	(19,478,973)	(29,919,405)

Net increase (decrease)	1,707,946	(406,334)	19,498,879	(4,658,497)

Beginning of period	2,897,276	3,303,610	38,706,425	43,364,922

End of period	4,605,222	2,897,276	$58,205,304	$38,706,425

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	39

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Short Duration Plus Class B Shares
Shares sold	632,858	403,547	$7,166,342	$4,784,389

Shares issued to shareholders on reinvestment of dividends	16,163	19,132	183,557	228,776

Shares converted to Class A	(222,793)	(108,015)	(2,556,007)	(1,286,271)

Shares redeemed	(457,486)	(399,663)	(5,198,715)	(4,774,542)

Net decrease	(31,258)	(84,999)	(404,823)	(1,047,648)

Beginning of period	796,649	881,648	11,271,796	12,319,444

End of period	765,391	796,649	$10,866,973	$11,271,796

Short Duration Plus Class C Shares
Shares sold	1,948,852	709,031	$22,143,376	$8,335,316

Shares issued to shareholders on reinvestment of dividends	40,527	30,088	460,407	359,132

Shares redeemed	(1,237,974)	(533,758)	(14,076,176)	(6,342,784)

Net increase	751,405	205,361	8,527,607	2,351,664

Beginning of period	1,412,751	1,207,390	18,555,309	16,203,645

End of period	2,164,156	1,412,751	$27,082,916	$18,555,309

NOTE 7.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and

40	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 8.

Subsequent Events

In accordance with U.S. GAAP disclosure requirements on subsequent events, management has evaluated events for possible recognition or disclosure in the financial statements through November 25, 2009, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	41

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 11.46	$ 12.24	$ 12.31	$ 12.39	$ 12.67

Income from investment operations:
Investment income, net†	0.31	0.43	0.51	0.45	0.33
Net realized and unrealized gain (loss) on investment transactions	0.21	(0.77)	(0.05)	(0.06)	(0.24)

Total from investment operations	0.52	(0.34)	0.46	0.39	0.09

Less: Dividends and Distributions:
Dividends from taxable net investment income	(0.33)	(0.44)	(0.53)	(0.47)	(0.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)

Total dividends and distributions	(0.33)	(0.44)	(0.53)	(0.47)	(0.37)

Net asset value, end of period	$ 11.65	$ 11.46	$ 12.24	$ 12.31	$ 12.39

Total Return(a)	4.61%	(2.83	)%*	3.80%	3.23%	0.77%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$53,643	$33,197	$40,444	$37,595	$42,602
Average net assets (000 omitted)	$44,395	$36,957	$37,096	$38,239	$50,872
Ratio of expenses to average net assets	0.99%	0.96%	0.98%	1.03	%(b)	1.02%
Ratio of net investment income to average net assets	2.72%	3.60%	4.21%	3.63	%(b)	2.61%
Portfolio turnover rate	176%	116%	127%	157%	220%

See Footnote summary on page 44.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 11.45	$ 12.24	$ 12.31	$ 12.39	$ 12.67

Income from investment operations:
Investment income, net†	0.23	0.34	0.43	0.36	0.24
Net realized and unrealized gain (loss) on investment transactions	0.20	(0.77)	(0.06)	(0.05)	(0.24)

Total from investment operations	0.43	(0.43)	0.37	0.31	– 0	–

Less: Dividends and Distributions
Dividends from taxable net investment income	(0.24)	(0.36)	(0.44)	(0.39)	(0.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)

Total dividends and distributions	(0.24)	(0.36)	(0.44)	(0.39)	(0.28)

Net asset value, end of period	$ 11.64	$ 11.45	$ 12.24	$ 12.31	$ 12.39

Total Return(a)	3.86%	(3.59	)%*	3.09%	2.55%	0.05%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$8,913	$9,125	$10,791	$16,899	$27,964
Average net assets (000 omitted)	$10,523	$9,304	$13,539	$22,110	$36,245
Ratio of expenses to average net assets	1.72%	1.66%	1.68%	1.73	%(b)	1.72%
Ratio of net investment income to average net assets	2.02%	2.91%	3.48%	2.91	%(b)	1.90%
Portfolio turnover rate	176%	116%	127%	157%	220%

See Footnote summary on page 44.

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 11.45	$ 12.23	$ 12.30	$ 12.38	$ 12.66

Income from investment operations
Investment income, net†	0.24	0.34	0.43	0.36	0.24
Net realized and unrealized gain (loss) on investment transactions	0.20	(0.76)	(0.06)	(0.05)	(0.24)

Total from investment operations	0.44	(0.42)	0.37	0.31	– 0	–

Less: Dividends and Distributions:
Dividends from taxable net investment income	(0.25)	(0.36)	(0.44)	(0.39)	(0.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)

Total dividends and distributions	(0.25)	(0.36)	(0.44)	(0.39)	(0.28)

Net asset value, end of period	$ 11.64	$ 11.45	$ 12.23	$ 12.30	$ 12.38

Total return(a)	3.88%	(3.52	)%*	3.09%	2.54%	0.05%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$25,193	$16,176	$14,772	$18,923	$24,096
Average net assets (000 omitted)	$24,703	$14,051	$15,989	$20,279	$31,428
Ratio of expenses to average net assets	1.70%	1.66%	1.69%	1.74	%(b)	1.72%
Ratio of net investment income to average net assets	2.04%	2.89%	3.49%	2.93	%(b)	1.90%
Portfolio turnover rate	176%	116%	127%	157%	220%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2008 by 0.05%.

†	Based on average shares outstanding.

(a)	Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

44	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein Short Duration Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Plus Portfolio (one of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Short Duration Retail Classes for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 25, 2009

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	45

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

94.7% of the ordinary income dividends paid by the Fund during the fiscal year ended September 30, 2009 qualify as “interest related dividends” for non-U.S. shareholders.

46	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Tax Information

BOARD OF DIRECTORS

Thomas B. Stiles, II(1), Chairman

Marilyn G. Fedak, President

Irwin Engelman(1)(2)(3)

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)

Rosalie J. Wolf(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Nominating, Governance and Compensation Committee.

†	For the AllianceBernstein Short Duration Portfolio, Classes A, B and C shares only.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	47

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marilyn G. Fedak,** 1345 Avenue of the Americas New York, NY 10105 62 (2007)	Vice Chair of Investment Service for the Adviser, with which she has been associated since prior to 2004.	12	None

DISINTERESTED DIRECTORS***
Thomas B. Stiles, II, # 69 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	12	Cedar Lawn Corporation

Irwin Engelman, # ^ + 75 (2000)	Business Consultant. Formerly, he was Executive Vice President and Chief Financial Officer of YouthStream Media Networks; Vice Chairman and Chief Administrative Officer of Revlon, Inc. and Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. since prior to 2004.	12	WellGen, Inc. and eMagin Corporation

48	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Bart Friedman, # + 64 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2004.	12	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy and Allied World Assurance Holdings

William Kristol, # + 56 (1994)	Editor, The Weekly Standard since prior to 2004. He is also a Fox News Contributor.	12	Manhattan Institute; John M Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation and the Institute for the Study of War

Donald K. Peterson, # 60 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	12	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America and Committee for Economic Development

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	49

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Rosalie J. Wolf, # + 68 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer, The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust and Mobil Oil Corporation.	12	TIAA-CREF and North European Oil Royalty Trust

*	There is no stated term of office for the Directors.

**	Ms. Fedak is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

+	Member of the Nominating, Governance and Compensation Committee.

50	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marilyn G. Fedak, 62	President	See biography above.

Philip L. Kirstein, 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Emilie D. Wrapp, 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2003.

Joseph J. Mantineo, 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	51

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s evaluation was completed on October 8, 2009.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

52	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio Short Duration California Municipal Portfolio Short Duration Diversified Municipal Portfolio Short Duration New York Municipal Portfolio	On the balance	0.400%

Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
New York Municipal Portfolio	Next $2 billion	0.400%
	On the balance	0.350%

3	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. U.S. Government Short Duration Portfolio, Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	53

The Portfolios’ net assets on September 30, 2009 and 2008 are set forth below:

Portfolio	09/30/09 Net Assets ($MM)	09/30/08 Net Assets ($MM)
Tax-Managed International Portfolio	$5,293.7	$6,043.5
International Portfolio	$2,397.3	$2,841.3
Emerging Markets Portfolio	$1,948.5	$1,953.6
U.S. Government Short Duration Portfolio	$172.8	$115.4
Short Duration Plus Portfolio	$511.5	$425.9
Intermediate Duration Portfolio	$5,005.5	$4,892.8
Short Duration California Municipal Portfolio	$109.1	$141.4
Short Duration Diversified Municipal Portfolio	$433.3	$330.8
Short Duration New York Municipal Portfolio	$235.4	$162.5
California Municipal Portfolio	$1,216.8	$1,419.2
Diversified Municipal Portfolio	$5,098.2	$5,163.4
New York Municipal Portfolio	$1,794.8	$1,889.2

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2009 net assets:

	Effective Advisory Fees October 2004 vs. September 30, 2009
Portfolio	As of October 2004	As of September 2009	Difference
Tax-Managed International Portfolio[4]	0.913%	0.852%	0.061%
International Portfolio[5]	0.942%	0.881%	0.061%
Emerging Markets Portfolio	1.189%	1.114%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio[6]	0.460%	0.440%	0.020%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.491%	0.491%	0.000%
Diversified Municipal Portfolio[7]	0.460%	0.439%	0.021%
New York Municipal Portfolio	0.478%	0.478%	0.000%
4	Since September 30, 2008 Tax-Managed International Portfolio lost breakpoint at $6 billion level.

5	Since September 30, 2008 Emerging Markets Portfolio lost breakpoint at $2 billion.

6	Since September 30, 2008 Intermediate Duration Portfolio lost breakpoint at $5 billion level.

7	Since September 30, 2008 Diversified Municipal Portfolio lost breakpoint at $5 billion level.

54	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Set forth below are the Portfolios’ total expense ratios for the most recent semi-annual period ended March 31, 2009. It should be noted that the annual and semi-annual total expense ratios set forth below are an average of the Portfolios’ daily total expense ratios:

Portfolio	Total Expense Ratio 10/1/08-3/31/09[8]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.20 1.56 2.31 2.27	% % % %

International Portfolio	Private Client Class A Class B Class C	1.24 1.60 2.38 2.32	% % % %

Emerging Markets Portfolio	Private Client	1.68%

U.S. Government Short Duration Portfolio	Private Client	0.66%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.64 0.98 1.71 1.69	% % % %

Intermediate Duration Portfolio	Private Client	0.58%

Short Duration California Municipal Portfolio	Private Client	0.67%

Short Duration Diversified Municipal Portfolio	Private Client	0.62%

Short Duration New York Municipal Portfolio	Private Client	0.65%

California Municipal Portfolio	Private Client Class A Class B Class C	0.62 0.90 1.62 1.61	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.57 0.85 1.58 1.56	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.89 1.61 1.60	% % % %

8	Annualized.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	55

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.9 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the

9	The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

56	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2009 net assets.

Portfolio	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$5,293.7	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.405%	0.852%

International Portfolio	$2,397.3	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.412%	0.881%

Emerging Markets Portfolio	$1,948.5	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.805%	1.114%

U.S. Government Short Duration Portfolio[10]	$172.8	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.191%	0.450%

Short Duration Plus Portfolio	$511.5	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.150%	0.450%

Intermediate Duration Portfolio	$5,005.5	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.440%

10	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	57

Portfolio	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration California Municipal Portfolio	$109.1	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.214%	0.450%

Short Duration Diversified Municipal Portfolio	$433.3	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.156%	0.450%

Short Duration New York Municipal Portfolio	$235.4	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.180%	0.450%

California Municipal Portfolio	$1,216.8	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.195%	0.491%

Diversified Municipal Portfolio	$5,098.2	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.438%

New York Municipal Portfolio	$1,794.8	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.478%

58	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolios and the fee charged to the corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.11 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective advisory fees of the Portfolios had the AMBF fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2009 net assets.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.694%	0.852%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.754%	0.881%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.114%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[12]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.475%	0.440%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

11	Group peers selected by Lipper from the 2009 Lipper 15(c) Report. See pages 20-24 for additional information regarding Lipper.

12	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter and has an expense cap of 0.45%.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	59

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.491%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.424%	0.438%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[13]
Emerging Markets Portfolio	Emerging Markets Value
	Class A	1.70%
	Class I (Institutional)	0.90%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	ITM Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F/FB14	0.800%
	AllianceBernstein Emerging Markets Growth Equity Fund[14]	0.800%

13	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

14	The ITM fund is privately placed or institutional.

60	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	ITM Mutual Fund	ITM Fee
	AllianceBernstein Emerging Markets Growth Equity Fund F14	0.800%
	AllianceBernstein Emerging Markets Growth Stock Fund A/B14	0.900%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolio’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2009 net assets:15

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio	Client #1	AB Sub-advised Fee Schedule 0.65% on first $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.331%	0.881%

Client #1 Adviser Fee Schedule

  Advisory Fee

    0.90% on first $250 million

    0.875% on next $250 million

    0.85% on next $250 million

    0.825% on next $250 million

    0.80% on next $1 billion

    0.775% thereafter

*Plus Performance Fee

[Lipper International Funds Index]

of +/- 0.12%

Administrative Fee

    Between 0.08% and 0.05%

    depending on the fund’s asset size.

    Fee in 2008 was 0.07%.

			0.822%[17]

15	In all cases the sub-adviser, AllianceBernstein, is paid by the sub-advised funds’ advisers.

16	The effective fee of each sub-advised fund’s adviser does not include the administrative fee charged to the fund.

17	The effective fee does not include a performance fee.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	61

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)	Client #2	AB Sub-advised Fee Schedule 0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter *Aggregated with other special equity portfolios	0.544%	0.881%

		Client #2 Adviser Fee Schedule Advisory Fee 0.85% on first $750 million 0.80% on next $1 billion 0.775% on next $3 billion 0.75% on next $5 billion 0.725% thereafter Administrative Fee $35,000 plus Complex Fee of 0.15% on first $15 billion 0.125% on next $15 billion 0.10% on the balance	0.809%

	Client #3	AB Sub-advised Fee Schedule 0.50% on first $100 million 0.46% on next $300 million 0.41% thereafter *Both Client #3 and Client #4 assets aggregated	0.420%	0.881%

		Client #3 Adviser Fee Schedule Advisory Fee 0.90% of average daily net assets Administrative Fee Actual Fee in 2008 0.30% for Class A shares	0.900%

	Client #4	AB Sub-advised Fee Schedule 0.50% on first $100 million 0.46% on next $300 million 0.41% thereafter *Both Client #3 and Client #4 assets aggregated	0.420%	0.881%

62	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)		Client #4 Adviser Fee Schedule Advisory Fee 1.00% of average daily net assets Administrative Fee Actual Fee in 2008 0.2443% for Class A shares	1.000%

	Client #5	AB Sub-advised Fee Schedule 0.72% on first $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% thereafter	0.375%	0.881%

		Client #5 Fee Schedule Advisory Fee 0.85% of average daily net assets Administrative Fee Complex Fee 0.26% on first $1 billion 0.19% on next $2 billion 0.15% on next $1 billion 0.08% on next $1 billion 0.05% on next $5 billion 0.03% on next $2 billion 0.02% thereafter	0.850%

	Client #6	AB Sub-advised Fee Schedule Base fee 0.22% on first $1 billion 0.18% on next $1.5 billion 0.16% thereafter *Plus performance fee (v. ACWI ex US)	0.197%[17]	0.881%

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	63

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)		Client #6 Adviser Fee Schedule Advisory Fee Fee Schedule not available but actual advisory fee rate in 2008 was 0.42%. Administrative Fee Fee Schedule not available but actual advisory fee rate in 2008 was 0.01%.	0.420%

	Client #7	AB Sub-advised Fee Schedule 0.30% of average daily net assets	0.300%	0.881%

		Client #7 Adviser Fee Schedule Advisory Fee 0.505% of average daily net assets	0.505%
		Administrative Fee 0.45% of average daily net assets

	Client #8	AB Sub-advised Fee Schedule 0.60% on first $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter	0.267%	0.881%

		Client #8 Adviser Fee Schedule Advisory Fee 0.70% of average daily net assets Administrative Fee 0.05% of average daily net assets	0.700%

	Client #9	AB Sub-advised Fee Schedule 0.45% on first $200 million 0.36% on next $300 million 0.32% thereafter	0.336%	0.881%

64	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)		Client #9 Adviser Fee Schedule Advisory Fee 0.88% on first $200 million 0.81% on next $300 million 0.77% thereafter Administrative Fee 0.02% of average daily net assets	0.784%

Emerging Markets Portfolio	Client #10	AB Sub-advised Fee Schedule 1.00% on first $25 million 0.90% on next $25 million 0.75% thereafter *for accounts less than $65MM, 0.900%	0.774%	1.114%

		Client #10 Adviser Fee Schedule Advisory Fee 0.94% of average daily net assets Administrative Fee Between 0.004% and 0.02% of average daily net assets.	0.940%

	Client #11	AB Sub-advised Fee Schedule 0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.468%	1.114%

		Client #11 Adviser Fee Schedule Advisory Fee 1.15% of average daily net assets Administrative Fee 0.05% of average daily net assets	1.150%

	Client #12	AB Sub-advised Fee Schedule 0.425% of average daily net assets	0.425%	1.114%

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	65

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)		Client #12 Adviser Fee Schedule Advisory Fee 1.05% of average daily net assets Administrative Fee 0.65% of average daily net assets	1.050%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)18 at the approximate current asset level of the subject Portfolio. 19

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the

18	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

19	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

66	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolios’ EGs to include peers with a different load type,20 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”)21 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[22]	0.861	0.780	13/17
International Portfolio[22]	0.887	0.812	12/18
Emerging Markets Portfolio	1.126	1.200	6/15
U.S. Government Short Duration Portfolio	0.450	0.480	5/18
Short Duration Plus Portfolio	0.450	0.455	8/18
Intermediate Duration Portfolio	0.444	0.448	9/18
Short Duration California Municipal Portfolio[22]	0.450	0.490	4/10
Short Duration Diversified Municipal Portfolio	0.450	0.478	6/17
Short Duration New York Municipal Portfolio[22]	0.450	0.464	4/10
California Municipal Portfolio22,[23]	0.493	0.563	6/18
Diversified Municipal Portfolio[22]	0.435	0.442	8/12
New York Municipal Portfolio[22,23]	0.479	0.554	6/18

20	The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load. It should be noted that the expansion of the Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

21	Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

22	The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper at the request of the Senior Officer and the Adviser.

23	Note that one of the Portfolio’s peers is excluded in the contractual management fee rankings because Lipper is unable to calculate the peer’s contractual management fee due to the peer’s gross income component.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	67

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[24]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[25]	1.122	1.122	9/17	1.258	110/333
International Portfolio[25]	1.183	1.173	11/18	1.258	134/333
Emerging Markets Portfolio	1.512	1.612	5/15	1.581	72/165
U.S. Government Short Duration Portfolio	0.731	0.743	8/18	0.734	28/56
Short Duration Plus Portfolio	0.646	0.687	5/18	0.694	44/112
Intermediate Duration Portfolio	0.567	0.751	2/18	0.742	82/289
Short Duration California Municipal Portfolio[25]	0.694	0.735	4/10	0.744	6/16
Short Duration Diversified Municipal Portfolio	0.636	0.616	10/17	0.598	22/35
Short Duration New York Municipal Portfolio[25]	0.668	0.735	4/10	0.744	5/16
California Municipal Portfolio[25]	0.617	0.750	5/19	0.700	38/111
Diversified Municipal Portfolio[25]	0.567	0.591	6/12	0.679	32/104
New York Municipal Portfolio[25]	0.607	0.733	5/19	0.700	34/111

Based on this analysis, except for Tax-Managed International Portfolio and International Portfolio, the Portfolios have a lower contractual management fee than each of their respective EG medians. Except for International Portfolio and Short Duration Diversified Portfolio, which have a higher total expense ratio compared to each of their respective EG median, and Tax-Managed International Portfolio, which has a total expense ratio equal to its EG median, the Portfolios have a lower total expense ratio compared to each of their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio.

24	The total expense ratio information is for the Private Client Class shares as of September 30, 2008.

25	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

68	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s finance areas provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Short Duration California Municipal, the Adviser’s profitability, excluding administrating and servicing fees (A&S), decreased for the Portfolios during calendar year 2008, relative to 2007.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges each Fixed-Income Portfolio26 an annual fee of 0.10% of each such Portfolio’s average daily assets and each Equity Portfolio27 an annual fee of 0.25% of each such Portfolio’s average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:28

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$20,833,302
International Portfolio	$9,571,214
Emerging Markets Portfolio	$7,193,834
U.S. Government Short Duration Portfolio	$94,678
Short Duration Plus Portfolio	$342,890
Intermediate Duration Portfolio	$5,220,966
Short Duration California Municipal Portfolio	$106,703
Short Duration Diversified Municipal Portfolio	$277,346
Short Duration New York Municipal Portfolio	$132,487
California Municipal Portfolio	$1,414,368
Diversified Municipal Portfolio	$5,052,989
New York Municipal Portfolio	$1,828,068

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business

26	The Fixed-Income Portfolios include U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio.

27	The Equity Portfolios include Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio.

28	Pertains to the fiscal year ended September 30, 2008. At the time the evaluation was completed, information for the Fund’s fiscal year ending September 30, 2009 was unavailable.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	69

opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

	Retail Classes Net Assets 09/30/09 ($MM)
Portfolio	Class A	Class B	Class C	Total Retail	Retail Classes Net Assets as % of Total Net Assets
Tax-Managed International Portfolio	$3.9	$0.4	$1.7	$5.3	0.11%
International Portfolio	$20.1	$2.0	$10.5	$32.6	1.36%
Short Duration Plus Portfolio	$53.3	$9.3	$25.2	$87.8	17.17%
California Municipal Portfolio	$41.0	$1.9	$18.7	$61.7	5.07%
Diversified Municipal Portfolio	$113.5	$3.7	$46.0	$163.3	3.20%
New York Municipal Portfolio	$66.9	$3.9	$30.9	$101.7	5.67%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19 million for distribution services and educational support (revenue sharing payments).

70	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:28

Portfolio	Amount Received
Tax-Managed International Portfolio	$725
International Portfolio	$3,353
Short Duration Plus Portfolio	$1,116
California Municipal Portfolio	$1,625
Diversified Municipal Portfolio	$2,370
New York Municipal Portfolio	$4,918

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:28

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$66,685	$752
International Portfolio	$429,807	$19,882
Short Duration Plus Portfolio	$344,414	$16,656
California Municipal Portfolio	$337,801	$2,376
Diversified Municipal Portfolio	$629,874	$8,206
New York Municipal Portfolio	$439,360	$4,270

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2008 in comparison to 2007. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios: 28,29

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio[30]	$11,527	$343
International Portfolio	$43,159	$2,823
Short Duration Plus Portfolio	$29,907	$1,745
California Municipal Portfolio	$18,000	$513
Diversified Municipal Portfolio	$22,206	$1,183
New York Municipal Portfolio	$18,000	$908

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K.

[29]

The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

[30]	With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $6,473.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	71

affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,31 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli32 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $482 billion as of August 31, 2009, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

31	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

32	The Deli study was originally published in 2002 based on 1997 data.

72	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios33 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)34 for the periods ended June 30, 2009.35 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 year	-40.11	-35.42	-30.83	8/9	229/234
3 year	-12.69	-8.98	-6.71	8/9	198/200
5 year	-0.52	2.30	3.08	8/9	170/173
10 year	2.23	2.23	2.13	5/9	45/100

International Portfolio
1 year	-40.14	-35.42	-30.83	8/9	230/234
3 year	-12.38	-8.98	-6.71	8/9	195/200
5 year	-0.24	2.15	3.08	7/8	167/173
10 year	2.47	2.57	2.13	5/8	41/100

Emerging Markets Portfolio
1 year	-32.44	-31.21	-29.33	10/15	144/225
3 year	0.76	1.81	2.71	10/15	108/159
5 year	15.63	14.58	14.67	5/14	36/127
10 year	12.34	10.64	10.60	3/13	22/76

U.S. Government Short Duration Portfolio
1 year	4.12	5.59	5.06	15/18	49/66
3 year	5.14	5.80	5.78	16/18	44/60
5 year	4.04	4.58	4.46	17/18	45/58
10 year	4.74	4.95	4.93	11/13	31/43

Short Duration Plus Portfolio
1 year	1.68	2.99	1.85	13/18	98/183
3 year	2.69	4.48	3.60	14/17	91/158
5 year	2.63	3.75	3.47	15/17	82/130
10 year	4.08	4.59	4.65	11/12	58/72

33	The gross performance returns are for the Private Client class shares of the Portfolios and were provided by Lipper.

34	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

35	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	73

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Duration Portfolio
1 year	3.48	1.32	4.26	6/18	242/413
3 year	5.12	3.58	5.55	6/18	182/332
5 year	4.51	3.57	4.71	4/15	155/278
10 year	5.39	5.39	5.95	6/11	128/159

Short Duration California Municipal Portfolio
1 year	3.99	4.13	4.06	5/7	8/14
3 year	4.19	4.19	4.41	4/7	6/9
5 year	3.37	3.85	3.85	5/5	7/7
10 year	3.56	4.32	4.34	3/3	5/5

Short Duration Diversified Municipal Portfolio
1 year	3.88	4.55	4.08	11/17	28/46
3 year	4.15	4.40	4.16	11/17	21/40
5 year	3.45	3.51	3.42	9/15	18/38
10 year	3.75	3.78	3.97	6/10	12/18

Short Duration New York Municipal Portfolio
1 year	3.94	5.02	5.02	4/4	7/8
3 year	4.17	4.60	4.60	3/3	6/7
5 year	3.47	3.69	3.69	3/3	7/7
10 year	3.65	4.25	4.25	3/3	7/7

California Municipal Portfolio
1 year	3.43	3.10	2.98	3/6	11/26
3 year	4.15	3.92	3.84	3/6	9/25
5 year	3.76	3.79	3.75	4/6	10/25
10 year	4.41	4.76	4.67	5/5	15/16

Diversified Municipal Portfolio
1 year	5.07	4.01	4.66	2/10	40/105
3 year	4.75	4.07	4.49	3/9	31/97
5 year	4.06	4.06	4.04	5/9	37/84
10 year	4.73	4.72	4.82	3/6	34/54

New York Municipal Portfolio
1 year	4.94	4.13	4.96	3/7	12/18
3 year	4.73	4.37	4.73	2/7	9/17
5 year	4.12	4.00	4.13	2/7	10/17
10 year	4.73	4.83	5.01	3/4	10/12

74	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)36 versus their benchmarks.37

	Periods Ending June 30, 2009 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-40.78	-13.67	-1.66	1.02	5.53
MSCI EAFE Index	-31.35	-7.98	2.31	1.18	5.14
Inception Date: June 22,1992

International Portfolio	-40.86	-13.41	-1.43	1.23	1.32
MSCI EAFE Index	-31.35	-7.98	2.31	1.18	1.01
Inception Date: April 30, 1999

Emerging Markets Portfolio	-33.45	-0.76	13.83	10.51	7.60
MSCI Emerging Markets Index	-28.07	2.95	14.72	8.74	6.36
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	3.37	4.34	3.25	3.95	5.15
Merrill Lynch 1-3 Year Treasury Index	4.39	5.58	4.07	4.59	5.88
Inception Date: January 3, 1989

Short Duration Plus Portfolio	1.03	2.02	1.95	3.39	5.06
Merrill Lynch 1-3 Year Treasury Index	4.39	5.58	4.07	4.59	5.87
Inception Date: December 12, 1988

Intermediate Duration Portfolio	2.93	4.53	3.91	4.77	6.48
Barclays U.S. Aggregate Bond Index	6.05	6.43	5.01	5.98	7.31
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	3.27	3.46	2.60	2.77	3.16
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	3.22	3.48	2.76	3.04	3.39
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	3.32	3.49	2.77	2.91	3.23
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

36	The performance returns and risk measures shown in the table are for the Private Client Class shares of the Portfolios and were provided by the Adviser.

37	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2009.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	75

	Periods Ending June 30, 2009 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
California Municipal Portfolio	2.80	3.51	3.11	3.74	4.79
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.58
Inception Date: August 6, 1990

Diversified Municipal Portfolio	4.48	4.15	3.46	4.09	5.13
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.74
Inception Date: January 9, 1989

New York Municipal Portfolio	4.29	4.08	3.48	4.07	5.16
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.74
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 09, 2009

76	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

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2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
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We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	77

AllianceBernstein Family of Funds

NOTES

78	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	79

NOTES

80	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0151-0909

ANNUAL REPORT

AllianceBernstein Intermediate Municipal Portfolios

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

September 30, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 16, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Intermediate Municipal Portfolios: California, Diversified and New York (the “Portfolios”) for the annual reporting period ended September 30, 2009.

Investment Objectives and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Portfolio, California state taxes and, in the case of the Intermediate New York Portfolio, New York state and local taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the California and New York portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by nationally recognized statistical rating organizations (“NRSROs”) and comparably rated municipal notes. The Intermediate California Portfolio and Intermediate New York Portfolio each may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in AllianceBernstein’s (the “Adviser”) opinion, these securities will enhance the after-tax return for California investors and New York investors, respectively. The Intermediate

Diversified Portfolio may invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in AllianceBernstein’s opinion, these securities will enhance the after-tax return for investors. The Intermediate Diversified Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions. Within these guidelines, the Portfolios’ Municipal Bond Investment Team (the “Team”) seeks to add value through sector, security and maturity selection, emphasizing investment in bonds that are determined to be both safe and undervalued. Each Portfolio is non-diversified, meaning it can invest more of its assets in a fewer number of issuers. Each Portfolio also may invest in below-investment grade fixed-income securities; forward commitments; certain types of mortgage related securities; zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and derivatives, such as options, futures, forwards and swaps.

Investment Results

The tables on pages 5–7 show performance for each Portfolio compared to its national benchmark, the Barclays Capital 5-Year General Obligation Municipal Index, for the six- and 12-month periods ended September 30, 2009. Performance for the Portfolios’ peer groups, as represented by the Lipper California Intermediate

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

Municipal Debt Funds Average, the Lipper Intermediate Municipal Debt Funds Average and the Lipper New York Intermediate Debt Funds Average (collectively, the “Lipper Averages”), has also been included. Funds in the Lipper Averages have generally similar investment objectives to the Portfolios, although some may have different investment policies and sales and management fees.

The Portfolios all had positive absolute returns, but underperformed their benchmarks and their Lipper peer groups for the 12-month period ended September 30, 2009, before sales charges. For the six-month period ended September 30, 2009, before sales charges, the Portfolios all had positive absolute returns and Class A shares outperformed their benchmarks but underperformed their Lipper peer groups.

The 12-month period ended September 30, 2009, was an incredibly volatile period in all financial markets, and the municipal market was no exception. In response to the collapse in the equity and housing markets, the US Federal Reserve aggressively lowered short-term interest rates. After a brief but sharp sell-off in October, high-grade municipal bonds rallied sharply. Short-term, AAA- rated municipal yields ended the 12-month reporting period 1.8% lower, while intermediate yields and long-term yields were 1.7% and 1.4% lower, respectively. As a result, the absolute returns of investment-grade municipal bonds were positive across the maturity spectrum—and the longer the average maturity of the portfolio, the higher the return. In addition, because short-term yields fell the most, followed by intermediate- and then long-term yields, portfolios with a concentrated or “bullet” maturity structure outperformed portfolios with laddered or “barbelled” maturity structures.

While high-grade municipal bonds rallied sharply over the 12-month period as investors sought safety, the rally in lower-rated bonds was muted by comparison. For example, the extra yield available for buying Puerto Rico general obligation (GO) bonds (Baa3/BBB-) versus a AAA- rated municipal bond stands at 2.4% today, but it had been 1.5% prior to Lehman Brothers’ bankruptcy in 2008. And, while lower-rated bonds had significantly lower returns, they were also more volatile. During the first quarter of 2009, the extra yield available on Puerto Rico GOs reached 4% as investors pondered the prospects of an economic depression and the implications for the budgets of state and local governments, especially for lower-rated credits like Puerto Rico. As the threat of a depression faded during the spring and summer, lower-rated bonds rallied from their lows, but still underperformed high grades over the 12-month period ended September 30, 2009.

Market Review and Investment Strategy

For the six- and 12-month periods ended September 30, 2009, underperformance versus the benchmarks and peer groups was disappointing and can largely be explained by the Portfolios’ maturity selection in both

2	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

instances. With respect to the Portfolios’ benchmark, which consists of GO bonds with maturities of greater than four years but less than six years, the Portfolios had more exposure to shorter- and longer-term bonds, which hurt relative performance. The Portfolios’ over average maturities by approximately two years compared to the peer groups significantly limited the performance of the Portfolios.

As 2009 unfolded, the Team sought to reduce the holdings of AAA-rated bonds in favor of more AA- and A-rated bonds. By historical standards, the extra yield for modestly reducing credit quality was very high; and while it has narrowed since last spring, it remains high. Furthermore, the Team’s research indicates that certain municipal ratings are systematically too low, given the issuers’ financial stability. Special tax bonds, backed by broad-based sales, income or transportation taxes, should merit ratings of AA and AAA, while those special tax bonds with a more limited tax pledge or geographic area are between A and AA. Water and sewer bonds and retail electric distribution systems should be rated higher too, in the Team’s opinion. Yet, in all these circumstances, the Team has identified credits with lower ratings, and the Portfolios looked to buy the credits. Eventually, the Team believes the market and the rating agencies will recognize the financial stability of these issuers and their prices and ratings will move up. In the meantime, the Portfolios can earn the extra income they provide while still providing a relatively stable portfolio.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Prior to October 1, 2009 the maximum front-end sales charge for Class A shares of the Portfolio was 4.25%. If the Class A annualized returns for the Portfolio and the Portfolio returns shown in the line graphs reflected the deduction of the former maximum front-end sales charge, its returns would be lower. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital 5-Year General Obligation Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market with maturities ranging from four to six years. For the six- and 12-month periods ended September 30, 2009, the Lipper California Intermediate Municipal Debt Funds Average consisted of 41 and 40 funds. For the six- and 12-month periods ended September 30, 2009, the Lipper Intermediate Municipal Debt Funds Average consisted of 161 and 156 funds, respectively. For the six- and 12-month periods ended September 30, 2009, the Lipper New York Intermediate Municipal Debt Funds Average consisted of 30 and 29 funds. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Price fluctuations in the Portfolios’ securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. Municipal income securities may realize gains; therefore, shareholders will incur a tax liability from time to time. Income may be subject to the alternative minimum tax (and/or state and local taxes in the case of the Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio). A municipal security could be downgraded or its issuer could default in payment of principal or interest. If applicable, for bonds that are issued at higher interest rates, the issuer may exercise its right to recall some or all of the outstanding bonds to investors prior to their maturity. Individual state municipal portfolios are non-diversified and subject to geographic risk including greater risk of adverse economic conditions and regulatory changes based on their narrow investment objectives. The Portfolios can invest up to 20% of their assets in non-investment-rated bonds, which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2009	Returns
	6 Months	12 Months
AllianceBernstein Intermediate California Municipal Portfolio
Class A	4.72%	7.82%

Class B*	4.36%	7.00%

Class C	4.36%	7.08%

Barclays Capital 5-Year General Obligation Municipal Index	4.46%	10.87%

Lipper California Intermediate Municipal Debt Funds Average	7.84%	10.29%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 2.E for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

2/1/02* TO 9/30/09

*Since inception of the Portfolio’s Class A shares on 2/1/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate California Municipal Portfolio Class A shares (from 2/1/02* to 9/30/09) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2009	Returns
	6 Months	12 Months
AllianceBernstein Intermediate Diversified Municipal Portfolio
Class A	4.58%	8.74%

Class B*	4.22%	7.91%

Class C	4.22%	7.99%

Barclays Capital 5-Year General Obligation Municipal Index	4.46%	10.87%

Lipper Intermediate Municipal Debt Funds Average	7.75%	11.43%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 2.E for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

2/1/02* TO 9/30/09

*Since inception of the Portfolio’s Class A shares on 2/1/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Diversified Municipal Portfolio Class A shares (from 2/1/02* to 9/30/09) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2009	Returns
	6 Months	12 Months
AllianceBernstein Intermediate New York Municipal Portfolio
Class A	5.61%	9.15%

Class B*	5.25%	8.39%

Class C	5.17%	8.39%

Barclays Capital 5-Year General Obligation Municipal Index	4.46%	10.87%

Lipper New York Intermediate Municipal Debt Funds Average	7.04%	10.95%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 2.E for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

2/1/02* TO 9/30/09

*Since inception of the Portfolio’s Class A shares on 2/1/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate New York Municipal Portfolio Class A shares (from 2/1/02* to 9/30/09) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2009
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.31%	3.96%
1 Year	7.82%	4.60%
5 Years	3.34%	2.72%
Since Inception*	3.39%	2.98%

Class B Shares			1.68%	2.88%
1 Year	7.00%	4.00%
5 Years	2.61%	2.61%
Since Inception*	2.82%	2.82%

Class C Shares			1.70%	2.92%
1 Year	7.08%	6.08%
5 Years	2.63%	2.63%
Since Inception*	2.67%	2.67%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
				SEC Returns

Class A Shares
1 Year				4.60%
5 Years				2.72%
Since Inception*				2.98%

Class B Shares
1 Year				4.00%
5 Years				2.61%
Since Inception*				2.82%

Class C Shares
1 Year				6.08%
5 Years				2.63%
Since Inception*				2.67%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.90%, 1.60% and 1.60% for Class A, Class B and Class C, respectively.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2009.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2009
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			1.94%	2.98%
1 Year	8.74%	5.46%
5 Years	3.47%	2.85%
Since Inception*	3.66%	3.25%

Class B Shares			1.28%	1.97%
1 Year	7.91%	4.91%
5 Years	2.76%	2.76%
Since Inception*	3.09%	3.09%

Class C Shares			1.32%	2.03%
1 Year	7.99%	6.99%
5 Years	2.76%	2.76%
Since Inception*	2.94%	2.94%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
				SEC Returns

Class A Shares
1 Year				5.46%
5 Years				2.85%
Since Inception*				3.25%

Class B Shares
1 Year				4.91%
5 Years				2.76%
Since Inception*				3.09%

Class C Shares
1 Year				6.99%
5 Years				2.76%
Since Inception*				2.94%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.82%, 1.53% and 1.53% for Class A, Class B and Class C, respectively.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2009.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2009
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			1.89%	3.12%
1 Year	9.15%	5.88%
5 Years	3.56%	2.92%
Since Inception*	3.74%	3.33%

Class B Shares			1.23%	2.03%
1 Year	8.39%	5.39%
5 Years	2.85%	2.85%
Since Inception*	3.16%	3.16%

Class C Shares			1.26%	2.08%
1 Year	8.39%	7.39%
5 Years	2.84%	2.84%
Since Inception*	3.02%	3.02%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
				SEC Returns

Class A Shares
1 Year				5.88%
5 Years				2.92%
Since Inception*				3.33%

Class B Shares
1 Year				5.39%
5 Years				2.85%
Since Inception*				3.16%

Class C Shares
1 Year				7.39%
5 Years				2.84%
Since Inception*				3.02%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.89%, 1.60% and 1.60% for Class A, Class B and Class C, respectively.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2009.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 4.

10	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate California Municipal

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$1,047.24	$4.52
Hypothetical (5% return before expenses)	$1,000	$1,020.66	$4.46
Class B
Actual	$1,000	$1,043.61	$8.15
Hypothetical (5% return before expenses)	$1,000	$1,017.10	$8.04
Class C
Actual	$1,000	$1,043.58	$8.15
Hypothetical (5% return before expenses)	$1,000	$1,017.10	$8.04

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Intermediate Diversified Municipal

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$1,045.81	$4.05
Hypothetical (5% return before expenses)	$1,000	$1,021.11	$4.00
Class B
Actual	$1,000	$1,042.17	$7.78
Hypothetical (5% return before expenses)	$1,000	$1,017.45	$7.69
Class C
Actual	$1,000	$1,042.18	$7.68
Hypothetical (5% return before expenses)	$1,000	$1,017.55	$7.59

Intermediate New York Municipal

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$1,056.15	$4.38
Hypothetical (5% return before expenses)	$1,000	$1,020.81	$4.31
Class B
Actual	$1,000	$1,052.47	$8.13
Hypothetical (5% return before expenses)	$1,000	$1,017.15	$7.99
Class C
Actual	$1,000	$1,051.71	$7.97
Hypothetical (5% return before expenses)	$1,000	$1,017.30	$7.84
*	Expenses are equal to each Class’ annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

	Annualized Expense Ratio
	Class A	Class B	Class C
Intermediate California Municipal	0.88%	1.59%	1.59%
Intermediate Diversified Municipal	0.79%	1.52%	1.50%
Intermediate New York Municipal	0.85%	1.58%	1.55%

12	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Fund Expenses

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,216.7

*	All data are as of September 30, 2009. The Portfolios’ quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. If ratings are not available, the Portfolios’ Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Portfolio Summary

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,106.3

*	All data are as of September 30, 2009. The Portfolios’ quality and state rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. If ratings are not available, the Portfolios’ Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

†	“Other” represents less than 2.3% weightings in 25 different states.

14	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,794.2

*	All data are as of September 30, 2009. The Portfolios’ quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. If ratings are not available, the Portfolios’ Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

**	“Other” represents less than 0.2% weightings in 4 different states.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Portfolio Summary

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2009

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.0%
Long-Term Municipal Bonds – 95.3%
Alabama – 0.6%
Jefferson Cnty AL Lt Sch Wts Series A 5.25%, 1/01/11	$1,700	$1,497,054
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Prerefunded/ETM)	7,725	8,386,492
FGIC Series 02B 5.00%, 2/01/41 (Prerefunded/ETM)	12,105	13,281,848
FGIC Series D 5.00%, 2/01/42 (Prerefunded/ETM)	5,900	6,473,598
FSA Series B8 5.25%, 2/01/10	2,100	2,089,248

		31,728,240

Alaska – 0.0%
Anchorage AK GO MBIA-RE 6.00%, 10/01/09	1,000	1,000,000

Arizona – 1.8%
Arizona Hlth Fac Auth (Phoenix Childrens Hospital) 1.40%, 2/01/42(a)	18,025	15,389,204
Arizona School Fac Brd COP 5.00%, 1/01/13	1,315	1,468,355
MBIA-RE Series A-1 5.00%, 9/01/15	1,765	1,962,768
Arizona Tourism & Sports Auth (Arizona Tourism/Sports Spl Tax) 5.00%, 7/01/15-7/01/16	3,815	3,881,810
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	19,402,606
Arizona Trnsp Brd Highway 5.00%, 7/01/14-7/01/16	18,305	21,254,062
AZ Wtr Infra Finance Auth Series A 5.75%, 10/01/11 (Prerefunded/ETM)	1,525	1,540,250
Maricopa Cnty AZ IDA MFHR (Steeplechase Apts) Series B 6.25%, 12/01/20	1,710	1,554,954

16	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mesa AZ IDA MBIA Series A 5.625%, 1/01/29 (Prerefunded/ETM)	$2,000	$2,044,900
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) AMBAC 5.00%, 7/01/10-7/01/14	7,835	8,538,575
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) MBIA 5.00%, 7/01/14	5,000	5,645,850
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	2,550	2,388,458
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	1,525	1,425,997
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,463,476
Vistancia CFD AZ GO 5.55%, 7/15/10	500	509,355
Watson Road CFD AZ 4.85%, 7/01/10	1,207	1,190,875
Yavapai Cnty AZ IDA (Waste Management, Inc.) Series 2007A 4.25%, 3/01/28(b)	4,190	4,204,037

		93,865,532

California – 4.3%
California Econ Recovery (California Econ Rec Spl Tax) Series A 5.25%, 1/01/11-7/01/12	22,995	24,724,166
Series B 5.00%, 7/01/23(b)	46,080	46,814,055
California GO 5.00%, 2/01/11-5/01/17	92,330	101,693,657
6.00%, 2/01/11	15,760	16,699,611
Series 2008 5.00%, 4/01/18	5,000	5,577,800
Fremont CA USD GO FSA Series B 5.00%, 8/01/27	1,000	1,063,710

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fresno CA USD GO MBIA Series A 6.00%, 2/01/20	$3,255	$3,741,134
Golden St Tobacco Sec CA FGIC 5.50%, 6/01/33 (Prerefunded/ETM)	5,000	5,701,050
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	1,000	1,078,550
Sacramento CA Mun Util Dist MBIA Series G 6.50%, 9/01/13	1,035	1,151,013
Vernon CA Elec Sys Series A 5.25%, 8/01/14	12,110	13,421,876

		221,666,622

Colorado – 2.0%
Baptist Rd Rural Trnsp Auth Co. (Baptist Road Co. Sales & Use) 4.80%, 12/01/17	310	246,906
Colorado DOT MBIA Series B 5.50%, 6/15/13-6/15/14	8,300	9,671,641
MBIA-RE Series B 5.00%, 12/15/13	9,200	10,524,248
Denver Co. City & Cnty Arpt (Denver Intl Airport) FSA Series A3 5.00%, 11/15/32(b)	10,655	11,002,673
Series A-1 5.00%, 11/15/11-11/15/12	37,960	39,760,309
5.25%, 11/15/13	11,235	11,963,590
Mun Subdist No Co. Wtr Dist (U.S. Government Securities) AMBAC Series J 5.00%, 12/01/13	7,295	8,101,754
Pv Wtr & San Met Dist Co. Series 06 Zero Coupon, 12/15/17(c)	13,943	7,046,513
Todd Creek Farms Met Dist #1 Co. 4.75%, 12/01/09(c)	2,185	1,159,776

		99,477,410

18	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Connecticut – 0.3%
Connecticut Res Rec Auth (Mid-Connecticut Sys Proj) MBIA Series A 5.375%, 11/15/09-11/15/10	$1,840	$1,844,325
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) FSA Series B 5.375%, 10/01/10-10/01/13	11,180	11,892,808
Univ of Connecticut Student Fee MBIA-RE Series A 5.25%, 11/15/17	3,065	3,360,527

		17,097,660

Delaware – 0.1%
Delaware Trnsp Auth MBIA 5.00%, 7/01/11	3,680	3,948,971

District Of Columbia – 0.7%
District of Columbia GO FSA Series C 5.00%, 6/01/14	5,790	6,544,611
District of Columbia HFA SFMR (District of Columbia HFA) Series A 6.25%, 12/01/28	680	684,420
District of Columbia Wtr & Swr (Dist of Columbia Wtr & Swr) FSA 6.00%, 10/01/16	1,635	1,999,866
Metro Washington Arpt Auth VA MBIA Series 2005 A 5.25%, 10/01/15	5,000	5,494,550
Series 2008A 5.50%, 10/01/14	4,140	4,555,780
Series A 5.50%, 10/01/12-10/01/18	16,315	17,871,530

		37,150,757

Florida – 9.8%
Amelia Walk CDD FL Series B 5.20%, 5/01/14(c)	1,895	1,005,601
Arborwood CDD FL Series A-2 5.25%, 5/01/36	85	60,734
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	2,410	2,545,731

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Bonnet Creek Resort CDD FL 7.125%, 5/01/12	$1,100	$1,052,007
Brevard Cnty FL Sch Brd AMBAC 5.00%, 7/01/26 (Prerefunded/ETM)	5,000	5,534,650
Broward Cnty FL Arpt Sys MBIA Series E 5.25%, 10/01/10	2,065	2,079,021
Broward Cnty FL Sch Brd COP MBIA-RE Series A 5.00%, 7/01/13-7/01/14	7,190	7,793,756
Chapel Creek FL CDD Series B 5.25%, 5/01/15(c)	3,660	1,989,539
Citizens Ppty Ins Corp. FL MBIA Series A 5.00%, 3/01/14-3/01/16	103,035	106,670,798
Series A-1 5.00%, 6/01/11	46,735	47,942,165
Collier Cnty FL Sch Brd COP FSA 5.00%, 2/15/16	5,000	5,547,500
Dade Cnty FL SD GO MBIA Series 94 5.00%, 8/01/12	8,060	8,708,508
Dupree Lakes CDD FL 5.00%, 11/01/10	210	146,133
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	1,530	952,915
Fishhawk CDD #2 FL Series B 5.00%, 5/01/12	2,430	1,820,702
Florida Brd of Ed GO 9.125%, 6/01/14 (Prerefunded/ETM)	150	194,722
Florida Brd of Ed GO (Florida GO) 9.125%, 6/01/14	790	907,094
MBIA-RE Series G 5.25%, 6/01/11	2,125	2,274,345
Series A 5.00%, 6/01/12-1/01/16	44,370	49,877,252
Series B 5.00%, 1/01/12-1/01/16	18,220	20,082,364

20	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series D 5.00%, 6/01/12	$4,610	$5,055,003
Florida Brd of Ed Lottery MBIA Series 2002C 5.00%, 1/01/17	3,740	4,011,449
MBIA Series C 5.25%, 1/01/11	4,600	4,773,834
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) AMBAC 5.00%, 7/01/15	4,825	5,373,120
AMBAC Series A 5.00%, 7/01/13-7/01/14	12,095	13,366,766
MBIA Series B 5.00%, 7/01/15	6,095	6,787,392
MBIA-RE Series A 5.00%, 7/01/18	3,435	3,694,205
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	20,000	21,587,600
Series A 5.00%, 7/01/11	32,320	33,950,867
Florida Turnpike Auth (Florida Turnpike) FSA Series A 5.00%, 7/01/12	6,375	6,987,637
MBIA-RE Series A 5.00%, 7/01/11	1,020	1,090,145
Hammock Bay CDD FL Series B 5.375%, 5/01/11	60	59,336
Harbor Bay CDD FL Series B 6.35%, 5/01/10	965	817,809
Heritage Plantation CDD FL Series B 5.10%, 11/01/13	3,545	1,891,577
Jacksonville FL Elec Auth Series 2009B 5.00%, 10/01/15	5,780	6,272,225
Jacksonville FL Port Auth MBIA 4.375%, 11/01/18(b)	4,350	4,361,441
Lake Ashton II CDD FL Series B 4.875%, 11/01/10	1,005	692,053
5.00%, 11/01/11	6,810	3,670,590

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lakewood Ranch Stwdshp Dist FL Series B 5.00%, 5/01/13	$500	$357,070
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(c)	4,535	1,682,485
Live Oak CDD FL Series B 5.00%, 11/01/09(c)	3,250	1,692,113
Main Str CDD FL Series B 6.90%, 5/01/17	10,000	8,744,400
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	7,019,218
Miami-Dade Cnty FL SD GO MBIA 5.00%, 2/15/13	3,325	3,594,624
MBIA Series 1996 4.75%, 7/15/10	11,215	11,552,347
MBIA Series 1997 5.00%, 2/15/15	2,455	2,700,230
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	4,090	3,461,653
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	1,690	1,625,476
Orange Cnty FL Sales Tax MBIA-RE Series A 5.00%, 1/01/13	5,520	5,951,940
Palm Beach Cnty FL Sld Wst Auth AMBAC Series A 6.00%, 10/01/09	4,070	4,070,000
6.00%, 10/01/09 (Prerefunded/ETM)	235	235,000
Palm Glades CDD FL Series B 4.85%, 8/01/11	1,840	1,224,005
Parkway Center CDD FL Series B 5.625%, 5/01/14	4,395	3,593,879
Paseo CDD FL 5.00%, 2/01/11(c)	2,015	1,165,154
Series B 4.875%, 5/01/10(c)	4,180	2,232,538

22	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

The Quarry CDD FL 5.25%, 5/01/16	$780	$634,148
Riverwood Estates CDD FL Series B 5.00%, 5/01/13(c)(d)	1,960	490,000
Sarasota Cnty FL Util Sys MBIA-RE Series C 5.25%, 10/01/21	2,000	2,092,720
Shingle Creek FL CDD 5.75%, 5/01/15(c)	3,865	2,015,172
South Bay CDD FL Series 05B-2 5.375%, 5/01/13(c)(d)	2,900	919,851
Series B-1 5.125%, 11/01/09(c)(d)	1,070	363,137
Stoneybrook CDD FL Series B 5.45%, 11/01/15(c)	7,075	3,344,140
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13	2,445	2,684,757
Sweetwater Creek CDD FL Series B-1 5.30%, 5/01/17	990	667,448
Series B-2 5.125%, 5/01/13	2,935	2,011,209
Tampa FL Occuptl License Tax MBIA-RE Series A 5.375%, 10/01/17-10/01/18	8,110	8,773,741
Tampa FL Wtr & Swr Sys Series A 5.25%, 10/01/18	1,160	1,227,663
Tampa Hillsboro Cnty FL Expwy Auth AMBAC 5.00%, 7/01/12	8,575	9,167,018
Tern Bay CDD FL Series B 5.00%, 5/01/15(c)(d)	2,570	899,474
Venetian CDD FL Series B 5.95%, 5/01/12	230	202,708
Verano CDD FL Series B 5.00%, 11/01/12-11/01/13	4,835	2,737,324
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	1,605	1,330,176

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Waterford Estates CDD FL 5.125%, 5/01/13(c)(d)	$2,000	$719,560
Waterset North CDD FL Series B 6.55%, 11/01/15	7,015	4,892,471
Westchester CDD FL 6.00%, 5/01/23	4,290	3,328,997

		501,032,432

Georgia – 1.6%
Gainesville GA Redev Auth (Gainesville GA GO) Series 2009B 5.00%, 11/15/13	1,550	1,701,094
Georgia GO Series C 6.25%, 8/01/10	1,490	1,562,101
Georgia Mun Elec Auth FSA Series A 5.25%, 1/01/14	4,230	4,754,774
MBIA Series A 5.25%, 1/01/14-11/01/21	6,625	7,143,182
Main Street Nat Gas, Inc. (JP Morgan Chase) Series 2006A 5.00%, 3/15/18	1,960	2,063,331
Series A 5.00%, 3/15/10-3/15/17	39,710	41,554,802
Main Street Nat Gas, Inc. (Main Street Nat Gas, Inc. (ML)) Series B 5.00%, 3/15/12-3/15/13	8,905	9,148,230
Metro Atlanta Rapid TRAN Auth GA MBIA-RE Series A 5.00%, 7/01/12-7/01/13	11,630	13,050,510

		80,978,024

Guam – 0.3%
Guam GO Series 2009A 5.75%, 11/15/14	4,000	4,168,360
Guam Wtrworks Auth COP 5.00%, 7/01/10 (Prerefunded/ETM)	2,055	2,038,560
5.18%, 7/01/15 (Prerefunded/ETM)	6,035	6,152,758

24	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guam Wtrworks Auth COP (Guam Govt Wtrwks) Series 05 5.00%, 7/01/13	$1,345	$1,375,706

		13,735,384

Hawaii – 1.6%
Hawaii GO AMBAC 5.00%, 7/01/15	17,320	20,052,230
AMBAC Series DG 5.00%, 7/01/14	42,520	48,673,070
FSA Series CX 5.50%, 2/01/17-2/01/21	6,595	7,099,825
Honolulu HI Wstwtr Sys Series 2009 A 5.00%, 7/01/21-7/01/22	6,900	7,650,310

		83,475,435

Illinois – 3.6%
Bolingbrook IL Sales Tax 5.75%, 1/01/15(e)	3,890	1,801,848
Chicago IL Brd of Ed COP (Chicago IL Brd of Ed GO) MBIA Series A 6.25%, 1/01/11	1,880	1,987,480
Chicago IL GO FSA Series A 5.00%, 1/01/12	5,760	6,231,341
Chicago IL HFA SFMR (Chicago IL HFA) Series 99 A 6.35%, 10/01/30	75	78,414
Chicago IL O’hare Intl Arpt (O’hare Intl Arpt) MBIA Series C 5.00%, 1/01/10	1,890	1,901,812
Chicago IL Park Dist Hbr 5.875%, 1/01/13-1/01/15 (Prerefunded/ETM)	5,735	6,104,793
Chicago IL Pub Bldg Comm AMBAC 5.25%, 3/01/21 (Prerefunded/ETM)	4,000	4,536,080
Chicago IL Pub Bldg Comm (Chicago IL Park Dist GO) MBIA-RE Series A 5.375%, 1/01/13	2,510	2,528,875
Chicago IL Sales Tax FSA 5.00%, 1/01/16	5,000	5,644,250

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago IL Tax Increment (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	$1,700	$1,691,755
Chicago IL Trnsp Auth Fed GAN (Chicago Federal Highway Grant) AMBAC Series 2004 5.25%, 6/01/13	2,520	2,790,346
AMBAC Series A 5.25%, 6/01/10	4,570	4,698,051
Chicago IL Wstwtr MBIA Series B 5.25%, 1/01/15	4,225	4,778,728
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17	5,078	3,089,557
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	10,092,249
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	3,135	3,519,163
Illinois Dev Fin Auth (Adventist Health Sys) MBIA Series B 4.401%, 1/01/19(b)	5,730	5,080,275
Illinois Dev Fin Auth (Illinois SRF) Series 2002 5.25%, 3/01/12	5,825	6,404,587
Illinois GO 5.00%, 1/01/13	1,510	1,661,831
AMBAC 5.00%, 4/01/11-11/01/14	8,765	9,733,926
AMBAC Series B 5.00%, 3/01/13-3/01/14	16,355	18,169,156
FSA 5.00%, 9/01/14	5,550	6,266,006
5.375%, 10/01/10	11,015	11,501,422
FSA Series A 5.25%, 10/01/13	7,785	8,782,259
MBIA 5.25%, 4/01/11-10/01/21	8,275	8,792,032
5.375%, 7/01/10	8,985	9,276,923
5.75%, 12/01/13 (Prerefunded/ETM)	2,390	2,536,674
MBIA Series B 5.00%, 3/01/15	5,000	5,538,100

26	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Sales Tax Series Q 6.00%, 6/15/12	$3,225	$3,472,132
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	1,361	1,142,873
Regional Trnsp Auth IL Sales Tax MBIA Series A 5.00%, 7/01/16	5,285	6,092,442
MBIA-RE Series B 5.50%, 6/01/17	1,025	1,166,009
MBIA-RE Series C 7.75%, 6/01/20	1,005	1,320,168
St. Clair Cnty IL GO MBIA-RE 5.625%, 10/01/13 (Prerefunded/ETM)	3,410	3,478,200
Univ of Illinois COP AMBAC Series A 5.50%, 8/15/18 (Prerefunded/ETM)	2,340	2,534,103
Will & Kendall Cnty CSD #202 IL GO MBIA-RE 5.00%, 1/01/14-1/01/16	8,575	9,391,079

		183,814,939

Indiana – 0.5%
Allen Cnty IN Juv Justice Ctr (Allen Cnty IN Lease Just Ctr) AMBAC 5.50%, 1/01/18	1,575	1,641,496
Indiana Trnsp Fin Auth Arpt AMBAC Series A 6.00%, 11/01/09 (Prerefunded/ETM)	1,370	1,375,370
Indianapolis IN Gas Util Series A 5.00%, 8/15/30(b)	7,670	8,274,473
Indianapolis IN Loc Bond Bank Series B 6.00%, 1/10/13	4,380	4,614,812
Jasper Cnty IN PCR (No. Indiana Pub Serv Company) MBIA 5.60%, 11/01/16	6,270	6,866,277

		22,772,428

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kansas – 0.3%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series B 4.75%, 12/01/16	$2,525	$2,584,767
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys) AMBAC Series 2004 5.65%, 9/01/13-9/01/14	11,960	13,522,809

		16,107,576

Kentucky – 0.3%
Kentucky Asset Liability Comm (Kentucky Federal Highway Grant) MBIA 5.00%, 9/01/16	5,000	5,703,050
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) MBIA-RE 5.00%, 3/01/13-3/01/14	7,970	8,875,084

		14,578,134

Louisiana – 2.4%
Coves of The Highland CDD LA 5.60%, 11/01/21(c)	4,025	828,506
DE Soto Parish LA PCR (International Paper Company) Series A-2 5.00%, 10/01/12	4,700	4,939,324
E. Morial New Orleans Exhib Hall LA AMBAC Series A 5.25%, 7/15/20 (Prerefunded/ETM)	3,450	3,928,826
Jefferson LA Sales Tax Dist Series 2009B 5.00%, 12/01/20	3,415	3,855,740
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17	9,814	8,147,975
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,770	21,002,172
Louisiana Citizens Ppty Ins Corp. AMBAC Series B 5.25%, 6/01/14	1,770	1,851,562
Louisiana GO AMBAC Series A 5.00%, 10/15/12	11,965	13,196,318
FSA 5.00%, 5/01/16	15,305	17,590,496

28	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FSA Series C 5.00%, 5/01/13-5/01/15	$22,765	$25,519,462
Louisiana Loc Govt Envrn Fac & CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	550	494,544
Louisiana St Office Facs Corp. (Louisiana Lease St Off Bldg) MBIA Series A 5.50%, 3/01/11	2,000	2,023,780
Morehouse Parish LA PCR (International Paper Company) Series A 5.25%, 11/15/13	7,340	7,842,056
New Orleans LA GO MBIA 5.25%, 12/01/20	5,845	6,017,895
Orange Grove CDD LA 5.30%, 11/01/21	1,745	1,349,356
Tangipahoa Parish Sch Rd CDD LA 5.90%, 5/01/22(c)	3,365	1,911,488
Terrebonne Parish LA Wtrwks AMBAC Series A 5.25%, 11/01/23	2,000	2,123,220

		122,622,720

Massachusetts – 3.8%
Massachusetts Bay Trnsp Auth Series A 5.25%, 7/01/20 (Prerefunded/ETM)	3,600	3,983,364
Massachusetts Bay Trnsp Auth (Massachusetts GO) Series A 5.50%, 3/01/12	3,780	3,919,331
5.75%, 3/01/10	2,255	2,302,332
Massachusetts GO 5.00%, 5/01/14	10,340	11,815,208
MBIA Series 2004 5.50%, 12/01/19	7,720	9,543,387
MBIA Series D 5.375%, 8/01/22 (Prerefunded/ETM)	2,605	2,884,386
5.50%, 11/01/12	20,050	22,655,698
MBIA-RE Series C 5.50%, 11/01/13-11/01/14	38,980	45,600,160
Series 2002 5.50%, 11/01/15	1,785	2,132,647

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series A 5.50%, 1/01/11	$1,305	$1,382,961
Series B 5.00%, 11/01/10-8/01/12	19,950	21,956,703
Series C 5.00%, 5/01/12	8,175	8,983,507
5.75%, 10/01/14 (Prerefunded/ETM)	3,325	3,499,695
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series E2 5.00%, 7/01/12-7/01/17	21,980	23,275,935
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,714,025
Massachusetts Wtr Poll Abatmnt Series B 5.25%, 8/01/14 (Prerefunded/ETM)	995	1,117,315
Massachusetts Wtr Poll Abatmnt (Massachusetts SRF) Series A 5.125%, 2/01/16	3,460	3,477,369
Series B 5.25%, 8/01/14	60	67,000
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC 5.00%, 11/01/18	18,690	20,838,416

		193,149,439

Michigan – 1.6%
Detroit MI City SD GO AMBAC Series A 6.50%, 5/01/10	1,065	1,093,659
Detroit MI Swr Disp MBIA Series B 6.00%, 7/01/10	2,510	2,600,009
Detroit MI Wtr Supply Sys FGIC Series A 5.25%, 7/01/33 (Prerefunded/ETM)	5,155	5,532,604
Grand Rapids MI Wtr Supply Sys MBIA-RE 5.75%, 1/01/12	2,100	2,228,142

30	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lansing MI Cmnty Clg GO FGIC 5.50%, 5/01/16 (Prerefunded/ETM)	$3,515	$3,912,792
Michigan Bldg Auth (Michigan Lease Fac Prog) MBIA 5.375%, 10/01/13	1,805	1,977,829
Series 2009 I 5.00%, 10/15/12-10/15/15	25,100	26,998,617
Michigan COP MBIA 5.375%, 9/01/19 (Prerefunded/ETM)	4,775	5,192,956
Michigan Mun Bond Auth 5.625%, 10/01/11 (Prerefunded/ETM)	1,270	1,282,700
Michigan Mun Bond Auth (Michigan Mun Bond Sch Ln Prog) Series A 5.25%, 12/01/10	5,215	5,470,170
Michigan Pub Pwr Agy (Belle River Proj) MBIA 5.25%, 1/01/14	3,380	3,711,510
Michigan Trunk Line Spl Tax FSA Series 05B 5.00%, 9/01/11	5,130	5,472,017
FSA Series A 5.50%, 11/01/18 (Prerefunded/ETM)	1,110	1,214,828
FSA Series B 5.00%, 9/01/13	2,055	2,280,557
MBIA-RE 5.00%, 11/01/12	4,130	4,512,851
5.25%, 11/01/13	5,000	5,599,100
Walled Lake MI Cons SD GO 5.75%, 5/01/13 (Prerefunded/ETM)	2,000	2,061,680

		81,142,021

Minnesota – 0.3%
Minnesota Mun Pwr Agy Elec 4.50%, 10/01/12	2,395	2,552,064
Southern MN Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,608,801

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

St. Paul MN Hsg & Redev Auth (Healtheast) 5.15%, 11/15/20	$2,770	$2,536,655
5.75%, 11/15/21	1,750	1,672,020

		14,369,540

Missouri – 0.2%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/25	1,955	2,083,600
Kansas City MO Mun Assist Corp. MBIA-RE 5.00%, 4/15/13	7,215	7,998,116
Missouri HDC SFMR (Missouri HDC) Series B-2 6.40%, 9/01/29	200	204,804

		10,286,520

Nebraska – 0.2%
Nebraska Pub Pwr Dist MBIA Series B 5.00%, 1/01/11	10,355	10,784,940

Nevada – 4.4%
Clark Cnty NV Airport PFC (Mccarran Airport) Series 2008 5.00%, 7/01/12	2,745	2,954,196
5.25%, 7/01/17	16,695	18,599,899
Series A 5.00%, 7/01/13-7/01/14	8,225	8,981,086
Clark Cnty NV Arpt (Mccarran Airport) FSA Series 2009 C 5.00%, 7/01/24	9,060	9,701,267
Clark Cnty NV GO AMBAC 5.00%, 11/01/15-11/01/16	17,095	18,925,324
AMBAC Series A 6.50%, 6/01/17	1,760	2,102,672
FSA Series A 5.00%, 6/01/12	8,695	9,446,248
FSA Series B 5.00%, 6/01/12-6/01/13	12,325	13,492,930
Clark Cnty NV Motor Vehicle Fuel Tax AMBAC 5.00%, 7/01/14-7/01/16	26,270	29,492,110
Clark Cnty NV SD GO FSA 5.50%, 6/15/12	13,425	14,833,820

32	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FSA Series C 5.00%, 6/15/19	$22,380	$25,039,863
5.25%, 6/15/13	8,800	9,853,448
MBIA Series C 5.00%, 6/15/13	5,595	6,215,038
MBIA Series D 5.25%, 6/15/12	5,000	5,483,450
MBIA-RE Series A 5.00%, 6/15/17	27,880	31,560,718
5.25%, 6/15/14	5,505	6,252,414
Clark Cnty NV SID #142 (Clark Cnty NV SID #142 Mtns Edg) 5.00%, 8/01/10	3,330	3,325,538
5.30%, 8/01/11	1,540	1,542,264
Clark Cnty NV SID #151 (Clark Cnty NV SID #151 Summerlin) 4.40%, 8/01/12	190	163,208
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13	970	457,704
Las Vegas NV SID #607 (Las Vegas NV SID #607 Provdnce) 5.15%, 6/01/11	1,990	1,889,684
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	5,139,133

		225,452,014

New Hampshire – 0.2%
New Hampshire Hlth & Ed Fac Auth (Univ of New Hampshire) AMBAC 5.375%, 7/01/20	7,090	7,614,022

New Jersey – 7.6%
Garden St Presv Trust NJ FSA Series 05A 5.80%, 11/01/17	2,325	2,785,141
New Jersey COP (New Jersey COP Equip Purchase) Series A 5.00%, 6/15/13-6/15/14	7,320	8,051,520
New Jersey EDA (New Jersey Cigarette Tax) FGIC 5.00%, 6/15/10	12,500	12,545,750
FGIC Series 4 5.00%, 6/15/11	4,690	4,800,637

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FSA Series 4 5.00%, 6/15/10	$3,645	$3,759,052
New Jersey EDA (New Jersey Lease Sch Fac) MBIA Series G 5.00%, 9/01/13-9/01/15	24,090	26,657,951
Series W 5.00%, 3/01/15	2,325	2,617,136
New Jersey EDA (New Jersey Market Transition) MBIA Series 1A 5.00%, 7/01/11	11,795	12,467,197
New Jersey EDA (New Jersey Trnst Pj Lease) 5.00%, 5/01/15-5/01/16	55,310	62,557,522
New Jersey GO 5.00%, 6/01/16	4,570	5,318,109
MBIA 5.50%, 8/01/11	3,530	3,832,168
MBIA-RE 5.25%, 7/01/16	3,515	4,137,155
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) AMBAC Series A 5.50%, 12/15/13	7,415	8,431,522
FSA Series C 5.75%, 12/15/12	5,000	5,636,900
MBIA Series A 5.25%, 12/15/11-12/15/13	36,640	40,835,060
MBIA Series B 5.25%, 12/15/13-12/15/14	20,985	23,839,722
MBIA-RE Series A 5.00%, 6/15/13-6/15/14	11,520	12,776,298
MBIA-RE Series B 5.25%, 12/15/13	5,000	5,635,500
New Jersey Turnpike Auth (New Jersey Turnpike) MBIA Series A 6.00%, 1/01/11	14,175	15,043,361
Tobacco Settlement Auth NJ 6.25%, 6/01/43 (Prerefunded/ETM)	22,020	25,846,856
6.75%, 6/01/39 (Prerefunded/ETM)	84,940	101,211,106

		388,785,663

34	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York – 8.3%
Metropolitan Trnsp Auth NY FGIC Series A 5.00%, 4/01/23 (Prerefunded/ETM)	$2,835	$3,347,851
New York NY GO 5.25%, 8/01/16	17,120	19,892,242
Series 04G 5.00%, 8/01/12	21,110	23,143,737
Series 4B 5.00%, 8/01/10	14,270	14,808,264
Series B 5.00%, 9/01/15	10,000	11,411,600
Series C 5.00%, 1/01/15-1/01/16	15,370	17,465,608
5.50%, 8/01/14	4,780	5,318,276
Series D 5.00%, 2/01/15-2/01/16	10,290	11,659,063
Series E 5.00%, 8/01/14-8/01/16	36,490	41,291,102
Series G 5.00%, 8/01/11	7,360	7,880,499
Series H 5.00%, 8/01/11	3,450	3,693,984
Series I 5.00%, 8/01/10	4,520	4,690,494
5.875%, 3/15/13	100	100,351
Series J 5.00%, 3/01/17	2,355	2,615,651
Series J-1 5.00%, 8/01/13	10,920	12,191,962
Series N 5.00%, 8/01/12	2,020	2,214,607
New York NY Trnsl Fin Auth 5.00%, 8/01/11	2,895	3,119,970
MBIA Series D 5.25%, 2/01/20	2,360	2,553,827
MBIA Series E 5.25%, 2/01/21-2/01/22	7,445	8,000,749
Series 2003 B 5.00%, 8/01/11 (Prerefunded/ETM)	2,005	2,166,924
Series B 5.25%, 2/01/29(e)	14,005	14,746,565
New York St Dormitory Auth Series 2009 A 5.00%, 7/01/19-7/01/24	25,050	27,578,585

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York St Lease CUNY) Series 2008B 5.00%, 7/01/15-7/01/16	$33,770	$38,078,394
Series A 5.75%, 7/01/13	1,280	1,374,490
New York St Dormitory Auth (New York St Lease Mental Hlth) FSA Series B 5.00%, 2/15/10	2,160	2,192,076
MBIA Series 1998D 5.25%, 2/15/13	115	115,664
New York St Dormitory Auth (New York Univ) MBIA Series A 6.00%, 7/01/18	2,865	3,526,213
New York St Dormitory Auth (Orange Regl Med Ctr) 6.00%, 12/01/13-12/01/16	14,030	14,354,192
Series 2008 5.50%, 12/01/11	3,000	3,057,690
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	5,910	5,927,080
New York St Thruway Auth FSA Series 2005A 5.00%, 3/15/18 (Prerefunded/ETM)	3,650	4,173,666
MBIA Series A 5.00%, 4/01/21 (Prerefunded/ETM)	4,700	5,270,768
New York St Thruway Auth (New York St Pers Income Tax) FSA Series 2005A 5.00%, 3/15/18	4,210	4,776,961
New York St Thruway Auth (New York St Thruway Au Ded Tax) FSA Series B 5.00%, 4/01/15	10,320	11,858,093
MBIA Series C 5.25%, 4/01/11	6,115	6,521,647
MBIA-RE Series B 5.00%, 4/01/13-4/01/16	50,800	57,799,983
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/12	5,935	6,425,172

36	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series B-1C 5.50%, 6/01/14	$16,680	$16,698,181

		422,042,181

North Carolina – 3.7%
North Carolina Eastern Mun Pwr Agy Series 2009 B 5.00%, 1/01/17(f)	1,020	1,118,409
Series A 5.00%, 1/01/14-1/01/15	9,410	10,379,133
5.50%, 1/01/11	3,775	3,960,050
6.00%, 1/01/26 (Prerefunded/ETM)	1,720	2,261,783
Series B 5.70%, 1/01/17	1,880	1,922,770
Series C 5.25%, 1/01/11	2,765	2,892,079
Series D 6.45%, 1/01/14	630	642,108
North Carolina Infra Fin Corp. COP FSA Series A 5.00%, 2/01/13-2/01/15	22,430	25,464,971
Series A 5.00%, 2/01/13	4,295	4,733,262
North Carolina Mun Pwr Agy #1 5.25%, 1/01/14	15,545	17,313,244
5.50%, 1/01/13 (Prerefunded/ETM)	4,170	4,554,808
AMBAC Series A 5.25%, 1/01/15	5,450	5,885,019
Series A 5.25%, 1/01/15-1/01/17	64,050	72,460,300
5.50%, 1/01/12-1/01/13	13,775	15,001,135
Series C 5.25%, 1/01/14-1/01/17	18,155	20,453,089

		189,042,160

Ohio – 1.1%
Cincinnati OH Wtr Series A 5.00%, 12/01/15	5,780	6,768,496
Cleveland OH Arpt Sys AMBAC Series 2006 A 5.00%, 1/01/23	3,145	3,264,636
5.25%, 1/01/20	2,315	2,539,694
Cleveland OH Wtrworks (Cleveland OH Wtr) MBIA-RE Series K 5.25%, 1/01/13	5,000	5,381,300

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	$4,130	$4,038,768
Cuyahoga Cnty OH Hosp (UHHS/CSAHS Cuyahoga & Canton) 6.75%, 1/01/10	475	478,952
Hamilton Cnty OH Sales Tax AMBAC Series B 5.75%, 12/01/12-12/01/13	1,310	1,377,437
5.75%, 12/01/13 (Prerefunded/ETM)	2,390	2,536,674
Montgomery Cnty OH 5.40%, 12/01/09 (Prerefunded/ETM)	1,145	1,152,786
5.50%, 12/01/10 (Prerefunded/ETM)	2,100	2,114,616
5.60%, 12/01/11 (Prerefunded/ETM)	1,000	1,007,110
Ohio Bldg Auth (Ohio Lease Adult Corr Fac) 5.00%, 4/01/12	5,000	5,431,050
Ohio Bldg Auth (Ohio Lease Workers Comp Fac) MBIA-RE Series A 5.00%, 4/01/12	7,265	7,854,192
Ohio GO Series A 5.00%, 6/15/14	2,195	2,504,451
Series B 5.00%, 9/15/11	1,785	1,926,461
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32(b)	6,980	7,652,663

		56,029,286

Oklahoma – 0.9%
Mcgee Creek Auth OK Wtr MBIA 6.00%, 1/01/23	3,980	4,399,850
Tulsa Cnty OK IDA (Tulsa Cnty OK IDA Cap Impt) FSA Series B 5.00%, 5/15/11-5/15/12	39,075	42,074,526

		46,474,376

38	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Oregon – 0.4%
Clackamas & Washington Cntys SD #3 OR GO MBIA-RE Series B 5.00%, 6/15/12	$5,190	$5,709,830
Oregon Dept of Admin Svc COP MBIA Series B 5.25%, 5/01/14	1,775	1,938,549
Portland OR Swr Sys MBIA Series A 5.00%, 6/15/13	5,090	5,733,681
Tri-County Met Trnsp Dist OR MBIA 5.00%, 5/01/12	1,080	1,168,182
Washington Cnty OR SD #48-J GO FSA 5.00%, 6/01/13	4,600	5,193,308

		19,743,550

Pennsylvania – 4.7%
Allegheny Cnty PA GO MBIA Series C-54 5.375%, 11/01/18 (Prerefunded/ETM)	3,400	3,845,604
Allegheny Cnty PA Hosp Dev Auth Series B 9.25%, 11/15/22 (Prerefunded/ETM)	3,155	3,522,463
Allegheny Cnty PA Hosp Dev Auth (UPMC Health Sys) Series 2008A 5.00%, 9/01/14	46,500	51,766,125
Series B 5.00%, 6/15/18	8,200	8,698,642
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series A 5.00%, 11/15/09-11/15/13	23,340	23,448,955
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	485	466,366
Bucks Cnty PA IDA (Waste Management, Inc.) 3.90%, 12/01/22(b)	15,180	15,203,074
Central Bucks PA SD GO MBIA-RE 5.00%, 5/15/16	5,000	5,816,800

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania GO 5.25%, 7/01/14	$13,440	$15,576,557
MBIA 5.25%, 2/01/14	10,885	12,508,062
5.375%, 7/01/16	2,225	2,658,964
MBIA Series 1 5.00%, 2/01/15	13,725	15,433,488
MBIA-RE 5.50%, 2/01/14	5,310	6,156,945
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) FSA Series A 5.00%, 6/01/14	5,370	5,993,940
Pennsylvania Turnpike Comm 5.00%, 6/01/15	4,260	4,791,989
Series 2009 B 5.00%, 6/01/16-6/01/20	50,040	56,613,578
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.97%, 4/26/14(g)	7,300	7,105,163
Philadelphia PA Parking Auth FSA 5.50%, 9/01/11	1,915	1,937,616

		241,544,331

Puerto Rico – 3.7%
Puerto Rico GO Series A 5.00%, 7/01/30(b)	26,525	27,441,704
5.25%, 7/01/11	2,135	2,252,553
Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/10-12/01/13	4,135	4,365,369
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/13	15,205	16,327,433
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27(b)	10,145	10,577,887
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.375%, 8/01/20	50,000	56,665,500
5.50%, 8/01/21-8/01/23	40,020	45,215,633

40	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Univ of Puerto Rico Series P 5.00%, 6/01/12-6/01/14	$13,525	$14,248,599
Series Q 5.00%, 6/01/12-6/01/15	13,055	13,750,259

		190,844,937

Rhode Island – 0.5%
Providence RI Pub Bldg Auth (Providence RI Lease) FSA Series A 5.10%, 12/15/09	1,050	1,050,220
Rhode Island Depositors Corp. FSA Series A 5.50%, 8/01/20 (Prerefunded/ETM)	1,500	1,851,195
5.75%, 8/01/19 (Prerefunded/ETM)	4,940	6,064,097
Series A 6.375%, 8/01/22 (Prerefunded/ETM)	5,780	7,719,074
Rhode Island EDC (Rhode Island Dept of Trnsp) Series 2009A 5.25%, 6/15/17	7,955	9,099,884

		25,784,470

South Carolina – 1.0%
Greenville Cnty SD SC Lease 5.00%, 12/01/10-12/01/15	22,600	24,720,964
Horry Cnty SC SD GO Series A 5.375%, 3/01/18	5,285	5,719,955
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16	3,726	1,549,010
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23-12/01/25	2,315	2,335,727
Richland Cnty SC (International Paper Company) Series A 4.60%, 9/01/12	6,350	6,537,642
South Carolina Pub Svc Auth FSA Series D 5.25%, 1/01/14	2,080	2,299,898

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA Series B 5.00%, 1/01/11-1/01/12	$7,385	$7,953,683

		51,116,879

Tennessee – 0.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) AMBAC Series D 6.25%, 3/01/18	3,000	3,052,260
MBIA Series A 6.25%, 2/15/10	1,000	1,015,650
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	2,115	2,133,549

		6,201,459

Texas – 9.7%
Austin TX Utils Sys FSA 5.00%, 11/15/13	3,035	3,443,936
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 7/01/19 (Prerefunded/ETM)	1,000	1,272,370
Brownsville TX Util Sys AMBAC 6.25%, 9/01/10 (Prerefunded/ETM)	1,500	1,576,410
Camino Real Regl Mob Auth TX 5.00%, 2/15/14-2/15/22	66,195	69,550,187
Series 2008 5.00%, 8/15/21	5,000	5,012,750
Clear Creek TX ISD GO Series A 5.00%, 2/15/16	1,280	1,492,454
Conroe TX ISD GO 5.00%, 2/15/16	6,260	7,131,455
Dallas Cnty TX Util & Recl Di GO MBIA 5.00%, 2/15/10	4,630	4,660,234
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/14-11/01/15	8,915	10,010,394
AMBAC Series 2003 A 5.50%, 11/01/14	2,000	2,158,420
Dallas TX GO 5.00%, 2/15/13	2,190	2,447,172
Dallas TX Wtr & Swr Sys 5.00%, 10/01/13	1,225	1,226,936

42	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series 2007 5.00%, 10/01/14	$8,295	$9,573,260
El Paso TX GO MBIA-RE 5.00%, 8/15/12	5,750	6,340,410
Fort Worth TX ISD GO 5.00%, 2/15/16	5,000	5,829,900
Fort Worth TX Wtr & Swr FSA Series A 5.00%, 2/15/11	5,000	5,287,900
Harris Cnty TX Fld Ctl Dist GO Series A 5.25%, 10/01/20-10/01/23 (Prerefunded/ETM)	11,970	13,833,011
Harris Cnty TX GO 5.375%, 10/01/18	920	996,783
Series A 5.25%, 10/01/24	14,000	15,394,960
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21	2,030	2,226,991
Houston TX GO MBIA Series A 5.00%, 3/01/11-3/01/12	32,690	34,761,357
5.25%, 3/01/14	10,040	11,454,837
MBIA Series B 5.25%, 3/01/12	1,805	1,972,847
Houston TX Hotel Occupancy Tax AMBAC Series A 5.50%, 9/01/10	3,000	3,106,920
Houston TX Wtr & Swr Sys AMBAC Series B 5.75%, 12/01/16-12/01/17 (Prerefunded/ETM)	5,000	5,697,300
Lower Colorado River Auth TX FSA Series 1999 5.875%, 5/15/16	10,760	10,901,171
Magnolia TX ISD GO 5.00%, 8/15/16	430	430,641
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H 5.00%, 1/01/38-1/01/42(b)	17,235	17,535,910
Series 2008H-1 5.00%, 1/01/43(b)	49,970	51,918,830
Plano TX GO 5.00%, 9/01/13	5,045	5,710,284

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Retama TX Dev Corp. 8.75%, 12/15/13-12/15/15 (Prerefunded/ETM)	$7,105	$9,086,722
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) 5.25%, 8/01/15	1,880	2,017,014
San Antonio TX Elec & Gas 5.00%, 2/01/19-2/01/20	63,315	73,869,366
5.25%, 2/01/14	4,395	5,026,649
5.375%, 2/01/13	5,000	5,639,400
5.375%, 2/01/20 (Prerefunded/ETM)	2,500	2,739,500
San Antonio TX GO MBIA-RE Series 2006 5.25%, 8/01/12	5,000	5,546,900
San Antonio TX Wtr FSA 5.50%, 5/15/18	4,000	4,336,240
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	1,160	1,158,573
Tarrant Cnty TX Hlth Fac Dev AMBAC Series A 5.125%, 9/01/12 (Prerefunded/ETM)	1,715	1,843,265
Texas A & M Univ Series 2009 A 5.00%, 5/15/19	3,370	4,019,062
Texas GO Series A 5.50%, 10/01/12	1,055	1,150,667
Texas Mun Pwr Agy MBIA Zero Coupon, 9/01/13	2,345	2,070,752
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,583,650
Texas St Univ Sys FSA 5.25%, 3/15/13	5,320	5,844,233
Texas Trnsp Comm (Texas St Hwy Fund First Tier) Series 2007 5.00%, 4/01/14-4/01/24	23,365	26,734,971
Series A 5.25%, 4/01/14	10,185	11,741,268

44	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Univ of Puerto Rico Series B 5.375%, 8/15/19 (Prerefunded/ETM)	$1,270	$1,373,657
Univ of Texas Series D 5.00%, 8/15/14	5,850	6,749,906
Univ of Texas Perm Univ Fund Series A 5.25%, 8/15/16	1,125	1,344,746
Williamson Cnty TX GO MBIA 5.00%, 2/15/14	5,000	5,618,900

		496,451,471

Utah – 0.1%
Intermountain Pwr Agy UT AMBAC 5.00%, 7/01/10	1,555	1,601,121
Utah GO Series 2009 C 5.00%, 7/01/18	1,655	1,979,364

		3,580,485

Virginia – 0.4%
Amelia Cnty VA IDA (Waste Management, Inc.) 4.80%, 4/01/27(b)	1,040	1,046,989
Broad Street CDA VA 7.125%, 6/01/15	3,314	3,231,879
Celebrate Virginia North CDD Series B 6.25%, 3/01/18	3,290	2,998,440
Hampton VA GO MBIA 5.00%, 1/15/15	5,000	5,780,200
Norfolk VA GO MBIA 5.00%, 3/01/14	3,065	3,474,392
Richmond VA GO FSA 5.50%, 1/15/12	4,000	4,279,680

		20,811,580

Washington – 9.8%
Central Puget Sound WA RTA AMBAC Series A 5.00%, 11/01/18	1,015	1,133,329

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) MBIA-RE 5.50%, 11/01/19	$1,435	$1,589,377
Energy Northwest WA AMBAC Series A 5.25%, 7/01/11 (Prerefunded/ETM)	120	129,659
Energy Northwest WA (Bonneville Power Admin) AMBAC Series A 5.00%, 7/01/18	5,040	5,643,691
5.25%, 7/01/11	4,385	4,713,305
MBIA Series A 5.25%, 7/01/13	6,545	7,428,902
5.50%, 7/01/12	1,945	2,167,411
5.75%, 7/01/17-7/01/18	9,455	10,417,657
Series 2007 5.00%, 7/01/16	9,355	10,885,104
Series 2007C 5.00%, 7/01/16-7/01/17	17,700	20,649,144
Series 2008A 5.25%, 7/01/16	28,325	33,396,591
Series A 5.00%, 7/01/12-7/01/15	31,200	35,666,635
5.50%, 7/01/13	3,840	4,393,344
Series C 5.00%, 7/01/14-7/01/16	26,260	30,212,315
Series D 5.00%, 7/01/13	5,060	5,697,560
King Cnty WA SD #001 GO Series A 5.00%, 12/01/12-12/01/13	73,650	82,904,265
Seattle WA Mun Light & Pwr 5.625%, 12/01/12-12/01/16	6,590	6,882,045
FSA 5.00%, 8/01/13	9,915	11,151,995
Tacoma WA Elec Sys FSA 5.00%, 1/01/15	20,945	23,875,834
Washington St GO AMBAC 5.00%, 1/01/12-1/01/14	32,625	36,431,053
AMBAC Series A 5.00%, 1/01/14	8,810	10,009,393
AMBAC Series C 5.00%, 1/01/15-1/01/16	17,610	20,374,552

46	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series D 5.00%, 1/01/14	$7,610	$8,646,025
AMBAC Series E 5.00%, 1/01/13-1/01/14	8,775	9,899,355
FSA 5.00%, 7/01/15	5,405	6,292,609
FSA Series 2007A 5.00%, 7/01/14	6,260	7,193,491
FSA Series B 5.00%, 7/01/13	5,785	6,549,951
FSA Series D 5.00%, 1/01/14	2,655	3,022,293
MBIA Series 2004A 5.00%, 7/01/13	2,050	2,317,074
Series 2003A 5.00%, 7/01/13	5,000	5,516,050
Series 2008D 5.00%, 1/01/15	5,980	6,890,395
Series A 5.00%, 7/01/13	10,330	11,675,792
Series B 5.00%, 7/01/13	1,700	1,921,476
Series C 5.00%, 1/01/13-1/01/17	51,490	58,495,077
Washington St Hlth Care Facs Auth (Children’s Hosp & Regl Med Ctr) FSA 5.25%, 10/01/14	3,975	3,979,293

		498,152,042

Wisconsin – 2.4%
Milwaukee Metro Swr Dist WI GO 5.00%, 10/01/16	3,710	4,363,776
Wisconsin GO AMBAC Series 1 5.00%, 5/01/15-5/01/16	12,830	14,788,599
FSA Series B 5.25%, 5/01/17 (Prerefunded/ETM)	2,000	2,129,320
MBIA Series 1 5.25%, 5/01/13	4,545	5,140,713
MBIA Series 2 5.00%, 5/01/14	19,965	22,719,172
MBIA Series A 5.00%, 5/01/13	12,570	14,108,568
MBIA Series B 5.00%, 5/01/11-5/01/13	16,640	18,007,686

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA-RE Series 3 5.25%, 5/01/13	$5,500	$6,220,885
MBIA-RE Series E 5.00%, 5/01/15	4,175	4,798,996
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) AMBAC Series B 5.00%, 7/01/13	4,270	4,808,020
FSA Series A 5.25%, 7/01/14-7/01/16	12,610	14,756,025
MBIA-RE 5.00%, 7/01/16	6,885	7,987,839
MBIA-RE Series I 5.00%, 7/01/17	2,000	2,329,860

		122,159,459

Total Long-Term Municipal Bonds (cost $4,675,794,585)		4,866,615,089

Short-Term Municipal Notes – 0.7%
California – 0.1%
California Dept Wtr Res Pwr Series F-2 0.30%, 5/01/20(h)	4,800	4,800,000

Colorado – 0.3%
Colorado Ed Cul Fac Auth (Natl Jewish Fed Bd Prog) 0.35%, 12/01/37(h)	1,400	1,400,000
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.30%, 5/01/38(h)	3,585	3,585,000
0.35%, 9/01/33-9/01/35(h)	3,585	3,585,000
Series A-14 0.35%, 2/01/25(h)	1,395	1,395,000
Series D 0.35%, 10/01/38(h)	2,300	2,300,000
Colorado Edl & Cultural Facs Auth (YMCA) Series 2008 0.30%, 10/01/38(h)	1,000	1,000,000

		13,265,000

District Of Columbia – 0.0%
District of Columbia (American Univ) Series 2008 0.30%, 10/01/38(h)	1,000	1,000,000

48	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 0.0%
Lee Memorial Hlth Sys FL 0.30%, 4/01/33(h)	$3,000	$3,000,000

Massachusetts – 0.1%
Massachusetts GO Series 00A 0.39%, 12/01/30(h)	3,400	3,400,000

Nevada – 0.1%
Reno (Retral-Reno Transp Rail Access Corridor Proj) 0.32%, 6/01/42(h)	5,500	5,500,000

New Hampshire – 0.1%
New Hampshire Hlth & Ed Fac Auth (Wentworth-Douglass Hosp) Series 2008 0.35%, 1/01/31(h)	7,805	7,805,000

New York – 0.0%
Syracuse NY IDA (Syracuse Univ) 0.30%, 12/01/37(h)	200	200,000

Total Short-Term Municipal Notes (cost $38,970,000)		38,970,000

Total Municipal Obligations (cost $4,714,764,585)		4,905,585,089

AGENCIES – 2.4%
Other – 2.4%
Federal Home Loan Banks 4.75%, 12/16/16	63,000	68,689,845
Series 1 4.875%, 5/17/17	48,455	52,886,791

Total Agencies (cost $121,093,432)		121,576,636

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	49

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.0%
Time Deposit – 0.0%
State Street Time Deposit 0.01%, 10/01/09 (cost $2,939)	$3	$2,939

Total Investments – 98.4% (cost $4,835,860,956)		5,027,164,664
Other assets less liabilities – 1.6%		79,155,551

Net Assets – 100.0%		$5,106,320,215

INTEREST RATE SWAP TRANSACTIONS (see Note 3.B)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$22,255	2/12/12	SIFMA	*	3.548%	$1,275,493

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2009.

(b)	Variable rate coupon, rate shown as of September 30, 2009.

(c)	Illiquid security.

(d)	Security is in default and is non-income producing.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2009.

(f)	When-Issued or delayed delivery security.

(g)	Private Placement

(h)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2009, the Portfolio held 39.9% of net assets in insured bonds (of this amount 5.8% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

50	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

Glossary:

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

CSD – Central/Community School District

DOT – Department of Transportation

EDA – Economic Development Agency

EDC – Economic Development Corporation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance Inc.

GAN – Grant Anticipation Note

GO – General Obligation

HDC – Housing Development Corporation

HFA – Housing Finance Authority

ID – Improvement District

IDA – Industrial Development Authority/Agency

ISD – Independent School District

LID – Local Improvement District

MBIA – MBIA Insurance Corporation+

MBIA-RE – MBIA Reinsuring FGIC

MFHR – Multi-Family Housing Revenue

PCR – Pollution Control Revenue Bond

SD – School District

SFMR – Single Family Mortgage Revenue

SRF – State Revolving Fund

SSA – Special Services Area

TRAN – Tax & Revenue Anticipation Note

UPMC – University of Pittsburgh Medical Center

USD – Unified School District

+	MBIA – Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2009

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.5%
Long-Term Municipal Bonds – 97.1%
California – 84.9%
Antelope Valley CA UHSD GO MBIA Series A 5.375%, 8/01/19	$1,000	$1,079,180
Antioch CA Pub Fin Auth (Antioch CA Mun Fac Proj COP) MBIA Series B 5.50%, 1/01/16	2,380	2,452,899
Azusa CA USD GO FSA 5.00%, 7/01/24	2,320	2,427,323
Bay Area Infra Fin Auth (California St Acceleration Nts) MBIA-RE 5.00%, 8/01/17	32,350	33,090,815
Bay Area Toll Auth CA 5.00%, 4/01/16-4/01/22	39,845	45,523,589
Series F 5.00%, 4/01/12	2,910	3,188,632
California Dept Wtr Res Cen Vy FGIC 5.25%, 12/01/18	4,935	5,451,596
5.25%, 12/01/18 (Prerefunded/ETM)	65	74,487
MBIA 5.00%, 12/01/16	7,340	8,390,207
California Dept Wtr Res Pwr 5.00%, 5/01/17-5/01/18	24,410	28,220,761
6.00%, 5/01/13	2,760	3,106,242
AMBAC Series A 5.50%, 5/01/13	6,190	6,880,309
FSA 5.00%, 5/01/17	21,050	24,345,167
California Dept Wtr Res Wtr FSA Series W 5.25%, 12/01/22 (Prerefunded/ETM)	260	284,440
MBIA 5.00%, 12/01/16 (Prerefunded/ETM)	60	70,348
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13-7/01/14	14,270	16,032,619
MBIA 5.00%, 7/01/15	4,390	4,902,401
5.25%, 7/01/13	16,355	18,310,404

52	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA Series A 5.00%, 7/01/12	$2,980	$3,242,836
Series A 5.25%, 1/01/11-7/01/12	24,875	26,317,438
California Fed Highway Grant MBIA-RE Series A 5.00%, 2/01/12-2/01/14	33,625	37,534,014
California GO 5.00%, 2/01/12-9/01/12	5,640	6,080,264
5.25%, 10/01/20	10,060	10,687,643
5.25%, 9/01/18-9/01/20 (Prerefunded/ETM)	465	484,930
AMBAC 6.00%, 2/01/17	5,470	6,423,421
FSA 5.00%, 5/01/12-8/01/16	12,480	13,920,016
MBIA 5.00%, 3/01/16-8/01/24	985	1,095,252
California Hlth Fac Fin Auth (Catholic Healthcare West) Series I 5.125%, 7/01/22	3,790	3,921,930
California Hlth Fac Fin Auth (Stanford Hosp) Series A-3 3.45%, 11/15/40(a)	2,705	2,763,157
California Infra & Eco Dev Bk (Pacific Gas & Electric Company) 3.75%, 11/01/26(a)	8,670	8,715,084
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.00%, 10/01/15	1,030	1,146,647
California Poll Cntl Fin Auth (USA Waste Svcs) 4.00%, 6/01/18(a)	1,000	999,830
4.50%, 6/01/18(a)	2,500	2,497,950
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,734,858
California Pub Wks Brd (CA Lease State Univ Sys) MBIA-RE 5.00%, 10/01/14	3,740	4,157,421

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Pub Wks Brd (Univ of California Lease) MBIA-RE 5.00%, 9/01/16	$1,525	$1,732,247
MBIA-RE Series E 5.00%, 6/01/15	3,030	3,404,993
Series 2009E 5.00%, 4/01/23	1,950	2,130,083
Series E 5.00%, 4/01/21-4/01/22	10,825	11,940,785
California Spl Dist Assn COP FSA Series Z 5.50%, 8/01/17 (Prerefunded/ETM)	1,000	1,111,860
California State Univ AMBAC Series B 5.00%, 11/01/14	3,575	4,075,000
MBIA-RE Series A 5.00%, 11/01/24	1,570	1,641,953
California Statewide CDA (Jewish Home St Ins) 4.50%, 11/15/13	1,025	1,045,941
California Statewide CDA (Redlands Cmnty Hospital) RADIAN Series A 5.00%, 4/01/12-4/01/13	3,485	3,597,908
California Statewide CDA (Southern California Edison) XLCA Series B 4.10%, 4/01/28(a)	14,055	14,274,258
California Statewide CDA COP AMBAC 5.60%, 10/01/11 (Prerefunded/ETM)	28,500	29,523,435
Chaffey CCD CA GO MBIA Series B 5.00%, 6/01/25	1,440	1,533,154
Coati-Rohnert Pk USD CA GO MBIA-RE 5.00%, 8/01/20	2,020	2,129,242
Compton CA CRA (Compton CA Tax Alloc) AMBAC Series A 5.00%, 8/01/11	3,395	3,470,709
Culver City CA Redev Agy (Culver City CA Redev Proj Area) AMBAC 5.50%, 11/01/14	1,195	1,222,557

54	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA 5.50%, 11/01/18	$1,000	$1,030,920
MBIA Series A 5.50%, 11/01/17	1,270	1,311,237
Dinuba CA Redev Agy Tax Alloc 4.40%, 10/01/11	3,350	3,350,938
Fremont CA Pub Fin Auth (Fremont CA Spl Assmt) Series A 3.75%, 9/02/11	1,130	1,113,208
Gateway CA USD GO MBIA Series A 5.00%, 8/01/24	1,230	1,276,125
Gilroy CA USD GO MBIA-RE 5.25%, 8/01/20	1,900	2,046,091
Golden St Tobacco Sec CA 5.625%, 6/01/38 (Prerefunded/ETM)	16,765	19,189,890
6.25%, 6/01/33 (Prerefunded/ETM)	22,130	24,674,286
6.75%, 6/01/39 (Prerefunded/ETM)	12,205	14,456,578
AMBAC Series B 5.00%, 6/01/38 (Prerefunded/ETM)	3,450	3,872,660
Series B 5.50%, 6/01/43 (Prerefunded/ETM)	29,240	33,339,740
Golden St Tobacco Sec CA (California Tobacco Sec/St App) AMBAC Series A 5.00%, 6/01/20	10,970	10,998,083
Grossmont-Cuyamaca CCD CA GO 5.25%, 8/01/17	1,150	1,370,685
Industry CA GO 5.00%, 7/01/17	3,655	4,161,766
Inland Valley CA Dev Agy (Inland Valley CA Dev Agy Tax Alloc) 5.25%, 4/01/12-4/01/13	4,730	4,908,352
5.50%, 4/01/14	1,320	1,388,548
Kern CA HSD GO 7.10%, 8/01/11 (Prerefunded/ETM)	1,000	1,117,810
MBIA Series A 6.30%, 2/01/11	1,000	1,047,740

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

LA Cnty CA Reg Pk & Open Space MBIA Series A 5.00%, 10/01/14-10/01/15	$13,735	$15,980,945
Lincoln CA CFD #2003-1 5.35%, 9/01/16 (Prerefunded/ETM)	705	822,051
5.90%, 9/01/24 (Prerefunded/ETM)	1,100	1,305,524
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series A 5.00%, 12/01/13-12/01/14	7,505	7,508,575
Long Beach CA Bond Fin Auth (Long Beach CA Lease Civic Ctr) MBIA Series A 5.00%, 10/01/17	3,130	3,130,751
Long Beach CA Bond Fin Auth (Long Beach CA Lease Pub Safety) AMBAC 5.25%, 11/01/19-11/01/22	3,765	3,804,827
Long Beach CA USD GO Series 2008A 5.00%, 8/01/18	9,845	11,402,282
Series A 5.00%, 8/01/15-8/01/16	7,850	9,086,269
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series A 5.00%, 5/15/13	4,000	4,240,760
5.50%, 5/15/14-5/15/17	14,490	15,650,605
Los Angeles CA Dept W&P Pwr FSA Series A 5.25%, 7/01/18	2,040	2,168,948
MBIA Series A 5.375%, 7/01/18	5,000	5,344,600
Los Angeles CA Dept W&P Wtr MBIA Series B 5.00%, 7/01/12	2,260	2,500,351
Los Angeles CA GO MBIA Series A 5.00%, 9/01/16	3,240	3,582,792
Los Angeles CA Santn Equip Fee FSA Series A 5.25%, 2/01/19-2/01/20	8,355	8,729,397
Los Angeles CA USD GO AMBAC Series 2004G 5.00%, 7/01/13	3,260	3,664,436

56	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series B 5.00%, 7/01/12	$2,330	$2,561,183
AMBAC Series C 5.00%, 7/01/12	6,030	6,628,297
AMBAC Series E 5.00%, 7/01/15	3,090	3,539,626
FGIC Series A-1 5.00%, 7/01/20-7/01/22	13,485	14,636,650
FSA Series 1997F 5.00%, 7/01/15	1,200	1,320,828
FSA Series 2004H 5.00%, 7/01/14	1,435	1,644,065
FSA Series A 5.00%, 7/01/22 (Prerefunded/ETM)	4,900	5,586,441
5.25%, 7/01/20 (Prerefunded/ETM)	1,470	1,689,339
FSA Series B 5.00%, 7/01/16	10,190	11,719,621
MBIA 5.75%, 7/01/15	5,000	5,957,800
MBIA Series A 5.00%, 7/01/11	2,200	2,354,066
5.25%, 7/01/12-7/01/14	10,150	11,319,040
5.50%, 7/01/15	4,630	5,205,509
MBIA Series A-2 5.00%, 7/01/20	11,000	12,030,040
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles CA Mta Sales Tax) AMBAC Series A 5.00%, 7/01/15	1,335	1,552,658
FSA Series A 5.00%, 7/01/14-7/01/15	10,075	11,559,836
MBIA-RE Series A 5.00%, 10/01/10-10/01/12	16,505	16,837,599
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) MBIA Series A 5.00%, 12/01/11	3,605	3,816,253
MBIA-RE Series A 5.00%, 9/01/12-9/01/13	20,480	22,007,529
Mammoth CA USD GO MBIA Zero Coupon, 8/01/21	1,100	609,290
Zero Coupon, 8/01/22	1,000	521,010
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	8,718,492

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA Series B-3 5.00%, 10/01/18	$3,410	$3,807,504
Series A 5.75%, 7/01/21	2,045	2,467,681
5.75%, 7/01/21 (Prerefunded/ETM)	1,615	1,985,093
Monrovia CA Redev Agy (Monrovia CA Ctrl Redev Proj Area #1) 4.40%, 6/01/12	2,830	2,810,982
Mount San Antonio CA CCD GO MBIA Series A 5.00%, 8/01/14	5,610	6,104,914
M-S-R Pub Pwr Agy CA MBIA 5.00%, 7/01/12-7/01/13	4,715	5,173,075
Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) MBIA Series A 5.00%, 7/01/17	2,685	2,701,915
Oakland CA USD GO MBIA 5.00%, 8/01/11-8/01/13	7,070	7,485,499
Orange Cnty CA Pub Fin Auth (Orange Cnty CA Lease) MBIA 5.00%, 7/01/11-7/01/13	21,070	22,921,062
Orange Cnty CA Santn COP Series 2009A 5.00%, 2/01/20	1,890	2,170,476
Series A 5.00%, 2/01/18-2/01/19	9,155	10,627,557
Pittsburg CA Redev Agy 9.60%, 6/01/16 (Prerefunded/ETM)	1,000	1,445,750
Pomona CA Pub Fin Auth AMBAC 5.00%, 2/01/11 (Prerefunded/ETM)	1,255	1,327,777
Pomona CA Pub Fin Auth (Pomona CA Merged Redev) AMBAC 5.00%, 2/01/11	380	391,415
Rancho CA Wtr Dist Fin Auth FSA Series A 5.50%, 8/01/12	1,075	1,166,611
Rancho Santiago CA CCD GO FSA 5.00%, 9/01/25	2,275	2,448,036

58	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sacramento CA Fin Auth FSA Series A 5.375%, 12/01/18 (Prerefunded/ETM)	$1,440	$1,638,576
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	2,000	2,157,100
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl County Santn Dist CA) AMBAC 5.50%, 12/01/21	1,175	1,436,026
Series A 5.60%, 12/01/16	3,055	3,065,051
Salinas CA Pub Fin Auth AD 5.25%, 9/02/11	310	319,920
San Bernardino Cnty CA COP (San Bernrdno Cnty COP Detention Ctr) MBIA Series A 5.25%, 11/01/17	7,495	7,797,573
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) Series 2009 B 5.00%, 5/15/18	20,615	23,892,373
San Diego CA Pub Fac Fin Auth Swr (San Diego CA Swr) 5.00%, 5/15/21	8,520	9,651,797
San Diego CA USD GO FGIC Series D 5.25%, 7/01/25	2,170	2,401,517
San Diego Cnty CA COP AMBAC 5.00%, 2/01/15	2,000	2,255,100
San Diego Cnty CA Wtr Auth FSA Series 2008A 5.00%, 5/01/19	2,680	3,086,824
San Francisco City/Cnty CA Arpt Commn (San Francisco Intl Airport) FSA Series 15A 5.00%, 5/01/18	1,505	1,502,622
Series 34C 5.00%, 5/01/16	11,520	11,970,317
Series 34E 5.00%, 5/01/15-5/01/16	15,355	16,008,325
San Francisco City/Cnty CA Pub Util Wtr MBIA 5.25%, 10/01/14	5,245	5,829,817

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Jose CA Redev Agy MBIA 6.00%, 8/01/15 (Prerefunded/ETM)	$330	$405,253
San Jose CA Redev Agy (San Jose CA Redev Merged Proj) MBIA 6.00%, 8/01/15	670	752,993
San Mateo Cnty CA CCD GO MBIA-RE Series A 5.375%, 9/01/20	1,140	1,239,636
San Ramon Vly USD CA GO FSA 5.25%, 8/01/20	1,000	1,116,930
Santa Clara CA Redev Agy (Bayshore North Proj) MBIA 5.00%, 6/01/15	1,000	1,002,180
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) MBIA 5.375%, 9/01/17	560	571,155
Southern CA Tob Stlmnt Series B 6.00%, 6/01/43 (Prerefunded/ETM)	9,180	10,372,023
Tahoe Truckee CA USD GO MBIA 5.50%, 8/01/19	1,185	1,415,317
Univ of California FSA Series J 5.00%, 5/15/16	6,330	7,331,153
MBIA Series K 5.00%, 5/15/13-5/15/15	14,040	16,035,785
Series 2009 Q 5.25%, 5/15/22	3,510	4,017,546
Vernon CA Elec Sys Series 2009A 5.00%, 8/01/12	16,150	17,407,923
Walnut CA Pub Fin Auth (Walnut Impt Proj) AMBAC 5.375%, 9/01/20	2,075	2,142,147

		1,032,639,503

60	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Arizona – 0.2%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	$500	$467,540
Yavapai Cnty AZ IDA (Waste Management, Inc.) Series 2007A 4.25%, 3/01/28(a)	1,445	1,449,841

		1,917,381

Colorado – 0.0%
Denver Co. City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	385	424,582

Florida – 3.6%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	765	808,085
Chapel Creek FL CDD 5.20%, 5/01/11	1,590	908,876
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	13,000	14,203,670
Concorde Estates CDD FL Series 04B 5.00%, 5/01/11	520	321,339
Dupree Lakes CDD FL 5.00%, 11/01/10	255	177,447
Durbin Crossing CDD FL Series B-2 4.875%, 11/01/10	1,820	1,341,322
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13(b)	635	410,400
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) MBIA 5.00%, 7/01/13	6,760	7,445,802
Florida Turnpike Auth (Florida Turnpike) MBIA-RE 5.00%, 7/01/14	3,040	3,431,187
Lake Ashton II CDD FL Series B 4.875%, 11/01/10	360	247,900
Lakewood Ranch Stwdshp Dist FL Series B 5.00%, 5/01/13	1,100	785,554

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Meadow Pointe III CDD FL Series 2004-1 4.80%, 11/01/09	$400	$399,272
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	2,400	2,410,032
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,170,016
New River CDD FL Series B 5.00%, 5/01/13(b)(c)	1,735	788,610
Palm Glades CDD FL Series B 4.85%, 8/01/11	675	449,023
Parker Rd CDD FL Series B 5.35%, 5/01/15	2,060	1,297,903
Paseo CDD FL 5.00%, 2/01/11(b)	665	384,530
Series B 4.875%, 5/01/10(b)	670	357,847
The Quarry CDD FL 5.25%, 5/01/16	1,545	1,256,100
Rolling Hills CDD FL Series B 5.125%, 11/01/13	425	294,997
Shingle Creek FL CDD 5.75%, 5/01/15(b)	2,375	1,238,301
Six Mile Creek CDD FL 5.50%, 5/01/17	1,050	595,728
Sterling Hill CDD FL Series B 5.50%, 11/01/10	175	162,696
Stoneybrook CDD FL Series B 5.45%, 11/01/15(b)	3,435	1,623,621
Tern Bay CDD FL Series B 5.00%, 5/01/15(b)(c)	1,015	355,240
Venetian CDD FL Series B 5.95%, 5/01/12	120	105,761
Waterford Estates CDD FL 5.125%, 5/01/13(b)(c)	1,000	359,780

		43,331,039

62	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guam – 0.4%
Guam Wtrworks Auth COP 5.00%, 7/01/12 (Prerefunded/ETM)	$1,270	$1,299,908
5.18%, 7/01/15 (Prerefunded/ETM)	1,997	2,036,393
5.50%, 7/01/16 (Prerefunded/ETM)	1,500	1,536,885

		4,873,186

Illinois – 0.2%
Bolingbrook IL Sales Tax 6.00%, 1/01/26(d)	4,450	2,116,287
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	617	518,113

		2,634,400

Indiana – 0.1%
South Bend IN Econ Dev (One Michiana Square Proj) 1.00%, 10/01/09(a)(b)(c)	3,100	1,550,000

Louisiana – 0.1%
Coves of The Highland CDD LA 5.60%, 11/01/21(b)	3,200	658,688
Tangipahoa Parish Sch Rd CDD LA 5.90%, 5/01/22(b)	1,035	587,932

		1,246,620

Nevada – 1.1%
Clark Cnty NV SD GO 5.00%, 6/15/16	3,340	3,794,307
MBIA 5.50%, 6/15/12	7,165	7,904,858
Clark Cnty NV SID #142 (Clark Cnty NV SID #142 Mtns Edg) 5.30%, 8/01/11	1,910	1,912,807
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13	315	148,636

		13,760,608

North Carolina – 0.5%
North Carolina Eastern Mun Pwr Agy Series 2009 SER 5.00%, 1/01/16(e)	2,375	2,582,718
Series C 5.30%, 1/01/15	3,580	3,867,832

		6,450,550

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 1.1%
American Mun Pwr OH (Goldman Sachs Group, Inc.) Series A 5.00%, 2/01/13	$10,350	$10,898,860
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	2,500	2,444,775

		13,343,635

Pennsylvania – 0.6%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	7,750	7,290,657

Puerto Rico – 3.8%
Puerto Rico Elec Pwr Auth Series W 5.50%, 7/01/17	3,940	4,472,806
Puerto Rico GO FGIC 5.25%, 7/01/10	2,000	2,032,260
Series A 5.00%, 7/01/30(a)	3,230	3,341,629
Puerto Rico Govt Dev Bank 5.00%, 12/01/11	1,035	1,091,397
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy& Trnsp Spl Tax) AMBAC Series A 5.50%, 7/01/10	195	198,498
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series A 5.00%, 8/01/10	3,915	3,976,661
Puerto Rico Pub Bldgs Auth Series C 5.50%, 7/01/12 (Prerefunded/ETM)	5	5,588
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	2,550	2,786,206
Series C 5.25%, 7/01/11	1,015	1,057,752
5.50%, 7/01/12	1,135	1,208,094
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27(a)	8,365	8,721,935

64	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39(a)	$16,970	$17,686,643

		46,579,469

South Carolina – 0.1%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16	1,628	676,808

Texas – 0.2%
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/21	1,180	1,268,571
El Paso Cnty TX GO MBIA 5.00%, 2/15/16	1,435	1,641,109

		2,909,680

Virginia – 0.2%
Broad Street CDA VA 7.125%, 6/01/15	1,124	1,096,147
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18	1,155	1,052,644

		2,148,791

Total Long-Term Municipal Bonds (cost $1,145,883,486)		1,181,776,909

Short-Term Municipal Notes – 0.4%
California – 0.4%
California Infra & Eco Dev Bk (Jewish Cmnty Ctr San Francisco) 0.28%, 12/01/31(f)	2,200	2,200,000
California Infra & Eco Dev Bk (Rand Corporation) 0.27%, 4/01/42(f)	1,300	1,300,000
Tahoe Forest CA Hosp Dist 0.35%, 7/01/33(f)	700	700,000

Total Short-Term Municipal Notes (cost $4,200,000)		4,200,000

Total Municipal Obligations (cost $1,150,083,486)		1,185,976,909

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.0%
Time Deposit – 0.0%
State Street Time Deposit 0.01%, 10/01/09 (cost $8,722)	$9	$8,722

Total Investments – 97.5% (cost $1,150,092,208)		1,185,985,631
Other assets less liabilities – 2.5%		30,696,227

Net Assets – 100.0%		$1,216,681,858

(a)	Variable rate coupon, rate shown as of September 30, 2009.

(b)	Illiquid security.

(c)	Security is in default and is non-income producing.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2009.

(e)	When-Issued or delayed delivery security.

(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2009, the Portfolio held 48.8% of net assets in insured bonds (of this amount 7.7% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AD – Assessment District

AMBAC – Ambac Assurance Corporation

CCD – Community College District

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance Inc.

GO – General Obligation

HSD – High School District

ID – Improvement District

IDA – Industrial Development Authority/Agency

LID – Local Improvement District

MBIA – MBIA Insurance Corporation+

MBIA-RE – MBIA Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

66	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

SD – School District

SSA – Special Services Area

UHSD – Unified/Union High School District

USD – Unified School District

XLCA – XL Capital Assurance Inc.

+	MBIA – Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Intermediate California Municipal Portfolio—Portfolio of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2009

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.3%
Long-Term Municipal Bonds – 92.5%
New York – 77.4%
Albany Cnty NY GO MBIA-RE 5.00%, 10/01/12	$605	$632,346
Erie Cnty NY IDA (Buffalo NY SD) FSA 5.00%, 5/01/14	1,120	1,242,293
5.75%, 5/01/24	1,520	1,658,609
FSA Series A 5.00%, 5/01/16	1,210	1,357,959
Long Island Pwr Auth NY AMBAC Series A 5.50%, 12/01/09	1,180	1,187,965
MBIA Series D 5.00%, 9/01/12	10,115	11,163,319
MBIA Series F 5.00%, 5/01/13-5/01/16	34,590	38,476,521
Metropolitan Trnsp Auth NY AMBAC Series A 5.50%, 11/15/18	5,325	5,858,938
AMBAC Series B 5.00%, 7/01/20 (Prerefunded/ETM)	535	535,589
AMBAC Series B-1 5.00%, 7/01/18 (Prerefunded/ETM)	1,000	1,091,130
MBIA Series E 5.00%, 11/15/10	10,150	10,461,199
Series B 5.00%, 11/15/16-11/15/17	6,645	7,524,190
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) FSA Series A 5.25%, 11/15/12	7,425	8,246,576
MBIA Series A 5.00%, 11/15/11	1,865	2,010,246
5.25%, 11/15/13	2,660	3,014,126
MBIA-RE Series A 5.25%, 11/15/15-11/15/16	12,965	15,103,460
Nassau Cnty NY GO AMBAC Series A 5.50%, 7/01/10	1,120	1,159,200
6.00%, 7/01/11	1,000	1,085,420
MBIA 5.40%, 1/15/10	1,090	1,104,148

68	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA-RE Series A 6.00%, 7/01/12-7/01/13	$2,000	$2,275,820
Series 2009 F 5.00%, 10/01/11	1,285	1,383,585
Nassau Cnty NY IDA (No. Shore L.I. Jewish Obl Grp) 5.625%, 11/01/10	265	265,832
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC 5.375%, 11/15/15-11/15/16	1,100	1,176,349
AMBAC Series B 5.00%, 11/15/14	3,595	4,036,682
AMBAC Series H 5.25%, 11/15/13	1,745	1,989,946
New York Bridge Auth 5.00%, 1/01/17	4,575	4,797,848
New York NY GO 5.00%, 4/01/11-8/15/16	30,450	33,814,894
5.25%, 9/01/14-9/01/16	23,140	26,719,560
5.50%, 8/01/13	8,055	8,997,918
FSA 5.25%, 8/01/12-8/01/14	13,615	15,107,782
MBIA 5.00%, 8/01/16	2,350	2,619,780
5.75%, 8/01/11	7,570	8,207,470
MBIA-RE 5.00%, 8/01/13	2,750	3,070,320
Series 04G 5.00%, 8/01/12	3,910	4,286,689
Series 4B 5.00%, 8/01/10	1,125	1,167,435
Series A 5.25%, 8/01/17	5,705	6,299,632
Series B 5.00%, 8/01/10	2,615	2,713,638
Series C 5.00%, 1/01/16	4,410	5,023,916
5.50%, 8/01/14-9/15/19	6,970	7,754,514
5.50%, 9/15/19 (Prerefunded/ETM)	900	1,046,385
Series E 5.00%, 8/01/16	5,500	6,305,310
Series F 5.25%, 8/01/16	3,335	3,523,494
Series G 5.00%, 8/01/10-8/01/11	2,540	2,668,809
Series H 5.00%, 8/01/11	1,080	1,156,378

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series I 5.00%, 8/01/10-8/01/14	$7,965	$8,512,895
XLCA 6.50%, 5/15/17 (Prerefunded/ETM)	2,740	2,870,972
New York NY Hlth & Hosp Corp. 5.00%, 2/15/14	10,215	11,206,059
AMBAC 5.00%, 2/15/10	9,475	9,618,452
New York NY IDA 5.75%, 11/01/11-11/01/12 (Prerefunded/ETM)	3,775	4,031,851
6.00%, 11/01/20 (Prerefunded/ETM)	1,045	1,118,892
New York NY IDA (Magen David Yeshivah) ACA 4.99%, 6/15/13	4,395	4,326,218
New York NY Mun Wtr Fin Auth 5.00%, 6/15/19-6/15/22	40,390	46,163,083
5.50%, 6/15/17	2,460	2,633,725
New York NY Trnsl Fin Auth 5.00%, 11/01/11-11/01/15	65,070	74,172,388
5.25%, 8/01/14-2/01/21	5,930	6,552,388
5.50%, 2/01/17-2/15/17	5,555	5,958,093
AMBAC 5.25%, 8/01/20	2,155	2,306,303
5.25%, 8/01/20 (Prerefunded/ETM)	845	946,434
FSA 5.25%, 2/01/14	7,800	8,831,160
MBIA 5.25%, 2/01/20	6,425	6,952,685
5.375%, 2/01/14	3,610	4,029,085
MBIA Series E 5.25%, 2/01/21	2,000	2,153,020
MBIA-RE 5.00%, 11/01/13	18,405	21,002,866
5.50%, 11/01/13	7,075	8,054,322
Series 02A 5.50%, 11/01/26(a)	17,885	19,427,224
Series B 5.25%, 2/01/29(a)	17,915	18,863,599
Series C 5.25%, 2/01/13	5,010	5,630,438

70	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY Trst for Cult Res (Lincoln Center Performing Arts) 5.75%, 12/01/16	$22,790	$26,701,903
New York St Dormitory Auth 5.375%, 7/01/19 (Prerefunded/ETM)	1,400	1,565,858
FGIC 5.50%, 7/01/17-7/01/20 (Prerefunded/ETM)	2,640	2,863,898
FSA 5.75%, 8/15/11-2/15/12 (Prerefunded/ETM)	1,040	1,088,703
5.875%, 2/15/13 (Prerefunded/ETM)	100	104,790
MBIA 5.20%, 2/15/16 (Prerefunded/ETM)	1,000	1,114,340
New York St Dormitory Auth (Aids Long-Term Hlth Care Loan Pool) 5.00%, 11/01/11	3,875	4,051,816
New York St Dormitory Auth (Brookdale Hospital Med Ctr) MBIA 5.20%, 2/15/14	1,140	1,145,860
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	12,195	13,151,088
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,000	1,068,730
New York St Dormitory Auth (Mt. Sinai Hlth) 5.00%, 7/01/11	2,780	2,788,785
New York St Dormitory Auth (New York Medical College) MBIA 5.25%, 7/01/11	1,085	1,091,282
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/10-2/15/16	29,155	32,504,030
FSA 5.00%, 2/15/16	3,830	4,363,174
5.75%, 8/15/11	5	5,173
MBIA 5.00%, 8/15/17	480	480,168
MBIA Series 1998D 5.25%, 2/15/13	110	110,635

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	71

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York St Lease Secured Hosp) 3.875%, 2/15/12	$1,000	$1,041,840
4.00%, 2/15/13-8/15/15	9,035	9,542,533
New York St Dormitory Auth (New York St Lease SUNY) Series B 5.25%, 11/15/23(b)	4,960	5,348,269
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/12-3/15/18	78,800	90,962,863
AMBAC 5.00%, 3/15/15	1,650	1,910,584
FSA 5.00%, 3/15/13	2,525	2,832,318
MBIA-RE 5.50%, 3/15/14	4,750	5,354,722
Series 2008 A 5.00%, 3/15/20	4,750	5,492,282
Series 2009 D 5.00%, 6/15/18-6/15/20	9,230	10,892,854
New York St Dormitory Auth (New York Univ) MBIA 5.00%, 7/01/11	1,815	1,933,955
5.75%, 7/01/12	1,540	1,722,444
MBIA Series A 6.00%, 7/01/18	1,000	1,230,790
New York St Dormitory Auth (NYU Hosp Center) 5.00%, 7/01/10	1,000	1,014,680
New York St Dormitory Auth (Winthrop So Nassau Univ Hlth) AMBAC Series A 5.25%, 7/01/18	1,000	1,036,570
AMBAC Series B 5.25%, 7/01/19	1,325	1,370,275
New York St Dormitory Auth (Wyckoff Heights Medical Ctr) MBIA 5.20%, 2/15/16	5,820	5,846,248
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.)
MBIA Series C 3.245%, 4/01/34(b)(c)	17,725	17,708,870
New York St Envrn Fac Corp. (New York NY Mun Wtr Auth) Series 2009 A 5.25%, 6/15/24	7,300	8,498,806

72	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/14-6/15/25	$30,070	$33,002,777
5.75%, 6/15/11	745	809,316
New York St Envrn Fac Corp. (New York St Pers Income Tax) MBIA-RE 5.00%, 12/15/23	1,060	1,145,849
New York St Envrn Fac Corp. (New York St SRF) 4.95%, 6/15/10	1,730	1,734,792
5.20%, 12/15/15	225	225,666
5.375%, 11/15/18	1,485	1,567,195
5.875%, 7/15/20	4,560	4,612,121
New York St HFA (New York St Lease HFA Svc Cont) MBIA 5.50%, 9/15/18	2,720	2,741,842
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(d)(e)	1,980	5,940
New York St Loc Gov Asst Corp. 5.00%, 4/01/14-4/01/20	49,980	57,709,657
FSA 5.00%, 4/01/13	4,230	4,751,347
New York St Mortgage Agy Sfhr (New York St Mortgage Agy) 4.50%, 4/01/23	2,850	2,820,958
New York St Pwr Auth MBIA 5.00%, 11/15/16	6,180	7,268,731
New York St Thruway Auth FSA Series 2005A 5.00%, 3/15/18 (Prerefunded/ETM)	895	1,023,406
New York St Thruway Auth (New York St Lease Thruway Svc) MBIA 5.10%, 4/01/10	1,050	1,073,341
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/14-3/15/16	10,950	12,736,805
AMBAC 5.00%, 3/15/15	10,170	11,776,148
FSA 5.00%, 3/15/14-3/15/15	8,840	10,222,961
FSA Series 2005A 5.00%, 3/15/18	1,035	1,174,383

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	73

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Thruway Auth (New York St Thruway Au Ded Tax) 5.00%, 4/01/17	$21,620	$25,002,881
AMBAC 5.00%, 1/01/13-1/01/14	12,285	13,567,704
5.25%, 4/01/11-4/01/14	20,665	22,773,228
FSA 5.00%, 4/01/12	1,415	1,553,783
FSA Series 5B 5.00%, 4/01/14	64,440	73,443,557
FSA Series B 5.00%, 4/01/15	15,785	18,137,596
MBIA 5.00%, 4/01/24	1,060	1,143,168
5.25%, 4/01/12-4/01/14	13,930	15,718,226
MBIA Series C 5.25%, 4/01/11	4,625	4,932,562
MBIA-RE Series B 5.00%, 4/01/13-4/01/16	27,025	30,468,964
New York St UDC (New York St Lease UDC Svc Cont) 5.00%, 1/01/19	3,525	4,010,956
New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/16	2,045	2,372,609
AMBAC 5.00%, 12/15/20	6,265	6,968,246
Niagara Falls NY Bridge Comm FGIC 6.30%, 10/01/12 (Prerefunded/ETM)	4,670	5,385,070
Onondaga Cnty NY GO 5.70%, 4/01/11	770	828,120
5.70%, 4/01/11 (Prerefunded/ETM)	1,830	1,968,421
Port Authority of NY & NJ MBIA-RE 5.125%, 11/15/15	1,355	1,364,919
5.50%, 11/15/10	12,530	13,151,363
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/11	4,485	4,740,645
5.50%, 6/01/15-6/01/16	16,755	17,405,275
Series 2008 5.00%, 6/01/12	8,000	8,660,720
Series A-1 5.50%, 6/01/15	3,820	3,909,579

74	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series B-1C 5.50%, 6/01/14	$16,465	$16,482,947
Tompkins Cnty NY IDA (Ithaca College) 5.00%, 7/01/16	2,615	2,844,126
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/11-1/01/20	50,010	58,039,031
5.25%, 11/15/12-1/01/17	19,480	21,925,995
5.50%, 1/01/12-1/01/17 (Prerefunded/ETM)	17,885	19,954,104
MBIA 5.125%, 1/01/18 (Prerefunded/ETM)	8,165	8,274,738
5.25%, 11/15/15	3,145	3,607,284
Triborough Brdg & Tunl Auth NY (New York St Lease NYC Convention Ctr) 6.00%, 1/01/11	1,490	1,588,370
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	975	892,856
Yonkers NY GO MBIA 5.00%, 8/01/12-8/01/14	7,925	8,526,466

		1,388,673,252

Arizona – 0.1%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	675	631,179
Yavapai Cnty AZ IDA (Waste Management, Inc.) Series 2007A 4.25%, 3/01/28(b)	2,190	2,197,337

		2,828,516

California – 1.0%
San Diego Cnty CA Wtr Auth MBIA Series 1991B 6.30%, 4/21/11(f)	17,500	18,033,575

Colorado – 0.1%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	765	843,650
Todd Creek Farms Met Dist #1 CO 5.60%, 12/01/14(e)	2,765	1,441,339

		2,284,989

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 2.9%
Amelia Walk CDD FL Series B 5.20%, 5/01/14(e)	$725	$384,729
Arborwood CDD FL Series A-2 5.25%, 5/01/36	40	28,581
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	1,180	1,246,458
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	22,615	24,708,923
Concorde Estates CDD FL Series 04B 5.00%, 5/01/11	690	426,392
Dupree Lakes CDD FL 5.00%, 11/01/10	350	243,555
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	3,205	1,996,138
Series B-2 4.875%, 11/01/10	2,295	1,691,392
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13(e)	950	613,985
Fishhawk CDD #2 FL Series B 5.125%, 11/01/09	570	513,051
Hammock Bay CDD FL Series B 5.375%, 5/01/11	60	59,336
Heritage Plantation CDD FL Series B 5.10%, 11/01/13	955	509,578
Lakewood Ranch Stwdshp Dist FL Series B 5.00%, 5/01/13	230	164,252
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(e)	1,710	634,410
Live Oak CDD FL Series B 5.00%, 11/01/09(e)	755	393,091
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	3,300	3,313,794

76	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miami-Dade Cnty FL Aviation (Miami-Dade Intl Arpt) 5.75%, 10/01/20	$1,435	$1,601,288
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,350	1,142,600
Palm Glades CDD FL Series B 4.85%, 8/01/11	1,010	671,872
Parkway Center CDD FL Series B 5.625%, 5/01/14	2,045	1,672,237
Paseo CDD FL 5.00%, 2/01/11(e)	860	497,286
Polk Cnty FL SD Sales Tax FSA 5.00%, 10/01/16	2,665	2,970,329
The Quarry CDD FL 5.25%, 5/01/16	1,950	1,585,370
Six Mile Creek CDD FL 5.50%, 5/01/17	1,285	729,058
Sterling Hill CDD FL Series B 5.50%, 11/01/10	175	162,696
Stoneybrook CDD FL Series B 5.45%, 11/01/15(e)	4,300	2,032,481
Tern Bay CDD FL Series B 5.00%, 5/01/15(d)(e)	1,475	516,235
Venetian CDD FL Series B 5.95%, 5/01/12	180	158,641
Verano CDD FL Series B 5.00%, 11/01/13	1,765	928,125

		51,595,883

Georgia – 0.4%
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	6,975	7,420,075

Guam – 0.3%
Guam Wtrworks Auth 5.00%, 7/01/11	2,160	2,197,260
Guam Wtrworks Auth COP 5.18%, 7/01/15 (Prerefunded/ETM)	2,677	2,729,717

		4,926,977

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 0.3%
Bolingbrook IL Sales Tax 5.75%, 1/01/15(a)	$1,945	$900,924
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17	1,307	795,205
Cortland IL SSA #10 5.125%, 3/01/14	3,521	3,203,265
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	809	679,341

		5,578,735

Indiana – 0.7%
Indiana Bond Bank Gas (JP Morgan Chase) 5.25%, 10/15/18-10/15/21	10,745	11,244,706
South Bend IN Econ Dev (One Michiana Square Proj) 1.00%, 10/01/09(b)(d)(e)	3,110	1,555,000

		12,799,706

Louisiana – 0.2%
Isabella Lakes CDD LA 6.00%, 8/01/22	1,515	994,310
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14	1,280	1,170,163
Whispering Springs CDD LA 5.20%, 10/01/21	1,500	1,013,850

		3,178,323

Nevada – 0.8%
Clark Cnty NV Arpt FSA Series C 2009 5.00%, 7/01/23	7,345	7,938,329
Clark Cnty NV SD GO Series B 5.00%, 6/15/17	3,620	4,116,664
Henderson NV LID #T-16 (Henderson NV LID #T-16 Falls) 4.625%, 3/01/12	535	258,212
Las Vegas NV SID #607 (Las Vegas NV SID #607 Provdnce) 5.00%, 6/01/10	1,845	1,805,351
5.35%, 6/01/12	1,360	1,259,279

		15,377,835

78	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey – 0.5%
Tobacco Settlement Auth NJ 5.75%, 6/01/32 (Prerefunded/ETM)	$8,030	$8,738,085

North Carolina – 0.4%
North Carolina Eastern Mun Pwr Agy 5.00%, 1/01/15(g)	1,475	1,603,532
5.375%, 1/01/10-1/01/17	4,745	4,941,041

		6,544,573

Ohio – 0.4%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	1,395	1,364,184
Ohio Air Quality Dev Auth (Cleveland Electric Illum) 7.25%, 11/01/32(b)	4,830	5,299,911

		6,664,095

Pennsylvania – 0.5%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	9,845	9,261,487

Puerto Rico – 5.3%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/13-7/01/15	12,425	13,710,807
5.50%, 7/01/16-7/01/19	13,000	14,708,757
MBIA 5.50%, 7/01/16	3,695	4,182,370
Puerto Rico GO 5.00%, 7/01/13	4,980	5,260,872
5.25%, 7/01/14	1,295	1,380,858
Puerto Rico Govt Dev Bank 5.00%, 12/01/11-12/01/12	11,270	11,904,438
Series B 5.00%, 12/01/13	4,410	4,684,611
Puerto Rico Pub Bldgs Auth 5.25%, 7/01/11 (Prerefunded/ETM)	5	5,389
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.00%, 7/01/28(b)	1,000	1,034,560
5.75%, 7/01/15	4,245	4,638,214
Series C 5.25%, 7/01/11	1,740	1,813,289

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27(b)	$4,165	$4,342,721
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/22	23,200	25,982,376
Univ of Puerto Rico 5.00%, 6/01/13	1,015	1,071,058

		94,720,320

South Carolina – 0.0%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16	1,159	481,831

Tennessee – 1.0%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	17,375	17,527,379

Virginia – 0.2%
Broad Street CDA VA 7.125%, 6/01/15	1,686	1,644,221
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18	1,617	1,473,701

		3,117,922

Total Long-Term Municipal Bonds (cost $1,589,923,010)		1,659,753,558`

Short-Term Municipal Notes – 3.8%
New York – 3.8%
New York NY Trnsl Fin Auth 0.28%, 11/01/22-5/01/28(h)	16,150	16,150,000
New York St Thruway Auth (New York St Thruway Gen Rev BANS) 4.00%, 7/15/11	48,785	51,392,558

Total Short-Term Municipal Notes (cost $66,770,108)		67,542,558

Total Municipal Obligations (cost $1,656,693,118)		1,727,296,116

AGENCIES – 2.2%
Other – 2.2%
Federal Home Loan Banks 4.75%, 12/16/16 (cost $40,131,263)	37,000	40,341,655

80	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.0%
Time Deposit – 0.0%
State Street Time Deposit 0.01%, 10/01/09 (cost $99,506)	$100	$99,506

Total Investments – 98.5% (cost $1,696,923,887)		1,767,737,277
Other assets less liabilities – 1.5%		26,448,059

Net Assets—100.0%		$1,794,185,336

(a)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2009.

(b)	Variable rate coupon, rate shown as of September 30, 2009.

(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2009 and the aggregate market value of these securities amounted to $17,708,870 or 1.0% of net assets.

(d)	Security is in default and is non-income producing.

(e)	Illiquid security.

(f)	Floating Rate Security. Stated interest rate was in effect at September 30, 2009.

(g)	When-Issued or delayed delivery security.

(h)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2009, the Portfolio held 31.9% of net assets in insured bonds (of this amount 4.4% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AMBAC – Ambac Assurance Corporation

BAN – Bond Anticipation Note

CDA – Community Development Authority

CDD – Community Development District

COP – Certificate of Participation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance Inc.

GO – General Obligation

HFA – Housing Finance Authority

ID – Improvement District

IDA – Industrial Development Authority/Agency

LID – Local Improvement District

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Intermediate New York Municipal Portfolio—Portfolio of Investments

MBIA – MBIA Insurance Corporation+

MBIA-RE – MBIA Reinsuring FGIC

SD – School District

SRF – State Revolving Fund

SSA – Special Services Area

XLCA – XL Capital Assurance Inc.

+	MBIA – Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

82	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2009

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Assets
Investments in securities at value	$1,185,985,631		$5,027,164,664	$1,767,737,277
Receivables:
Interest	16,190,366		64,435,698	23,658,977
Investment securities sold	16,483,975		1,195,011	3,669,348
Capital shares sold	3,169,886		24,318,895	5,232,341
Unrealized appreciation of interest rate swap agreements	– 0	–	1,275,493	– 0	–

Total assets	1,221,829,858		5,118,389,761	1,800,297,943

Liabilities
Payables:
Dividends to shareholders	1,088,994		4,414,018	1,493,887
Investment securities purchased	2,565,309		1,094,511	1,594,077
Capital shares redeemed	793,225		4,096,737	2,087,204
Management fee	486,099		1,810,596	693,506
Shareholder servicing fee	93,842		398,775	136,885
Distribution fee	27,238		66,493	43,304
Transfer Agent fee	7,668		23,895	8,763
Accrued expenses	85,625		164,521	54,981

Total liabilities	5,148,000		12,069,546	6,112,607

Net Assets	$1,216,681,858		$5,106,320,215	$1,794,185,336

Cost of investments	$1,150,092,208		$4,835,860,956	$1,696,923,887

Net Assets Consist of:
Capital stock, at par*	$83,598		$351,404	$124,974
Additional paid-in capital	1,177,423,870		4,906,098,331	1,719,215,676
Undistributed net investment income/(excess distributions)	(147,790)		(71,380)	4,122
Accumulated net realized gain on investment transactions	3,428,757		7,362,659	4,027,174
Unrealized appreciation of investments and interest rate swaps	35,893,423		192,579,201	70,813,390

	$1,216,681,858		$5,106,320,215	$1,794,185,336

*	The Sanford C. Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Statement of Assets and Liabilities

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets	$1,154,961,090	$4,942,157,465	$1,692,410,494
Shares of capital stock outstanding	79,356,939	340,110,345	117,882,498

Net asset value and offering price per share	$14.55	$14.53	$14.36

Class A Shares
Net Assets	$41,130,376	$114,769,467	$67,471,529
Shares of capital stock outstanding	2,826,321	7,895,945	4,701,298

Net asset value and redemption price per share	$14.55	$14.54	$14.35
Sales charge—4.25% of public offering price	0.65	0.65	0.64

Maximum offering price	$15.20	$15.19	$14.99

Class B Shares
Net Assets	$1,873,350	$3,332,531	$3,426,156
Shares of capital stock outstanding	128,720	229,208	238,838

Net asset value and offering price per share	$14.55	$14.54	$14.35

Class C Shares
Net Assets	$18,717,042	$46,060,752	$30,877,157
Shares of capital stock outstanding	1,286,199	3,168,646	2,151,218

Net asset value and offering price per share	$14.55	$14.54	$14.35

See notes to financial statements.

84	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2009

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$49,898,815		$191,320,063	$67,783,026

Total income	49,898,815		191,320,063	67,783,026

Expenses:
Management fee (see Note 2A)	6,097,729		21,341,732	8,241,863
Shareholder servicing fee (see Note 2B)	1,186,613		4,716,436	1,643,093
Custodian fee	223,455		376,105	236,237
Transfer Agent fee— Non-Retail Class	23,850		108,002	40,466
Transfer Agent fee— Class A	17,302		30,528	21,732
Transfer Agent fee— Class B	2,525		5,162	5,640
Transfer Agent fee— Class C	9,762		18,119	10,378
Distribution fees—Class A	104,835		216,458	143,728
Distribution fees—Class B	40,733		79,761	81,610
Distribution fees—Class C	183,085		388,685	212,505
Registration fees	22,213		295,082	50,948
Directors’ fees and expenses	52,042		188,031	68,968
Legal fees	30,750		129,285	39,622
Auditing and tax fees	36,664		100,567	50,454
Printing fees	10,978		14,013	15,606
Miscellaneous	47,179		153,542	59,759

Total expenses	8,089,715		28,161,508	10,922,609
Less: expense offset arrangement	(36)		(77)	(59)

Net expenses	8,089,679		28,161,431	10,922,550

Net investment income	41,809,136		163,158,632	56,860,476

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions	3,694,936		7,722,275	4,404,932
Swap transactions	– 0	–	515,539	– 0	–

Net realized gain on investment transactions	3,694,936		8,237,814	4,404,932

Net change in unrealized appreciation/(depreciation) of investments and interest rate swaps	49,693,861		243,059,018	92,447,919

Net realized and unrealized gain on investment transactions	53,388,797		251,296,832	96,852,851

Net Increase in Net Assets Resulting from Operations	$95,197,933		$414,455,464	$153,713,327

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations:
Net investment income	$41,809,136	$49,157,206
Net realized gain on investment transactions	3,694,936	6,808,519
Net change in unrealized appreciation/ (depreciation) of investments	49,693,861	(28,825,687)

Net increase in net assets resulting from operations	95,197,933	27,140,038
Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(40,178,779)	(47,795,773)
Class A	(1,088,376)	(783,425)
Class B	(98,602)	(213,961)
Class C	(443,379)	(416,502)
Distributions from net realized gain on investment transactions
Municipal Class	(3,473,589)	– 0	–
Class A	(82,546)	– 0	–
Class B	(14,778)	– 0	–
Class C	(49,331)	– 0	–

Total dividends and distributions to shareholders	(45,429,380)	(49,209,661)

Capital-Share Transactions
Net proceeds from sales of shares	343,093,556	330,569,100
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	11,980,907	7,222,641

Total proceeds from shares sold	355,074,463	337,791,741
Cost of shares redeemed	(605,519,909)	(326,217,737)

Net increase (decrease) in net assets from capital-share transactions	(250,445,446)	11,574,004

Net increase (decrease) in net assets	(200,676,893)	(10,495,619)
Net Assets:
Beginning of period	1,417,358,751	1,427,854,370

End of period	$1,216,681,858	$1,417,358,751

Includes undistributed net investment income/(excess distributions) of:	$(147,790)	$(147,790)

See notes to financial statements.

86	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

	Diversified Municipal Portfolio
	Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations:
Net investment income	$163,158,632	$173,204,977
Net realized gain on investment transactions	8,237,814	13,964,985
Net change in unrealized appreciation/ (depreciation) of investments	243,059,018	(90,026,901)

Net increase in net assets resulting from operations	414,455,464	97,143,061
Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(160,369,688)	(171,193,066)
Class A	(2,255,353)	(1,092,448)
Class B	(194,865)	(448,679)
Class C	(947,088)	(830,901)
Distributions from net realized gain on investment transactions
Municipal Class	(4,726,550)	– 0	–
Class A	(50,777)	– 0	–
Class B	(10,464)	– 0	–
Class C	(34,136)	– 0	–

Total dividends and distributions to Shareholders	(168,588,921)	(173,565,094)

Capital-Share Transactions
Net proceeds from sales of shares	1,714,287,037	1,484,509,136
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	35,794,846	25,352,812

Total proceeds from shares sold	1,750,081,883	1,509,861,948
Cost of shares redeemed	(2,046,032,899)	(1,020,633,859)

Net increase (decrease) in net assets from capital-share transactions	(295,951,016)	489,228,089

Net increase (decrease) in net assets	(50,084,473)	412,806,056
Net Assets:
Beginning of period	5,156,404,688	4,743,598,632

End of period	$5,106,320,215	$5,156,404,688

Includes undistributed net investment income/(excess distributions) of:	$(71,380)	$21,443

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Statement of Changes in Net Assets

	New York Municipal Portfolio
	Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations:
Net investment income	$56,860,476	$63,544,711
Net realized gain on investment transactions	4,404,932	6,868,238
Net change in unrealized appreciation/ (depreciation) of investments	92,447,919	(40,026,404)

Net increase in net assets resulting from operations	153,713,327	30,386,545
Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(54,703,866)	(61,836,555)
Class A	(1,461,999)	(938,693)
Class B	(194,814)	(417,117)
Class C	(497,901)	(419,793)
Distributions from net realized gain on investment transactions
Municipal Class	(5,313,775)	– 0	–
Class A	(128,354)	– 0	–
Class B	(33,459)	– 0	–
Class C	(58,541)	– 0	–

Total dividends and distribution to shareholders	(62,392,709)	(63,612,158)

Capital-Share Transactions
Net proceeds from sales of shares	471,500,068	484,184,537
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	20,116,117	13,207,166

Total proceeds from shares sold	491,616,185	497,391,703
Cost of shares redeemed	(673,942,526)	(367,319,789)

Net increase (decrease) in net assets from capital-share transactions	(182,326,341)	130,071,914

Net increase (decrease) in net assets	(91,005,723)	96,846,301
Net Assets:
Beginning of period	1,885,191,059	1,788,344,758

End of period	$1,794,185,336	$1,885,191,059

Includes undistributed net investment income/(excess distributions) of:	$4,122	$2,226

See notes to financial statements.

88	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. Effective February 1, 2002, the Bernstein Portfolios commenced offering AllianceBernstein Intermediate Municipal Class A, AllianceBernstein Intermediate Municipal Class B and AllianceBernstein Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”) in addition to the existing Municipal Class shares (each, a “Municipal Class”). These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Notes to Financial Statements

and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

In accordance with the provisions set forth in U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

90	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2009:

California Municipal
Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Obligations	$—	$1,185,976,909	$—	$1,185,976,909
Short-Term Investments	—	8,722	—	8,722

Total Investments in Securities	—	1,185,985,631	—	1,185,985,631
Other Financial Instruments*	—	—	—	—

Total	$—	$1,185,985,631	$—	$1,185,985,631

Diversified Municipal
Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Obligations	$—	$4,905,585,089	$—	$4,905,585,089
Agencies	—	121,576,636		121,576,636
Short-Term Investments	—	2,939	—	2,939

Total Investments in Securities	—	5,027,164,664	—	5,027,164,664
Other Financial Instruments*	—	1,275,493	—	1,275,493

Total	$—	$5,028,440,157	$—	$5,028,440,157

New York Municipal
Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Obligations	$—	$1,727,296,116	$—	$1,727,296,116
Agencies	—	40,341,655		40,341,655
Short-Term Investments	—	99,506	—	99,506

Total Investments in Securities	—	1,767,737,277	—	1,767,737,277
Other Financial Instruments*	—	—	—	—

Total	$—	$1,767,737,277	$—	$1,767,737,277

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	91

Notes to Financial Statements

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

92	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sales orders and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios pays the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion and .35% in excess of $5 billion of the average daily net assets of the Portfolios. The fee is accrued daily and paid monthly.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	93

Notes to Financial Statements

B. Transfer Agency Agreement and Shareholder Servicing Agreement

Under a Transfer Agency Agreement, the Intermediate Municipal Retail Classes of the Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2009 the compensation retained by ABIS amounted to: California Municipal Portfolio, $18,000; Diversified Municipal Portfolio, $24,671; and New York Municipal Portfolio, $18,000.

For the year ended September 30, 2009, the expenses for the Retail Classes of the California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio were reduced under an expense offset arrangement with ABIS by $36, $77 and $59, respectively.

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee payable by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of .10 of 1% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the

94	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

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Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

	Class B	Class C
California Municipal	$520,120	$998,446
Diversified Municipal	492,680	1,787,587
New York Municipal	778,245	1,442,079

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s Class A, B or C shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares will be sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more, ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	95

Notes to Financial Statements

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2009 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A	Class B	Class C
California Municipal	$3,123	$772	$4,582	$1,226
Diversified Municipal	22,581	817	3,337	1,197
New York Municipal	13,951	9,858	2,515	5,166

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the period from October 1, 2008 through September 30, 2009, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$172,685,033	$	– 0	–	$410,258,552	$	– 0	–
Diversified Municipal	463,790,768		121,112,318		890,030,312		– 0	–
New York Municipal	314,116,936		– 0	–	493,501,426		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		Gross Unrealized		Net Unrealized (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
California Municipal	$1,150,092,208	$54,301,518	$(18,408,095)	$35,893,423
Diversified Municipal	4,835,861,082	258,487,723	(67,184,141)	191,303,582
New York Municipal	1,696,923,887	92,870,121	(22,056,731)	70,813,390

B. Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

96	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

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The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Swap Agreements

Each Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, as well as for a variety of other reasons, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Notes to Financial Statements

agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

Each Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

98	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

At September 30, 2009, the Portfolios had entered into the following derivatives:

Diversified Municipal Portfolio	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swap contracts	Unrealized appreciation of interest rate swap contracts	$1,275,493

Total		$1,275,493		$	– 0	–

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate swap contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$515,539	$824,021

Total		$515,539	$824,021

For the year ended September 30, 2009, the average monthly notional amount of interest rate swaps was $22,255,000.

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2009 and September 30, 2008 were as follows:

California Municipal	2009	2008
Distributions paid from:
Ordinary income	$121,294	$188,762
Net long-term capital gains	3,620,244	– 0	–

Total taxable distributions paid	3,741,538	188,762
Tax exempt distributions	41,687,842	49,020,899

Total distributions paid	$45,429,380	$49,209,661

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	99

Notes to Financial Statements

Diversified Municipal	2009	2008
Distributions paid from:
Ordinary income	$889,666	$680,969
Net long-term capital gains	4,821,927	– 0	–

Total taxable distributions paid	5,711,593	680,969
Tax exempt distributions	162,877,328	172,884,125

Total distributions paid	$168,588,921	$173,565,094

New York Municipal	2009	2008
Distributions paid from:
Ordinary income	$156,439	$275,506
Net long-term capital gains	5,534,129	– 0	–

Total taxable distributions paid	5,690,568	275,506
Tax exempt distributions	56,702,141	63,336,652

Total distributions paid	$62,392,709	$63,612,158

	Ordinary Income(a)	Long Term Capital Gain	Accumulated Capital Losses	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
California Municipal	$941,204	$3,428,757	$—	$35,893,423	$40,263,384
Diversified Municipal	4,494,519	7,307,132	—	192,482,846	204,284,497
New York Municipal	1,503,237	4,021,946	—	70,813,390	76,338,573

(a)	Includes tax exempt income as shown below:

California Municipal	$941,204
Diversified Municipal	4,438,867
New York Municipal	1,498,009

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, straddles, and swap income (loss) accrual.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October deferrals and current year dividend payable.

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest rate risk and credit risk — Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and

100	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Derivatives Risk — The Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments.

Concentration of Credit Risk—The California Municipal Portfolio and the New York Municipal Portfolio invest primarily in securities issued by the States of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	101

Notes to Financial Statements

NOTE 6.

Capital-Share Transactions

The Fund has authorized 9 billion shares of common stock, par value $0.001 per share, of which, at September 30, 2009, 8.7 billion are divided into 12 Portfolios. It has allocated 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the retail class shares and 800 million allocated to the Municipal Class shares, 800 million to the California Municipal Portfolio, divided evenly into four classes and 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the retail class shares and 400 million allocated to the Municipal Class shares. Share transactions for the Intermediate Municipal Portfolios for the years ended September 30, 2009 and September 30, 2008, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Municipal Class Shares
Shares sold	22,385,024	21,245,318	$315,571,544	$303,293,494

Shares issued to shareholders on reinvestment of dividends and distributions	781,923	451,229	10,954,283	6,442,523

Shares redeemed	(41,466,145)	(21,381,345)	(582,613,990)	(304,952,615)

Net increase (decrease)	(18,299,198)	315,202	(256,088,163)	4,783,402

Beginning of period	97,656,137	97,340,935	1,371,920,101	1,367,136,699

End of period	79,356,939	97,656,137	$1,115,831,938	$1,371,920,101

Intermediate Municipal Class A Shares
Shares sold	1,430,823	1,469,354	$20,172,080	$20,961,763

Shares issued to shareholders on reinvestment of dividends and distributions	46,547	27,111	656,260	386,796

Shares converted from Class B	248,877	178,618	3,513,564	2,538,074

Shares redeemed	(1,035,963)	(961,224)	(14,601,764)	(13,736,302)

Net increase	690,284	713,859	9,740,140	10,150,331

Beginning of period	2,136,037	1,422,178	30,983,881	20,833,550

End of period	2,826,321	2,136,037	$40,724,021	$30,983,881

102	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	California Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Intermediate Municipal Class B Shares
Shares sold	6,790	18,310	$94,974	$261,161

Shares issued to shareholders on reinvestment of dividends and distributions	4,505	9,847	63,062	140,632

Shares converted to Class A	(248,826)	(178,570)	(3,513,564)	(2,538,074)

Shares redeemed	(90,586)	(118,660)	(1,266,667)	(1,691,724)

Net decrease	(328,117)	(269,073)	(4,622,195)	(3,828,005)

Beginning of period	456,837	725,910	6,910,236	10,738,241

End of period	128,720	456,837	$2,288,041	$6,910,236

Intermediate Municipal Class C Shares
Shares sold	265,539	246,754	$3,741,394	$3,514,608

Shares issued to shareholders on reinvestment of dividends and distributions	21,852	17,706	307,302	252,690

Shares redeemed	(248,485)	(230,512)	(3,523,924)	(3,299,022)

Net increase	38,906	33,948	524,772	468,276

Beginning of period	1,247,293	1,213,345	18,144,897	17,676,621

End of period	1,286,199	1,247,293	$18,669,669	$18,144,897

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	103

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Municipal Class Shares
Shares sold	114,007,924	102,950,558	$1,608,880,194	$1,453,284,656

Shares issued to shareholders on reinvestment of dividends and distributions	2,384,422	1,685,083	33,529,930	23,798,251

Shares redeemed	(143,121,128)	(70,168,315)	(2,005,188,579)	(989,922,168)

Net increase (decrease)	(26,728,782)	34,467,326	(362,778,455)	487,160,739

Beginning of period	366,839,127	332,371,801	5,107,259,617	4,620,098,878

End of period	340,110,345	366,839,127	$4,744,481,162	$5,107,259,617

Intermediate Municipal Class A Shares
Shares sold	5,632,414	1,364,515	$79,699,152	$19,272,676

Shares issued to shareholders on reinvestment of dividends and distributions	109,392	52,442	1,547,978	740,670

Shares converted from Class B	510,274	543,859	7,210,904	7,651,016

Shares redeemed	(1,725,381)	(760,561)	(24,328,771)	(10,778,737)

Net increase	4,526,699	1,200,255	64,129,263	16,885,625

Beginning of period	3,369,246	2,168,991	48,608,404	31,722,779

End of period	7,895,945	3,369,246	$112,737,667	$48,608,404

104	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Intermediate Municipal Class B Shares
Shares sold	102,114	54,604	$1,423,986	$773,915

Shares issued to shareholders on reinvestment of dividends and distributions	9,882	21,909	138,691	309,610

Shares converted to Class A	(510,222)	(543,769)	(7,210,904)	(7,651,016)

Shares redeemed	(217,609)	(383,303)	(3,059,688)	(5,412,097)

Net decrease	(615,835)	(850,559)	(8,707,915)	(11,979,588)

Beginning of period	845,043	1,695,602	12,656,571	24,636,159

End of period	229,208	845,043	$3,948,656	$12,656,571

Intermediate Municipal Class C Shares
Shares sold	1,211,019	249,631	$17,072,801	$3,526,873

Shares issued to shareholders on reinvestment of dividends and distributions	40,984	35,620	578,247	504,281

Shares redeemed	(442,798)	(486,351)	(6,244,957)	(6,869,841)

Net increase (decrease)	809,205	(201,100)	11,406,091	(2,838,687)

Beginning of period	2,359,441	2,560,541	34,159,887	36,998,574

End of period	3,168,646	2,359,441	$45,565,978	$34,159,887

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Municipal Class Shares
Shares sold	30,272,218	33,422,678	$419,659,195	$465,621,819

Shares issued to shareholders on reinvestment of dividends and distributions	1,351,313	855,406	18,543,632	11,917,526

Shares redeemed	(47,303,139)	(25,250,439)	(649,669,275)	(351,099,560)

Net increase (decrease)	(15,679,608)	9,027,645	(211,466,448)	126,439,785

Beginning of period	133,562,106	124,534,461	1,829,708,894	1,703,269,109

End of period	117,882,498	133,562,106	$1,618,242,446	$1,829,708,894

Intermediate Municipal Class A Shares
Shares sold	2,175,967	768,023	$30,205,332	$10,670,387

Shares issued to shareholders on reinvestment of dividends and distributions	73,270	47,794	1,011,822	665,344

Shares converted from Class B	517,745	339,555	7,182,857	4,706,071

Shares redeemed	(897,051)	(270,297)	(12,398,895)	(3,755,521)

Net increase	1,869,931	885,075	26,001,116	12,286,281

Beginning of period	2,831,367	1,946,292	40,006,577	27,720,296

End of period	4,701,298	2,831,367	$66,007,693	$40,006,577

106	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Intermediate Municipal Class B Shares
Shares sold	26,340	41,278	$359,331	$575,686

Shares issued to shareholders on reinvestment of dividends and distributions	13,293	23,076	182,076	321,340

Shares converted to Class A	(517,944)	(339,696)	(7,182,857)	(4,706,071)

Shares redeemed	(159,047)	(392,214)	(2,189,314)	(5,463,852)

Net decrease	(637,358)	(667,556)	(8,830,764)	(9,272,897)

Beginning of period	876,196	1,543,752	13,041,378	22,314,275

End of period	238,838	876,196	$4,210,614	$13,041,378

Intermediate Municipal Class C Shares
Shares sold	1,010,061	187,473	$14,093,353	$2,610,574

Shares issued to shareholders on reinvestment of dividends and distributions	27,421	21,754	378,587	302,956

Shares redeemed	(181,570)	(164,923)	(2,502,185)	(2,294,785)

Net increase	855,912	44,304	11,969,755	618,745

Beginning of period	1,295,306	1,251,002	18,910,142	18,291,397

End of period	2,151,218	1,295,306	$30,879,897	$18,910,142

NOTE 7.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading”

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	107

Notes to Financial Statements

and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 8.

Subsequent Events

In accordance with U.S. GAAP disclosure requirements on subsequent events, management has evaluated events for possible recognition or disclosure in the financial statements through November 25, 2009, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

108	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate California Municipal Portfolio
Class A
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.96	$ 14.18	$ 14.20	$ 14.23	$ 14.38

Income From Investment Operations:
Investment income, net†	.44	.44	.42	.42	.40
Net realized and unrealized gain (loss) on investment transactions	.63	(.22)	(.02)	(.03)	(.14)

Total from investment operations	1.07	.22	.40	.39	.26

Less Dividends and Distributions:
Dividends from tax-exempt net investment income	(.44)	(.44)	(.42)	(.42)	(.40)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.48)	(.44)	(.42)	(.42)	(.41)

Net asset value, end of period	$ 14.55	$ 13.96	$ 14.18	$ 14.20	$ 14.23

Total Return(a)	7.82%	1.55%	2.87%	2.77%	1.84%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$41,130	$29,827	$20,163	$26,648	$37,420
Average net assets (000 omitted)	$34,945	$25,239	$22,420	$31,516	$39,846
Ratio of expenses to average net assets	.89%	.90%	.92%	.89	%(b)	.89%
Ratio of net investment income to average net assets	3.11%	3.10%	2.98%	2.96	%(b)	2.80%
Portfolio turnover rate	14%	26%	27%	23%	30%

See footnote summary on page 117.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	109

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate California Municipal Portfolio
Class B
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.97	$ 14.18	$ 14.21	$ 14.24	$ 14.39

Income From Investment Operations:
Investment income, net†	.34	.34	.32	.32	.30
Net realized and unrealized gain (loss) on investment transactions	.62	(.21)	(.03)	(.03)	(.14)

Total from investment operations	.96	.13	.29	.29	.16

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.34)	(.34)	(.32)	(.32)	(.30)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.38)	(.34)	(.32)	(.32)	(.31)

Net asset value, end of period	$ 14.55	$ 13.97	$ 14.18	$ 14.21	$ 14.24

Total Return(a)	7.00%	.92%	2.08%	2.06%	1.14%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,873	$6,380	$10,293	$16,012	$26,081
Average net assets (000 omitted)	$4,073	$8,903	$13,111	$20,714	$31,933
Ratio of expenses to average net assets	1.61%	1.60%	1.62%	1.60	%(b)	1.59%
Ratio of net investment income to average net assets	2.42%	2.40%	2.27%	2.26	%(b)	2.10%
Portfolio turnover rate	14%	26%	27%	23%	30%

See footnote summary on page 117.

110	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate California Municipal Portfolio
Class C
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.96	$ 14.18	$ 14.20	$ 14.23	$ 14.38

Income From Investment Operations
Investment income, net†	.34	.34	.32	.32	.30
Net realized and unrealized gain (loss) on investment transactions	.63	(.22)	(.02)	(.03)	(.14)

Total from investment operations	.97	.12	.30	.29	.16

Less: Dividends and Distributions:
Dividends from tax-exempt net investment income	(.34)	(.34)	(.32)	(.32)	(.30)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.38)	(.34)	(.32)	(.32)	(.31)

Net asset value, end of period	$ 14.55	$ 13.96	$ 14.18	$ 14.20	$ 14.23

Total Return(a)	7.08%	.84%	2.15%	2.07%	1.13%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$18,717	$17,416	$17,202	$22,253	$28,495
Average net assets (000 omitted)	$18,309	$17,306	$18,846	$24,550	$31,861
Ratio of expenses to average net assets	1.60%	1.60%	1.62%	1.59	%(b)	1.59%
Ratio of net investment income to average net assets	2.42%	2.40%	2.28%	2.26	%(b)	2.10%
Portfolio turnover rate	14%	26%	27%	23%	30%

See footnote summary on page 117.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Diversified Municipal Portfolio
Class A
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.81	$ 14.01	$ 14.03	$ 14.07	$ 14.27

Income From Investment Operations:
Investment income, net†	.44	.44	.42	.42	.40
Net realized and unrealized gain (loss) on investment transactions	.74	(.20)	(.02)	(.04)	(.20)

Total from investment operations	1.18	.24	.40	.38	.20

Less: Dividends and Distributions:
Dividends from tax-exempt net investment income	(.44)	(.44)	(.42)	(.42)	(.40)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.45)	(.44)	(.42)	(.42)	(.40)

Net asset value, end of period	$ 14.54	$ 13.81	$ 14.01	$ 14.03	$ 14.07

Total Return(a)	8.74%	1.70%	2.90%	2.75%	1.43%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$114,769	$46,537	$30,378	$64,074	$83,353
Average net assets (000 omitted)	$72,153	$34,879	$41,040	$71,431	$91,283
Ratio of expenses to average net assets	.82%	.82%	.88%	.89	%(b)	.87%
Ratio of net investment income to average net assets	3.11%	3.13%	3.02%	3.01	%(b)	2.83%
Portfolio turnover rate	12%	28%	18%	29%	28%

See footnote summary on page 117.

112	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Diversified Municipal Portfolio
Class B
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.82	$ 14.01	$ 14.03	$ 14.07	$ 14.27

Income From Investment Operations:
Investment income, net†	.34	.34	.32	.32	.30
Net realized and unrealized gain (loss) on investment transactions	.73	(.19)	(.02)	(.04)	(.20)

Total from investment operations	1.07	.15	.30	.28	.10

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.34)	(.34)	(.32)	(.32)	(.30)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.35)	(.34)	(.32)	(.32)	(.30)

Net asset value, end of period	$ 14.54	$ 13.82	$ 14.01	$ 14.03	$ 14.07

Total Return(a)	7.91%	1.08%	2.19%	2.04%	.73%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,333	$11,674	$23,751	$38,429	$66,067
Average net assets (000 omitted)	$7,976	$18,414	$30,432	$51,641	$82,895
Ratio of expenses to average net assets	1.56%	1.53%	1.58%	1.58	%(b)	1.57%
Ratio of net investment income to average net assets	2.43%	2.43%	2.32%	2.31	%(b)	2.13%
Portfolio turnover rate	12%	28%	18%	29%	28%

See footnote summary on page 117.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	113

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Diversified Municipal Portfolio
Class C
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.81	$ 14.01	$ 14.03	$ 14.07	$ 14.27

Income From Investment Operations
Investment income, net†	.34	.34	.32	.32	.30
Net realized and unrealized gain (loss) on investment transactions	.74	(.20)	(.02)	(.04)	(.20)

Total from investment operations	1.08	.14	.30	.28	.10

Less: Dividends and Distributions:
Dividends from tax-exempt net investment income	(.34)	(.34)	(.32)	(.32)	(.30)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.35)	(.34)	(.32)	(.32)	(.30)

Net asset value, end of period	$ 14.54	$ 13.81	$ 14.01	$ 14.03	$ 14.07

Total Return(a)	7.99%	1.00%	2.19%	2.04%	.73%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$46,061	$32,593	$35,864	$46,625	$67,057
Average net assets (000 omitted)	$38,868	$34,110	$40,477	$55,806	$77,793
Ratio of expenses to average net assets	1.53%	1.53%	1.58%	1.59	%(b)	1.57%
Ratio of net investment income to average net assets	2.42%	2.43%	2.32%	2.31	%(b)	2.14%
Portfolio turnover rate	12%	28%	18%	29%	28%

See footnote summary on page 117.

114	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate New York Municipal Portfolio
Class A
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.60	$ 13.83	$ 13.85	$ 13.90	$ 14.11

Income From Investment Operations:
Investment income, net†	.42	.43	.43	.43	.43
Net realized and unrealized gain (loss) on investment transactions	.79	(.23)	(.02)	(.05)	(.21)

Total from investment operations	1.21	.20	.41	.38	.22

Less Dividends and Distributions:
Dividends from tax-exempt net investment income	(.42)	(.43)	(.43)	(.43)	(.43)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.46)	(.43)	(.43)	(.43)	(.43)

Net asset value, end of period	$ 14.35	$ 13.60	$ 13.83	$ 13.85	$ 13.90

Total Return(a)	9.15%	1.43%	3.03%	2.81%	1.55%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$67,472	$38,508	$26,914	$34,440	$44,730
Average net assets (000 omitted)	$47,909	$30,308	$30,564	$39,631	$50,252
Ratio of expenses to average net assets	.87%	.89%	.90%	.91	%(b)	.90%
Ratio of net investment income to average net assets	3.05%	3.09%	3.14%	3.14	%(b)	3.04%
Portfolio turnover rate	19%	24%	24%	21%	32%

See footnote summary on page 117.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate New York Municipal Portfolio
Class B
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.60	$ 13.82	$ 13.85	$ 13.89	$ 14.10

Income From Investment Operations:
Investment income, net†	.33	.33	.34	.34	.33
Net realized and unrealized gain (loss) on investment transactions	.79	(.21)	(.03)	(.04)	(.21)

Total from investment operations	1.12	.12	.31	.30	.12

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.33)	(.34)	(.34)	(.34)	(.33)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.37)	(.34)	(.34)	(.34)	(.33)

Net asset value, end of period	$ 14.35	$ 13.60	$ 13.82	$ 13.85	$ 13.89

Total Return(a)	8.39%	.80%	2.24%	2.17%	.85%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,426	$11,912	$21,340	$31,804	$48,851
Average net assets (000 omitted)	$8,161	$17,351	$26,557	$40,552	$54,088
Ratio of expenses to average net assets	1.60%	1.60%	1.60%	1.61	%(b)	1.60%
Ratio of net investment income to average net assets	2.39%	2.40%	2.44%	2.44	%(b)	2.34%
Portfolio turnover rate	19%	24%	24%	21%	32%

See footnote summary on page 117.

116	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate New York Municipal Portfolio
Class C
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.60	$ 13.83	$ 13.85	$ 13.90	$ 14.11

Income From Investment Operations
Investment income, net†	.32	.33	.33	.34	.33
Net realized and unrealized gain (loss) on investment transactions	.80	(.23)	(.02)	(.05)	(.21)

Total from investment operations	1.12	.10	.31	.29	.12

Less: Dividends and Distributions:
Dividends from tax-exempt net investment income	(.33)	(.33)	(.33)	(.34)	(.33)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.37)	(.33)	(.33)	(.34)	(.33)

Net asset value, end of period	$ 14.35	$ 13.60	$ 13.83	$ 13.85	$ 13.90

Total Return(a)	8.39%	.72%	2.31%	2.09%	.85%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$30,877	$17,618	$17,300	$22,482	$36,217
Average net assets (000 omitted)	$21,250	$17,493	$19,187	$28,661	$44,688
Ratio of expenses to average net assets	1.57%	1.60%	1.60%	1.61	%(b)	1.60%
Ratio of net investment income to average net assets	2.34%	2.40%	2.44%	2.44	%(b)	2.34%
Portfolio turnover rate	19%	24%	24%	21%	32%

†	Based on average shares outstanding.

(a)	Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	117

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein Intermediate Municipal Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (three of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the Intermediate Municipal Retail Class shares for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 25, 2009

118	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Thomas B. Stiles, II(1), Chairman

Marilyn G. Fedak, President

Irwin Engelman(1)(2)(3)

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)

Rosalie J. Wolf(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Nominating, Governance and Compensation Committee.

†	For the AllianceBernstein Intermediate Municipal Portfolios, Classes A, B and C shares only.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	119

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTORS
Marilyn G. Fedak,** 1345 Avenue of the Americas New York, NY 10105 62 (2007)	Vice Chair of Investment Services for the Adviser, with which she has been associated since prior to 2004.	12	None

DISINTERESTED DIRECTORS***
Thomas B. Stiles, II, # 69 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	12	Cedar Lawn Corporation

Irwin Engelman, # ^ + 75 (2000)	Business Consultant. Formerly, he was Executive Vice President and Chief Financial Officer of YouthStream Media Networks; Vice Chairman and Chief Administrative Officer of Revlon, Inc. and Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. since prior to 2004.	12	WellGen Inc.; and eMagin Corporation

120	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Bart Friedman, # + 64 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2004.	12	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy and Allied World Assurance Holdings

William Kristol, # + 56 (1994)	Editor, The Weekly Standard since prior to 2004. He is also a Fox News Contributor.	12	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation and the Institute for the Study of War

Donald K. Peterson, # + 60 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	12	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America and Committee for Economic Development

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	121

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Rosalie J. Wolf, # + 68 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer, The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust and Mobil Oil Corporation.	12	TIAA-CREFF and North European Oil Royalty Trust

*	There is no stated term of office for the Directors.

**	Ms. Fedak is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

+	Member of the Nominating, Governance and Compensation Committee.

122	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marilyn G. Fedak, 62	President	See biography above.

Philip L. Kirstein, 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Emilie D. Wrapp, 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2004.

Joseph J. Mantineo, 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The	Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	123

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s evaluation was completed on October 8, 2009.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

124	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio Short Duration California Municipal Portfolio Short Duration Diversified Municipal Portfolio Short Duration New York Municipal Portfolio	On the balance	0.400%

Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%

Diversified Municipal Portfolio	Next $2 billion	0.450%

New York Municipal Portfolio	Next $2 billion	0.400%
	On the balance	0.350%

3	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. U.S. Government Short Duration Portfolio, Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	125

The Portfolios’ net assets on September 30, 2009 and 2008 are set forth below:

Portfolio	09/30/09 Net Assets ($MM)	09/30/08 Net Assets ($MM)
Tax-Managed International Portfolio	$5,293.7	$6,043.5
International Portfolio	$2,397.3	$2,841.3
Emerging Markets Portfolio	$1,948.5	$1,953.6
U.S. Government Short Duration Portfolio	$172.8	$115.4
Short Duration Plus Portfolio	$511.5	$425.9
Intermediate Duration Portfolio	$5,005.5	$4,892.8
Short Duration California Municipal Portfolio	$109.1	$141.4
Short Duration Diversified Municipal Portfolio	$433.3	$330.8
Short Duration New York Municipal Portfolio	$235.4	$162.5
California Municipal Portfolio	$1,216.8	$1,419.2
Diversified Municipal Portfolio	$5,098.2	$5,163.4
New York Municipal Portfolio	$1,794.8	$1,889.2

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2009 net assets:

	Effective Advisory Fees October 2004 vs. September 30, 2009
Portfolio	As of October 2004	As of September 2009	Difference
Tax-Managed International Portfolio[4]	0.913%	0.852%	0.061%
International Portfolio[5]	0.942%	0.881%	0.061%
Emerging Markets Portfolio	1.189%	1.114%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio[6]	0.460%	0.440%	0.020%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.491%	0.491%	0.000%
Diversified Municipal Portfolio[7]	0.460%	0.439%	0.021%
New York Municipal Portfolio	0.478%	0.478%	0.000%

4	Since September 30, 2008 Tax-Managed International Portfolio lost breakpoint at $6 billion level.

5	Since September 30, 2008 Emerging Markets Portfolio lost breakpoint at $2 billion.

6	Since September 30, 2008 Intermediate Duration Portfolio lost breakpoint at $5 billion level.

7	Since September 30, 2008 Diversified Municipal Portfolio lost breakpoint at $5 billion level.

126	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Set forth below are the Portfolios’ total expense ratios for the most recent semi-annual period ended March 31, 2009. It should be noted that the annual and semi-annual total expense ratios set forth below are an average of the Portfolios’ daily total expense ratios:

Portfolio	Total Expense Ratio 10/1/08-3/31/09[8]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.20 1.56 2.31 2.27	% % % %

International Portfolio	Private Client Class A Class B Class C	1.24 1.60 2.38 2.32	% % % %

Emerging Markets Portfolio	Private Client	1.68%

U.S. Government Short Duration Portfolio	Private Client	0.66%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.64 0.98 1.71 1.69	% % % %

Intermediate Duration Portfolio	Private Client	0.58%

Short Duration California Municipal Portfolio	Private Client	0.67%

Short Duration Diversified Municipal Portfolio	Private Client	0.62%

Short Duration New York Municipal Portfolio	Private Client	0.65%

California Municipal Portfolio	Private Client Class A Class B Class C	0.62 0.90 1.62 1.61	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.57 0.85 1.58 1.56	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.89 1.61 1.60	% % % %

8	Annualized.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	127

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.9 In addition

9	The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

128	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2009 net assets.

Portfolio	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$5,293.7	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.405%	0.852%

International Portfolio	$2,397.3	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.412%	0.881%

Emerging Markets Portfolio	$1,948.5	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum Account Size: $50m	0.805%	1.114%

U.S. Government Short Duration Portfolio[10]	$172.8	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $25m	0.191%	0.450%

Short Duration Plus Portfolio	$511.5	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $25m	0.150%	0.450%

Intermediate Duration Portfolio	$5,005.5	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25m	0.202%	0.440%

10	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	129

Portfolio	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration California Municipal Portfolio	$109.1	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.214%	0.450%

Short Duration Diversified Municipal Portfolio	$433.3	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.156%	0.450%

Short Duration New York Municipal Portfolio	$235.4	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.180%	0.450%

California Municipal Portfolio	$1,216.8	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.195%	0.491%

Diversified Municipal Portfolio	$5,098.2	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.189%	0.438%

New York Municipal Portfolio	$1,794.8	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.193%	0.478%

130	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolios and the fee charged to the corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.11 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective advisory fees of the Portfolios had the AMBF fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2009 net assets.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.694%	0.852%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.754%	0.881%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.114%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[12]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.475%	0.440%

11	Group peers selected by Lipper from the 2009 Lipper 15(c) Report. See pages 20-24 for additional information regarding Lipper.

12	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter and has an expense cap of 0.45%.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	131

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.491%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.424%	0.438%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[13]
Emerging Markets Portfolio	Emerging Markets Value
	Class A	1.70%
	Class I (Institutional)	0.90%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative

13	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

132	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	ITM Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F/FB14	0.800%
	AllianceBernstein Emerging Markets Growth Equity Fund[14]	0.800%
	AllianceBernstein Emerging Markets Growth Equity Fund F14	0.800%
	AllianceBernstein Emerging Markets Growth Stock Fund A/B14	0.900%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolio’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2009 net assets:15

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio	Client #1	AB Sub-advised Fee Schedule 0.65% on first $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.331%	0.881%

14	The ITM fund is privately placed or institutional.

15	In all cases the sub-adviser, AllianceBernstein, is paid by the sub-advised funds’ advisers.

16	The effective fee of each sub-advised fund’s adviser does not include the administrative fee charged to the fund.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	133

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)

Client #1 Adviser Fee Schedule

  Advisory Fee

    0.90% on first $250 million

    0.875% on next $250

million

    0.85% on next $250 million

    0.825% on next $250

million

    0.80% on next $1 billion

    0.775% thereafter

*Plus Performance Fee

[Lipper International Funds Index] of +/- 0.12%

Administrative Fee

    Between 0.08% and

0.05%

    depending on the fund’s

asset size.

    Fee in 2008 was 0.07%.

			0.822%[17]

	Client #2	AB Sub-advised Fee Schedule 0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter *Aggregated with other special equity portfolios	0.544%	0.881%

		Client #2 Adviser Fee Schedule Advisory Fee 0.85% on first $750 million 0.80% on next $1 billion 0.775% on next $3 billion 0.75% on next $5 billion 0.725% thereafter Administrative Fee $35,000 plus Complex Fee of 0.15% on first $15 billion 0.125% on next $15 billion 0.10% on the balance	0.809%

17	The effective fee does not include a performance fee.

134	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)	Client #3	AB Sub-advised Fee Schedule 0.50% on first $100 million 0.46% on next $300 million 0.41% thereafter *Both Client #3 and Client #4 assets aggregated	0.420%	0.881%

		Client #3 Adviser Fee Schedule Advisory Fee 0.90% of average daily net assets Administrative Fee Actual Fee in 2008 0.30% for Class A shares	0.900%

	Client #4	AB Sub-advised Fee Schedule 0.50% on first $100 million 0.46% on next $300 million 0.41% thereafter *Both Client #3 and Client #4 assets aggregated	0.420%	0.881%

		Client #4 Adviser Fee Schedule Advisory Fee 1.00% of average daily net assets Administrative Fee Actual Fee in 2008 0.2443% for Class A shares	1.000%

	Client #5	AB Sub-advised Fee Schedule 0.72% on first $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% thereafter	0.375%	0.881%

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	135

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]		Portfolio Adv. Fee
International Portfolio (cont.)		Client #5 Fee Schedule Advisory Fee 0.85% of average daily net assets Administrative Fee Complex Fee 0.26% on first $1 billion 0.19% on next $2 billion 0.15% on next $1 billion 0.08% on next $1 billion 0.05% on next $5 billion 0.03% on next $2 billion 0.02% thereafter	0.850%

	Client #6	AB Sub-advised Fee Schedule Base fee 0.22% on first $1 billion 0.18% on next $1.5 billion 0.16% thereafter *Plus performance fee (v. ACWI ex US)	0.197%	[17]	0.881%

		Client #6 Adviser Fee Schedule Advisory Fee Fee Schedule not available but actual advisory fee rate in 2008 was 0.42%. Administrative Fee Fee Schedule not available but actual advisory fee rate in 2008 was 0.01%.	0.420%

	Client #7	AB Sub-advised Fee Schedule 0.30% of average daily net assets	0.300%		0.881%

		Client #7 Adviser Fee Schedule Advisory Fee 0.505% of average daily net assets	0.505%

		Administrative Fee 0.45% of average daily net assets

136	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)	Client #8	AB Sub-advised Fee Schedule 0.60% on first $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter	0.267%	0.881%

		Client #8 Adviser Fee Schedule Advisory Fee 0.70% of average daily net assets Administrative Fee 0.05% of average daily net assets	0.700%

	Client #9	AB Sub-advised Fee Schedule 0.45% on first $200 million 0.36% on next $300 million 0.32% thereafter	0.336%	0.881%

		Client #9 Adviser Fee Schedule Advisory Fee 0.88% on first $200 million 0.81% on next $300 million 0.77% thereafter Administrative Fee 0.02% of average daily net assets	0.784%

Emerging Markets Portfolio	Client #10	AB Sub-advised Fee Schedule 1.00% on first $25 million 0.90% on next $25 million 0.75% thereafter *for accounts less than $65MM, 0.900%	0.774%	1.114%

		Client #10 Adviser Fee Schedule Advisory Fee 0.94% of average daily net assets Administrative Fee Between 0.004% and 0.02% of average daily net assets.	0.940%

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	137

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
Emerging Markets Portfolio (cont.)	Client #11	AB Sub-advised Fee Schedule 0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.468%	1.114%

		Client #11 Adviser Fee Schedule Advisory Fee 1.15% of average daily net assets Administrative Fee 0.05% of average daily net assets	1.150%

	Client #12	AB Sub-advised Fee Schedule 0.425% of average daily net assets	0.425%	1.114%

		Client #12 Adviser Fee Schedule Advisory Fee 1.05% of average daily net assets Administrative Fee 0.65% of average daily net assets	1.050%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

138	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)18 at the approximate current asset level of the subject Portfolio. 19

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolios’ EGs to include peers with a different load type,20 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard

18	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

19	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

20	The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load. It should be noted that the expansion of the Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	139

guidelines, the Portfolios’ Lipper Expense Universes (“EU”)21 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[22]	0.861	0.780	13/17
International Portfolio[22]	0.887	0.812	12/18
Emerging Markets Portfolio	1.126	1.200	6/15
U.S. Government Short Duration Portfolio	0.450	0.480	5/18
Short Duration Plus Portfolio	0.450	0.455	8/18
Intermediate Duration Portfolio	0.444	0.448	9/18
Short Duration California Municipal Portfolio[22]	0.450	0.490	4/10
Short Duration Diversified Municipal Portfolio	0.450	0.478	6/17
Short Duration New York Municipal Portfolio[22]	0.450	0.464	4/10
California Municipal Portfolio22,[23]	0.493	0.563	6/18
Diversified Municipal Portfolio[22]	0.435	0.442	8/12
New York Municipal Portfolio[22,23]	0.479	0.554	6/18

21	Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.
22	The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper at the request of the Senior Officer and the Adviser.
23	Note that one of the Portfolio’s peers is excluded in the contractual management fee rankings because Lipper is unable to calculate the peer’s contractual management fee due to the peer’s gross income component.

140	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[24]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[25]	1.122	1.122	9/17	1.258	110/333
International Portfolio[25]	1.183	1.173	11/18	1.258	134/333
Emerging Markets Portfolio	1.512	1.612	5/15	1.581	72/165
U.S. Government Short Duration Portfolio	0.731	0.743	8/18	0.734	28/56
Short Duration Plus Portfolio	0.646	0.687	5/18	0.694	44/112
Intermediate Duration Portfolio	0.567	0.751	2/18	0.742	82/289
Short Duration California Municipal Portfolio[25]	0.694	0.735	4/10	0.744	6/16
Short Duration Diversified Municipal Portfolio	0.636	0.616	10/17	0.598	22/35
Short Duration New York Municipal Portfolio[25]	0.668	0.735	4/10	0.744	5/16
California Municipal Portfolio[25]	0.617	0.750	5/19	0.700	38/111
Diversified Municipal Portfolio[25]	0.567	0.591	6/12	0.679	32/104
New York Municipal Portfolio[25]	0.607	0.733	5/19	0.700	34/111

Based on this analysis, except for Tax-Managed International Portfolio and International Portfolio, the Portfolios have a lower contractual management fee than each of their respective EG medians. Except for International Portfolio and Short Duration Diversified Portfolio, which have a higher total expense ratio compared to each of their respective EG median, and Tax-Managed International Portfolio, which has a total expense ratio equal to its EG median, the Portfolios have a lower total expense ratio compared to each of their respective EG medians.

24	The total expense ratio information is for the Private Client Class shares as of September 30, 2008.

25	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	141

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s finance areas provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Short Duration California Municipal, the Adviser’s profitability, excluding administrating and servicing fees (A&S), decreased for the Portfolios during calendar year 2008, relative to 2007.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges each Fixed-Income Portfolio26 an annual fee of 0.10% of each such Portfolio’s average daily assets and each Equity Portfolio27 an annual fee of 0.25% of each such Portfolio’s average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:28

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$20,833,302
International Portfolio	9,571,214
Emerging Markets Portfolio	7,193,834
U.S. Government Short Duration Portfolio	94,678
Short Duration Plus Portfolio	342,890
Intermediate Duration Portfolio	5,220,966
Short Duration California Municipal Portfolio	106,703
Short Duration Diversified Municipal Portfolio	277,346
Short Duration New York Municipal Portfolio	132,487
California Municipal Portfolio	1,414,368
Diversified Municipal Portfolio	5,052,989
New York Municipal Portfolio	1,828,068

26	The Fixed-Income Portfolios include U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio.

27	The Equity Portfolios include Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio.

28	Pertains to the fiscal year ended September 30, 2008. At the time the evaluation was completed, information for the Fund’s fiscal year ending September 30, 2009 was unavailable.

142	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

	Retail Classes Net Assets 09/30/09 ($MM)
Portfolio	Class A	Class B	Class C	Total Retail	Retail Classes Net Assets as % of Total Net Assets
Tax-Managed International Portfolio	$3.9	$0.4	$1.7	$5.3	0.11%
International Portfolio	20.1	2.0	10.5	32.6	1.36
Short Duration Plus Portfolio	53.3	9.3	25.2	87.8	17.17
California Municipal Portfolio	41.0	1.9	18.7	61.7	5.07
Diversified Municipal Portfolio	113.5	3.7	46.0	163.3	3.20
New York Municipal Portfolio	66.9	3.9	30.9	101.7	5.67

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19 million for distribution services and educational support (revenue sharing payments).

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	143

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:28

Portfolio	Amount Received
Tax-Managed International Portfolio	$725
International Portfolio	3,353
Short Duration Plus Portfolio	1,116
California Municipal Portfolio	1,625
Diversified Municipal Portfolio	2,370
New York Municipal Portfolio	4,918

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:28

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$66,685	$752
International Portfolio	429,807	19,882
Short Duration Plus Portfolio	344,414	16,656
California Municipal Portfolio	337,801	2,376
Diversified Municipal Portfolio	629,874	8,206
New York Municipal Portfolio	439,360	4,270

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2008 in comparison to 2007. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios: 28,29

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio[30]	$11,527	$343
International Portfolio	43,159	2,823
Short Duration Plus Portfolio	29,907	1,745
California Municipal Portfolio	18,000	513
Diversified Municipal Portfolio	22,206	1,183
New York Municipal Portfolio	18,000	908

29	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

30	With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $6,473.

144	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,31 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli32 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

31	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

32	The Deli study was originally published in 2002 based on 1997 data.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	145

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $482 billion as of August 31, 2009, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios33 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)34 for the periods ended June 30, 2009.35 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 year	-40.11	-35.42	-30.83	8/9	229/234
3 year	-12.69	-8.98	-6.71	8/9	198/200
5 year	-0.52	2.30	3.08	8/9	170/173
10 year	2.23	2.23	2.13	5/9	45/100

International Portfolio
1 year	-40.14	-35.42	-30.83	8/9	230/234
3 year	-12.38	-8.98	-6.71	8/9	195/200
5 year	-0.24	2.15	3.08	7/8	167/173
10 year	2.47	2.57	2.13	5/8	41/100

Emerging Markets Portfolio
1 year	-32.44	-31.21	-29.33	10/15	144/225
3 year	0.76	1.81	2.71	10/15	108/159
5 year	15.63	14.58	14.67	5/14	36/127
10 year	12.34	10.64	10.60	3/13	22/76

U.S. Government Short Duration Portfolio
1 year	4.12	5.59	5.06	15/18	49/66
3 year	5.14	5.80	5.78	16/18	44/60
5 year	4.04	4.58	4.46	17/18	45/58
10 year	4.74	4.95	4.93	11/13	31/43

33	The gross performance returns are for the Private Client class shares of the Portfolios and were provided by Lipper.

34	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

35	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

146	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Plus Portfolio
1 year	1.68	2.99	1.85	13/18	98/183
3 year	2.69	4.48	3.60	14/17	91/158
5 year	2.63	3.75	3.47	15/17	82/130
10 year	4.08	4.59	4.65	11/12	58/72

Intermediate Duration Portfolio
1 year	3.48	1.32	4.26	6/18	242/413
3 year	5.12	3.58	5.55	6/18	182/332
5 year	4.51	3.57	4.71	4/15	155/278
10 year	5.39	5.39	5.95	6/11	128/159

Short Duration California Municipal Portfolio
1 year	3.99	4.13	4.06	5/7	8/14
3 year	4.19	4.19	4.41	4/7	6/9
5 year	3.37	3.85	3.85	5/5	7/7
10 year	3.56	4.32	4.34	3/3	5/5

Short Duration Diversified Municipal Portfolio
1 year	3.88	4.55	4.08	11/17	28/46
3 year	4.15	4.40	4.16	11/17	21/40
5 year	3.45	3.51	3.42	9/15	18/38
10 year	3.75	3.78	3.97	6/10	12/18

Short Duration New York Municipal Portfolio
1 year	3.94	5.02	5.02	4/4	7/8
3 year	4.17	4.60	4.60	3/3	6/7
5 year	3.47	3.69	3.69	3/3	7/7
10 year	3.65	4.25	4.25	3/3	7/7

California Municipal Portfolio
1 year	3.43	3.10	2.98	3/6	11/26
3 year	4.15	3.92	3.84	3/6	9/25
5 year	3.76	3.79	3.75	4/6	10/25
10 year	4.41	4.76	4.67	5/5	15/16

Diversified Municipal Portfolio
1 year	5.07	4.01	4.66	2/10	40/105
3 year	4.75	4.07	4.49	3/9	31/97
5 year	4.06	4.06	4.04	5/9	37/84
10 year	4.73	4.72	4.82	3/6	34/54

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	147

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
New York Municipal Portfolio
1 year	4.94	4.13	4.96	3/7	12/18
3 year	4.73	4.37	4.73	2/7	9/17
5 year	4.12	4.00	4.13	2/7	10/17
10 year	4.73	4.83	5.01	3/4	10/12

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)36 versus their benchmarks. 37

	Periods Ending June 30, 2009 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-40.78	-13.67	-1.66	1.02	5.53
MSCI EAFE Index	-31.35	-7.98	2.31	1.18	5.14
Inception Date: June 22,1992

International Portfolio	-40.86	-13.41	-1.43	1.23	1.32
MSCI EAFE Index	-31.35	-7.98	2.31	1.18	1.01
Inception Date: April 30, 1999

Emerging Markets Portfolio	-33.45	-0.76	13.83	10.51	7.60
MSCI Emerging Markets Index	-28.07	2.95	14.72	8.74	6.36
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	3.37	4.34	3.25	3.95	5.15
Merrill Lynch 1-3 Year Treasury Index	4.39	5.58	4.07	4.59	5.88
Inception Date: January 3, 1989

Short Duration Plus Portfolio	1.03	2.02	1.95	3.39	5.06
Merrill Lynch 1-3 Year Treasury Index	4.39	5.58	4.07	4.59	5.87
Inception Date: December 12, 1988

Intermediate Duration Portfolio	2.93	4.53	3.91	4.77	6.48
Barclays U.S. Aggregate Bond Index	6.05	6.43	5.01	5.98	7.31
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	3.27	3.46	2.60	2.77	3.16
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

36	The performance returns and risk measures shown in the table are for the Private Client Class shares of the Portfolios and were provided by the Adviser.

37	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2009.

148	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

	Periods Ending June 30, 2009 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration Diversified Municipal Portfolio	3.22	3.48	2.76	3.04	3.39
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	3.32	3.49	2.77	2.91	3.23
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

California Municipal Portfolio	2.80	3.51	3.11	3.74	4.79
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.58
Inception Date: August 6, 1990

Diversified Municipal Portfolio	4.48	4.15	3.46	4.09	5.13
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.74
Inception Date: January 9, 1989

New York Municipal Portfolio	4.29	4.08	3.48	4.07	5.16
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.74
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 09, 2009

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	149

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

US Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

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Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

150	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Alliancebernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	151

NOTES

152	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0151-0909

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Irwin Engelman, Donald K. Peterson, Thomas B. Stiles and Rosalie J. Wolf qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
U.S. Govt Short Duration Portfolio	2008	$2,005	$70	$184
	2009	$3,269	$127	$—

Short Duration Plus Portfolio	2008	$7,996	$280	$831
	2009	$17,603	$341	$—

Intermediate Duration Portfolio	2008	$94,686	$3,314	$11,278
	2009	$83,725	$3,258	$—

Short Duration NY Muni Portfolio	2008	$2,708	$95	$277
	2009	$3,709	$144	$—

Short Duration CA Muni Portfolio	2008	$2,513	$88	$200
	2009	$1,907	$74	$—

Short Duration Diversified Muni Portfolio	2008	$5,570	$195	$538
	2009	$7,111	$277	$—

New York Muni Portfolio	2008	$35,701	$1,250	$4,018
	2009	$37,307	$1,184	$—

California Muni Portfolio	2008	$27,145	$950	$3,130
	2009	$27,758	$812	$—

Diversified Muni Portfolio	2008	$97,567	$3,415	$10,955
	2009	$93,157	$3,357	$—

Tax-Managed International Portfolio	2008	$140,087	$4,903	$18,280
	2009	$94,859	$3,382	$—

International Portfolio	2008	$65,884	$2,306	$8,923
	2009	$47,289	$1,531	$—

Emerging Markets Portfolio	2008	$47,759	$1,671	$6,596
	2009	$32,480	$1,264	$—

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
U.S. Govt Short Duration	2008	$8,877,751	$254
			$(70)
			$(184)
	2009	$9,109,522	$127
			$(127)
			$—

Short Duration Plus Portfolio	2008	$8,878,608	$1,111
			$(280)
			$(831)
	2009	$9,109,054	$(341)
			$341
			$—

Intermediate Duration Plus	2008	$8,892,089	$14,592
			$(3,314)
			$(11,278)
	2009	$9,112,653	$3,258
			$(3,258)
			$—

Short Duration NY Portfolio	2008	$8,877,869	$372
			(95)
			(277)
	2009	$9,109,539	$144
			(144)
			—

Short Duration CA Portfolio	2008	$8,877,785	$288
			(88)
			(200)
	2009	$9,109,469	$74
			(74)
			—

Short Duration Diversified Muni Portfolio	2008	$8,878,230	$733
			(195)
			(538)
	2009	$9,109,672	$277
			(277)
			—

New York Muni Portfolio	2008	$8,882,765	$5,268
			(1,250)
			(4,018)
	2009	$9,110,579	$1,184
			(1,184)
			—

California Muni Portfolio	2008	$8,881,577	$4,080
			(950)
			(3,130)
	2009	$9,110,207	$812
			(812)
			—

Diversified Muni Portfolio	2008	$8,891,867	$14,370
			(3,415)
			(10,955)
	2009	$9,112,752	$3,357
			(3,357)
			—

Tax-Managed International Portfolio	2008	$8,900,680	$23,183
			$(4,903)
			$(18,280)
	2009	$9,112,777	$3,382
			$(3,382)
			$—

International Portfolio	2008	$8,888,726	$11,229
			$(2,306)
			$(8,923)
	2009	$9,110,926	$1,531
			$(1,531)
			$—

Emerging Markets Portfolio	2008	$8,885,764	$8,267
			$(1,671)
			$(6,596)
	2009	$9,110,659	$1,264
			$(1,264)
			$—

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ MARILYN FEDAK
Marilyn Fedak President

Date: November 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MARILYN FEDAK
Marilyn Fedak President

Date: November 27, 2009

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: November 27, 2009